UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-01829

Columbia Acorn Trust
(Exact name of registrant as specified in charter)

225 Franklin Street, Boston, Massachusetts			02110
(Address of principal executive offices)			(Zip code)

Scott R. Plummer 5228 Ameriprise Financial Center Minneapolis, MN 55474
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-612-671-1947

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Q4 2011

Columbia Acorn Family of Funds

Class Z Shares

Managed by Columbia Wanger Asset Management, LLC

Annual Report

December 31, 2011

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's adviser, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

The views expressed in the "Squirrel Chatter II" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

Stewardship and Growth

Fellow Shareholders:

Last June, I was elected the independent Chair of the Columbia Acorn Trust Board of Trustees. I am honored to continue a long and distinguished tradition of stewardship and advocacy for our shareholders. Stewardship is defined as the careful and responsible management of those things entrusted to one's care. While Trustees cannot influence the volatility of markets, they can maintain standards of excellence in stewardship and take steps to foster the continued vitality of the adviser that manages the Funds' investments, Columbia Wanger Asset Management (CWAM). I am pleased to report that your Board has worked hard towards both this year.

Stewardship requires that we maintain our independence. It also requires that we promote a culture at CWAM that places investment results ahead of all other considerations, that retains and motivates talented individuals, and that continues to employ the investment philosophy established by Ralph Wanger over 40 years ago. Our Board is composed entirely of Trustees who are independent of CWAM, with the exception of Chuck McQuaid, CWAM's Chief Investment Officer.1 The CWAM team serves our shareholders under the ownership of Columbia Management Investment Advisers, LLC (Columbia Management), a subsidiary of Ameriprise Financial, Inc. The Board has taken the steps necessary to ensure CWAM's autonomy in managing the Acorn Funds, while securing the advantages of the larger Ameriprise organization. On February 15, 2012, the president of Columbia Management, to whom CWAM reported, resigned. Columbia Management has assured the Board that this departure will not impact CWAM's independence.

One important signpost for stewardship is the willingness to have "skin in the game." All of our Trustees are investors in the Acorn Funds. Moreover, your portfolio managers have significant personal investments in the Acorn Funds and CWAM continues to compensate its professionals using incentives that reward investment performance. At present, five CWAM portfolio managers each have over $1 million of their own money invested in the Funds they manage. These five Funds represent approximately 85% of the assets currently under management at CWAM. As a result, your portfolio managers are motivated to achieve outstanding investment results for you.

For the first time since 2002, the Board approved the launch of two new Acorn Funds: Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. Both Funds are managed by experienced professionals who have established track records as CWAM analysts, and both invest using the "growth at a reasonable price" philosophy that guides the other Acorn Funds. The new Funds were primarily seeded with the personal investments of their portfolio managers and other CWAM professionals. The launch of these Funds demonstrates the Board's commitment to encouraging growth through developing and retaining investment talent while maintaining our investment principles and furthering the stewardship values that protect our shareholders. We are confident that these two new Funds will be outstanding additions to the Acorn Fund family.

Thank you for your continued confidence in the Acorn Funds.

Laura M. Born
Independent Chair of the Board of Trustees
Columbia Acorn Trust

1  Mr. David Rudis became a disinterested Trustee on January 1, 2012. Ralph Wanger, CWAM's founder, serves as non-voting Trustee Emeritus.

Columbia Acorn Family of Funds

Table of Contents

Performance At A Glance	1
Squirrel Chatter II: Vaccines, Medicine's Greatest Lifesaver	2
Understanding Your Expenses	6
Columbia Acorn Fund
In a Nutshell	8
At a Glance	9
Major Portfolio Changes	24
Statement of Investments	26
Columbia Acorn International
In a Nutshell	10
At a Glance	11
Major Portfolio Changes	39
Statement of Investments	41
Portfolio Diversification	50
Columbia Acorn USA
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	51
Statement of Investments	52
Columbia Acorn International Select
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	59
Statement of Investments	60
Portfolio Diversification	64
Columbia Acorn Select
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	65
Statement of Investments	66
Columbia Thermostat Fund
In a Nutshell	18
At a Glance	19
Statement of Investments	71
Columbia Acorn Emerging Markets Fund
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	72
Statement of Investments	73
Portfolio Diversification	76
Columbia Acorn European Fund
In a Nutshell	22
At a Glance	23
Major Portfolio Changes	77
Statement of Investments	78
Portfolio Diversification	81
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	82
Statements of Operations	84
Statements of Changes in Net Assets	86
Financial Highlights	92
Notes to Financial Statements	96
Report of Independent Registered Public Accounting Firm	107
Federal Income Tax Information	108
Board of Trustees and Management of Columbia Acorn Funds	109
Columbia Acorn Family of Funds Information	113

2011 Year-end Distributions

The following table details the year-end distributions for the Columbia Acorn Funds. For all Funds except Columbia Thermostat Fund, the record date was December 6, 2011, and the ex-dividend and payable date was December 7, 2011. For Columbia Thermostat Fund, the record date was December 21, 2011, and the ex-dividend and payable date was December 22, 2011.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund	None	$0.88962	None	$27.98
Columbia Acorn International	None	None	None	N/A
Columbia Acorn USA	None	$0.16883	None	$27.45
Columbia Acorn International Select	None	$0.39302	$0.37430	$25.10
Columbia Acorn Select	None	None	None	N/A
Columbia Thermostat Fund	None	None	$0.21327	$12.60
Columbia Acorn Emerging Markets Fund	None	None	None	N/A
Columbia Acorn European Fund	$0.01544	None	$0.06861	$9.67

Columbia Acorn Family of Funds

Performance At A Glance Class Z Average Annual Total Returns through 12/31/11

	NAV on 12/31/11	4th quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (ACRNX) (6/10/70)	$27.56	10.78%	-4.61%	2.12%	8.24%	14.50%
Russell 2500 Index		14.52%	-2.51%	1.24%	6.57%	N/A
S&P 500 Index**		11.82%	2.11%	-0.25%	2.92%	10.44%
Lipper Mid-Cap Growth Funds Index		10.30%	-5.30%	2.89%	4.48%	N/A
Columbia Acorn International (ACINX) (9/23/92)	$34.31	2.02%	-14.06%	0.20%	10.27%	10.63%
S&P Global Ex-U.S. Between $500M and $5B Index		0.75%	-16.94%	-0.58%	11.10%	7.90%
S&P Global Ex-U.S. SmallCap Index		1.15%	-17.40%	-2.14%	10.33%	7.10%
Lipper International Small/Mid Growth Funds Index		2.88%	-14.22%	-1.73%	8.98%	N/A
Columbia Acorn USA (AUSAX) (9/4/96)	$26.98	11.94%	-4.95%	0.82%	6.30%	9.49%
Russell 2000 Index		15.47%	-4.18%	0.15%	5.62%	6.74%
Russell 2500 Index		14.52%	-2.51%	1.24%	6.57%	8.34%
Lipper Small-Cap Growth Funds Index		12.88%	-3.40%	1.14%	3.65%	5.21%
Columbia Acorn Int'l Select (ACFFX) (11/23/98)	$24.46	1.93%	-9.76%	0.41%	9.22%	8.65%
S&P Developed Ex-U.S. Between $2B and $10B Index		0.99%	-14.01%	-3.06%	8.41%	6.47%
MSCI EAFE Index		3.33%	-12.14%	-4.72%	4.67%	2.64%
Lipper International Small/Mid Growth Funds Index		2.88%	-14.22%	-1.73%	8.98%	9.15%
Columbia Acorn Select (ACTWX) (11/23/98)	$23.62	9.35%	-16.37%	-1.07%	6.05%	8.76%
S&P MidCap 400 Index		12.98%	-1.73%	3.32%	7.04%	8.57%
S&P 500 Index**		11.82%	2.11%	-0.25%	2.92%	2.42%
Lipper Mid-Cap Growth Funds Index		10.30%	-5.30%	2.89%	4.48%	5.55%
Columbia Thermostat Fund (COTZX) (9/25/02)†	$12.67	7.64%	4.85%	4.21%	—	7.51%
S&P 500 Index		11.82%	2.11%	-0.25%	—	6.85%
Barclays Capital U.S. Aggregate Bond Index		1.12%	7.84%	6.50%	—	5.33%
Lipper Flexible Portfolio Funds Index		6.28%	-1.16%	2.02%	—	7.10%
50/50 Blended Benchmark		6.47%	5.28%	3.54%	—	6.43%
Columbia Acorn Emerging Markets Fund (CEFZX) (8/19/11)	$9.28	4.98%	—	—	—	-7.20%*
S&P Emerging Markets Between $500M and $5B Index		0.96%	—	—	—	-13.46%*
MSCI Emerging Markets Small Cap Index		-0.66%	—	—	—	-16.65%*
Lipper Emerging Markets Index		5.09%	—	—	—	-6.81%*
Columbia Acorn European Fund (CAEZX) (8/19/11)	$9.44	1.19%	—	—	—	-4.78%*
S&P Europe Between $500M and $5B Index		0.41%	—	—	—	-7.17%*
HSBC Smaller European Companies Index		-0.94%	—	—	—	-9.54%*
Lipper European Region Index		5.89%	—	—	—	-1.24%*

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser (Columbia Wanger Asset Management, LLC ("CWAM")) and/or any of its affiliates. Absent these fee waivers or expense reimbursement arrangements, performance results would have been lower. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). If they were included, returns would have been lower. Class Z shares are sold only at NAV with no distribution and service (Rule 12b-1) fees. Only eligible investors may purchase Class Z shares of the Funds, directly or by exchange. Please see each Fund's prospectus for eligibility and other details. Class Z shares have limited eligibility and the investment minimum requirement may vary.

Annual operating expense ratios are stated as of each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios for Class Z shares. Columbia Acorn Fund: 0.76%. Columbia Acorn International: 0.98%. Columbia Acorn USA: 1.01%. Columbia Acorn International Select: 1.16%. Columbia Acorn Select: 0.97%. Columbia Thermostat Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2012; expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investments in other investment companies (underlying funds), are 1.16% and 1.04%, respectively. Columbia Acorn Emerging Markets Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 1.58%. Columbia Acorn European Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 1.51% and 1.50%, respectively. See Page 101 for more information about the Funds' fees and expenses.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares. Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index.

1

Squirrel Chatter II: Vaccines, Medicine's Greatest Lifesaver

I recently read several books on the history of vaccines. As one of the authors put it, "Of all of the benefits of medical science, vaccination is at or near the summit."1

Deadly Diseases

"Bring out your dead!" cries a wretched man pulling a cart of bodies in Monty Python and the Holy Grail. Set in the middle ages, the movie makes fun of the impact of communicable disease at that time. In reality, such diseases were no laughing matter. Once mankind transitioned from isolated bands of nomadic hunter-gatherers to more densely populated groups of farmers, epidemic diseases began to ravage civilization.

Remarkable progress has been made as fatal, communicable disease has now become rare in the developed world. Clearly, improved sanitation and nutrition have helped, but much of the credit goes to the development of vaccines.

The First Vaccine

Dating back to at least the time of the Pharaohs, waves of smallpox epidemics ravaged mankind. In populations previously subject to the disease, mortality rates for those infected could be more than 30% and, for other populations, much more.2 North American Indians had little immunity to the disease. Their population decreased 99% between Columbus's voyage in 1492 and the year 1800, and smallpox was the largest killer.3

People observed that the disease was communicable and one who survived a smallpox infection became immune to the next epidemic of the disease. In ancient China and more recently in Asia and Africa, a crude form of vaccination called variolation developed whereby fluid from a smallpox pustule or parts of smallpox scabs were scraped into the skin of a healthy person. In most cases, immunity would build up before the disease reached a vital organ and the individual would survive.

In 1790, Lady Montague, the wife of the British ambassador to the Ottoman Empire, introduced variolation to Britain. The process was far riskier than vaccines today; most people suffered severe side effects and up to about 3% of those treated died as a result.4 But these were much better odds than for those infected with smallpox.

Edward Jenner, a pharmacist in England, learned that milkmaids were immune to smallpox because they often suffered blisters from cowpox, a related disease. In 1796, Jenner began experimenting with variolating using fluid from a milkmaid's cowpox blisters, rather than smallpox sores. When his subjects were later variolated with smallpox fluid, no reaction occurred, indicating that they were immune from smallpox. Immunization using cowpox fluids rose rapidly and protected millions of people.5

A cowpox-derived vaccine for smallpox continued to be used well into the 20th century, including use by six million New Yorkers who were inoculated during a smallpox scare in 1947. Smallpox was eradicated from nature; the last case occurred in India in 1975.6 Smallpox immunizations ended when health authorities judged the risk of side effects from the vaccine exceeded the risk of the disease returning.

The Golden Age of Vaccines

Beginning in the 1860s, tremendous scientific advances were made. Robert Koch's laboratory in Germany identified bacteria as the source of many diseases and proved that bacteria grown in a lab could cause disease.7 Koch's lab created some vaccines, including those for diphtheria and tetanus.

In France, Louis Pasteur stunned the world by developing the first rabies vaccine in 1885; until then rabies infections resulted in horrible deaths. His mantra was to "isolate, attenuate and vaccinate" the pathogen causing a disease.8 He attenuated a germ by having it reproduce in petri dishes or animal cells where it would evolve in order to optimize in its new environment. Once it evolved to the point it would no longer thrive in and harm humans, it was injected into humans with the hope that the subject would build immunity to full power germs. The Goldilocks' trick, of course, was to make the attenuated germ weak enough so as not to cause harm, but strong enough to create immunity.

2

While scientific understanding of disease increased rapidly, it was primitive compared to modern times. Diagnostic tools were poor. Bacteria could be seen by optical microscopes, but viruses were unseen until the development of the electron microscope in the 1930s. Viruses were inferred to exist as a result of an 1898 experiment by Danish professor Martinus Beijerinck, who filtered bacteria out through unglazed porcelain containers, but observed remaining, and much smaller, disease-causing elements. Scientists learned how to grow viruses in laboratories only in the late 1940s.9

Early vaccines were dangerous and unreliable by today's standards, though far less dangerous than the underlying diseases they prevented. Vaccines did not stop the great influenza epidemic of 1918-1919. Of a worldwide population of one billion, an estimated 500 million were infected and more than 50 million people died.10 This virus was unusual in that it had high mortality among young, healthy people.

Vaccines continued to progress. During World War II, all 11 million U.S. soldiers were vaccinated for typhoid, tetanus, smallpox, cholera and plague. Vaccines, coupled with antibiotics, drastically improved their health. Disease deaths outnumbered battle deaths by 13:1 in the Spanish American War, matched them in World War I and were outnumbered by 1:85 in World War II.11

Maurice Hilleman's Mission

Maurice Hilleman had a role in creating more vaccines than anyone else in history, some three dozen. As noted by Arthur Allen, author of Vaccine, The Controversial Story of Medicine's Greatest Lifesaver, "...his products undoubtedly saved more lives than those of any other individual in the past half-century."12

Hilleman grew up in Montana and earned a Ph.D. in microbiology at the University of Chicago, where he discovered that chlamydia is a tiny bacteria rather than a virus. He then stunned his mentors by departing academia to work in industry. At Squibb, he developed a vaccine against Japanese B encephalitis to protect American Pacific troops during World War II. In 1948, he joined the Walter Reed Army Medical Center, then a hub of vaccine development.

In 1957, Hilleman moved to Merck, where he continued to develop vaccines well past his official retirement in 1984. He had a tremendous work ethic, often working seven days a week and expecting the same from his staff. He and his team were on a mission to rid the world of disease. They developed eight of 14 now common vaccines for measles, mumps, hepatitis A and B, chickenpox, meningitis, pneumonia and Hib (hemophilus influenza, which harms infants and young children).13 One of his accomplishments was the combination MMR (measles, mumps and rubella) vaccine.

Hilleman discovered that the influenza virus is particularly difficult to deal with due to frequent minor drifts in its surface, which each year makes the last year's vaccine obsolete. Periodically, the virus shifts its surface characteristics substantially, becoming much more virulent. Hilleman inferred that a shift occurred in Hong Kong in 1957 and, by having Merck produce 40 million doses of vaccine, saved thousands of lives in America. Potential future shifts keep virologists up at night.

Hilleman helped develop the first two anti-cancer vaccines. One vaccine prevents hepatitis B, the third most common known cause of cancer in the world (after sunlight and smoking).14 It was the first vaccine utilizing recombinant technology and the first made by a single protein. His innovations helped create a vaccine to prevent HPV (human papillomavirus), the cause of cervical cancer. Hilleman had high integrity, as he refused to risk changes in manufacturing processes in order to enhance yields and profits.15 He died in 2005 at age 85.

Vaccine Scares

Two notable scares set back progress on vaccine usage.

In 1982, a TV station in Washington D.C. aired "Vaccine Roulette," a story highlighting risks of the DTP (diphtheria, tetanus and pertussis) vaccine. It showed reactions well known to physicians, including cases of seizures, high fevers and fainting. In a case of ambush journalism, it edited doctors' comments out of context and failed to mention that none of the victims portrayed suffered permanent damage. Other media quoted the story further out of context, claiming permanent damage. The media also failed to mention the consequences of contracting the underlying diseases.16

In 1998, the British medical journal The Lancet published a paper alleging a link between the MMR vaccine

3

and autism.17 It claimed that, in some cases, the vaccine caused the measles virus to lodge in the intestines and create leakage, allowing opioid peptides to escape and penetrate the brain, causing autism. The paper was under fire by scientists immediately. The opioid causation theory had already been widely discredited, the findings of measles in intestines could not be duplicated by other scientists and there was no comparison between autism rates of children who got the vaccine and those who did not. A review by 37 experts found that the theories were "biologically implausible," and the conclusions essentially worthless.18

Fourteen separate groups of investigators did statistical studies that also refuted the link.19 One notable study covered 530,000 children in Denmark from 1991-1998, comparing vaccinated and unvaccinated children. It showed "strong evidence against the hypothesis that MMR vaccination causes autism."20 By 2004, 10 of the original 12 authors of The Lancet article withdrew their support of the paper.21 The Lancet formally retracted the paper in 2010 and, that same year, the primary author of the paper had his U.K. medical license revoked.

Once the MMR-autism link was largely discredited, vaccine opponents claimed a link between mercury in vaccines and autism. Minute amounts of ethyl mercury were utilized in vaccines, usually less than the more toxic methyl mercury infants get exposed to from the environment. Combined, in some cases, the dosage did exceed government guidelines, so the mercury was removed. Studies showed that reported rates of autism continued to climb once mercury was removed from vaccines.22 "In spite of all the concern...there has not been a single case of proven mercury toxicity from vaccines...," writes Kurt Link, author of The Vaccine Controversy: The History, Use, and Safety of Vaccinations.23

Unfortunately, many people appear to rely on one-sided scares and opinions expressed in talk shows and by celebrity activists, rather than on scientific evidence. Immunization rates around the world have fluctuated with publicity, funding for inoculations, public policy and legal requirements. Where immunizations have dropped, outbreaks have occurred. A diphtheria epidemic hit the former Soviet Union in 1993, causing 4,000 deaths.24 In Japan, where pertussis immunizations fell from 80% in 1974 to 10% in 1976, a 1979 epidemic of that disease resulted in 13,000 infections and 41 deaths.25 In the United States, where pockets of low immunization rates exist, outbreaks occur. Some of the Chicago suburbs are currently experiencing a whooping cough outbreak.26

Perspectives on Risks

There have been mistakes in vaccine development, production and use that have resulted in injuries and deaths. However, those numbers pale in comparison to the injuries and deaths caused by the underlying diseases that are being conquered by vaccines. While rare vaccine side effects continue to exist, drugs and vaccines come with disclosures of the known side effects and risks, however unlikely. Diseases don't.

Many people believe some vaccine-preventable diseases to be fairly benign and some are, in most cases. Yet measles is one of the most contagious viruses and has killed more children than any other disease in history.27 It hospitalized 48,000 Americans yearly in the 1960s and killed 400 during a 1964 epidemic.28

Chickenpox is perceived to be a mild disease and it usually is. Acquiring chickenpox creates lifetime immunity to the disease (though susceptibility to shingles) so some question the usefulness of the vaccine. However, Paul Offit, author of Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, points out that chickenpox creates risk of encephalitis, hepatitis, pneumonia and Group A streptococci, the "flesh-eating bacteria." He notes that, before the vaccine, some 10,000 people a year were hospitalized and 100 died annually in the United States due to the disease or related illnesses.29

German measles (rubella) was considered a benign illness featuring a rash and a low fever until Australian ophthalmologist Sir Norman McAllister Gregg discovered a link to birth defects. When striking a mother in her first trimester, rubella causes fetal anomalies in 90% of pregnancies. In 1964-65, prior to the rubella vaccine, the last major epidemic in the United States caused thousands of birth defects.30 Hilleman's MMR vaccine was approved in

4

1971 and the number dropped to seven U.S. cases in 1983.31

Whooping cough (pertussis) is a horrible disease for babies and small children. Babies have died because of outbreaks when vaccination rates declined as a result of scares. The underlying vaccine has changed since the "Vaccine Roulette" television program, to an acellular version with fewer side effects.32 That is why the combination vaccine is now called DTaP rather than DTP.

While no vaccine is 100% effective, the fact remains that if the vast majority of people are vaccinated, a disease cannot infect enough victims to spread. Link writes, "In the prevaccine era, every family lost a child or knew of one so lost due to vaccine-preventable diseases. Today in the USA, the death of a child is an unexpected tragedy; in the past it was an expected sorrow."33 American life expectancies increased 30 years during the 20th century, largely due to vaccines.34

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

The information included on Pages 2-5 of this report is unaudited.

1  Link, M.D., Kurt, The Vaccine Controversy, The History, Use, And Safety of Vaccinations, (Westport, Connecticut, Praeger Publishers 2005) p. 38.

2  Mnookin, Seth, The Panic Virus, A True Story of Medicine, Science, and Fear, (New York, New York, Simon & Schuster 2011) p. 30.

3  Offit, M.D., Paul A., Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, (New York, New York, HarperCollins Publishers 2007) pg. 32.

4  Link, M.D., Kurt, op. cit., p. 12.

5  Allen, Arthur, Vaccine, The Controversial Story of Medicines Greatest Lifesaver, (New York, New York, W. W. Norton & Company 2007) p. 49-50.

6  Ibid., p. 115, 303.

7  Offit, M.D., Paul A., op. cit., p. 144.

8  Allen, Arthur, op. cit., p. 65, 121.

9  Offit, M.D., Paul A., op. cit., p. 37, 41-42.

10  Ibid., p. 2-3.

11  Allen, Arthur, op. cit., p. 119, 159.

12  Ibid., p. 221.

13  Link, M.D., Kurt, op. cit., p. 101.

14  Offit, M.D., Paul A., op. cit., p. 115.

15  Ibid., p. 130, 156.

16  Allen, Arthur, op. cit., p. 251-256.

17  Wakefield, Andrew J., et al., "Ileal-lymphoid-nodular Hyperplasia, Non-Specific Colitis, and Pervasive Developmental Disorders in Children," The Lancet 351, Issue 9103 (1998), p. 637-41.

18  Mnookin, Seth, op. cit., p. 106-107, 114.

19  Offit, M.D., Paul A., op. cit., p. 167.

20  Mnookin, Seth, op. cit., p. 163.

21  Murch, Simon H., et al., "Retraction of an Interpretation," The Lancet 363, Issue 9411 (2004), p. 750.

22  Mnookin, Seth, op. cit., p. 167.

23  Link, M.D., Kurt, op. cit., p. 21.

24  Ibid., p. 57.

25  Mnookin, Seth, op. cit., p. 277.

26  Synett, Lawerence, "Whooping Cough Strikes Collar Counties," Chicago Tribune, December 6, 2011.

27  Mnookin, Seth, op. cit., p. 19.

28  Allen, Arthur, op. cit., p. 217.

29  Offit, M.D., Paul A., op. cit., p. 102.

30  Link, M.D., Kurt, op. cit., p. 82-84.

31  Allen, Arthur, op. cit., p. 240.

32  Ibid., p. 352, 286.

33  Link, M.D., Kurt, op. cit., p. 163.

34  Offit, M.D., Paul A., op. cit., p. xiv.

5

Understanding Your Expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class Z shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table below.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

6

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class Z Shares
Columbia Acorn Fund	1,000.00	1,000.00	890.00	1,021.26	3.60	3.85	0.76
Columbia Acorn International	1,000.00	1,000.00	834.20	1,020.41	4.28	4.71	0.93
Columbia Acorn USA	1,000.00	1,000.00	870.90	1,020.00	4.74	5.11	1.01
Columbia Acorn International Select	1,000.00	1,000.00	869.80	1,019.35	5.34	5.77	1.14
Columbia Acorn Select	1,000.00	1,000.00	836.10	1,020.21	4.46	4.91	0.97
Columbia Acorn Emerging Markets Fund	1,000.00	1,000.00	928.00	1,013.00	5.17	7.37	1.46
Columbia Acorn European Fund	1,000.00	1,000.00	952.20	1,013.33	4.91	6.91	1.37

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Fund of Funds—Columbia Thermostat Fund

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Class Z Shares
Columbia Thermostat Fund	1,000.00	1,000.00	1,001.90	1,023.82	1.25	1.27	0.25	4.52	4.57	0.90

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had the investment adviser and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

7

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

FMC Technologies	1.9%
Donaldson	1.8%
Ametek	1.7%
lululemon athletica	1.6%
Alexion Pharmaceuticals	1.4%
tw telecom	1.1%
Abercrombie & Fitch	1.0%
SBA Communications	1.0%
Fugro	0.7%
Pall	0.6%
Pacific Rubiales Energy	0.5%
Shutterfly	0.4%
Delphi Financial Group	0.3%
True Religion Apparel	0.3%
InterMune	0.2%
Diamond Foods	0.2%

Columbia Acorn Fund rose 10.78% in the fourth quarter of 2011, but ended the year down 4.61%. The Fund underperformed its primary benchmark, the Russell 2500 Index, by 3.74% during the quarter and 2.10% for the year. Performance was hurt by the underperformance of the Fund's international stocks. During both periods, Columbia Acorn Fund slightly beat its peers, as measured by the Lipper Mid-Cap Growth Funds Index.

Telecom stocks called in good gains during both periods. Tower company SBA Communications appreciated 25% in the quarter and 5% for the year as demand improved and the AT&T/T-Mobile merger was abandoned. Fiber optic voice and data services provider tw telecom accelerated growth; its stock rose 17% during the quarter and 14% for the year. PAETEC, a provider of telephone and data services, jumped 49% from the start of the year until its takeover by Windstream was completed on December 1.

Industrial stocks provided fine absolute returns during the quarter. Filter makers Donaldson and Pall rose 25% and 35%, respectively, on better than expected earnings. Instrument maker Ametek also posted fine results and its stock rose 28% in the quarter.

Energy stocks were mixed, providing generally good returns for the quarter but poor returns for the year. Oil and gas wellhead manufacturer FMC Technologies was one exception, rising 39% for the quarter and 18% for the year on improving demand for its products. Pacific Rubiales Energy was another exception, down 13% for the quarter and 45% for the year on substantial, but less than expected, progress on oil production and exploration in Colombia. Netherlands-based Fugro, a provider of sub-sea oilfield services, was up 14% for the quarter but off 27% for the year. Higher oil prices in the quarter improved expectations with respect to demand and earnings growth.

Consumer discretionary stocks were also mixed. Premium activewear retailer lululemon athletica reported excellent growth for both periods, but corrected 4% in the quarter on concerns about inventory levels, reducing its yearly gain to 38%. Internet photo-centric retailer Shutterfly plunged 45% in the quarter and 35% during the year as apparently desperate competitors cut prices. Teen apparel retailer Abercrombie & Fitch was discounted 20% in the quarter and 14% for the year as profits fell short of expectations due to weak margins in the United States and disappointing European sales. True Religion Apparel jumped 55% for the year on excellent sales gains.

Looking at stocks outside of the above sectors, Delphi Financial Group surged 108% in the quarter and 56% for the year on a takeover by Tokio Marine. Snack food distributor Diamond Foods turned bad in the quarter on an accounting controversy, plunging 60%. For the year, Alexion Pharmaceuticals, a biotech company, was the Fund's largest dollar winner, jumping 77% as its drug Soliris appeared effective for treating a neurological condition. However, another biotech company, InterMune, plunged 40% during the quarter and 67% for the year as Germany set disappointing reimbursement rates for the company's pulmonary fibrosis drug.

Columbia Acorn Fund's international stocks rose just 3.22% in the quarter and were off 23.71% for the year. Besides Pacific Rubiales Energy and Fugro, mentioned above, a number of small international energy and materials stocks performed poorly. Foreign stocks accounted for 12.6% of the Fund's assets at the beginning of 2011 and 9.2% of assets at year end.

Stocks were highly correlated with each other in 2011, suggesting to us that good company fundamentals were not adequately rewarded. We continue to believe that buying good companies at reasonable prices will result in long-term outperformance.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

8

Columbia Acorn Fund (ACRNX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2011

Inception 6/10/70	1 year	5 years	10 years
Returns before taxes	-4.61%	2.12%	8.24%
Returns after taxes on distributions	-5.23	1.58	7.66
Returns after taxes on distributions and sale of fund shares	-2.13	1.81	7.25
Russell 2500 Index (pretax)*	-2.51	1.24	6.57

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 0.76%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.9%
2.	Donaldson Industrial Air Filtration	1.8%
3.	Ametek Aerospace/Industrial Instruments	1.7%
4.	lululemon athletica Premium Active Apparel Retailer	1.6%
5.	Mettler Toledo Laboratory Equipment	1.4%
6.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.4%
7.	Crown Castle International Communications Towers	1.3%
8.	tw telecom Fiber Optic Telephone/Data Services	1.1%
9.	Informatica Enterprise Data Integration Software	1.1%
10.	Abercrombie & Fitch Teen Apparel Retailer	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class Z)

June 10, 1970 through December 31, 2011

This graph compares the results of $10,000 invested in Columbia Acorn Fund at inception on June 10, 1970 to the S&P 500 Index and to an initial $31,777 investment in the Russell 2500 Index on the index's December 31, 1978 inception date. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the indexes. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $16.3 billion

*  A $10,000 investment in Columbia Acorn Fund at inception appreciated to $31,777 on December 31, 1978, the inception date of the Russell 2500 Index. For comparison with the Russell 2500 Index, we assigned the index the same value as the Fund at index inception.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

9

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Novozymes	0.9%
Gree	0.7%
Rheinmetall	0.6%
Start Today	0.2%

Columbia Acorn International returned 2.02% in the fourth quarter of 2011, 1.27% ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. For 2011, the Fund fell 14.06%, which was 2.88% ahead of its benchmark. International small-cap stocks underperformed larger-cap stocks in a year marked by extreme volatility and high correlation among most risk assets. For comparison, the large-cap developed international market, as tracked by the MSCI EAFE Index, declined 12.14% during the year.

In 2010, the economic schism between stagnant, deflating developed economies and the high-growth inflationary emerging economies bore out in the strong performance of emerging market stocks. In 2011, fears of a renewed global recession dragged down all markets tied to economic growth, especially those of Europe and the emerging markets. Although early concerns over inflation in China, India and Brazil abated as the year progressed, they were replaced by the far greater concerns of potential sovereign debt defaults in Europe. European banks are important lenders in Asia and Latin America. Investors worried that the banks could serve as a transmission mechanism of European credit contraction.

Notwithstanding the horrific news related to the Japanese tsunami and associated nuclear catastrophe in the spring, Japanese equities proved to be among the best performers globally in 2011. The Fund's Japanese holdings, which represented on average 18% of the portfolio, fell less than 1% in U.S. dollar terms, buoyed in part by an appreciating yen. Internet-related companies Gree (a social networking game developer) and Start Today (an online apparel retailer) posted 182% and 82% gains, respectively, for the year and both were up roughly 12% in the fourth quarter. Investors became enthusiastic about their innovative business models, prospective near-term earnings growth in excess of 50% and high valuations assigned in transactions involving internet-related companies elsewhere in the world. We like these businesses and remain invested, but took some money off the table in both cases to fund more attractively valued new ideas.

As mentioned above, the European debt crisis became the overriding political and economic development affecting global risk premiums in the year and did take a toll on the Fund's equity holdings. Continental European holdings were off over 17%. Danish enzyme manufacturer Novozymes was an exception and up almost 12% for the year and 9% in the fourth quarter. On the downside, German auto supplier and defense contractor Rheinmetall was off more than 40% for the year and 6% in the fourth quarter despite solid improvements and respectable growth in its exhaust-system business, where fuel efficiency and tightening emission standards are creating opportunity. In the age of European austerity, however, the outlook for defense spending has soured, which explains the disappointing share price movement as earnings multiples of European defense stocks contracted.

Emerging market small-cap stocks, strong performers in 2010, were the worst performing equity class in 2011. The Fund's Brazilian holdings declined more than 30%, Chinese holdings more than 35% and Indian holdings more than 53%. At the end of the year, emerging market stocks represented about 24% of the Fund's assets, which compares with a benchmark weight of 25%. Our full weight here reflects our conviction in the long-term underlying opportunities offered by emerging market small-cap stocks as these emerging societies continue to negotiate the transition from informal to formal economies and raise the purchasing power and living standards of millions of people.

2012 has several major catalysts that we believe will affect global risk and the opportunity for continued growth in international small-cap equities. In the beginning of the year, all eyes will continue to look toward Europe for a resolution on the euro debt crisis. This is expected to be resolved before the high rhetoric associated with major elections of new governments in both China and the United States in the fall. As always, we will continue to work hard to find and invest in dynamic growth companies for you, our shareholders. Thank you for your continued investment in the Fund.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

10

Columbia Acorn International (ACINX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2011

Inception 9/23/92	1 year	5 years	10 years
Returns before taxes	-14.06%	0.20%	10.27%
Returns after taxes on distributions	-14.63	-0.32	9.71
Returns after taxes on distributions and sale of fund shares	-8.88	0.20	9.18
S&P Global Ex-U.S. Between $500M and $5B Index*	-16.94	-0.58	11.10

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.98%.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.3%
2.	Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.2%
3.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2%
4.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.1%
5.	Gemalto (France) Digital Security Solutions	1.1%
6.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.0%
7.	Localiza Rent A Car (Brazil) Car Rental	1.0%
8.	Olam International (Singapore) Agriculture Supply Chain Manager	1.0%
9.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	0.9%
10.	Novozymes (Denmark) Industrial Enzymes	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class Z)

September 23, 1992 through December 31, 2011

This graph compares the results of $10,000 invested in Columbia Acorn International at inception on September 23, 1992 to the S&P Global Ex-U.S. Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $5.4 billion

11

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

FMC Technologies	2.8%
Ametek	2.5%
lululemon athletica	2.2%
Donaldson	1.9%
Bally Technologies	1.7%
World Acceptance	1.6%
Abercrombie & Fitch	1.5%
Extra Space Storage	1.4%
Gaylord Entertainment	1.3%
Alexion Pharmaceuticals	1.3%
IPG Photonics	1.1%
Atmel	1.0%
Acuity Brands	1.0%
Finisar	0.8%
Shutterfly	0.4%
Quicksilver Resources	0.3%
TriQuint Semiconductor	0.3%
InterMune	0.3%
Diamond Foods	0.1%

Columbia Acorn USA ended the fourth quarter of 2011 up 11.94%, underperforming the 15.47% return of its primary benchmark, the Russell 2000 Index. For the annual period, Fund performance was more in line with the benchmark, though still below it, with the Fund down 4.95% vs. the Russell 2000's 4.18% decline. Relative Fund performance was strong through the end of October, but returns for the final two months of the year were hard hit by the poor performance of the Fund's consumer stocks.

Winners for the quarter included three industrial names: instrument maker Ametek, industrial air filtration manufacturer Donaldson and commercial lighting manufacturer Acuity Brands. All three companies experienced market share gains and rapid earnings growth, leading to returns between 25% and 47%.

Other winners included FMC Technologies, up 39% for the quarter. FMC benefited from higher oil prices and strong demand for its sub-sea wellhead systems. Bally Technologies, a slot machine manufacturer, gained 47% in the quarter on strong sales of newly released games. Up 31%, lender World Acceptance was boosted by double-digit loan growth and a significant stock buyback. Extra Space Storage, a self-storage facility, gained 31% in the quarter on increasing occupancy and rent hikes.

For the year, Alexion Pharmaceuticals, a biotech company focused on orphan diseases, rose 77% as its primary drug, Soliris, was approved for treating a severe neurological condition. lululemon athletica suffered from a perceived surplus of inventory during the fourth quarter, but still ended the year up 36% in Columbia Acorn USA on strong sales growth driven by increased awareness of its yoga-inspired athletic apparel. FMC Technologies, World Acceptance and Extra Space Storage were also among the Fund's annual winners with gains ranging from 17% to 43% in 2011.

The quarter's primary laggards were consumer stocks. Teen apparel retailer Abercrombie & Fitch dropped 20%, as profits fell short of expectations due to weak margins in the United States and disappointing European sales. Internet photo-centric retailer Shutterfly fell victim to a fierce price war waged by all the internet photo book and photo card companies this holiday season, resulting in a steep stock drop of 45% in the quarter. Down nearly 60%, snack food distributor Diamond Foods was crushed on news of an accounting controversy regarding the timing of payments made to its walnut suppliers.

Outside the consumer sector, IPG Photonics, a manufacturer of fiber lasers, fell 22% during the quarter on decreased orders for low-powered lasers from its Chinese customers. Biotech company InterMune fell more than 40% after receiving a negative ruling from a drug reimbursement board in Germany.

For the annual period, laggards included Gaylord Entertainment, an operator of convention hotels. Its stock fell 33% on poor results at its D.C. and Orlando properties. Quicksilver Resources, a natural gas producer, sank 54% as plans to take the company private fell through and natural gas prices declined. Technology companies Finisar, a manufacturer of telecom equipment, and two semiconductor and related equipment manufacturers, TriQuint Semiconductor and Atmel, saw losses ranging from 34% to 60%. The three stocks soared in 2010, but as sales plateaued in early 2011, the stocks retraced much (and in the case of TriQuint, all) of their prior gains.

Investors spent much of 2011 focused on what could go wrong at home and abroad. Concern is certainly warranted, but we believe that consideration should also be given to the many things that could go right. U.S. economic indicators could keep improving, the unemployment rate could keep dropping, European sovereign debt yields could retreat, and low stock market valuation multiples could jump higher. Last year, it paid to be a pessimist. We believe that sometime soon, the optimists will reign.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

12

Columbia Acorn USA (AUSAX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2011

Inception 9/4/96	1 year	5 years	10 years
Returns before taxes	-4.95%	0.82%	6.30%
Returns after taxes on distributions	-5.04	0.52	6.02
Returns after taxes on distributions and sale of fund shares	-3.10	0.69	5.54
Russell 2000 Index (pretax)*	-4.18	0.15	5.62

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 1.01%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.8%
2.	Ametek Aerospace/Industrial Instruments	2.5%
3.	lululemon athletica Premium Active Apparel Retailer	2.2%
4.	Informatica Enterprise Data Integration Software	2.2%
5.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	2.1%
6.	Nordson Dispensing Systems for Adhesives & Coatings	2.0%
7.	Donaldson Industrial Air Filtration	1.9%
8.	Atwood Oceanics Offshore Drilling Contractor	1.8%
9.	tw telecom Fiber Optic Telephone/Data Services	1.8%
10.	Mettler Toledo Laboratory Equipment	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class Z)

September 4, 1996 through December 31, 2011

This graph compares the results of $10,000 invested in Columbia Acorn USA at inception on September 4, 1996 to the Russell 2000 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.6 billion

13

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Far Eastone Telecom	6.4%
Wirecard	3.1%
Intertek Group	2.0%
Asahi Diamond Industrial	1.9%
Gree	1.9%
Ain Pharmaciez	1.5%
Chemring	1.5%
Rheinmetall	1.5%
Israel Chemicals	1.5%

Columbia Acorn International Select ended the fourth quarter of 2011 up 1.93%, outperforming the 0.99% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. For the year, the Fund was down 9.76%, holding up better than the benchmark's 14.01% decline. Fears of a global recession and continuing financial crisis plagued international market performance throughout the year.

Taiwan's Far Eastone Telecom was a top contributor to Fund gains for both the fourth quarter and the year, up roughly 26% for both periods. Far Eastone is Taiwan's third largest mobile operator and is seeing strong data growth and rising revenue due to the increasing use of smartphones. A 6% yield and strong cash position also made it an attractive investment option during a weak market. Another winner in the mobile communication industry was Japanese mobile social networking game developer Gree. The company's higher than expected growth was reflected in its stock gain of 173% for the year and 13% for the fourth quarter in Columbia Acorn International Select. It too is benefiting from the increased use of smartphones, which has helped to drive its outperformance. Japanese drugstore operator Ain Pharmaciez gained 9% in the fourth quarter, contributing to the stock's annual gain of 39%. Good acquisitions and better than expected cost cutting helped it beat earnings estimates. UK testing, inspection and certification services provider Intertek Group gained 10% in the fourth quarter, ending the year up 15%. Increasing regulations and a focus on product quality has made the testing and inspection business highly resilient in tough economic times. German online payment processor and risk manager Wirecard was up 18% for the year and gained 5% in the fourth quarter. The company has been growing revenues due to strong growth in e-commerce as well as the popularity of a newly introduced prepaid cash card.

Laggards included UK defense contractor Chemring, down 33% in the fourth quarter and 38% for the year as fears of cuts in defense spending dampened the prospects for the company. Germany's Rheinmetall was also impacted by defense spending concerns, falling 43% for the annual period and down 5% in the fourth quarter in the Fund. Israel Chemicals, an Israeli chemical producer, ended the year down 34% and the quarter off 7% due, in part, to fears of political risk in that country and remediation costs associated with clean-up near the company's evaporation pools. Japanese manufacturer of consumable diamond tools, Asahi Diamond Industrial, continued its downward trend from last quarter, falling another 13% in the fourth quarter and ending the year down 35%. Its business has suffered from fears of slowing global growth.

I remain cautious about the global financial markets given the magnitude and multitude of issues that need to be addressed. The Fund will continue to focus on companies with strong cash flow and dividend yield characteristics, solid balance sheets and above-average earnings visibility.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

14

Columbia Acorn International Select (ACFFX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2011

Inception 11/23/98	1 year	5 years	10 years
Returns before taxes	-9.76%	0.41%	9.22%
Returns after taxes on distributions	-10.24	0.01	9.02
Returns after taxes on distributions and sale of fund shares	-5.37	0.45	8.31
S&P Developed Ex-U.S. Between $2B and $10B Index (pretax)*	-14.01	-3.06	8.41

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 1.16%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn International Select
Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	6.4%
2.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	5.7%
3.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	5.7%
4.	Mapletree Industrial Trust (Singapore) Singapore Industrial Property Landlord	5.2%
5.	Seven Bank (Japan) ATM Processing Services	4.0%
6.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	3.8%
7.	Wirecard (Germany) Online Payment Processing & Risk Management	3.1%
8.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	3.0%
9.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.9%
10.	Adcock Ingram Holdings (South Africa) Manufacturer of Pharmaceuticals & Medical Supplies	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class Z)

November 23, 1998 through December 31, 2011

This graph compares the results of $10,000 invested in Columbia Acorn International Select at inception on November 23, 1998 to the S&P Developed Ex-U.S. Between $2B and $10B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $326.4 million

15

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Hertz	6.0%
CNO Financial Group	4.4%
Sanmina-SCI	4.4%
Pacific Rubiales Energy	3.1%

Diversification Status Change

Effective January 31, 2012, Columbia Acorn Select changed its classification to a diversified investment company. This is a change in classification only. The Fund's investment style remains the same. Diversified funds have greater flexibility in allocating investments than non-diversified funds. The Fund was previously registered as a non-diversified investment company, which required more concentrated holdings with a relatively large percentage of portfolio assets invested in a single issuer or a small number of issuers. The Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders.

Columbia Acorn Select gained 9.35% in the fourth quarter of 2011 but fell 16.37% for the year. The S&P MidCap 400 Index, the Fund's primary benchmark, was up 12.98% in the fourth quarter and off 1.73% for the annual period. The large-cap S&P 500 Index gained 11.82% in the quarter and was up 2.11% for the year.

The loss and the performance lag were disappointments to us as Fund managers. So, what happened? What changes have we made to improve this performance?

Last quarter, we spoke about big valuation disparities between different types of companies likely due to investors' beliefs that the world was going to experience another 2008-type crisis. The Fund owned, and still does own, a handful of stocks that we believe have underperformed due to this phenomenon, and which contributed significantly to the Fund's underperformance in 2011. However, many of these companies have strong operational fundamentals, which is the reason that we continue to own them in the Fund. Some examples include: rental car company Hertz, down 20% in 2011 while its adjusted earnings are expected to be up 80% year over year (according to stock market analysts' earnings estimates); Colombian oil producer Pacific Rubiales Energy, down 45% for the year but with earnings up 125% year over year; insurance company CNO Financial Group, down 7% in 2011 but showing adjusted earnings up 80% year over year; and electronic manufacturing services provider Sanmina-SCI, down 19% in 2011 while its adjusted year-over-year earnings rose 25%.

We firmly believe that if a company continues to grow its earnings, its stock price will go up over time. We believe that the 2012 outlook for the companies mentioned above appears relatively strong. Though not visible in the Fund's fourth quarter performance, most of these stocks started to perform better late in the year. We believe that investors may be starting to realize that certain stocks are too cheap at current levels.

In prior shareholder reports, we've mentioned the two types of businesses held by the Fund: (1) core holdings, or companies with sustainable competitive advantages, pricing power, dominant market share and strong cash generation, and (2) opportunistic holdings, or companies going through a turnaround or that are misunderstood by Wall Street for various reasons. Midyear, the Fund began executing on its plan to structure the portfolio with fewer opportunistic holdings (like the stocks mentioned above) and more core holdings. In May 2011, we added Rob Chalupnik as co-portfolio manager to assist in this focus. However, we are deliberately making this transition slowly because we believe many of the Fund's opportunistic holdings are quite cheap and exhibit strong operational fundamentals. We anticipate opportunistic holdings will continue to be part of the portfolio, though a smaller percentage than the Fund has owned in recent years, especially in times of global uncertainty. We expect to vary the percentage when we believe we are being paid to take risk.

Due to the 2012 elections both here and in Europe, we wouldn't be surprised to see positive market results for this country, and some countries in Europe and Asia, in the new year. However, we do anticipate continued stock market volatility as we see little to no improvement in the over-leveraged status of the western world governments.

Thank you for your continued investment in Columbia Acorn Select.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

16

Columbia Acorn Select (ACTWX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2011

Inception 11/23/98	1 year	5 years	10 years
Returns before taxes	-16.37%	-1.07%	6.05%
Returns after taxes on distributions	-16.87	-1.33	5.77
Returns after taxes on distributions and sale of fund shares	-10.60	-0.95	5.27
S&P MidCap 400 Index (pretax)*	-1.73	3.32	7.04

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z shares annual operating expense ratio, as stated in the current prospectus, is 0.97%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Hertz Largest U.S. Rental Car Operator	6.0%
2.	Discover Financial Services Credit Card Company	6.0%
3.	Ametek Aerospace/Industrial Instruments	5.1%
4.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.4%
5.	Sanmina-SCI Electronic Manufacturing Services	4.4%
6.	Donaldson Industrial Air Filtration	3.7%
7.	SBA Communications Communications Towers	3.7%
8.	Pall Filtration & Fluids Clarification	3.3%
9.	Safeway Supermarkets	3.3%
10.	Abercrombie & Fitch Teen Apparel Retailer	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class Z)

November 23, 1998 through December 31, 2011

This graph compares the results of $10,000 invested in Columbia Acorn Select at inception on November 23, 1998 to the S&P MidCap 400 Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the index. The index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.3 billion

17

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter of 2011 up 7.64% and had a 4.85% gain for the annual period. This compares to an 11.82% fourth quarter return for its primary equity benchmark, the S&P 500 Index, and a 2.11% gain in the equity benchmark for the full year. The Fund's primary debt benchmark, the Barclays Capital U.S. Aggregate Bond Index, had a 1.12% return in the fourth quarter and ended the year up 7.84%.

The Fund hit three reallocation triggers in the fourth quarter. Stock exposure was reduced to 60% in October, increased to 70% in November and, in December, reduced back to 60%. The equity portion of the portfolio provided a strong return for the fourth quarter, with Columbia Dividend Income Fund providing top gains. For the year, the bond portion of the portfolio posted the higher weighted average gain, up 7.67% fueled by the 9.46% annual return of Columbia U.S. Treasury Index Fund.

As a result of the periodic review of underlying funds called for by Columbia Thermostat Fund's prospectus, effective December 12, 2011, the following changes were made to Columbia Thermostat Fund:

•  Columbia Marsico Growth Fund, which comprised a 15% weighting of the portfolio's equity fund allocation, was replaced by Columbia Select Large Cap Growth Fund as the large-cap growth offering with a 10% weighting of the equity fund allocation.

•  Columbia Contrarian Core Fund, which provides exposure to the large-cap blend style, had its weighting increased from 10% to 15% of the equity fund allocation.

•  Columbia U.S. Treasury Index Fund, which provides exposure to U.S. Treasury securities, had its weighting reduced from 30% to 20% of the fixed-income allocation.

•  Columbia Income Opportunities Fund, which provides exposure to high-yield securities, had its weighting increased from 20% to 30% of the fixed-income allocation.

The changes were implemented to fine-tune the underlying investment style mix of the equity portion of the Fund and to address yield spreads in the fixed-income segment.

Results of the Funds Owned in Columbia Thermostat Fund as of December 31, 2011

Stock Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Acorn International, Class I	20%	1.99%	-14.02%
Columbia Dividend Income Fund, Class I	20%	12.78%	7.08%
Columbia Acorn Fund, Class I	15%	10.77%	-4.57%
Columbia Contrarian Core Fund, Class I	15%	11.72%	-0.84%
Columbia Select Large Cap Growth Fund, Class I*	10%	5.98%	-2.97%
Columbia Acorn Select, Class I	10%	9.34%	-16.25%
Columbia Large Cap Enhanced Core Fund, Class I	10%	12.06%	4.75%
Weighted Average Equity Gain/Loss	100%	9.37%	-3.82%

*Replaced Columbia Marsico Growth Fund effective December 12, 2011. Weighted average equity returns through year-end reflect linked returns between the previous Fund holding and Columbia Select Large Cap Growth Fund.

Bond Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Intermediate Bond Fund, Class I	50%	1.60%	6.78%
Columbia U.S. Treasury Index Fund, Class I	20%	0.83%	9.46%
Columbia Income Opportunities Fund, Class I	30%	6.45%	6.42%
Weighted Average Income Gain	100%	2.41%	7.67%

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 25, 2011	60% stocks, 40% bonds
November 25, 2011	70% stocks, 30% bonds
December 27, 2011	60% stocks, 40% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

18

Columbia Thermostat Fund (COTZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Class Z)

through December 31, 2011

Inception 9/25/02	1 year	5 years	Life of fund
Returns before taxes	4.85%	4.21%	7.51%
Returns after taxes on distributions	3.80	3.12	6.26
Returns after taxes on distributions and sale of fund shares	3.15	3.06	5.97
S&P 500 Index (pretax)*	2.11	-0.25	6.85
Barclays Capital U.S. Aggregate Bond Index (pretax)*	7.84	6.50	5.33
Lipper Flexible Portfolio Funds Index (pretax)	-1.16	2.02	7.10

All results shown assume reinvestment of distributions.

*The Fund's primary stock and bond benchmarks, respectively.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.04%. Columbia Thermostat Fund has a contractual fee waiver and expense reimbursement with CWAM that expires April 30, 2012; expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investment in other investment companies (underlying funds), are 1.16% and 1.04%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 12/31/11

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/11

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Select Large Cap Growth Fund,* Class I	10%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%

*Replaced Columbia Marsico Growth Fund effective December 12, 2011.

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia U.S. Treasury Index Fund, Class I	20%
Columbia Income Opportunities Fund, Class I	30%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class Z)

September 25, 2002 through December 31, 2011

This graph compares the results of $10,000 invested in Columbia Thermostat Fund at inception on September 25, 2002 to the S&P 500 Index, the Barclays Capital U.S. Aggregate Bond Index and the Lipper Flexible Portfolio Funds Index. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings differ significantly from those in the indexes. The Indexes are unmanaged and returns for the indexes and the Fund include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $189.6 million

19

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi	Stephen Kusmierczak

Lead Portfolio Manager	Lead Portfolio Manager

P. Zachary Egan	Louis J. Mendes

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Far Eastone Telecom	2.5%
Ace Indonesia	2.5%
Nagacorp	1.8%
Madalena Ventures	1.6%
Mongolian Mining	1.1%

As of December 31, 2011, Columbia Acorn Emerging Markets Fund was up 4.98% for the fourth quarter and down 7.20% for the period since its August 19, 2011 launch. The Fund outperformed its primary benchmark, the S&P Emerging Markets Between $500M and $5B Index, by 4.02% for the quarter and by 6.26% for the period since inception.

Madalena Ventures, an oil and gas exploration company, rose 95% during the quarter thanks to others' notable successes in drilling large oil- and gas-bearing shale reservoirs adjoining Madalena's acreage in Argentina. Far Eastone Telecom, the third largest mobile operator in Taiwan, was up 26% for the quarter, as smartphone sales accelerated and the larger user base rapidly increased data usage. Several of the Fund's holdings exposed to Southeast Asia also did well in the fourth quarter, including Nagacorp, up 21%, and Ace Indonesia, up 25%. Nagacorp, a casino/entertainment complex operator based in Hong Kong, has done well due to significant increased patronage and business volume at its flagship Nagaworld casino in Phnom Penh, Cambodia. Ace Indonesia's 2011 sales were up 43% and same-store sales were up nearly 20% for the home improvement retailer.

Two poor performers were the Market Vectors Indian Small Cap Index (down 23%) and EGShares Indian Small Cap (down 21%), both exchange traded funds (ETFs). Negative sentiment about Indian growth prospects and the regulatory environment, as well as rupee depreciation, drove the underperformance. The Fund held ETFs while waiting for Indian regulatory approval to own local shares directly, in order to provide Indian exposure. The Fund received the approval in December and sold the ETFs and added five new Indian positions.

Hong Kong-listed Mongolian Mining, a producer of coking coal, was down 15% as of the year end. Investors worried about the sustainability of steel input prices and Chinese consumption. We don't disagree, but believe that Mongolian Mining's low-cost position and volume growth potential give it a valuable franchise even during a period of low coal prices.

As mentioned in our third quarter shareholder report, the Fund favors companies with defensive business models and healthier balance sheets, as it aims to outperform in falling markets and to keep up in strong bull markets. So far, so good. Cash has added 1.5% to outperformance since inception. We generally aim to keep the cash position between 5% and 10%. Daily cash inflows can occasionally cause the Fund's cash position to exceed this range.

We have found what we believe are good companies with strong dividend yields. The Fund's stocks generated a healthy dividend yield of 2.4% (before fees, at year end), while the Fund's benchmark yielded 3.1% (the Russell 2500 index yielded only 1.5%). As of year-end, about 28% of the Fund was invested in stocks with an expected dividend yield of greater than 4%. Yield makes for a visible and concrete valuation marker during market downdrafts, hopefully leading to outperformance. A healthy dividend can attract buying interest from hard-nosed local investors in emerging markets when foreigners head for the exits. Dividends also give us cash to deploy when stock prices are low.

We believe that being able to grow while paying out significant dividends is the ultimate acid test of a good business. We'll be looking for more businesses like these to add to the Fund in 2012.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

20

Columbia Acorn Emerging
Markets Fund (CEFZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Total Returns (Class Z)

through December 31, 2011

Inception 8/19/11	Life of fund*
Returns before taxes	-7.20%
Returns after taxes on distributions	-7.19
Returns after taxes on distributions and sale of fund shares	-4.67
S&P Emerging Markets Between $500M and $5B Index (pretax)**	-13.46

All results shown assume reinvestment of distributions.

*Reflects performance from Fund inception on 8/19/11 through 12/31/11.

**The Fund's primary benchmark. For purposes of the Fund's principal investment strategies, CWAM generally determines which countries are emerging market countries by reference to the countries included in the S&P Emerging Markets Broad Market Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.58%. Columbia Acorn Emerging Markets Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that generally limits the Fund's ordinary expenses to 1.60% of the Fund's average daily net assets, and which expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 1.58%.

Columbia Acorn Emerging Markets Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn Emerging Markets Fund
Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.6%
2.	Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	2.5%
3.	Ace Indonesia (Indonesia) Home Improvement Retailer	2.5%
4.	Adcock Ingram Holdings (South Africa) Manufacturer of Pharmaceuticals & Medical Supplies	2.3%
5.	Alliance Grain Traders (Canada) Global Leader in Pulse Processing & Distribution	2.3%
6.	Coronation Fund Managers (South Africa) South African Fund Manager	2.1%
7.	Grupo Aeroportuario del Sureste - ADR (Mexico) Mexican Airport Operator	2.1%
8.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.0%
9.	MRV Engenharia (Brazil) Brazilan Property Developer	2.0%
10.	Tower Bersama Infrastructure (Indonesia) Communications Towers	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund (Class Z)

August 19, 2011 through December 31, 2011

This graph compares the results of $10,000 invested in Columbia Acorn Emerging Markets Fund at inception on August 19, 2011 to the S&P Emerging Markets Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$3.2 million

21

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg	Stephen Kusmierczak

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Core Laboratories	2.9%
Chemring	2.1%
Atea	2.0%
Dürr	1.4%
Rotork	1.2%
Mersen	1.1%
Intralot	0.7%

Columbia Acorn European Fund was up 1.19% in the fourth quarter of 2011, outperforming its primary benchmark, the S&P Europe Between $500M and $5B Index, by 78 basis points. Since its launch on August 19, 2011, through December 31, 2011, the Fund declined 4.78% versus its benchmark's drop of 7.17%. We believe this outperformance is explained by the Fund's more conservative positioning and focus on companies with durable business models, solid dividends and less-levered balance sheets.

Despite persistent concerns about the European debt crisis, some companies continued to experience robust growth due to more favorable geographic or business exposures. Dürr, a German automotive plant engineer, climbed 37% in the fourth quarter on strong order wins in China. Norwegian IT hardware and services reseller Atea was up 29% for the quarter after it announced ambitious new growth targets and raised its dividend 250%. Unlike most of our investments in the portfolio, Atea's exposure is Europe only and, more specifically, the Nordic region. Two holdings that continued to benefit from large global investments in energy were Core Laboratories and Rotork, up 27% and 25%, respectively, during the fourth quarter. Dutch Core Laboratories helps oil and gas exploration companies better identify energy reservoirs, while UK-listed Rotork provides actuators and valves for energy distribution.

The Fund's largest detractors fell across several industries and geographies. French vacation property operator Pierre & Vacances dropped 28% in the quarter after the government announced plans to curtail subsidies on vacation homes. We opted to sell the Fund's position in this stock. Mersen, a French maker of equipment used in a wide array of industrial and engineering applications, fell 26% as investor concern over softening industrial order books worldwide took its toll on the shares' valuation. Intralot, a Greek-based operator of online gaming and lotteries, fell 24%. Although Greece represents only 5% of Intralot's operating earnings, the stock has traded down sharply along with poor Greek sentiment. Chemring, a UK defense manufacturer, fell 24% on fears of reduced government spending on defense.

Relative to its benchmark, the Fund maintained a considerable 1,400 basis point underweight position in the United Kingdom and Ireland, and was overweight in France, Germany and the Netherlands as of year end. This UK underweight was a headwind for the Fund, as the British pound appreciated 4.1% against the euro during the period. The Fund's geographic exposures are a product of our bottom-up investment process, not macroeconomic calls on currencies or geographies. We don't hedge currencies in the Fund, believing that we can provide no added value in predicting exchange rates. However, we closely evaluate the impact that currencies have on our companies' production costs and cashflow, and their competitive situation versus competitors operating in other currencies.

Importantly, we believe the domicile of a company or its listing country does not necessarily reflect its true economic exposure. Indeed most of the companies in the Fund have at least pan-European exposures and, in many cases, global footprints. We are not sure how the European crisis will eventually play out, but it is important to note that Europe is composed of a highly diverse group of countries. Some countries, like Germany, the Scandinavian countries and Poland, have been growing strongly the last couple of years. While concerns about the future of Europe and the Eurozone will likely persist for many more months, many of the Fund's export-based industrial and luxury goods companies are enjoying the advantages of the resulting euro depreciation. We remain vigilant in evaluating the Fund's companies' prospects in this tumultuous period.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

22

Columbia Acorn
European Fund (CAEZX)

At a Glance

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Total Returns (Class Z)

through December 31, 2011

Inception 8/19/11	Life of fund*
Returns before taxes	-4.78%
Returns after taxes on distributions	-4.99
Returns after taxes on distributions and sale of fund shares	-3.03
S&P Europe Between $500M and $5B Index (pretax)**	-7.17

All results shown assume reinvestment of distributions.

*Reflects performance from Fund inception on 8/19/11 through 12/31/11.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class Z shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

The Fund's Class Z annual operating expense ratio, as stated in the current prospectus, is 1.50%. Columbia Acorn European Fund has a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; expense ratios without and with the contractual waiver/reimbursement are 1.51% and 1.50%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Acorn European Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn European Fund
Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Gemalto (France) Digital Security & Solutions	3.2%
2.	Wirecard (Germany) Online Payment Processing & Risk Management	2.9%
3.	Core Laboratories (Netherlands) Oil & Gas Reservoir Consulting	2.9%
4.	Geberit (Switzerland) Plumbing Supplies	2.9%
5.	Marel (Iceland) Largest Manufacturer of Poultry & Fish Processing Equipment	2.7%
6.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.6%
7.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	2.6%
8.	1000 mercis (France) Interactive Advertising and Marketing	2.4%
9.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	2.4%
10.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn European Fund (Class Z)

August 19, 2011 through December 31, 2011

This graph compares the results of $10,000 invested in Columbia Acorn European Fund at inception on August 19, 2011 to the S&P Europe Between $500M and $5B Index. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. The index and Fund returns include reinvested dividends and capital gains. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$1.7 million

23

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Information
AboveNet	1,200,000	1,400,000
Akamai	0	700,500
Ariba	1,200,000	2,850,000
Atmel	9,065,000	12,300,000
Boingo Wireless	1,400,000	1,500,000
Concur Technologies	1,480,000	1,830,000
Entegris	4,000,000	5,000,000
Equinix	435,000	585,000
Hittite Microwave	0	400,000
iGATE	3,307,204	3,400,000
Informatica	4,700,000	4,850,000
Ixia	2,030,000	2,330,000
Monolithic Power Systems	800,000	1,165,000
NetEase.com - ADR (China)	0	365,000
ON Semiconductor	6,202,000	6,842,000
Quality Systems	1,100,000	2,333,500
Sanmina-SCI	2,800,000	3,800,000
SBA Communications	3,150,000	3,700,000
Solera Holdings	0	55,000
TIBCO	2,000,000	2,139,800
Ultratech	0	415,000
Velti	0	2,500,000
Verisk Analytics	1,400,000	1,900,000
Industrial Goods & Services
Acorn Energy	1,336,001	1,500,000
Drew Industries	1,260,000	1,500,000
Fortune Brands Home & Security	0	1,300,000
Generac	1,667,021	1,775,704
Kennametal	3,200,000	3,725,000
LKQ	900,000	1,635,000
Middleby	0	123,344
Moog	2,050,000	2,775,000
Consumer Goods & Services
Expedia	0	1,450,000
Fossil	0	115,000
Hertz	3,000,000	3,750,000
Interface	1,000,000	1,750,000
Knoll	4,000,000	4,200,000
Move	0	1,062,500
PVH	1,410,000	1,660,000
Shutterfly	2,300,000	3,070,000
United Stationers	0	493,771
Vail Resorts	1,470,000	1,680,000
Finance
Alliance Data Systems	350,000	400,000
Allied World Holdings	0	500,000
Associated Banc-Corp	4,487,800	6,287,800

	Number of Shares
	09/30/11	12/31/11
Enstar Group	150,000	216,766
Hudson Valley	772,632	811,295
Kemper	0	762,252
Selective Insurance Group	1,420,000	2,050,000
Tower Group	1,225,000	1,675,000
TrustCo Bank	779,305	1,940,318
Wright Express	100,000	180,000
Energy & Minerals
Athabasca Oil Sands	0	2,160,000
Celtic Exploration (Canada)	631,000	1,140,000
Crew Energy (Canada)	847,000	1,399,000
Hornbeck Offshore	500,000	1,000,000
Kirkland Lake Gold (Canada)	0	920,000
Kodiak Oil and Gas	0	2,200,000
Oasis Petroleum	228,200	840,000
PetroMagdalena Energy (Colombia)	6,866,628	7,582,928
SM Energy	715,000	900,000
Health Care
Adcock Ingram Holdings (South Africa)	2,859,820	3,388,000
Auxilium Pharmaceuticals	2,400,000	3,033,715
HealthSouth	1,725,000	2,075,000
Hill-Rom Holdings	625,100	1,975,000
Horizon Pharma	870,000	1,095,000
InterMune	2,226,000	2,950,000
Micromet	5,500,000	6,702,347
NPS Pharmaceuticals	4,500,000	6,000,000
Seattle Genetics	4,200,000	6,153,000
Sirona Dental Systems	1,800,000	2,075,000
Other Industries
Associated Estates Realty	3,000,000	3,700,000
DuPont Fabros Technology	2,200,000	3,350,000
Kite Realty Group	3,050,000	3,500,000

See accompanying notes to financial statements.

24

	Number of Shares
	09/30/11	12/31/11
Sales
Information
Amphenol	3,565,000	3,495,000
Blackbaud	2,250,000	1,680,198
Carbonite	362,577	295,591
Crown Castle International	5,700,000	4,600,000
Discovery Series C	3,000,000	2,050,000
Dolby Laboratories	605,000	0
Hamamatsu Photonics (Japan)	400,000	0
Kenexa	2,025,000	1,700,000
Mail.ru - GDR (Russia)	464,305	423,040
Microsemi	2,345,000	2,160,000
Navigant Consulting	3,000,000	2,800,000
NetSuite	1,450,000	1,150,000
PAETEC Holding	9,000,000	0
Plexus	1,210,000	1,100,000
Polycom	4,130,000	1,165,000
Supertex	644,280	535,000
Tangoe	313,100	0
TheStreet.com	656,585	55,624
Industrial Goods & Services
Arcadis (Netherlands)	626,524	100,000
Mersen (France)	495,086	420,000
Mine Safety Appliances	926,962	566,497
Mueller Water Products	649,000	0
Neopost (France)	265,907	212,972
Silgan Holdings	400,000	200,000
WW Grainger	605,000	270,000
Consumer Goods & Services
Avis Budget Group	4,000,000	3,800,000
Career Education	2,800,000	0
CTS Eventim (Germany)	320,000	265,000
Deckers Outdoor	1,120,000	1,045,000
Expedia	3,100,000	0
Guess?	1,455,000	530,000
Hansen Natural	1,780,000	1,170,000
Lifestyle International (Hong Kong)	14,000,000	13,500,000
lululemon athletica	7,490,000	5,740,000
Move	4,250,000	0
Olam International (Singapore)	32,896,000	32,000,000
Penn National Gaming	1,100,000	850,000
Pool	2,100,000	2,015,000
Thor Industries	2,180,000	1,100,000
True Religion Apparel	1,747,000	1,507,000
Universal Technical Institute	1,400,000	650,000
Finance
Aaron's	2,300,000	1,834,695
CNO Financial Group	11,900,000	8,900,000

	Number of Shares
	09/30/11	12/31/11
Hanover Insurance Group	1,320,000	1,120,000
HCC Insurance Holdings	1,200,000	1,100,000
MB Financial	2,860,000	2,360,000
SVB Financial Group	910,000	810,000
Symetra Financial	694,343	0
TCF Financial	3,000,000	2,200,000
Valley National Bancorp	5,700,000	5,450,000
ViewPoint Financial	700,000	470,000
Energy & Minerals
Atwood Oceanics	2,399,000	2,114,000
Bristow	375,000	0
FMC Technologies	6,200,000	6,036,100
Fugro (Netherlands)	2,641,054	1,988,054
Houston American Energy	1,143,800	900,000
Northern Oil & Gas	850,000	638,000
Orko Silver (Canada)	5,000,000	0
Pacific Rubiales Energy (Colombia)	4,810,550	4,300,000
Silver Standard Resources	900,000	0
Silver Wheaton (Canada)	1,950,000	1,600,000
Southwestern Energy	1,389,000	75,071
STR Holdings	500,000	0
Tuscany International Drilling (Colombia)	8,870,000	4,435,000
Ultra Petroleum	383,000	0
Venoco	575,000	0
Vopak (Netherlands)	600,000	300,000
Health Care
Akorn	4,788,400	4,432,716
Alexion Pharmaceuticals	4,200,000	3,208,000
Community Health Systems	1,625,000	625,000
Edwards Lifesciences	340,000	0
Health Management Associates	3,800,000	1,875,000
Neogen	325,200	0
Pacific Biosciences of California	1,650,000	0
United Therapeutics	142,825	0
Other Industries
BioMed Realty Trust	4,575,000	3,000,000
Federal Realty Investment Trust	840,000	750,000
Heartland Express	2,730,000	2,400,000
JB Hunt Transport Services	1,275,000	1,155,000
Red Eléctrica de España (Spain)	333,000	200,000
Washington REIT	700,000	0

See accompanying notes to financial statements.

25

Columbia Acorn Fund

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 97.3%
Information 27.1%
	> Business Software 7.4%
4,850,000	Informatica (a)	$179,110
	Enterprise Data Integration Software
2,550,000	Ansys (a)	146,064
	Simulation Software for Engineers and Designers
2,700,000	Micros Systems (a)	125,766
	Information Systems for Hotels, Restaurants and Retailers
1,830,000	Concur Technologies (a)	92,946
	Web Enabled Cost & Expense Management Software
2,333,500	Quality Systems	86,316
	IT Systems for Medical Groups & Ambulatory Care Centers
2,850,000	Ariba (a)	80,028
	Cost Management Software
5,164,999	Hexagon (Sweden)	77,227
	Design, Measurement & Visualization Software & Equipment
2,350,000	Constant Contact (a)(b)(c)	54,543
	E-mail & Other Marketing Campaign Mgmt Systems Delivered Over the Web
1,700,000	Tyler Technologies (a)(b)(c)	51,187
	Financial, Tax, Court, & Document Mgmt Systems for Local Governments
2,139,800	TIBCO (a)	51,163
	Datacenter Software
1,150,000	NetSuite (a)	46,633
	End to End IT Systems Solution Delivered Over the Web
1,680,198	Blackbaud	46,541
	Software & Services for Non-Profits
1,700,000	Kenexa (a)(b)	45,390
	Recruiting and Workforce Management Solutions
850,000	Red Hat (a)	35,097
	Maintenance & Support for Opensource OS & Middleware
920,000	Jack Henry & Associates	30,921
	Systems Financial Institutions
900,000	SPS Commerce (a)(b)	23,355
	Supply Chain Management Software Delivered via the Web
2,500,000	Velti (a)	17,000
	Mobile Marketing Software Platform
690,000	Advent Software (a)	16,808
	Asset Management & Trading Systems
1,000,000	InContact (a)	4,430
	Call Center Systems Delivered Via the Web & Telco Services
550,000	Intralinks (a)	3,432
	Collaboration Software
55,000	Solera Holdings	2,450
	Software for Automotive Insurance Claims Processing
		1,216,407

Number of Shares		Value (000)
	> Instrumentation 2.6%
1,600,000	Mettler Toledo (a)(b)	$236,336
	Laboratory Equipment
2,780,000	IPG Photonics (a)(b)	94,159
	Fiber Lasers
2,035,000	Trimble Navigation (a)	88,319
	GPS-based Instruments
		418,814
	> Computer Hardware & Related Equipment 2.4%
3,495,000	Amphenol	158,638
	Electronic Connectors
4,550,000	II-VI (a)(b)	83,538
	Laser Optics and Specialty Materials
1,605,000	Zebra Technologies (a)	57,427
	Bar Code Printers
1,200,000	Netgear (a)	40,284
	Networking Products for Small Business & Home
800,000	Nice Systems - ADR (Israel) (a)	27,560
	Audio & Video Recording Solutions
605,000	Stratasys (a)	18,398
	Rapid Prototyping Systems
230,000	Gemalto (France)	11,187
	Digital Security Solutions
		397,032
	> Mobile Communications 2.3%
4,600,000	Crown Castle International (a)	206,080
	Communications Towers
3,700,000	SBA Communications (a)	158,952
	Communications Towers
600,000	MetroPCS Communications (a)	5,208
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(c)	810
	Satellite Mobile Voice & Data Carrier
		371,050
	> Semiconductors & Related Equipment 2.2%
12,300,000	Atmel (a)	99,630
	Microcontrollers, Radio Frequency, and Memory Semiconductors
6,842,000	ON Semiconductor (a)	52,820
	Mixed-signal & Power Management Semiconductors
5,000,000	Entegris (a)	43,625
	Semiconductor Materials Management Products
2,160,000	Microsemi (a)	36,180
	Analog/Mixed-signal Semiconductors
500,000	Littelfuse	21,490
	Little Fuses
1,900,000	IXYS (a)(b)	20,577
	Power Semiconductors
400,000	Hittite Microwave (a)	19,752
	Radio Frequency, Microwave & Millimeterwave Semiconductors

See accompanying notes to financial statements.

26

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
1,165,000	Monolithic Power Systems (a)	$17,556
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,765,000	Pericom Semiconductor (a)(b)	13,432
	Interface Integrated Circuits (ICs) & Frequency Control Products
2,290,000	TriQuint Semiconductor (a)	11,152
	Radio Frequency Semiconductors
415,000	Ultratech (a)	10,197
	Semiconductor Equipment
535,000	Supertex (a)	10,101
	Analog/Mixed Signal Semiconductors
		356,512
	> Telephone and Data Services 2.1%
9,500,000	tw telecom (a)(b)	184,110
	Fiber Optic Telephone/Data Services
1,400,000	AboveNet (a)(b)	91,014
	Metropolitan Fiber Communications Services
2,520,000	Cogent Communications (a)(b)	42,563
	Internet Data Pipelines
2,000,000	General Communications (a)	19,580
	Commercial Comm & Consumer CATV, Web & Phone in Alaska
1,500,000	Boingo Wireless (a)(c)	12,900
	Wholesale and Retail WiFi Networks
		350,167
	> Computer Services 1.2%
3,400,000	iGATE (a)(b)(c)	53,482
	IT & Business Process Outsourcing Services
680,000	Syntel	31,804
	Offshore IT Services
2,125,000	Virtusa (a)(b)	30,770
	Offshore IT Outsourcing
1,145,000	ExlService Holdings (a)	25,614
	Business Process Outsourcing
1,575,000	Genpact (a)	23,546
	Business Process Outsourcing
4,500,000	Hackett Group (a)(b)	16,830
	IT Integration & Best Practice Research
1,076,353	WNS - ADR (India) (a)	9,676
	Offshore BPO (Business Process Outsourcing) Services
		191,722
	> Gaming Equipment & Services 1.1%
3,725,000	Bally Technologies (a)(b)	147,361
	Slot Machines & Software
1,530,000	WMS Industries (a)	31,396
	Slot Machine Provider
		178,757
	> Telecommunications Equipment 1.0%
685,000	F5 Networks (a)	72,692
	Internet Traffic Management Equipment
1,905,000	Finisar (a)	31,899
	Optical Sub-systems and Components
2,330,000	Ixia (a)	24,488
	Telecom Network Test Equipment

Number of Shares		Value (000)
1,165,000	Polycom (a)	$18,990
	Video Conferencing Equipment
1,925,000	Infinera (a)	12,089
	Optical Networking Equipment
		160,158
	> Business Information & Marketing Services 0.9%
1,900,000	Verisk Analytics (a)	76,247
	Risk & Decision Analytics
900,000	FTI Consulting (a)	38,178
	Financial Consulting Firm
2,800,000	Navigant Consulting (a)(b)	31,948
	Financial Consulting Firm
505,000	RPX (a)	6,388
	Patent Aggregation and Defensive Patent Consulting
		152,761
	> CATV 0.9%
2,050,000	Discovery, Series C (a)	77,285
	CATV programming
1,250,000	Liberty Global, Series A (a)	51,287
	Cable TV Franchises Outside the USA
15,770	Jupiter Telecommunications (Japan)	15,963
	Largest Cable Service Provider in Japan
		144,535
	> Financial Processors 0.9%
2,429,000	Global Payments	115,086
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	23,633
	Singapore Equity & Derivatives Market Operator
		138,719
	> Internet Related 0.9%
585,000	Equinix (a)	59,319
	Network Neutral Data Centers
1,450,000	TripAdvisor (a)	36,554
	Online Travel Research
700,500	Akamai (a)	22,612
	Content Delivery Network (CDN) for Better Delivery of Online Content
365,000	NetEase.com - ADR (China) (a)	16,370
	Chinese Online Gaming Services
423,040	Mail.ru - GDR (Russia) (a)(d)	10,999
	Internet Social Networking & Games for Russian Speakers
55,624	TheStreet.com	94
	Financial Information Websites
		145,948
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	97,156
	Electronic Components Distribution
		97,156
	> Contract Manufacturing 0.4%
3,800,000	Sanmina-SCI (a)	35,378
	Electronic Manufacturing Services
1,100,000	Plexus (a)	30,118
	Electronic Manufacturing Services
		65,496

See accompanying notes to financial statements.

27

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Entertainment Programming 0.1%
1,250,000	IMAX (Canada) (a)	$22,912
	IMAX Movies, Theatre Equipment and Theatre Joint Ventures
		22,912
	> Radio 0.1%
164,991	Saga Communications (a)	6,168
	Radio Stations in Small & Mid-sized Cities
1,527,700	Salem Communications (a)(b)	3,926
	Radio Stations for Religious Programming
		10,094
	> TV Broadcasting —%
2,500,000	Entravision Communications	3,900
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	2,835
	Mid Market Affiliated TV Stations
		6,735
	> Consumer Software —%
295,591	Carbonite (a)(c)	3,281
	Online File Storage
		3,281
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)	1,860
	Advertising on Digital Screens in China's Mass Transit System
		1,860
Information: Total		4,430,116
Industrial Goods & Services 19.0%
	> Machinery 11.0%
4,200,000	Donaldson (b)	285,936
	Industrial Air Filtration
6,750,000	Ametek	284,175
	Aerospace/Industrial Instruments
3,725,000	Kennametal	136,037
	Consumable Cutting Tools
3,000,000	Nordson	123,540
	Dispensing Systems for Adhesives & Coatings
2,775,000	Moog (a)(b)	121,906
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,535,000	Pentair	117,680
	Pumps & Water Treatment
2,325,000	Clarcor	116,227
	Mobile & Industrial Filters
1,800,000	Pall	102,870
	Filtration & Fluids Clarification
2,250,000	HEICO (b)	88,537
	FAA Approved Aircraft Replacement Parts
2,200,000	ESCO Technologies (b)	63,316
	Automatic Electric Meter Readers
2,675,000	Oshkosh Corporation (a)	57,192
	Specialty Truck Manufacturer
1,150,000	WABCO Holdings (a)	49,910
	Truck & Bus Component Supplier
1,775,704	Generac (a)	49,773
	Standby Power Generators

Number of Shares		Value (000)
805,000	Toro	$48,831
	Turf Maintenance Equipment
600,000	Wabtec	41,970
	Freight & Transit Component Supplier
1,300,000	Kaydon	39,650
	Specialized Friction & Motion Control Products
566,497	Mine Safety Appliances	18,762
	Safety Equipment
212,972	Neopost (France)	14,350
	Postage Meter Machines
123,344	Middleby (a)	11,599
	Manufacturer of Cooking Equipment
10,000,000	Marel (Iceland) (a)	10,228
	Largest Manufacturer of Poultry & Fish Processing Equipment
100,000	Valmont Industries	9,079
	Center Pivot Irrigation Systems & Utility Poles
1,250,000	Spartan Motors	6,013
	Specialty Truck & Chassis Manufacturer
3,450,000	Jain Irrigation Systems (India)	5,611
172,500	Jain Irrigation Systems - DVR (India) (a)	115
	Agricultural Micro-irrigation Systems & Food Processing
		1,803,307
	> Industrial Materials & Specialty Chemicals 2.1%
1,750,000	Albemarle	90,143
	Refinery Catalysts and Other Specialty Chemicals
760,000	FMC Corporation	65,390
	Niche Specialty Chemicals
1,525,000	Novozymes (Denmark)	47,078
	Industrial Enzymes
1,500,000	Drew Industries (a)(b)	36,795
	RV & Manufactured Home Components
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile) (c)	36,241
	Producer of Specialty Fertilizers, Lithium & Iodine
900,000	Albany International	20,808
	Paper Machine Clothing and Advanced Textiles
2,218,700	Kansai Paint (Japan)	19,761
	Paint Producer in Japan, India, China and Southeast Asia
420,000	Mersen (France)	12,693
	Advanced Industrial Materials
200,000	Silgan Holdings	7,728
	Metal & Plastic Packaging
		336,637
	> Other Industrial Services 1.9%
3,200,000	Expeditors International of Washington	131,072
	International Freight Forwarder
1,635,000	LKQ (a)	49,181
	Alternative Auto Parts Distribution
1,767,165	Imtech (Netherlands) (c)	45,777
	Electromechanical & ICT Installation & Maintenance

See accompanying notes to financial statements.

28

Number of Shares		Value (000)
	> Other Industrial Services—continued
1,300,000	Forward Air	$41,665
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	27,920
	Portable Storage Units Leasing
750,000	UTI Worldwide	9,968
	Freight Forwarding & Logistics
1,500,000	Acorn Energy (b)	9,060
	Frac Well Exploration/Monitoring Device, Sonar Security,Electric Grid Monitoring
100,000	Arcadis (Netherlands)	1,566
	Engineering Consultants
		316,209
	> Construction 0.9%
1,725,000	Chicago Bridge & Iron	65,205
	Engineering & Construction for LNG & Petrochemicals
66,000	NVR (a)	45,276
	DC Homebuilder
1,300,000	Fortune Brands Home & Security (a)	22,139
	Home Building Supplies & Small Locks
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	17,081
	Civil Engineering & Construction
		149,701
	> Waste Management 0.7%
2,400,000	Waste Connections	79,536
	Solid Waste Management
560,000	Clean Harbors (a)	35,689
	Hazardous Waste Services & Disposal
		115,225
	> Electrical Components 0.7%
1,440,000	Acuity Brands	76,320
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	21,559
	Industrial Light Sources
351,000	Saft Batteries (France)	9,926
	Niche Battery Manufacturer
		107,805
	> Outsourcing Services 0.6%
2,800,000	Quanta Services (a)	60,312
	Electrical & Telecom Construction Services
1,210,000	Insperity	30,673
	Professional Employer Organization
600,000	GP Strategies (a)	8,088
	Training Programs
		99,073
	> Industrial Distribution 0.6%
270,000	WW Grainger	50,541
	Industrial Distribution
2,600,000	Interline Brands (a)(b)	40,482
	Industrial Distribution
		91,023
	> Steel 0.3%
4,000,000	GrafTech International (a)	54,600
	Industrial Graphite Materials Producer
		54,600

Number of Shares		Value (000)
	> Conglomerates 0.2%
2,263,654	Aalberts Industries (Netherlands)	$38,028
	Flow Control & Heat Treatment
		38,028
Industrial Goods & Services: Total		3,111,608
Consumer Goods & Services 15.7%
	> Retail 4.2%
5,740,000	lululemon athletica (a)(b)	267,829
	Premium Active Apparel Retailer
3,510,000	Abercrombie & Fitch	171,429
	Teen Apparel Retailer
5,600,000	Pier 1 Imports (a)(b)	78,008
	Home Furnishing Retailer
3,070,000	Shutterfly (a)(b)	69,873
	Internet Photo-centric Retailer
5,225,000	Saks (a)(c)	50,944
	Luxury Department Store Retailer
525,000	DSW	23,210
	Branded Footwear Retailer
971,500	Teavana (a)(c)	18,245
	Specialty Tea Retailer
115,000	Fossil (a)	9,126
	Watch Designer & Retailer
1,371,366	Gaiam (a)(b)	4,443
	Healthy Living Catalogs & E-Commerce
66,000	The Fresh Market (a)	2,633
	Specialty Food Retailer
		695,740
	> Apparel 3.4%
2,100,000	Coach	128,184
	Designer & Retailer of Branded Leather Accessories
1,660,000	PVH	117,013
	Apparel Wholesaler and Retailer
2,190,000	Warnaco Group (a)(b)	109,587
	Global Branded Apparel Manufacturer
1,045,000	Deckers Outdoor (a)	78,971
	Fashion Footwear Wholesaler
1,507,000	True Religion Apparel (a)(b)	52,112
	Premium Denim
1,000,000	Hanesbrands (a)	21,860
	Apparel Wholesaler
600,000	Steven Madden (a)	20,700
	Wholesaler/Retailer of Fashion Footwear
530,000	Guess?	15,805
	Branded Apparel + Accessories + Licensor
580,000	Crocs (a)	8,567
	Branded Footwear Wholesaler & Retailer
		552,799
	> Travel 2.4%
3,850,000	Gaylord Entertainment (a)(b)	92,939
	Convention Hotels
1,680,000	Vail Resorts	71,165
	Ski Resort Operator & Developer
3,750,000	Hertz (a)	43,950
	Largest U.S. Rental Car Operator

See accompanying notes to financial statements.

29

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Travel—continued
1,450,000	Expedia	$42,079
	Online Travel Services Company
3,800,000	Avis Budget Group (a)	40,736
	Second Largest Car Rental Company
970,000	Choice Hotels	36,909
	Franchisor Of Budget Hotel Brands
1,400,000	HomeAway (a)(c)	32,550
	Vacation Rental Online Marketplace
2,000,000	Localiza Rent A Car (Brazil)	27,449
	Car Rental
		387,777
	> Food & Beverage 1.2%
1,170,000	Hansen Natural (a)	107,804
	Alternative Beverages
32,000,000	Olam International (Singapore)	52,453
	Agriculture Supply Chain Manager
1,050,000	Diamond Foods	33,884
	Snack Foods and Culinary Ingredients
240,000	Snyder's - Lance	5,400
	Snack Foods
1,750,000	GLG Life Tech (Canada) (a)(b)	1,575
	Produce an All-Natural Sweetener Extracted from the Stevia Plant
		201,116
	> Other Consumer Services 0.8%
2,190,000	Lifetime Fitness (a)(b)	102,382
	Sport & Fitness Club Operator
13,500,000	Lifestyle International (Hong Kong)	29,715
	Mid- to High-end Department Store Operator in Hong Kong & China
1,062,500	Move (a)	6,715
	Real Estate Internet Websites
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	424
	Provide Real Estate Services in China
		139,236
	> Furniture & Textiles 0.8%
4,200,000	Knoll (b)	62,370
	Office Furniture
2,250,000	Herman Miller	41,512
	Office Furniture
1,750,000	Interface	20,195
	Modular & Broadloom Carpet
		124,077
	> Casinos & Gaming 0.7%
3,950,000	Pinnacle Entertainment (a)(b)	40,132
	Regional Casino Operator
850,000	Penn National Gaming (a)	32,359
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)(c)	28,860
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong) (a)	15,611
	Macau Casino Operator
		116,962

Number of Shares		Value (000)
	> Other Durable Goods 0.5%
1,650,000	Jarden	$49,302
	Branded Household Products
460,000	Cavco Industries (a)(b)	18,428
	Manufactured Homes
400,000	Tesla Motors (a)(c)	11,424
	Design, Manufacture and Sell High Performance Electric Vehicles
		79,154
	> Consumer Goods Distribution 0.5%
2,015,000	Pool	60,652
	Distributor of Swimming Pool Supplies & Equipment
493,771	United Stationers	16,077
	Wholesale Distributor of Business Products
		76,729
	> Restaurants 0.3%
2,000,000	AFC Enterprises (a)(b)	29,400
	Popeye's Restaurants
450,000	Cheesecake Factory (a)	13,208
	Casual Dining Restaurants
675,000	Bravo Brio Restaurant Group (a)	11,576
	Upscale Casual Italian Restaurants
		54,184
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(b)	49,120
	Hair Dryers & Curling Irons
		49,120
	> Educational Services 0.3%
800,000	New Oriental Education & Technology - ADR (China) (a)	19,240
	China's Largest Private Education Service Provider
300,000	ITT Educational Services (a)(c)	17,067
	Post-secondary Degree Services
650,000	Universal Technical Institute (a)	8,307
	Vocational Training
2,000,000	Voyager Learning, Contingent Value Rights (a)(e)(f)	180
	Education Services for the K-12 Market
		44,794
	> Leisure Products 0.3%
1,100,000	Thor Industries	30,173
	RV & Bus Manufacturer
975,000	Skullcandy (a)(c)	12,207
	Lifestyle Branded Headphones
		42,380
	> Other Entertainment —%
265,000	CTS Eventim (Germany)	7,957
	Event Ticket Sales
		7,957
Consumer Goods & Services: Total		2,572,025
Finance 10.4%
	> Banks 4.1%
2,738,000	BOK Financial	150,398
	Tulsa Based S.W. Bank

See accompanying notes to financial statements.

30

Number of Shares		Value (000)
	> Banks—continued
2,337,313	Hancock Holding	$74,724
	Gulf Coast Bank
6,287,800	Associated Banc-Corp	70,235
	Midwest Bank
5,450,000	Valley National Bancorp (c)	67,416
	New Jersey/New York Bank
1,275,000	City National	56,329
	Bank & Asset Manager
4,300,000	CVB Financial (c)	43,129
	Inland Empire Business Bank
2,360,000	MB Financial	40,356
	Chicago Bank
810,000	SVB Financial Group (a)	38,629
	Bank to Venture Capitalists
2,200,000	TCF Financial	22,704
	Great Lakes Bank
4,299,507	First Busey	21,498
	Illinois Bank
1,121,188	Sandy Spring Bancorp	19,677
	Baltimore, D.C. Bank
1,350,000	TriCo Bancshares (b)	19,197
	California Central Valley Bank
811,295	Hudson Valley	17,216
	Metro New York City Bank
1,940,318	TrustCo Bank	10,885
	New York State Bank
706,559	Eagle Bancorp (a)	10,273
	Metro D.C. Bank
246,505	Pacific Continental Bank	2,182
	Pacific Northwest Bank
158,389	Green Bankshares (a)	200
	Tennessee Bank
		665,048
	> Insurance 2.7%
2,820,000	Leucadia National	64,127
	Insurance Holding Company
8,900,000	CNO Financial Group (a)	56,159
	Life, Long-term Care & Medical Supplement Insurance
1,200,000	Delphi Financial Group	53,160
	Workers Comp & Group Employee Benefit Products & Services
1,120,000	Hanover Insurance Group	39,144
	Personal & Commercial Lines Insurance
2,050,000	Selective Insurance Group	36,347
	Commercial & Personal Lines Insurance
1,675,000	Tower Group	33,785
	Commercial & Personal Lines Insurance
832,000	Willis Group (Ireland)	32,282
	Insurance Broker
500,000	Allied World Holdings	31,465
	Commercial Lines Insurance/Reinsurance
1,100,000	HCC Insurance Holdings	30,250
	Specialty Insurance
762,252	Kemper	22,265
	Multi-line Insurance
216,766	Enstar Group (a)	21,286
	Insurance/Reinsurance & Related Services

Number of Shares		Value (000)
900,000	Brown & Brown	$20,367
	Insurance Broker
300,000	Assured Guaranty	3,942
	Global Muni Bond Insurance
		444,579
	> Finance Companies 1.9%
1,505,202	World Acceptance (a)(b)	110,632
	Personal Loans
2,150,000	McGrath Rentcorp (b)	62,328
	Temporary Space & IT Rentals
1,834,695	Aaron's	48,950
	Rent to Own
3,400,000	H&E Equipment Services (a)(b)	45,628
	Heavy Equipment Leasing
1,123,400	CAI International (a)(b)	17,368
	International Container Leasing
1,091,000	Marlin Business Services (b)	13,856
	Small Equipment Leasing
78,500	Textainer Group Holdings	2,286
	Top International Container Leasor
		301,048
	> Brokerage & Money Management 1.2%
6,198,000	SEI Investments	107,535
	Mutual Fund Administration & Investment Management
3,700,000	Eaton Vance	87,468
	Specialty Mutual Funds
1,000,000	Artio Global Investors (c)	4,880
	International Asset Manager
		199,883
	> Credit Cards 0.3%
400,000	Alliance Data Systems (a)	41,536
	Diversified Credit Card Provider
180,000	Wright Express (a)	9,770
	Pay Card Processor
		51,306
	> Savings & Loans 0.2%
400,000	Financial Engines (a)	8,932
	Asset Management for 401k Plans
1,010,000	Provident New York Bancorp	6,706
	New York State Thrift
470,000	ViewPoint Financial	6,115
	Texas Thrift
452,146	Kaiser Federal	5,797
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,464
	Northeast Thrift
		29,014
Finance: Total		1,690,878
Energy & Minerals 9.5%
	> Oil Services 4.2%
6,036,100	FMC Technologies (a)	315,265
	Oil & Gas Wellhead Manufacturer
1,988,054	Fugro (Netherlands)	115,517
	Sub-sea Oilfield Services

See accompanying notes to financial statements.

31

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Oil Services—continued
2,114,000	Atwood Oceanics (a)	$84,116
	Offshore Drilling Contractor
743,000	Oil States International (a)	56,743
	Diversified North American Oil Service Provider
1,670,000	ShawCor (Canada)	47,342
	Oil & Gas Pipeline Products
1,000,000	Hornbeck Offshore (a)	31,020
	Supply Vessel Operator in U.S. Gulf of Mexico
1,056,600	Black Diamond Group (Canada)	19,146
	Provides Accommodations/Equipment for Oil Sands Development
2,890,900	Horizon North Logistics (Canada)	13,224
	Provides Diversified Oil Service Offering in Northern Canada
4,435,000	Tuscany International Drilling (Colombia) (a)	2,612
	South America Based Drilling Rig Contractor
		684,985
	> Oil & Gas Producers 3.6%
4,300,000	Pacific Rubiales Energy (Colombia) (c)	79,056
	Oil Production & Exploration in Colombia
900,000	SM Energy	65,790
	Oil and Gas Producer
2,400,000	Tullow Oil (United Kingdom)	52,255
	Oil and Gas Producer
695,000	Range Resources	43,048
	Oil and Gas Producer
974,000	Rosetta Resources (a)	42,369
	Oil and Gas Producer Exploring in South Texas and Montana
2,700,000	Denbury Resources (a)	40,770
	Oil Producer Using Co2 Injection
650,000	Baytex (Canada) (c)	36,349
	Oil & Gas Producer in Canada
2,160,000	Athabasca Oil Sands (a)	26,482
	Oil Sands SAGD & Alberta Deep Basin Development
1,140,000	Celtic Exploration (Canada) (a)	25,592
	Canadian Oil and Gas Producer
840,000	Oasis Petroleum (a)	24,436
	Oil Producer in North Dakota
2,200,000	Kodiak Oil and Gas (a)	20,900
	Bakken Oil & Gas Producer
250,000	Cabot Oil and Gas	18,975
	Large Natural Gas Producer in Appalachia and Gulf Coast
550,000	Swift Energy (a)	16,346
	Oil and Gas Exploration and Production
1,399,000	Crew Energy (Canada) (a)	15,449
	Canadian Oil and Gas Producer
638,000	Northern Oil & Gas (a)(c)	15,299
	Small E&P Company in North Dakota Bakken
900,000	Houston American Energy (a)(c)	10,971
	Oil and Gas Exploration/Production in Colombia
27,000,000	ShaMaran Petroleum (Iraq) (a)	9,409
	Oil Exploration in Kurdistan

Number of Shares		Value (000)
7,582,928	PetroMagdalena Energy (Colombia) (a)(b)(c)	$9,081
	Oil & Gas Exploration / Production in Colombia
26,000,000	Petrodorado (Colombia) (a)(b)	5,232
24,000,000	Petrodorado - Warrants (Colombia) (a)(e)(f)	895
	Oil & Gas Exploration/Production in Colombia, Peru & Paraguay
37,500,000	Petromanas (Canada) (a)(b)	5,706
18,750,000	Petromanas - Warrants (Canada) (a)(e)	136
	Exploring for Oil in Albania
5,917,100	Canacol (Colombia) (a)	4,472
	Oil Producer in South America
30,275,000	Petroamerica (Colombia) (a)(b)	3,120
	Oil Exploration & Production in Colombia
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(e)	2,788
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(e)(f)	332
	Oil & Gas Exploration/Production in the North Sea
75,071	Southwestern Energy (a)	2,398
	Oil and Gas Producer
1,198,100	Pan Orient (Canada) (a)	2,293
	Growth Oriented, Return Focused Asian Explorer
41,100,000	Quetzal Energy (Colombia) (a)(b)(e)	1,549
8,900,000	Quetzal Energy (Colombia) (a)(b)	350
	Explores for Oil & Gas in Latin America
		581,848
	> Mining 1.4%
545,000	Core Laboratories (Netherlands)	62,102
	Oil & Gas Reservoir Consulting
1,600,000	Silver Wheaton (Canada)	46,336
	Silver Mining Royalty Company
15,000,000	Zhaojin Mining Industry (China)	23,792
	Gold Mining and Refining in China
1,150,000	Ivanhoe Mines (Mongolia) (a)	20,421
	Copper Mine Project in Mongolia
2,800,000	Alexco Resource (a)	19,068
	Mining, Exploration & Environmental Services
4,432,000	Northam Platinum (South Africa)	16,471
	Platinum Mining in South Africa
7,500,000	Duluth Metals (Canada) (a)(b)	15,387
	Copper & Nickel Miner
920,000	Kirkland Lake Gold (Canada) (a)	13,925
	Gold Mining
12,000,000	Mongolian Mining (Mongolia) (a)	8,997
	Coking Coal Mining in Mongolia
800,000	Augusta Resource (a)(c)	2,480
	U.S. Copper/Molybdenum Mine
4,000,000	Wolverine Minerals (Canada) (a)(b)(e)	716
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(e)(f)	5
	Gold Miner

See accompanying notes to financial statements.

32

Number of Shares		Value (000)
	> Mining—continued
500,000	Duluth Exploration - Special Warrants (Canada) (a)(e)(f)	$44
	Copper & Nickel Miner
		229,744
	> Alternative Energy 0.1%
2,800,000	GT Solar International (a)	20,272
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
1,210,300	Synthesis Energy Systems (China) (a)	1,876
	Owner / Operator of Gasification Plants
		22,148
	> Oil Refining, Marketing & Distribution 0.1%
300,000	Vopak (Netherlands)	15,851
	World's Largest Operator of Petroleum and Chemical Storage Terminals
		15,851
	> Agricultural Commodities 0.1%
1,250,000	Union Agriculture Group (Argentina) (a)(e)(f)	12,463
	Farmland Operator in Uruguay
		12,463
Energy & Minerals: Total		1,547,039
Health Care 9.4%
	> Biotechnology & Drug Delivery 3.5%
4,315,000	BioMarin Pharmaceutical (a)	148,350
	Biotech Focused on Orphan Diseases
6,153,000	Seattle Genetics (a)(b)(c)	102,847
	Antibody-based Therapies for Cancer
3,033,715	Auxilium Pharmaceuticals (a)(b)	60,462
	Biotech Focused on Niche Disease Areas
1,170,000	Onyx Pharmaceuticals (a)	51,421
	Commercial-stage Biotech Focused on Cancer
6,702,347	Micromet (a)(b)	48,190
	Next-generation Antibody Technology
6,000,000	NPS Pharmaceuticals (a)(b)	39,540
	Orphan Drugs & Healthy Royalties
2,950,000	InterMune (a)	37,170
	Drugs for Pulmonary Fibrosis & Hepatitis C
3,430,000	Isis Pharmaceuticals (a)	24,730
	Biotech Pioneer in Anti-sense Drugs
4,550,000	Chelsea Therapeutics International (a)(b)	23,342
	Biotech Focused on Rare Diseases
3,455,000	Raptor Pharmaceutical (a)(b)(c)	21,628
	Orphan Drug Company
1,740,000	Anthera Pharmaceuticals (a)	10,684
	Biotech Focused on Cardiovascular, Cancer & Immunology
359,944	MicroDose Therapeutx (a)(e)(f)	270
	Drug Inhaler Development
		568,634
	> Medical Equipment & Devices 3.0%
3,208,000	Alexion Pharmaceuticals (a)	229,372
	Biotech Focused on Orphan Diseases
2,075,000	Sirona Dental Systems (a)	91,383
	Manufacturer of Dental Equipment

Number of Shares		Value (000)
1,975,000	Hill-Rom Holdings	$66,538
	Hospital Beds/Patient Handling
860,000	Gen-Probe (a)	50,843
	Molecular In-vitro Diagnostics
550,000	Haemonetics (a)	33,671
	Blood & Plasma Collection Equipment
570,000	Orthofix International (a)	20,081
	Bone Fixation & Stimulation Devices
		491,888
	> Medical Supplies 1.3%
3,200,000	Cepheid (a)	110,112
	Molecular Diagnostics
2,126,000	Patterson Companies	62,760
	Dental/Vet/Med Distributor
650,000	Henry Schein (a)	41,879
	Largest Distributor of Healthcare Products
		214,751
	> Health Care Services 1.1%
665,000	Mednax (a)	47,887
	Physician Mgmt for Pediatric and Anesthesia Practices
2,075,000	HealthSouth (a)	36,665
	Inpatient Rehabalitation Facilities
850,000	HMS Holdings (a)	27,183
	Cost Containment Services
4,900,000	eResearch Technology (a)(b)	22,981
	Clinical Research Services
1,875,000	Health Management Associates (a)	13,819
	Non-urban Hospitals
700,000	Allscripts Healthcare Solutions (a)	13,258
	IT for Physician Offices and Hospitals
625,000	Community Health Systems (a)	10,906
	Non-Urban Hospitals
		172,699
	> Pharmaceuticals 0.5%
4,432,716	Akorn (a)	49,292
	Develops, Manufactures & Sells Specialty Generic Drugs
3,388,000	Adcock Ingram Holdings (South Africa)	25,916
	Manufacturer of Pharmaceuticals and Medical Supplies
1,095,000	Horizon Pharma (a)(b)(c)	4,380
	Specialty Pharma Company
2,040,000	Alimera Sciences (a)(b)(c)	2,550
	Ophthalmology-focused Pharmaceutical Company
		82,138
Health Care: Total		1,530,110
Other Industries 6.2%
	> Real Estate 3.8%
3,350,000	DuPont Fabros Technology (b)(c)	81,137
	Technology-focused Office Buildings
750,000	Federal Realty Investment Trust	68,063
	Shopping Centers
3,700,000	Associated Estates Realty (b)	59,015
	Multi-family Properties
3,000,000	BioMed Realty Trust	54,240
	Life Science-focused Office Buildings

See accompanying notes to financial statements.

33

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Real Estate—continued
720,000	Digital Realty Trust (c)	$48,002
	Technology-focused Office Buildings
1,850,000	Extra Space Storage	44,826
	Self Storage Facilities
1,120,000	Kilroy Realty	42,638
	West Coast Office and Industrial Properties
975,000	Post Properties	42,627
	Multifamily Properties
3,000,000	Education Realty Trust	30,690
	Student Housing
43,000,000	Mapletree Logistics Trust (Singapore)	27,988
	Industrial Property Landlord
530,000	Macerich	26,818
	Regional Shopping Malls
15,000,000	Ascendas REIT (Singapore)	21,180
	Singapore Industrial Property Landlord
3,750,000	DCT Industrial Trust	19,200
	Industrial Properties
3,500,000	Kite Realty Group (b)	15,785
	Community Shopping Centers
1,000,000	St. Joe (a)(c)	14,660
	Florida Panhandle Landowner
1,500,000	Summit Hotel Properties (b)	14,160
	Owner of Select Service Hotels
2,800	Orix JREIT (Japan)	11,515
	Diversified REIT
37,407	Security Capital Euro Realty (Luxembourg) (a)(e)(f)(g)	—
	Self Storage Properties
		622,544
	> Transportation 1.4%
2,800,000	Rush Enterprises, Class A (a)(b)	58,576
550,000	Rush Enterprises, Class B (a)(b)	9,443
	Truck Sales and Service
1,260,000	World Fuel Services	52,895
	Global Fuel Broker
1,155,000	JB Hunt Transport Services	52,056
	Truck & Intermodal Carrier
2,400,000	Heartland Express	34,296
	Regional Trucker
300,000	Genesee & Wyoming (a)	18,174
	Short-line Operator
		225,440
	> Regulated Utilities 1.0%
2,000,000	Northeast Utilities	72,140
	Regulated Electric Utility
1,800,000	Wisconsin Energy	62,928
	Wisconsin Utility
500,000	Allete	20,990
	Regulated Electric Utility- Minnesota
200,000	Red Eléctrica de España (Spain)	8,559
	Spanish Power Transmission
		164,617
Other Industries: Total		1,012,601
Total Equities: 97.3% (Cost: $10,899,548)		15,894,377

Number of Shares		Value (000)
Securities Lending Collateral 2.3%
382,045,475	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (h)	$382,045
Total Securities Lending Collateral: (Cost: $382,045)		382,045
Total Investments: 99.6% (Cost: $11,281,593)(i)(j)		16,276,422
Obligation to Return Collateral for Securities Loaned: (2.3)%		(382,045)
Cash and Other Assets Less Liabilities: 2.7%		442,198
Total Net Assets: 100.0%		$16,336,575

ADR - American Depositary Receipts

DVR - Differential Voting Right Equity Shares

GDR - Global Depositary Receipts

See accompanying notes to financial statements.

34

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
AboveNet	1,200,000	200,000	-	1,400,000	$91,014	$-
Acorn Energy	-	1,500,000	-	1,500,000	9,060	53
AFC Enterprises	2,000,000	-	-	2,000,000	29,400	-
Akorn*	2,659,068	2,340,932	567,284	4,432,716	49,292	-
Allos Therapeutics*	7,035,000	-	7,035,000	-	-	-
Alimera Sciences	361,450	1,678,550	-	2,040,000	2,550	-
Anthera Pharmaceuticals*	1,450,000	290,000	-	1,740,000	10,684	-
Array Biopharma*	3,500,000	-	3,500,000	-	-	-
Art Technology Group*	9,000,000	-	9,000,000	-	-	-
Associated Estates Realty	2,200,000	1,500,000	-	3,700,000	59,015	1,717
Auxilium Pharmaceuticals	1,200,000	1,833,715	-	3,033,715	60,462	-
Bally Technologies	3,725,000	-	-	3,725,000	147,361	-
Blackbaud*	2,250,000	-	569,802	1,680,198	46,541	810
CAI International	1,650,000	-	526,600	1,123,400	17,368	-
Cavco Industries	180,000	280,000	-	460,000	18,428	-
Cepheid*	2,415,000	785,000	-	3,200,000	110,112	-
Chelsea Therapeutics International	3,449,900	1,100,100	-	4,550,000	23,342	-
Clarcor*	2,565,000	-	240,000	2,325,000	116,227	1,356
Cogent Communications	2,800,000	-	280,000	2,520,000	42,563	-
Constant Contact	1,400,000	950,000	-	2,350,000	54,543	-
Diamond Foods*	1,300,000	-	250,000	1,050,000	33,884	217
Donaldson	4,200,000	-	-	4,200,000	285,936	1,806
Drew Industries	1,260,000	240,000	-	1,500,000	36,795	-
Duluth Metals	3,154,000	4,346,000	-	7,500,000	15,387
DuPont Fabros Technology	1,935,579	1,414,421	-	3,350,000	81,137	684
Education Realty Trust*	3,000,000	-	-	3,000,000	30,690	510
eResearch Technology	4,250,000	650,000	-	4,900,000	22,981	-
ESCO Technologies	2,200,000	-	-	2,200,000	63,316	704
Gaiam	1,371,366	-	-	1,371,366	4,443	-
Gaylord Entertainment	3,850,000	-	-	3,850,000	92,939	-
GLG Life Tech	1,200,000	550,000	-	1,750,000	1,575	-
H&E Equipment Services	3,000,000	400,000	-	3,400,000	45,628	-
Hackett Group	4,500,000	-	-	4,500,000	16,830	-
HEICO+	1,700,000	550,000	-	2,250,000	88,537	237
Helen of Troy	1,600,000	-	-	1,600,000	49,120	-
Horizon Pharma	-	1,095,000	-	1,095,000	4,380
iGATE	2,913,065	500,000	13,065	3,400,000	53,482	-
II-VI+	2,225,000	2,325,000	-	4,550,000	83,538	-
Informatica*	5,200,000	150,000	500,000	4,850,000	179,110	-
Interline Brands	2,600,000	-	-	2,600,000	40,482	-
IPG Photonics	2,710,000	70,000	-	2,780,000	94,159	-
IXYS	1,900,000	-	-	1,900,000	20,577	-
Kenexa	2,025,000	-	325,000	1,700,000	45,390	-
Kite Realty Group	3,050,000	450,000	-	3,500,000	15,785	732
Knoll	4,000,000	200,000	-	4,200,000	62,370	1,060
Lifetime Fitness	2,190,000	-	-	2,190,000	102,382	-
lululemon athletica+	4,035,000	3,950,000	2,245,000	5,740,000	267,829	-
Marlin Business Services	1,091,000	-	-	1,091,000	13,856	65
MB Financial*	2,860,000	-	500,000	2,360,000	40,356	86
McGrath Rentcorp	2,350,000	-	200,000	2,150,000	62,328	2,105
Mettler Toledo	1,600,000	-	-	1,600,000	236,336
Micromet	5,500,000	1,202,347	-	6,702,347	48,190	-
Moog	1,820,000	955,000	-	2,775,000	121,906	-
Nabi Biopharmaceuticals*	1,383,454	1,916,546	3,300,000	-	-	-
Nanosphere*	1,480,056	-	1,480,056	-	-	-
Navigant Consulting	3,100,000	-	300,000	2,800,000	31,948	-
NPS Pharmaceuticals	3,200,000	2,800,000	-	6,000,000	39,540	-
Orko Silver*	10,000,000	-	10,000,000	-	-	-

See accompanying notes to financial statements.

35

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
Orthofix International*	1,150,000	-	580,000	570,000	$20,081	$-
PAETEC Holding	9,600,000	-	9,600,000	-	-	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	13,432	-
Petroamerica	30,275,000	-	-	30,275,000	3,120	-
Petrodorado	24,000,000	2,000,000	-	26,000,000	5,232	-
Petrolifera Petroleum*	13,950,000	-	13,950,000	-	-	-
PetroMagdalena Energy+	-	7,582,928	-	7,582,928	9,081
Petromanas	37,500,000	-	-	37,500,000	5,706	-
Pier 1 Imports	5,600,000		-	-	5,600,000	78,008
Pinnacle Entertainment	3,400,000	550,000	-	3,950,000	40,132	-
Quetzal Energy	-	50,000,000	-	50,000,000	1,899	-
Raptor Pharmaceutical	-	3,455,000	-	3,455,000	21,628	-
Rush Enterprises	3,350,000	-	-	3,350,000	68,019	-
Salem Communications	1,541,000	-	13,300	1,527,700	3,926	-
Seattle Genetics	4,180,918	2,472,082	500,000	6,153,000	102,847
Shutterfly	1,700,000	1,370,000	-	3,070,000	69,873	-
Spanish Broadcasting System*+	2,400,000	240,000	2,640,000	-	-	-
SPS Commerce	856,429	43,571	-	900,000	23,355	-
Summit Hotel Properties	-	1,500,000	-	1,500,000	14,160	399
Supertex*	1,035,000	-	500,000	535,000	10,101	-
Talbots*	4,150,000	-	4,150,000	-	-	-
THQ*	3,567,000	-	3,567,000	-	-	-
TriCo Bancshares	1,350,000	-	-	1,350,000	19,197	365
True Religion Apparel	2,047,000	-	540,000	1,507,000	52,112	-
Tuscany International Drilling*	10,719,200	-	6,284,200	4,435,000	2,612	-
tw telecom	9,500,000	-	-	9,500,000	184,110	-
Tyler Technologies	2,000,000	-	300,000	1,700,000	51,187	-
Universal Technical Institute*	1,700,000	-	1,050,000	650,000	8,307	-
Virtusa	2,000,000	125,000	-	2,125,000	30,770	-
Warnaco Group	2,190,000	-	-	2,190,000	109,587	-
Wolverine Minerals	-	4,000,000	-	4,000,000	716	-
World Acceptance	1,505,202	-	-	1,505,202	110,632	-
Total of Affiliated Transactions	339,825,687	109,561,192	84,506,307	364,880,572	$4,380,934	$12,906

*  At December 31, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+  Includes the effects of a stock split.

  The aggregate cost and value of these companies at December 31, 2011, were $2,644,726 and $3,722,937, respectively. Investments in affiliated companies represented 22.79% of the Fund's total net assets at December 31, 2011.

(c)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $371,484.

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2011 this security had an aggregate value of $10,999, which represented 0.07% of total net assets.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $19,378 which represented 0.12% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-12/16/11	1,250,000	$15,000	$12,463
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	2,788
Quetzal Energy	1/14/11	41,100,000	5,193	1,549
Petrodorado - Warrants	11/20/09	24,000,000	2,965	895
Wolverine Minerals	6/3/11	4,000,000	2,005	716
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	332
MicroDose Therapeutx	11/24/00	359,944	2,005	270
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	180
Petromanas - Warrants	5/20/10	18,750,000	1,086	136
Duluth Exploration - Special Warrants	8/19/11	500,000	-	44
Wolverine Minerals - Warrants	6/3/11	2,000,000	243	5
Security Capital Euro Realty	8/20/98-7/20/99	37,407	205	-
			$32,819	$19,378

See accompanying notes to financial statements.

36

> Notes to Statement of Investments (dollar values in thousands)

(f)  Illiquid security.

(g)  Security has no value.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At December 31, 2011 for federal income tax purposes, the cost of investments was $11,332,536 and net unrealized appreciation was $4,943,887 consisting of gross unrealized appreciation of $5,820,886 and gross unrealized depreciation of $(876,999).

(j)  On December 31, 2011, the market value of foreign securities represented 9.17% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Canada	$266,137	1.63
Netherlands	278,841	1.71
Singapore	125,254	0.77
Colombia	106,367	0.65
Hong Kong	74,186	0.45
Sweden	77,227	0.47
Japan	68,798	0.42
China	63,562	0.39
United Kingdom	55,375	0.34
France	48,156	0.29
Denmark	47,078	0.29
Brazil	44,530	0.27
South Africa	42,387	0.26
Chile	36,241	0.22
	Value	Percentage of Net Assets
Ireland	$32,282	0.20
Mongolia	29,418	0.18
Israel	27,560	0.17
India	15,402	0.09
Argentina	12,463	0.08
Russia	10,999	0.07
Iceland	10,228	0.06
Iraq	9,409	0.06
Spain	8,559	0.05
Germany	7,957	0.05
Luxembourg	-	-
Total Foreign Portfolio	$1,498,416	9.17

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,291,107	$139,009	$-	$4,430,116
Industrial Goods & Services	2,884,916	226,692	-	3,111,608
Consumer Goods & Services	2,466,109	105,736	180	2,572,025
Finance	1,690,878	-	-	1,690,878
Energy & Minerals	1,295,228	239,304	12,507	1,547,039
Health Care	1,503,924	25,916	270	1,530,110
Other Industries	943,359	69,242	-	1,012,601
Total Equities	15,075,521	805,899	12,957	15,894,377
Total Securities Lending Collateral	382,045	-	-	382,045
Total Investments	$15,457,566	$805,899	$12,957	$16,276,422

See accompanying notes to financial statements.

37

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$110,688	$16,715	$16,715	$110,688

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period and as resale restrictions no longer apply.

  Foreign exchange-traded financial assets were transferred from Level 1 to Level 2 due to application of a systematic fair valuation model.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Consumer Goods & Services	$262	$-	$(82)	$-	$-	$-	$-	$180
Energy & Minerals	15,000	-	(2,594)	101	-	-	-	12,507
Health Care	103	(7,780)	7,947	-	-	-	-	270
	$15,365	$(7,780)	$5,271	$101	$-	$-	$-	$12,957

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(2,500). This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

38

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Asia
> Japan
Asahi Diamond Industrial	1,851,900	1,885,600
Disco	0	306,000
FP Corporation	0	254,000
Ibiden	883,144	1,143,144
Japan Airport Terminal	2,052,572	2,137,272
Kuraray	2,129,100	2,981,100
NGK Insulators	0	2,400,000
Park24	736,600	2,263,000
> Taiwan
Advantech	3,458,700	6,603,000
Chroma Ate	7,025,500	9,857,400
CTCI Corp	9,315,800	13,957,000
Far Eastone Telecom	33,118,800	36,606,000
Lung Yen	510,800	2,468,300
PC Home	0	2,268,000
Simplo Technology	3,678,530	5,614,530
St. Shine Optical	2,240,000	2,450,000
Taiwan Mobile	0	6,647,000
Tripod Technologies	5,613,270	10,147,270
> China
Digital China	11,165,300	12,446,800
NetEase.com - ADR	401,000	644,000
New Oriental Education & Technology - ADR	965,387	1,100,000
> Hong Kong
AAC Technologies	0	8,475,000
L'Occitane International	15,000,000	15,625,000
> India
Shriram Transport Finance	767,100	1,550,000
Titan Industries	0	791,352
United Breweries	1,203,445	1,500,251
> Korea
Handsome	0	61,600
> Indonesia
Jasa Marga	0	6,937,300
Tower Bersama Infrastructure	0	13,942,000
> Thailand
Home Product Center	104,039,000	120,000,000
> Philippines
Manila Water Company	14,299,600	19,454,700
SM Prime Holdings	63,272,200	69,967,000
> Cambodia
Nagacorp	40,438,400	42,522,600

	Number of Shares
	09/30/11	12/31/11
Europe
> United Kingdom
Greggs	0	467,193
> Germany
Bertrandt	0	165,400
Wirecard	2,286,441	2,500,000
> Switzerland
Dufry Group	286,300	324,000
> Italy
Geox	4,973,000	5,300,000
Pirelli	0	1,756,000
> Belgium
EVS Broadcast Equipment	332,977	438,880
Other Countries
> United States
Hornbeck Offshore	0	555,500
Textainer Group Holdings	838,297	965,297
> Canada
Alliance Grain Traders	754,800	868,000
Athabasca Oil Sands	0	731,000
Celtic Exploration	505,000	721,000
Crew Energy	678,000	1,043,000
Latin America
> Brazil
Multiplus	1,179,000	1,200,000
Odontoprev	0	1,500,000

See accompanying notes to financial statements.

39

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/11	12/31/11
Sales
Asia
> Japan
Asics	2,116,900	0
Hamamatsu Photonics	765,554	479,854
Kakaku.com	530,500	0
Kamigumi	634,794	0
Kansai Paint	8,187,600	7,044,100
Nippon Sheet Glass	6,107,300	0
Start Today	938,400	527,001
> Taiwan
China Steel Chemical	2,748,000	0
Formosa International Hotels	1,580,717	468,917
President Chain Store	7,017,009	7,000,000
Sinyi Realty	1,211,280	0
Taiwan Hon Chuan	11,315,800	10,357,000
> Singapore
Ascendas REIT	23,489,149	21,600,000
CDL Hospitality Trust	21,890,000	18,000,000
Mapletree Industrial Trust	42,675,997	39,000,000
Mapletree Logistics Trust	53,383,000	50,000,000
> China
Jiangsu Expressway	23,596,000	0
Noah Holdings - ADR	800,000	493,398
Wasion Group	8,479,200	0
> Hong Kong
Hutchison Port Holdings Trust	32,000,000	0
> India
Infrastructure Development Finance	3,807,700	0
> Korea
MegaStudy	129,332	63,916
NHN	160,150	101,150
Europe
> United Kingdom
Cobham	5,804,000	0
FlyBe	1,499,183	0
Intertek Group	1,853,000	1,480,000
JLT Group	3,644,400	3,000,000
Kesa Electricals	9,009,000	2,533,060
Workspace Group	8,028,385	8,000,000
> Netherlands
Fugro	844,967	687,967
USG People	454,772	0
Vopak	1,189,424	317,424

	Number of Shares
	09/30/11	12/31/11
> France
Eurofins Scientific	554,800	532,368
Mersen	556,874	460,000
Neopost	631,797	555,324
Pierre & Vacances	322,605	0
Teleperformance	1,158,000	0
> Switzerland
Bank Sarasin & Cie	773,707	696,331
Kuehne & Nagel	350,445	296,145
> Ireland
Aryzta	395,008	0
Paddy Power	350,000	289,400
United Drug	9,700,000	9,074,112
> Finland
Poyry	409,248	0
Other Countries
> United States
Alexion Pharmaceuticals	887,431	627,431
Atwood Oceanics	1,373,080	952,080
Bristow	421,732	0
FMC Technologies	707,213	606,253
> Canada
Black Diamond Group	1,189,576	1,049,576
Eacom Timber	13,000,000	0
Petromanas	12,500,000	0
ShawCor	1,790,397	1,212,597
> Australia
SAI Global	5,806,600	0
Latin America
> Brazil
Mills Estruturas e Servicos de Engenharia	3,184,900	2,303,200
MRV Engenharia	3,634,800	3,500,000
> Guatemala
Tahoe Resources	963,600	932,600

See accompanying notes to financial statements.

40

Columbia Acorn International

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 96.8%
Asia 43.3%
	> Japan 18.3%
7,044,100	Kansai Paint	$62,739
	Paint Producer in Japan, India, China and Southeast Asia
22,694,000	Seven Bank	44,410
	ATM Processing Services
2,981,100	Kuraray	42,307
	Special Resin, Fine Chemical, Fibers & Textures
1,995,438	Aeon Delight	40,226
	Facility Maintenance & Management
1,697,200	Hoshizaki Electric	39,817
	Commercial Kitchen Equipment
1,139,000	Gree	39,155
	Mobile Social Networking Game Developer/Platform
23,790	Wacom (a)(b)	36,080
	Computer Graphic Illustration Devices
677,892	Ain Pharmaciez	32,621
	Dispensing Pharmacy/Drugstore Operator
7,780	Orix JREIT	31,996
	Diversified REIT
16,005	Advance Residence Investment	30,877
	Residential REIT
2,263,000	Park24	29,932
	Parking Lot Operator
2,400,000	NGK Insulators	28,415
	Ceramic Products for Auto, Power & Electronics
2,137,272	Japan Airport Terminal	27,813
	Airport Terminal Operator at Haneda
295,762	Nakanishi	27,295
	Dental Tools & Machinery
937,651	Kintetsu World Express	27,235
	Airfreight Logistics
25,769,649	Shinsei Bank	26,645
	Commercial Bank
25,979	Jupiter Telecommunications	26,296
	Largest Cable Service Provider in Japan
855,604	Tsumura	25,223
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
1,055,562	Glory	22,706
	Currency Handling Systems & Related Equipment
1,885,600	Asahi Diamond Industrial	22,690
	Consumable Diamond Tools
1,143,144	Ibiden	22,506
	Electronic Parts & Ceramics
2,600,000	Shimadzu	21,926
	Analytical Instrument, Medical & Industrial Equipment
1,277,429	Daiseki	20,756
	Waste Disposal and Recycling
1,405,739	Ushio	20,204
	Industrial Light Sources
469,500	Pigeon	19,136
	Baby Care Products

Number of Shares		Value (000)
2,874	Fukuoka REIT	$18,883
	Diversified REIT in Fukuoka
732,108	Icom	18,722
	Two Way Radio Communication Equipment
880,474	Aeon Mall	18,679
	Suburban Shopping Mall Developer, Owner & Operator
5,540	Mori Hills REIT Investment	18,092
	Tokyo Centric Diversified REIT
636,250	Miura	17,921
	Industrial Boiler Manufacturer
6,140	Kenedix Realty Investment	17,802
	Tokyo Mid Size Office REIT
772,000	Misumi Group	17,667
	Industrial Components Distributor
1,346,963	Torishima Pump Manufacturing (b)	17,239
	Industrial Pump for Power Generation and Water Supply Systems
1,940,200	Sintokogio	17,014
	Automated Casting Machines, Surface Treatment System and Consumables
479,854	Hamamatsu Photonics	16,730
	Optical Sensors for Medical and Industrial Applications
254,000	FP Corporation	16,456
	Disposable Food Trays & Containers
306,000	Disco	15,933
	Semiconductor Dicing & Grinding Equipment
527,001	Start Today	12,364
	Online Japanese Apparel Retailer
24,000	Doshisha	692
	Wholesaler
		993,200
	> Taiwan 6.1%
36,606,000	Far Eastone Telecom	68,764
	Taiwan's 3rd Largest Mobile Operator
7,000,000	President Chain Store	38,121
	Taiwan's Number One Convenience Chain Store Operator
5,614,530	Simplo Technology	32,675
	Battery Packs for Notebook & Tablet PCs
2,450,000	St. Shine Optical	25,841
	World's Leading Disposable Contact Lens OEM
10,147,270	Tripod Technologies	24,441
	Printed Circuit Boards
6,647,000	Taiwan Mobile	20,709
	Taiwan's 2nd Largest Mobile Operator
9,857,400	Chroma Ate	19,317
	Automatic Test Systems, Testing & Measurement Instruments
10,357,000	Taiwan Hon Chuan	19,071
	Beverage Packaging (bottles, caps, labels) Manufacturer
13,957,000	CTCI Corp	19,020
	International Engineering Firm
6,603,000	Advantech	18,258
	Industrial PC & Components
5,910,000	Radiant Opto-Electronics	16,861
	Back Light Modules for LCDs

See accompanying notes to financial statements.

41

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Taiwan—continued
2,268,000	PC Home	$13,930
	Taiwanese Internet Retail Company
2,468,300	Lung Yen	7,215
	Funeral Services and Columbaria
468,917	Formosa International Hotels	6,067
	Hotel, Food & Beverage Operation & Hospitality Management Services
		330,290
	> Singapore 4.2%
33,000,000	Olam International	54,093
	Agriculture Supply Chain Manager
50,000,000	Mapletree Logistics Trust	32,544
	Industrial Property Landlord
39,000,000	Mapletree Industrial Trust	32,315
	Singapore Industrial Property Landlord
21,600,000	Ascendas REIT	30,500
	Singapore Industrial Property Landlord
18,000,000	CDL Hospitality Trust	21,448
	Hotel Owner/Operator
32,300,000	Mapletree Commercial Trust	21,171
	Retail and Office Property Landlord
3,500,000	Singapore Exchange	16,543
	Singapore Equity & Derivatives Market Operator
15,000,000	Goodpack Limited	16,013
	International Bulk Container Leasing
		224,627
	> China 4.1%
34,745,554	Zhaojin Mining Industry	55,111
	Gold Mining and Refining in China
644,000	NetEase.com - ADR (c)	28,883
	Chinese Online Gaming Services
1,100,000	New Oriental Education & Technology - ADR (c)	26,455
	China's Largest Private Education Service Provider
19,410,400	Want Want	19,334
	Chinese Branded Consumer Food Company
12,446,800	Digital China	19,236
	IT Distribution & Systems Integration Services
5,000,000	ENN Energy	16,008
	China's Largest Private Gas Operator
12,047,000	China Yurun Food (b)	15,746
	Meat Processor in China
28,757,700	AMVIG Holdings	15,239
	Chinese Tobacco Packaging Material Supplier
220,000,000	RexLot Holdings	14,401
	Lottery Equipment Supplier in China
263,700	51job - ADR (c)	11,060
	Integrated Human Resource Service
493,398	Noah Holdings - ADR (b)(c)	3,034
	Wealth Management Product Distributor in China
		224,507

Number of Shares		Value (000)
	> Hong Kong 3.7%
7,000,000	Melco Crown Entertainment - ADR (b)(c)	$67,340
	Macau Casino Operator
17,000,000	Lifestyle International	37,419
	Mid- to High-end Department Store Operator in Hong Kong & China
15,625,000	L'Occitane International	31,334
	Skin Care and Cosmetics Producer
37,703,800	Sasa International	20,782
	Cosmetics Retailer
8,475,000	AAC Technologies	18,961
	Miniature Acoustic Components
12,500,000	MGM China Holdings (c)	16,261
	Macau Casino Operator
7,419,000	Melco International (c)	5,475
	Macau Casino Operator
		197,572
	> India 2.1%
11,163,303	Jain Irrigation Systems	18,157
558,165	Jain Irrigation Systems - DVR (c)	370
	Agricultural Micro-irrigation Systems & Food Processing
8,052,053	Mundra Port & Special Economic Zone	18,174
	Indian West Coast Shipping Port
341,652	Asian Paints	16,677
	India's Largest Paint Company
16,621,332	Manappuram Finance	14,393
	Short-term Lending Collateralized by Household Gold
1,550,000	Shriram Transport Finance	12,262
	Truck Financing in India
1,500,251	United Breweries	10,840
	India's Largest Brewer
32,642,905	REI Agro	10,130
	Basmati Rice Processing
10,249,300	S. Kumars Nationwide	4,555
	Textiles, Clothing & Retail
1,650,000	SKIL Ports and Logistics (c)	4,074
	Indian Container Port Project
791,352	Titan Industries	2,545
	Jewelry, Watches & Eyeglasses
		112,177
	> Korea 1.2%
1,242,590	Woongjin Coway (c)	39,568
	South Korean Household Appliance Rental Service Provider
101,150	NHN (c)	18,538
	Korean Online Search Services
63,916	MegaStudy (c)	6,110
	Education Service Provider
61,600	Handsome (c)	1,590
	Korea's Leading High-end Apparel Company
		65,806
	> Mongolia 1.1%
1,049,943	Ivanhoe Mines (c)	18,644
914,678	Ivanhoe Mines (c)(d)	16,208
	Copper Mine Project in Mongolia

See accompanying notes to financial statements.

42

Number of Shares		Value (000)
	> Mongolia—continued
35,923,500	Mongolian Mining (c)	$26,933
	Coking Coal Mining in Mongolia
		61,785
	> Indonesia 0.8%
29,063,787	Archipelago Resources (a)(c)	31,200
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
8,913,600	Ace Indonesia	4,027
	Home Improvement Retailer
13,942,000	Tower Bersama Infrastructure	3,650
	Communications Towers
6,937,300	Jasa Marga	3,210
	Largest Toll Road Operator in Indonesia
		42,087
	> Thailand 0.8%
120,000,000	Home Product Center	41,787
	Home Improvement Retailer
		41,787
	> Philippines 0.7%
69,967,000	SM Prime Holdings	21,230
	Shopping Mall Operator
7,931,700	Int'l Container Terminal	9,599
	Container Handling Terminals & Port Management
19,454,700	Manila Water Company	8,615
	Water Utility Company in the Philippines
		39,444
	> Cambodia 0.2%
42,522,600	Nagacorp	10,705
	Casino/Entertainment Complex in Cambodia
		10,705
Asia: Total		2,343,987
Europe 32.9%
	> United Kingdom 6.2%
1,480,000	Intertek Group	46,773
	Testing, Inspection & Certification Services
5,700,000	Chemring	35,400
	Defense Manufacturer of Countermeasures & Energetics
3,000,000	JLT Group (b)	32,124
	International Business Insurance Broker
8,000,000	Workspace Group (a)	28,047
	United Kingdom Real Estate
3,305,000	Serco	24,329
	Facilities Management
730,000	Rotork	21,880
	Valve Actuators for Oil & Water Pipelines
446,300	Next	18,970
	Clothes and Home Retailer in the United Kingdom
4,150,000	GlobeOp Financial Services	18,368
	Hedge Fund Administrator
1,761,742	Smith and Nephew	17,114
	Medical Equipment & Supplies

Number of Shares		Value (000)
2,950,000	Abcam	$16,722
	Online Sales of Antibodies
740,581	Tullow Oil	16,125
	Oil and Gas Producer
2,497,000	Domino's Pizza United Kingdom & Ireland	15,608
	Pizza Delivery in United Kingdom, Ireland and Germany
2,636,932	Premier Oil (c)	14,865
	Oil and Gas Producer in Europe, Pakistan and Asia
1,773,408	Shaftesbury	12,867
	London Prime Retail REIT
4,163,948	PureCircle (c)	6,143
	Natural Sweeteners
1,692,525	Sterling Resources (c)	2,775
1,147,475	Sterling Resources (c)(e)(f)	1,843
	Oil & Gas Exploration - Europe
467,193	Greggs	3,671
	Bakery
2,533,060	Kesa Electricals	2,648
	Europe's Leading Electricals Retailers
		336,272
	> Netherlands 5.0%
1,955,311	Imtech (b)	50,651
	Electromechanical & ICT Installation & Maintenance
2,479,123	Aalberts Industries	41,648
	Flow Control & Heat Treatment
687,967	Fugro	39,975
	Sub-sea Oilfield Services
1,371,573	Koninklijke TenCate (a)	37,740
	Advanced Textiles & Industrial Fabrics
1,591,702	UNIT4 (a)	37,699
	Business Software Development
228,095	Core Laboratories	25,991
	Oil & Gas Reservoir Consulting
1,252,514	Arcadis	19,615
	Engineering Consultants
317,424	Vopak	16,772
	World's Largest Operator of Petroleum and Chemical Storage Terminals
		270,091
	> Germany 4.0%
2,500,000	Wirecard	40,187
	Online Payment Processing & Risk Management
148,295	Rational	32,283
	Commercial Ovens
1,600,000	Rhoen-Klinikum	30,482
	Health Care Services
679,600	Rheinmetall	30,112
	Defense & Automotive
636,800	Dürr	28,022
	Automotive Plant Engineering & Associated Capital Equipment
819,889	CTS Eventim	24,619
	Event Ticket Sales

See accompanying notes to financial statements.

43

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Germany—continued
555,700	Elringklinger	$13,795
	Automobile Components
165,400	Bertrandt	10,855
	Outsourced Engineering
338,886	Deutsche Beteiligungs	6,833
	Private Equity Investment Management
		217,188
	> France 4.0%
1,193,000	Gemalto	58,025
	Digital Security Solutions
532,368	Eurofins Scientific	38,812
	Food, Pharmaceuticals & Materials Screening & Testing
555,324	Neopost (b)	37,417
	Postage Meter Machines
971,800	Saft Batteries	27,482
	Niche Battery Manufacturer
353,648	Rubis	18,491
	Tank Storage & Liquefied Petroleum Gas Distribution
232,400	Norbert Dentressangle	16,242
	Leading European Logistics & Transport Group
460,000	Mersen	13,902
	Advanced Industrial Materials
1,831,204	Hi-Media (b)(c)	5,238
	Online Advertiser in Europe
		215,609
	> Switzerland 3.7%
265,000	Partners Group	46,240
	Private Markets Asset Management
225,650	Geberit (c)	43,482
	Plumbing Supplies
296,145	Kuehne & Nagel	33,262
	Freight Forwarding/Logistics
324,000	Dufry Group (c)	29,820
	Operates Airport Duty Free and Duty Paid Shops
15,500	Sika	29,208
	Chemicals for Construction & Industrial Applications
696,331	Bank Sarasin & Cie	20,350
	Private Banking
		202,362
	> Sweden 2.2%
4,056,007	Hexagon	60,645
	Design, Measurement & Visualization Software & Equipment
4,150,024	Sweco (a)	34,674
	Engineering Consultants
658,700	Unibet	15,170
	European Online Gaming Operator
905,452	East Capital Explorer	7,072
	Sweden-based Russia/Central Eastern Europe Investment Fund
		117,561

Number of Shares		Value (000)
	> Italy 1.6%
2,621,149	Ansaldo STS	$24,859
	Railway Systems Integrator
13,547,300	CIR (b)	21,605
	Italian Holding Company
5,300,000	Geox (b)	14,816
	Apparel and Shoe Maker
1,756,000	Pirelli	14,720
	Global Tire Supplier
166,200	Tod's (b)	13,501
	Leather Shoes & Bags
		89,501
	> Denmark 1.4%
1,648,800	Novozymes	50,900
	Industrial Enzymes
168,042	SimCorp	25,660
	Software for Investment Managers
		76,560
	> Ireland 0.8%
9,074,112	United Drug	24,076
	Irish Pharmaceutical Wholesaler & Outsourcer
289,400	Paddy Power	16,673
	Irish Betting Services
		40,749
	> Iceland 0.7%
35,982,499	Marel (c)	36,804
	Largest Manufacturer of Poultry & Fish Processing Equipment
		36,804
	> Russia 0.7%
2,109,700	Petropavlovsk	20,149
	Gold and Iron Ore Mining in Russia
629,642	Mail.ru - GDR (c)(f)	16,371
	Internet Social Networking & Games for Russian Speakers
		36,520
	> Norway 0.4%
2,403,664	Atea	24,114
	Leading Nordic IT Hardware/Software Re-seller & Installation Company
		24,114
	> Belgium 0.4%
438,880	EVS Broadcast Equipment	22,431
	Digital Live Mobile Production Software and Systems
		22,431
	> Czech Republic 0.4%
130,682	Komercni Banka	22,027
	Leading Czech Republic Universal Bank
		22,027
	> Portugal 0.4%
7,770,405	Redes Energéticas Nacionais	21,220
	Portuguese Power Transmission & Gas Transportation
		21,220

See accompanying notes to financial statements.

44

Number of Shares		Value (000)
	> Spain 0.4%
494,320	Red Eléctrica de España	$21,154
	Spanish Power Transmission
		21,154
	> Finland 0.3%
1,039,429	Stockmann (b)	16,116
	Department Store & Fashion Retailer in Scandinavia & Russia
		16,116
	> Kazakhstan 0.2%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (c)	8,602
	Largest Retail Bank & Insurer in Kazakhstan
		8,602
	> Greece 0.1%
6,954,400	Intralot	6,057
	Lottery & Gaming Systems & Services
		6,057
Europe: Total		1,780,938
Other Countries 15.8%
	> United States 4.8%
627,431	Alexion Pharmaceuticals (c)	44,861
	Biotech Focused on Orphan Diseases
1,229,871	BioMarin Pharmaceutical (c)	42,283
	Biotech Focused on Orphan Diseases
987,228	World Fuel Services	41,444
	Global Fuel Broker
952,080	Atwood Oceanics (c)	37,883
	Offshore Drilling Contractor
606,253	FMC Technologies (c)	31,665
	Oil & Gas Wellhead Manufacturer
965,297	Textainer Group Holdings	28,109
	Top International Container Leasor
270,000	Oil States International (c)	20,620
	Diversified North American Oil Service Provider
555,500	Hornbeck Offshore (c)	17,232
	Supply Vessel Operator in U.S. Gulf of Mexico
		264,097
	> Canada 4.7%
1,403,772	CCL Industries	43,143
	Leading Global Label Manufacturer
615,857	Baytex (b)	34,440
	Oil & Gas Producer in Canada
1,212,597	ShawCor	34,375
	Oil & Gas Pipeline Products
582,942	AG Growth	21,446
	Leading Manufacturer of Augers and Grain Handling Equipment
653,200	Onex Capital (b)	21,274
	Private Equity
1,049,576	Black Diamond Group	19,019
	Provides Accommodations/Equipment for Oil Sands Development

Number of Shares		Value (000)
868,000	Alliance Grain Traders	$17,697
	Global Leader in Pulse Processing and Distribution
721,000	Celtic Exploration (c)	16,186
	Canadian Oil and Gas Producer
1,043,000	Crew Energy (c)	11,518
	Canadian Oil and Gas Producer
2,411,514	Horizon North Logistics	11,031
	Provides Diversified Oil Service Offering in Northern Canada
731,000	Athabasca Oil Sands (c)	8,962
	Oil Sands SAGD & Alberta Deep Basin Development
2,919,000	DeeThree Exploration (a)(c)(e)	5,756
1,142,377	DeeThree Exploration (a)(c)	2,299
	Canadian Oil & Gas Producer
6,217,500	Southern Arc Minerals (a)(c)(e)	3,984
	Gold and Copper Exploration in Indonesia
1,607,306	Pan Orient (c)	3,077
	Growth Oriented, Return Focused Asian Explorer
6,250,000	Petromanas - Warrants (c)(e)	45
	Exploring for Oil in Albania
		254,252
	> South Africa 4.3%
1,170,188	Naspers	51,198
	Media in Africa, China, Russia & Other Emerging Markets
4,992,200	Adcock Ingram Holdings	38,187
	Manufacturer of Pharmaceuticals and Medical Supplies
3,722,083	Mr. Price	36,794
	South African Retailer of Apparel, Household & Sporting Goods
19,098,300	Rand Merchant Insurance	31,702
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
10,271,492	Coronation Fund Managers	28,884
	South African Fund Manager
6,943,940	Northam Platinum	25,806
	Platinum Mining in South Africa
1,025,504	Massmart Holdings	21,470
	General Merchandise, Food, and Home Improvement Stores; Wal-Mart Subsidiary
		234,041
	> Australia 1.2%
2,653,389	UGL	32,245
	Engineering & Facilities Management
498,560	Cochlear	31,664
	Cochlear Implants
		63,909
	> Israel 0.6%
3,085,527	Israel Chemicals	31,980
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		31,980

See accompanying notes to financial statements.

45

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Senegal 0.2%
45,237	Sonatel	$10,711
	Leading Telecoms Operator in Western Africa
		10,711
Other Countries: Total		858,990
Latin America 4.8%
	> Brazil 3.0%
4,000,000	Localiza Rent A Car	54,899
	Car Rental
6,344,043	Suzano	22,924
	Brazilian Pulp & Paper Producer
2,303,200	Mills Estruturas e Servicos de Engenharia	21,856
	Civil Engineering & Construction
1,500,000	Odontoprev	21,391
	Dental Insurance
1,200,000	Multiplus	20,748
	Loyalty Program Operator in Brazil
3,500,000	MRV Engenharia	20,078
	Brazilan Low-income Property Developer
		161,896
	> Mexico 0.6%
624,168	Grupo Aeroportuario del Sureste - ADR	34,916
	Mexican Airport Operator
		34,916
	> Chile 0.4%
362,996	Sociedad Quimica y Minera de Chile - ADR (b)	19,547
	Producer of Specialty Fertilizers, Lithium & Iodine
		19,547
	> Argentina 0.3%
1,250,000	Union Agriculture Group (c)(e)(g)	12,462
	Farmland Operator in Uruguay
5,940,000	Madalena Ventures (c)(e)	5,200
	Oil & Gas Exploration in Argentina
		17,662
	> Guatemala 0.3%
932,600	Tahoe Resources (c)	16,185
	Silver Project in Guatemala
		16,185
	> Colombia 0.2%
8,353,169	Canacol (c)	6,314
	Oil Producer in South America
22,525,000	Gulf United (c)(e)	4,757
	Prospecting for Oil Alongside Large Producers in Colombia
		11,071
Latin America: Total		261,277
Total Equities: 96.8% (Cost: $4,603,524)		5,245,192

Number of Shares		Value (000)
Securities Lending Collateral 1.8%
99,418,399	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (h)	$99,418
Total Securities Lending Collateral: (Cost: $99,418)		99,418
Total Investments: 98.6% (Cost: $4,702,942)(i)(j)		5,344,610
Obligation to Return Collateral for Securities Loaned: (1.8)%		(99,418)
Cash and Other Assets Less Liabilities: 3.2%		171,761
Total Net Assets: 100.0%		$5,416,953

ADR - American Depositary Receipts

DVR - Differential Voting Right Equity Shares

GDR - Global Depository Receipts

See accompanying notes to financial statements.

46

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
Archipelago Resources	24,346,593	4,717,194	-	29,063,787	$31,200	$-
DeeThree Exploration+	2,392,877	1,668,500	-	4,061,377	8,055	-
Gulf United Energy*	-	22,525,000	-	22,525,000	4,757	-
Koninklijke TenCate	1,240,557	131,016	-	1,371,573	37,740	-
Southern Arc Minerals	-	6,217,500	-	6,217,500	3,984	-
Sweco	3,887,000	263,024	-	4,150,024	34,674	1,616
UNIT 4	1,476,800	114,902	-	1,591,702	37,699	450
United Drug*	12,110,000	737,752	3,773,640	9,074,112	24,076	1,371
Wacom	20,900	4,480	1,590	23,790	36,080	721
Workspace Group+	60,304,000	640,600	52,944,600	8,000,000	28,047	719
Total of Affiliated Transactions	105,778,727	37,019,968	56,719,830	86,078,865	$246,312	$4,877

+  Includes the effects of a corporate action.

*  At December 31, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2011, were $178,167 and $217,479, respectively. Investments in affiliated companies represented 4.01% of the Fund's total net assets at December 31, 2011.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $96,653.

(c)  Non-income producing security.

(d)  Security is traded on a U.S. exchange.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $34,047, which represented 0.63% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-12/16/11	1,250,000	$15,000	$12,462
DeeThree Exploration	9/7/10-3/8/11	2,919,000	10,228	5,756
Madalena Ventures	10/21/10	5,940,000	3,764	5,200
Gulf United	2/11/11	22,525,000	6,758	4,757
Southern Arc Minerals	2/16/11	6,217,500	10,087	3,984
Sterling Resources	12/2/10	1,147,475	3,425	1,843
Petromanas - Warrants	5/20/10	6,250,000	362	45
			$49,624	$34,047

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2011, these securities had an aggregate value of $18,214, which represented 0.34% of total net assets.

(g)  Illiquid security.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$993,200	18.3
Euro	894,125	16.5
U.S. Dollar	639,143	11.8
British Pound	387,079	7.1
Taiwan Dollar	330,290	6.1
Hong Kong Dollar	322,944	6.0
Canadian Dollar	305,212	5.6
Other currencies less than 5% of total net asets	1,472,617	27.2
Total Foreign Portfolio	$5,344,610	98.6

See accompanying notes to financial statements.

47

Columbia Acorn International

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(j)  At December 31, 2011, for federal income tax purposes, the cost of investments was $4,791,236 and net unrealized appreciation was $553,374 consisting of gross unrealized appreciation of $1,122,342 and gross unrealized depreciation of $(568,968).

  At December 31, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	36,208	$36,500	1/13/12	$492
CAD	USD	30,663	30,000	1/13/12	92
USD	EUR	47,693	65,685	1/13/12	3,955
			$132,185		$4,539

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

USD - United States Dollar

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$171,624	$2,172,363	$-	$2,343,987
Europe	28,766	1,752,172	-	1,780,938
Other Countries	508,564	350,426	-	858,990
Latin America	238,858	9,957	12,462	261,277
Total Equities	947,812	4,284,918	12,462	5,245,192
Total Securities Lending Collateral	99,418	-	-	99,418
Total Investments	$1,047,230	$4,284,918	$12,462	$5,344,610
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	4,539	-	4,539
Total	$1,047,230	$4,289,457	$12,462	$5,349,149

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

See accompanying notes to financial statements.

48

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$208,336	$30,015	$30,015	$208,336

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period and as resale restrictions no longer apply.

  Foreign exchange-traded financial assets were transferred from Level 1 to level 2 due to application of a systematic fair valuation model.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Asia	$79	$(38,558)	$38,479	$-	$-	$-	$-	$-
Latin America	15,000	-	(2,538)	-	-	-	-	12,462
	$15,079	$(38,558)	$35,941	$-	$-	$-	$-	$12,462

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(2,538).

See accompanying notes to financial statements.

49

Columbia Acorn International

Portfolio Diversification

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$448,556	8.3
Industrial Materials & Specialty Chemicals	369,560	6.8
Machinery	363,876	6.7
Electrical Components	111,501	2.1
Conglomerates	85,758	1.6
Construction	84,357	1.6
Outsourcing Services	35,184	0.6
Industrial Distribution	16,014	0.3
	1,514,806	28.0
> Consumer Goods & Services
Retail	294,558	5.4
Casinos & Gaming	152,083	2.8
Food & Beverage	140,706	2.6
Nondurables	107,114	2.0
Other Consumer Services	95,261	1.8
Travel	54,899	1.0
Apparel	37,078	0.7
Educational Services	32,565	0.6
Other Entertainment	30,686	0.5
Restaurants	15,608	0.3
Other Durable Goods	14,720	0.3
Consumer Goods Distribution	692	0.0	*
	975,970	18.0
> Information
Computer Hardware & Related Equipment	227,732	4.2
Business Software	124,004	2.3
Internet Related	114,990	2.1
Mobile Communications	111,845	2.1
Instrumentation	57,973	1.1
Financial Processors	56,730	1.0
Gaming Equipment & Services	39,155	0.7
CATV	26,296	0.5
Computer Services	24,114	0.4
Electronics Distribution	19,236	0.4
Semiconductors & Related Equipment	15,933	0.3
Telephone and Data Services	10,711	0.2
Advertising	5,238	0.1
	833,957	15.4
> Energy & Minerals
Mining	240,212	4.4
Oil Services	211,799	3.9
Oil & Gas Producers	134,161	2.5
Agricultural Commodities	53,083	1.0
Oil Refining, Marketing & Distribution	35,263	0.6
	674,518	12.4

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$337,850	6.2
Transportation	123,625	2.3
Regulated Utilities	66,996	1.2
	528,471	9.7
> Finance
Brokerage & Money Management	127,747	2.3
Banks	101,684	1.9
Insurance	85,217	1.6
Finance Companies	79,073	1.5
	393,721	7.3
> Health Care
Medical Equipment & Devices	120,934	2.2
Pharmaceuticals	87,486	1.6
Medical Supplies	42,563	0.8
Biotechnology & Drug Delivery	42,284	0.8
Health Care Services	30,482	0.6
	323,749	6.0
Total Equities:	5,245,192	96.8
Securities Lending Collateral:	99,418	1.8
Total Investments:	5,344,610	98.6
Obligation to Return Collateral for Securities Loaned:	(99,418)	(1.8)
Cash and Other Assets Less Liabilities:	171,761	3.2
Net Assets:	$5,416,953	100.0

*  Rounds to less than 0.1%.

See accompanying notes to financial statements.

50

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Information
Boingo Wireless	0	400,000
Hittite Microwave	0	50,000
II-VI	1,238,000	1,317,000
Monolithic Power Systems	346,000	426,000
NetSuite	184,000	281,000
Syntel	0	97,000
Velti	0	400,000
Industrial Goods & Services
Fortune Brands Home & Security	0	200,000
Middleby Corp	0	18,627
Moog	280,000	355,000
Toro	136,800	166,219
Finance
Allied World Holdings	0	55,000
Associated Banc-Corp	623,000	923,000
City National	70,000	144,000
Eaton Vance	209,500	340,500
H&E Equipment Services	201,000	397,172
TrustCo Bank	595,300	764,100
Health Care
Akorn	796,500	812,100
Auxilium Pharmaceuticals	375,000	400,300
Hill-Rom Holdings	84,007	268,000
Micromet	810,000	843,689
NPS Pharmaceuticals	840,000	1,055,000
Seattle Genetics	495,000	682,000
Energy & Minerals
Oasis Petroleum	22,800	107,800
Petroleum Development Corporation	0	57,184

	Number of Shares
	09/30/11	12/31/11
Sales
Information
IPG Photonics	678,000	525,000
Polycom	460,000	330,000
Quality Systems	52,000	0
tw telecom	1,617,000	1,457,000
Consumer Goods & Services
Diamond Foods	197,000	72,000
lululemon athletica	780,000	730,000
Penn National Gaming	69,000	0
Thor Industries	162,000	0
Finance
Aaron's	412,500	231,320
Financial Engines	173,000	0
MF Global	675,000	0
Health Care
Alexion Pharmaceuticals	370,000	275,000
Neogen	49,000	0
Onyx Pharmaceuticals	178,000	160,000
Energy & Minerals
Atwood Oceanics	803,000	725,000
Bristow	86,000	0
FMC Technologies	1,000,000	844,600
Houston American Energy	368,200	300,000
Northern Oil & Gas	230,000	115,000
Quicksilver Resources	1,135,000	773,400

See accompanying notes to financial statements.

51

Columbia Acorn USA

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 99.7%
Information 31.1%
	> Business Software 9.7%
910,000	Informatica (a)	$33,606
	Enterprise Data Integration Software
698,000	Micros Systems (a)	32,513
	Information Systems for Hotels, Restaurants and Retailers
375,000	Ansys (a)	21,480
	Simulation Software for Engineers and Designers
243,000	Concur Technologies (a)	12,342
	Web Enabled Cost & Expense Management Software
408,000	Ariba (a)	11,457
	Cost Management Software
281,000	NetSuite (a)	11,394
	End to End IT Systems Solution Delivered Over the Web
322,000	SPS Commerce (a)	8,356
	Supply Chain Management Software Delivered via the Web
300,000	Blackbaud	8,310
	Software & Services for Non-Profits
198,000	Advent Software (a)	4,823
	Asset Management & Trading Systems
198,000	Constant Contact (a)(b)	4,596
	E-mail & Other Marketing Campaign Mgmt Systems Delivered Over the Web
400,000	Velti (a)	2,720
	Mobile Marketing Software Platform
		151,597
	> Computer Hardware & Related Equipment 3.7%
1,317,000	II-VI (a)	24,180
	Laser Optics and Specialty Materials
292,000	Zebra Technologies (a)	10,448
	Bar Code Printers
252,000	Nice Systems - ADR (Israel) (a)	8,681
	Audio & Video Recording Solutions
159,000	Amphenol	7,217
	Electronic Connectors
196,000	Netgear (a)	6,580
	Networking Products for Small Business & Home
		57,106
	> Semiconductors & Related Equipment 3.4%
1,958,000	Atmel (a)	15,860
	Microcontrollers, Radio Frequency, and Memory Semiconductors
690,000	Microsemi (a)	11,557
	Analog/Mixed-signal Semiconductors
1,061,750	ON Semiconductor (a)	8,197
	Mixed-signal & Power Management Semiconductors
426,000	Monolithic Power Systems (a)	6,420
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,075,000	TriQuint Semiconductor (a)	5,235
	Radio Frequency Semiconductors

Number of Shares		Value (000)
390,000	Pericom Semiconductor (a)	$2,968
	Interface Integrated Circuits (ICs) & Frequency Control Products
50,000	Hittite Microwave (a)	2,469
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		52,706
	> Instrumentation 3.3%
180,000	Mettler Toledo (a)	26,588
	Laboratory Equipment
525,000	IPG Photonics (a)	17,782
	Fiber Lasers
168,000	Trimble Navigation (a)	7,291
	GPS-based Instruments
		51,661
	> Telephone and Data Services 2.8%
1,457,000	tw telecom (a)	28,236
	Fiber Optic Telephone/Data Services
192,800	AboveNet (a)	12,534
	Metropolitan Fiber Communications Services
400,000	Boingo Wireless (a)	3,440
	Wholesale and Retail WiFi Networks
		44,210
	> Telecommunications Equipment 2.1%
732,000	Finisar (a)	12,257
	Optical Sub-systems and Components
903,000	Ixia (a)	9,490
	Telecom Network Test Equipment
330,000	Polycom (a)	5,379
	Video Conferencing Equipment
752,000	Infinera (a)	4,723
	Optical Networking Equipment
		31,849
	> Gaming Equipment & Services 2.0%
660,000	Bally Technologies (a)	26,110
	Slot Machines & Software
235,000	WMS Industries (a)	4,822
	Slot Machine Provider
		30,932
	> Mobile Communications 1.5%
560,000	SBA Communications (a)	24,058
	Communications Towers
		24,058
	> Computer Services 1.5%
556,000	ExlService Holdings (a)	12,438
	Business Process Outsourcing
97,000	Syntel	4,537
	Offshore IT Services
905,500	Hackett Group (a)	3,386
	IT Integration & Best Practice Research
640,000	RCM Technologies (a)(c)	3,315
	Technology & Engineering Services
		23,676

See accompanying notes to financial statements.

52

Number of Shares		Value (000)
	> Financial Processors 0.5%
170,000	Global Payments	$8,055
	Credit Card Processor
		8,055
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	6,462
	Electronic Manufacturing Services
		6,462
	> TV Broadcasting 0.1%
875,000	Entravision Communications	1,365
	Spanish Language TV & Radio Stations
		1,365
	> Radio 0.1%
460,100	Salem Communications (a)	1,182
	Radio Stations for Religious Programming
		1,182
	> Internet Related —%
20,000	TheStreet.com	34
	Financial Information Websites
		34
Information: Total		484,893
Industrial Goods & Services 17.5%
	> Machinery 13.0%
941,250	Ametek	39,627
	Aerospace/Industrial Instruments
747,200	Nordson	30,770
	Dispensing Systems for Adhesives & Coatings
445,000	Donaldson	30,296
	Industrial Air Filtration
835,000	ESCO Technologies	24,031
	Automatic Electric Meter Readers
504,665	HEICO	19,858
	FAA Approved Aircraft Replacement Parts
585,000	Pentair	19,475
	Pumps & Water Treatment
355,000	Moog (a)	15,595
	Motion Control Products for Aerospace, Defense & Industrial Markets
166,219	Toro	10,083
	Turf Maintenance Equipment
226,000	Kennametal	8,253
	Consumable Cutting Tools
146,000	Oshkosh Corporation (a)	3,121
	Specialty Truck Manufacturer
18,627	Middleby (a)	1,752
	Manufacturer of Cooking Equipment
		202,861
	> Industrial Materials & Specialty Chemicals 1.0%
496,000	Drew Industries (a)	12,167
	RV & Manufactured Home Components
170,000	Albany International	3,930
	Paper Machine Clothing and Advanced Textiles
		16,097

Number of Shares		Value (000)
	> Electrical Components 1.0%
280,000	Acuity Brands	$14,840
	Commercial Lighting Fixtures
		14,840
	> Other Industrial Services 0.7%
600,000	Acorn Energy	3,624
	Frac Well Exploration/Monitoring Device, Sonar Security,Electric Grid Monitoring
109,000	Forward Air	3,494
	Freight Transportation Between Airports
240,000	TrueBlue (a)	3,331
	Temporary Manual Labor
		10,449
	> Waste Management 0.7%
176,000	Waste Connections	5,833
	Solid Waste Management
65,000	Clean Harbors (a)	4,142
	Hazardous Waste Services & Disposal
		9,975
	> Steel 0.6%
686,000	GrafTech International (a)	9,364
	Industrial Graphite Materials Producer
		9,364
	> Industrial Distribution 0.3%
315,000	Interline Brands (a)	4,905
	Industrial Distribution
		4,905
	> Construction 0.2%
200,000	Fortune Brands Home & Security (a)	3,406
	Home Building Supplies & Small Locks
		3,406
Industrial Goods & Services: Total		271,897
Consumer Goods & Services 14.8%
	> Retail 5.5%
730,000	lululemon athletica (a)	34,062
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	22,881
	Teen Apparel Retailer
805,000	Pier 1 Imports (a)	11,214
	Home Furnishing Retailer
790,000	Saks (a)(b)	7,702
	Luxury Department Store Retailer
289,000	Shutterfly (a)	6,578
	Internet Photo-centric Retailer
161,500	Teavana (a)(b)	3,033
	Specialty Tea Retailer
9,000	The Fresh Market (a)	359
	Specialty Food Retailer
		85,829
	> Travel 3.1%
849,700	Gaylord Entertainment (a)	20,512
	Convention Hotels
1,175,950	Avis Budget Group (a)	12,606
	Second Largest Car Rental Company

See accompanying notes to financial statements.

53

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Travel—continued
750,000	Hertz (a)	$8,790
	Largest U.S. Rental Car Operator
140,000	HomeAway (a)(b)	3,255
	Vacation Rental Online Marketplace
64,000	Vail Resorts	2,711
	Ski Resort Operator & Developer
		47,874
	> Apparel 1.5%
222,000	Warnaco Group (a)	11,109
	Global Branded Apparel Manufacturer
81,000	Deckers Outdoor (a)	6,121
	Fashion Footwear Wholesaler
163,000	True Religion Apparel (a)	5,637
	Premium Denim
		22,867
	> Furniture & Textiles 1.4%
880,000	Knoll	13,068
	Office Furniture
540,000	Interface	6,231
	Modular & Broadloom Carpet
148,000	Herman Miller	2,731
	Office Furniture
		22,030
	> Consumer Goods Distribution 0.9%
472,000	Pool	14,207
	Distributor of Swimming Pool Supplies & Equipment
		14,207
	> Other Consumer Services 0.8%
259,000	Lifetime Fitness (a)	12,108
	Sport & Fitness Club Operator
		12,108
	> Other Durable Goods 0.8%
206,000	Cavco Industries (a)	8,252
	Manufactured Homes
126,000	Jarden	3,765
	Branded Household Products
		12,017
	> Casinos & Gaming 0.5%
775,000	Pinnacle Entertainment (a)	7,874
	Regional Casino Operator
		7,874
	> Food & Beverage 0.1%
72,000	Diamond Foods	2,324
	Snack Foods and Culinary Ingredients
		2,324
	> Educational Services 0.1%
37,350	ITT Educational Services (a)(b)	2,125
	Post-secondary Degree Services
		2,125

Number of Shares		Value (000)
	> Leisure Products 0.1%
140,000	Skullcandy (a)(b)	$1,753
	Lifestyle Branded Headphones
		1,753
Consumer Goods & Services: Total		231,008
Finance 11.9%
	> Banks 6.2%
431,597	Lakeland Financial	11,165
	Indiana Bank
923,000	Associated Banc-Corp	10,310
	Midwest Bank
278,678	Hancock Holding	8,909
	Gulf Coast Bank
675,000	Valley National Bancorp (b)	8,350
	New Jersey/New York Bank
480,000	MB Financial	8,208
	Chicago Bank
170,000	SVB Financial Group (a)	8,107
	Bank to Venture Capitalists
1,478,200	First Busey	7,391
	Illinois Bank
144,000	City National	6,362
	Bank & Asset Manager
594,000	TCF Financial	6,130
	Great Lakes Bank
513,755	Pacific Continental Bank	4,547
	Pacific Northwest Bank
764,100	TrustCo Bank	4,287
	New York State Bank
269,600	Eagle Bancorp (a)	3,920
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,138
	Baltimore, D.C. Bank
210,000	CVB Financial (b)	2,106
	Inland Empire Business Bank
90,000	TriCo Bancshares	1,280
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	1,251
	Colorado Bank
26,935	Hudson Valley	572
	Metro New York City Bank
		96,033
	> Finance Companies 3.8%
345,000	World Acceptance (a)	25,357
	Personal Loans
345,000	Textainer Group Holdings	10,046
	Top International Container Leasor
231,320	Aaron's	6,172
	Rent to Own
210,000	McGrath Rentcorp	6,088
	Temporary Space & IT Rentals
397,172	H&E Equipment Services (a)	5,330
	Heavy Equipment Leasing

See accompanying notes to financial statements.

54

Number of Shares		Value (000)
	> Finance Companies—continued
330,000	CAI International (a)	$5,102
	International Container Leasing
100,000	Marlin Business Services	1,270
	Small Equipment Leasing
		59,365
	> Savings & Loans 0.9%
602,487	ViewPoint Financial	7,838
	Texas Thrift
194,000	Berkshire Hills Bancorp	4,305
	Northeast Thrift
173,073	Kaiser Federal	2,219
	Los Angeles Savings & Loan
		14,362
	> Brokerage & Money Management 0.5%
340,500	Eaton Vance	8,050
	Specialty Mutual Funds
		8,050
	> Insurance 0.5%
39,000	Enstar Group (a)	3,830
	Insurance/Reinsurance & Related Services
55,000	Allied World Holdings	3,461
	Commercial Lines Insurance/Reinsurance
		7,291
Finance: Total		185,101
Health Care 9.9%
	> Biotechnology & Drug Delivery 4.6%
520,000	BioMarin Pharmaceutical (a)	17,878
	Biotech Focused on Orphan Diseases
682,000	Seattle Genetics (a)(b)	11,400
	Antibody-based Therapies for Cancer
400,300	Auxilium Pharmaceuticals (a)	7,978
	Biotech Focused on Niche Disease Areas
160,000	Onyx Pharmaceuticals (a)	7,032
	Commercial-stage Biotech Focused on Cancer
1,055,000	NPS Pharmaceuticals (a)	6,952
	Orphan Drugs & Healthy Royalties
843,689	Micromet (a)(b)	6,066
	Next-generation Antibody Technology
643,000	Isis Pharmaceuticals (a)	4,636
	Biotech Pioneer in Anti-sense Drugs
790,000	Chelsea Therapeutics International (a)	4,053
	Biotech Focused on Rare Diseases
313,000	InterMune (a)	3,944
	Drugs for Pulmonary Fibrosis & Hepatitis C
265,000	Anthera Pharmaceuticals (a)	1,627
	Biotech Focused on Cardiovascular, Cancer & Immunology
18,181	Metabolex (a)(d)(e)	27
	Diabetes Drug Development
		71,593
	> Medical Equipment & Devices 3.0%
275,000	Alexion Pharmaceuticals (a)	19,662
	Biotech Focused on Orphan Diseases
224,000	Sirona Dental Systems (a)	9,865
	Manufacturer of Dental Equipment

Number of Shares		Value (000)
268,000	Hill-Rom Holdings	$9,029
	Hospital Beds/Patient Handling
126,000	Gen-Probe (a)	7,449
	Molecular In-vitro Diagnostics
		46,005
	> Medical Supplies 1.0%
439,600	Cepheid (a)	15,127
	Molecular Diagnostics
		15,127
	> Health Care Services 0.7%
738,900	Health Management Associates (a)	5,446
	Non-urban Hospitals
205,000	HealthSouth (a)	3,622
	Inpatient Rehabalitation Facilities
151,000	Community Health Systems (a)	2,635
	Non-Urban Hospitals
		11,703
	> Pharmaceuticals 0.6%
812,100	Akorn (a)	9,031
	Develops, Manufactures & Sells Specialty Generic Drugs
150,000	Horizon Pharma (a)(b)	600
	Specialty Pharma Company
133,180	Alimera Sciences (a)(b)	166
	Ophthalmology-focused Pharmaceutical Company
		9,797
Health Care: Total		154,225
Energy & Minerals 8.0%
	> Oil Services 4.7%
844,600	FMC Technologies (a)	44,113
	Oil & Gas Wellhead Manufacturer
725,000	Atwood Oceanics (a)	28,848
	Offshore Drilling Contractor
		72,961
	> Oil & Gas Producers 2.4%
133,000	SM Energy	9,722
	Oil and Gas Producer
143,000	Rosetta Resources (a)	6,220
	Oil and Gas Producer Exploring in South Texas and Montana
773,400	Quicksilver Resources (a)	5,189
	Natural Gas and Coal Steam Gas Producer
168,000	Swift Energy (a)	4,993
	Oil and Gas Exploration and Production
300,000	Houston American Energy (a)(b)	3,657
	Oil and Gas Exploration/Production in Colombia
107,800	Oasis Petroleum (a)	3,136
	Oil Producer in North Dakota
115,000	Northern Oil & Gas (a)(b)	2,758
	Small E&P Company in North Dakota Bakken
57,184	Petroleum Development Corporation (a)	2,008
	Oil & Gas Producer in U.S.
		37,683
	> Mining 0.9%
85,000	Core Laboratories (Netherlands)	9,686
	Oil & Gas Reservoir Consulting

See accompanying notes to financial statements.

55

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Mining—continued
600,000	Alexco Resource (a)	$4,086
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)	558
	U.S. Copper/Molybdenum Mine
		14,330
Energy & Minerals: Total		124,974
Other Industries 6.5%
	> Real Estate 5.1%
915,000	Extra Space Storage	22,170
	Self Storage Facilities
739,200	BioMed Realty Trust	13,365
	Life Science-focused Office Buildings
600,000	Associated Estates Realty	9,570
	Multi-family Properties
870,000	Education Realty Trust	8,900
	Student Housing
1,380,000	Kite Realty Group	6,224
	Community Shopping Centers
159,000	Kilroy Realty	6,053
	West Coast Office and Industrial Properties
958,000	DCT Industrial Trust	4,905
	Industrial Properties
191,000	DuPont Fabros Technology (b)	4,626
	Technology-focused Office Buildings
100,000	Post Properties	4,372
	Multifamily Properties
		80,185
	> Transportation 1.4%
256,000	World Fuel Services	10,747
	Global Fuel Broker
410,091	Rush Enterprises, Class A (a)	8,579
115,000	Rush Enterprises, Class B (a)	1,975
	Truck Sales and Service
		21,301
Other Industries: Total		101,486
Total Equities: 99.7% (Cost: $1,151,332)		1,553,584

Number of Shares		Value (000)
Securities Lending Collateral 2.2%
34,671,363	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (f)	$34,671
Total Securities Lending Collateral: (Cost: $34,671)		34,671
Total Investments: 101.9% (Cost: $1,186,003)(g)(h)		1,588,255
Obligation to Return Collateral for Securities Loaned: (2.2)%		(34,671)
Cash and Other Assets Less Liabilities: 0.3%		4,861
Total Net Assets: 100.0%		$1,558,445

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $33,589.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
RCM Technologies	710,000	-	70,000	640,000	$3,315	$-
Total of Affiliated Transactions	710,000	-	70,000	640,000	$3,315	$-

See accompanying notes to financial statements.

56

> Notes to Statement of Investments (dollar values in thousands)

The aggregate cost and value of this company at December 31, 2011, was $3,624 and $3,315, respectively. Investments in affiliated companies represented 0.21% of the Fund's total net assets at December 31, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of this security amounted to $27, which represented less than 0.001% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1	2/11/00	18,181	$2,000	$27
			$2,000	$27

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On December 31, 2011, the market value of foreign securities represented 1.18% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$9,686	0.62
Israel	8,681	0.56
Total Foreign Portfolio	$18,367	1.18

(h)  At December 31, 2011, for federal income tax purposes, the cost of investments was $1,186,610 and net unrealized appreciation was $401,645 consisting of gross unrealized appreciation of $512,236 and gross unrealized depreciation of $(110,591).

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$484,893	$-	$-	$484,893
Industrial Goods & Services	271,897	-	-	271,897
Consumer Goods & Services	231,008	-	-	231,008
Finance	185,101	-	-	185,101
Health Care	154,198	-	27	154,225
Energy & Minerals	124,974	-	-	124,974
Other Industries	101,486	-	-	101,486
Total Equities	1,553,557	-	27	1,553,584
Total Securities Lending Collateral	34,671	-	-	34,671
Total Investments	$1,588,228	$-	$27	$1,588,255

See accompanying notes to financial statements.

57

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Health Care	$20	$(1,556)	$1,563	$-	$-	$-	$-	$27
	$20	$(1,556)	$1,563	$-	$-	$-	$-	$27

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $9.

See accompanying notes to financial statements.

58

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Asia
> Singapore
Mapletree Industrial Trust	19,420,000	20,395,000
> Taiwan
CTCI Corp	0	2,789,400
Taiwan Mobile	0	1,179,000
> Indonesia
Archipelago Resources	6,886,399	8,808,000
Europe
> Netherlands
Imtech	235,519	277,519
Other Countries
> South Africa
Rand Merchant Insurance	7,209,798	7,415,000

	Number of Shares
	09/30/11	12/31/11
Sales
Asia
> Taiwan
Far Eastone Telecom	11,208,400	11,103,000
> China
Jiangsu Expressway	4,170,000	0
Zhaojin Mining Industry	6,276,000	4,146,000
> Korea
NHN	52,000	48,500
Europe
> United Kingdom
Chemring	1,480,000	810,000
Cobham	616,000	0
Intertek Group	312,000	210,000
JLT Group	1,014,600	665,000
Serco	850,000	659,000
Workspace Group	1,304,000	897,000
> Germany
Rheinmetall	115,500	109,500
Rhoen-Klinikum	270,000	175,000
> Netherlands
Aalberts Industries	242,103	0
AkzoNobel	166,000	0
Fugro	115,821	0
> Switzerland
Kuehne & Nagel	49,000	28,000
> Ireland
United Drug	1,930,000	1,329,400
> France
Neopost	32,657	0
Other Countries
> South Africa
Naspers	88,700	80,700
Latin America
> Colombia
Pacific Rubiales Energy	260,000	0

See accompanying notes to financial statements.

59

Columbia Acorn International Select

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 94.8%
Asia 50.6%
	> Japan 17.9%
2,100,000	Kansai Paint	$18,704
	Paint Producer in Japan, India, China and Southeast Asia
6,753,000	Seven Bank	13,215
	ATM Processing Services
8,970	Jupiter Telecommunications	9,080
	Largest Cable Service Provider in Japan
528,000	Asahi Diamond Industrial	6,353
	Consumable Diamond Tools
181,000	Gree	6,222
	Mobile Social Networking Game Developer/ Platform
105,000	Ain Pharmaciez	5,053
	Dispensing Pharmacy/Drugstore Operator
		58,627
	> Singapore 13.1%
13,130,000	Ascendas REIT	18,540
	Singapore Industrial Property Landlord
20,395,000	Mapletree Industrial Trust	16,899
	Singapore Industrial Property Landlord
11,142,000	Mapletree Logistics Trust	7,252
	Industrial Property Landlord
		42,691
	> Taiwan 8.7%
11,103,000	Far Eastone Telecom	20,857
	Taiwan's 3rd Largest Mobile Operator
2,789,400	CTCI Corp	3,801
	International Engineering Firm
1,179,000	Taiwan Mobile	3,673
	Taiwan's 2nd Largest Mobile Operator
		28,331
	> China 4.2%
4,146,000	Zhaojin Mining Industry	6,576
	Gold Mining and Refining in China
84,000	NetEase.com - ADR (a)	3,767
	Chinese Online Gaming Services
3,361,000	Want Want	3,348
	Chinese Branded Consumer Food Company
		13,691
	> Korea 3.8%
48,500	NHN (a)	8,889
	Korean Online Search Services
111,000	Woongjin Coway (a)	3,535
	South Korean Household Appliance Rental Service Provider
		12,424
	> Indonesia 2.9%
8,808,000	Archipelago Resources (a)	9,456
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		9,456
Asia: Total		165,220

Number of Shares		Value (000)
Europe 28.5%
	> United Kingdom 9.2%
665,000	JLT Group (b)	$7,121
	International Business Insurance Broker
210,000	Intertek Group	6,637
	Testing, Inspection & Certification Services
810,000	Chemring	5,030
	Defense Manufacturer of Countermeasures & Energetics
659,000	Serco	4,851
	Facilities Management
897,000	Workspace Group	3,145
	United Kingdom Real Estate
432,000	Shaftesbury	3,134
	London Prime Retail REIT
		29,918
	> Germany 5.6%
630,000	Wirecard	10,127
	Online Payment Processing & Risk Management
109,500	Rheinmetall	4,852
	Defense & Automotive
175,000	Rhoen-Klinikum	3,334
	Health Care Services
		18,313
	> Netherlands 3.3%
277,519	Imtech (b)	7,189
	Electromechanical & ICT Installation & Maintenance
32,000	Core Laboratories	3,646
	Oil & Gas Reservoir Consulting
		10,835
	> Sweden 3.0%
658,666	Hexagon	9,848
	Design, Measurement & Visualization Software & Equipment
		9,848
	> Switzerland 2.2%
24,000	Partners Group	4,188
	Private Markets Asset Management
28,000	Kuehne & Nagel	3,145
	Freight Forwarding/Logistics
		7,333
	> Iceland 1.5%
4,800,000	Marel (a)	4,910
	Largest Manufacturer of Poultry & Fish Processing Equipment
		4,910
	> Denmark 1.4%
145,000	Novozymes	4,476
	Industrial Enzymes
		4,476
	> Belgium 1.2%
74,000	EVS Broadcast Equipment	3,782
	Digital Live Mobile Production Software and Systems
		3,782

See accompanying notes to financial statements.

60

Number of Shares		Value (000)
	> Ireland 1.1%
1,329,400	United Drug	$3,527
	Irish Pharmaceutical Wholesaler & Outsourcer
		3,527
Europe: Total		92,942
Other Countries 14.9%
	> South Africa 7.7%
7,415,000	Rand Merchant Insurance	12,308
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
1,220,200	Adcock Ingram Holdings	9,334
	Manufacturer of Pharmaceuticals and Medical Supplies
80,700	Naspers	3,531
	Media in Africa, China, Russia & Other Emerging Markets
		25,173
	> Canada 3.4%
210,400	CCL Industries	6,466
	Leading Global Label Manufacturer
125,000	AG Growth	4,599
	Leading Manufacturer of Augers and Grain Handling Equipment
		11,065
	> United States 2.3%
52,000	SM Energy	3,800
	Oil and Gas Producer
94,000	Atwood Oceanics (a)	3,740
	Offshore Drilling Contractor
		7,540
	> Israel 1.5%
460,000	Israel Chemicals	4,768
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		4,768
Other Countries: Total		48,546
Latin America 0.8%
	> Argentina 0.6%
183,333	Union Agriculture Group (a)(c)(d)	1,828
	Farmland Operator in Uruguay
		1,828
	> Colombia 0.2%
18,800,000	Quetzal Energy (a)(c)	709
	Explores for Oil & Gas in Latin America
		709
Latin America: Total		2,537
Total Equities: 94.8% (Cost: $277,416)		309,245

Number of Shares		Value (000)
Securities Lending Collateral 1.2%
3,949,607	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (e)	$3,950
Total Securities Lending Collateral: (Cost: $3,950)		3,950
Total Investments: 96.0% (Cost: $281,366)(f)(g)		313,195
Obligation to Return Collateral for Securities Loaned: (1.2)%		(3,950)
Cash and Other Assets Less Liabilities: 5.2%		17,138
Total Net Assets: 100.0%		$326,383

See accompanying notes to financial statements.

61

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $3,850.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $2,537, which represented 0.78% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost (000)	Value (000)
Union Agriculture Group	12/8/10-12/16/11	183,333	$2,200	$1,828
Quetzal Energy	1/14/11	18,800,000	2,376	709
			$4,576	$2,537

(d)  Illiquid security.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$58,627	18.0
Singapore Dollar	42,691	13.1
Pound Sterling	39,374	12.1
Euro	32,811	10.0
Taiwan Dollar	28,331	8.7
South African Rand	25,173	7.7
U.S. Dollar	20,732	6.3
Other currencies less than 5% of total net assets	65,456	20.1
	$313,195	96.0

(g)  At December 31, 2011, for federal income tax purposes, the cost of investments was $284,950 and net unrealized appreciation was $28,246 consisting of gross unrealized appreciation of $48,359 and gross unrealized depreciation of $(20,113).

  At December 31, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy		Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
USD	ZAR	169,376		$20,000	1/13/12	$(948)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD = United States Dollar

ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

62

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$3,767	$161,453	$-	$165,220
Europe	3,646	89,296	-	92,942
Other Countries	18,605	29,941	-	48,546
Latin America	-	709	1,828	2,537
Total Equities	26,018	281,399	1,828	309,245
Total Securities Lending Collateral	3,950	-	-	3,950
Total Investments	$29,968	$281,399	$1,828	$313,195
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(948)	-	(948)
Total	$29,968	$280,451	$1,828	$312,247

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Latin America
Argentina	$2,200	$-	$(372)	$-	$-	$-	$-	$1,828
	$2,200	$-	$(372)	$-	$-	$-	$-	$1,828

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(372).

See accompanying notes to financial statements.

63

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Information
Mobile Communications	$24,530	7.5
Internet Related	16,187	5.0
Financial Processors	10,127	3.1
Business Software	9,848	3.0
CATV	9,080	2.8
Gaming Equipment & Services	6,222	1.9
Computer Hardware & Related Equipment	3,782	1.2
	79,776	24.5
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	27,948	8.6
Machinery	20,714	6.4
Other Industrial Services	16,971	5.2
Electrical Components	5,030	1.5
Outsourcing Services	4,851	1.5
Construction	3,801	1.1
	79,315	24.3
> Other Industries
Real Estate	48,970	15.0
> Finance
Insurance	19,429	6.0
Banks	13,215	4.0
Brokerage & Money Management	4,188	1.3
	36,832	11.3
> Energy & Minerals
Mining	19,678	6.0
Oil & Gas Producers	4,509	1.4
Oil Services	3,740	1.1
Agricultural Commodities	1,828	0.6
	29,755	9.1

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Nondurables	$6,466	2.0
Retail	5,053	1.5
Other Consumer Services	3,535	1.1
Food & Beverage	3,348	1.0
	18,402	5.6
> Health Care
Pharmaceuticals	12,861	4.0
Health Care Services	3,334	1.0
	16,195	5.0
Total Equities:	309,245	94.8
Securities Lending Collateral:	3,950	1.2
Total Investments:	313,195	96.0
Obligation to Return Collateral for Securities Loaned	(3,950)	(1.2)
Cash and Other Assets Less Liabilities:	17,138	5.2
Net Assets:	$326,383	100.0

See accompanying notes to financial statements.

64

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Consumer Goods & Services
IFM Investments (Century 21 China RE) - ADR (China)	2,946,537	3,430,000
Information
Atmel	0	825,000
Globalstar	12,000,000	13,184,322
SBA Communications	730,000	1,100,000
VisionChina Media - ADR (China)	2,573,400	7,000,000
Finance
City National	0	630,000
Energy & Minerals
Continental Resources	0	65,000
Health Care
NPS Pharmaceuticals	2,200,000	2,600,000

	Number of Shares
	09/30/11	12/31/11
Sales
Consumer Goods & Services
Abercrombie & Fitch	950,000	830,000
Coach	875,000	650,000
Hertz	7,525,000	6,625,000
ITT Educational Services	315,000	300,000
lululemon athletica	565,000	417,900
Safeway	2,625,000	2,000,000
Skullcandy	266,300	0
Tiffany & Co.	240,000	200,000
Industrial Goods & Services
Ametek	1,660,000	1,550,000
Donaldson	735,000	700,000
Expeditors International of Washington	685,000	620,000
Kennametal	1,085,000	1,035,000
Pall	790,000	740,000
Quanta Services	1,500,000	1,470,000
Waste Management	650,000	500,000
Information
Amphenol	700,000	670,000
Crown Castle International	1,360,000	825,000
Finisar	324,000	0
Sanmina-SCI	6,275,000	6,100,000
WNS - ADR (India)	4,276,336	4,254,230
Finance
CNO Financial Group	11,650,000	9,100,000
Discover Financial Services	3,800,000	3,225,000
MF Global	4,900,000	0
SEI Investments	1,050,000	1,000,000
Energy & Minerals
Canacol (Colombia)	33,500,000	31,372,300
Eacom Timber (Canada)	38,000,000	36,000,000
Houston American Energy	1,309,500	1,060,000
Kirkland Lake Gold (Canada)	950,000	900,000
Pacific Rubiales Energy (Colombia)	2,255,000	2,150,000
Petrodorado (Colombia)	34,856,000	34,700,000
Other Industries
BioMed Realty Trust	1,800,000	1,720,000
JB Hunt Transport Services	1,140,000	115,000
Health Care
Horizon Pharma	195,000	0

See accompanying notes to financial statements.

65

Columbia Acorn Select

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 99.7%
Consumer Goods & Services 23.1%
	> Retail 9.0%
2,000,000	Safeway	$42,080
	Supermarkets
830,000	Abercrombie & Fitch	40,537
	Teen Apparel Retailer
417,900	lululemon athletica (a)(b)	19,500
	Premium Active Apparel Retailer
200,000	Tiffany & Co.	13,252
	Luxury Good Retailer
		115,369
	> Travel 8.0%
6,625,000	Hertz (a)	77,645
	Largest U.S. Rental Car Operator
1,060,000	Gaylord Entertainment (a)	25,588
	Convention Hotels
		103,233
	> Apparel 3.1%
650,000	Coach	39,676
	Designer & Retailer of Branded Leather Accessories
		39,676
	> Casinos & Gaming 1.5%
300,000,000	RexLot Holdings (China)	19,637
	Lottery Equipment Supplier in China
		19,637
	> Educational Services 1.3%
300,000	ITT Educational Services (a)(b)	17,067
	Post-secondary Degree Services
		17,067
	> Food & Beverage 0.1%
1,850,000	GLG Life Tech (Canada) (a)(b)(c)	1,665
	Produce an All-Natural Sweetener Extracted from the Stevia Plant
		1,665
	> Other Consumer Services 0.1%
3,430,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	1,098
	Provide Real Estate Services in China
		1,098
Consumer Goods & Services: Total		297,745
Industrial Goods & Services 23.0%
	> Machinery 15.4%
1,550,000	Ametek	65,255
	Aerospace/Industrial Instruments
700,000	Donaldson	47,656
	Industrial Air Filtration
740,000	Pall	42,291
	Filtration & Fluids Clarification
1,035,000	Kennametal	37,798
	Consumable Cutting Tools
250,000	Oshkosh Corporation (a)	5,345
	Specialty Truck Manufacturer
		198,345

Number of Shares		Value (000)
	> Outsourcing Services 2.4%
1,470,000	Quanta Services (a)	$31,664
	Electrical & Telecom Construction Services
		31,664
	> Other Industrial Services 2.0%
620,000	Expeditors International of Washington	25,395
	International Freight Forwarder
		25,395
	> Industrial Distribution 1.9%
135,000	WW Grainger	25,271
	Industrial Distribution
		25,271
	> Waste Management 1.3%
500,000	Waste Management	16,355
	U.S. Garbage Collection & Disposal
		16,355
Industrial Goods & Services: Total		297,030
Information 20.0%
	> Mobile Communications 7.1%
1,100,000	SBA Communications (a)	47,256
	Communications Towers
825,000	Crown Castle International (a)	36,960
	Communications Towers
13,184,322	Globalstar (a)(b)	7,120
	Satellite Mobile Voice & Data Carrier
		91,336
	> Contract Manufacturing 4.4%
6,100,000	Sanmina-SCI (a)(c)	56,791
	Electronic Manufacturing Services
		56,791
	> Computer Services 3.0%
4,254,230	WNS - ADR (India) (a)(c)	38,246
	Offshore BPO (Business Process Outsourcing) Services
		38,246
	> Computer Hardware & Related Equipment 2.3%
670,000	Amphenol	30,411
	Electronic Connectors
		30,411
	> Instrumentation 1.3%
110,000	Mettler Toledo (a)	16,248
	Laboratory Equipment
		16,248
	> Business Software 0.7%
182,000	Concur Technologies (a)	9,244
	Web Enabled Cost & Expense Management Software
		9,244
	> Advertising 0.7%
7,000,000	VisionChina Media - ADR (China) (a)(c)	8,680
	Advertising on Digital Screens in China's Mass Transit System
		8,680

See accompanying notes to financial statements.

66

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 0.5%
825,000	Atmel (a)	$6,682
	Microcontrollers, Radio Frequency, and Memory Semiconductors
		6,682
Information: Total		257,638
Finance 13.9%
	> Credit Cards 6.0%
3,225,000	Discover Financial Services	77,400
	Credit Card Company
		77,400
	> Insurance 4.4%
9,100,000	CNO Financial Group (a)	57,421
	Life, Long-term Care & Medical Supplement Insurance
		57,421
	> Banks 2.2%
630,000	City National	27,833
	Bank & Asset Manager
		27,833
	> Brokerage & Money Management 1.3%
1,000,000	SEI Investments	17,350
	Mutual Fund Administration & Investment Management
		17,350
Finance: Total		180,004
Energy & Minerals 12.8%
	> Oil & Gas Producers 8.4%
2,150,000	Pacific Rubiales Energy (Colombia) (b)	39,528
	Oil Production & Exploration in Colombia
31,372,300	Canacol (Colombia) (a)(c)	23,712
	Oil Producer in South America
1,060,000	Houston American Energy (a)(b)	12,921
	Oil and Gas Exploration/Production in Colombia
36,500,000	ShaMaran Petroleum (Iraq) (a)	12,719
	Oil Exploration in Kurdistan
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)(d)	7,965
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	948
	Oil & Gas Exploration/Production in the North Sea
34,700,000	Petrodorado (Colombia) (a)(c)	6,983
17,144,000	Petrodorado - Warrants (Colombia) (a)(d)(e)	639
	Oil & Gas Exploration/Production in Colombia, Peru & Paraguay
18,125,000	Petromanas (Canada) (a)	2,758
6,562,500	Petromanas - Warrants (Canada) (a)(d)	48
	Exploring for Oil in Albania
		108,221
	> Agricultural Commodities 1.5%
1,666,667	Union Agriculture Group (Argentina) (a)(d)(e)	16,617
	Farmland Operator in Uruguay

Number of Shares		Value (000)
36,000,000	Eacom Timber (Canada) (a)(c)	$2,473
	Canadian Lumber Producer
		19,090
	> Mining 1.4%
900,000	Kirkland Lake Gold (Canada) (a)	13,623
	Gold Mining
65,000	Continental Resources (a)	4,336
	Oil & Gas Producer in U.S.
		17,959
	> Alternative Energy 1.0%
2,700,000	Canadian Solar (China) (a)(b)(c)	7,182
	Solar Cell & Module Manufacturer
2,950,372	Synthesis Energy Systems (China) (a)(b)(c)	4,573
	Owner/Operator of Gasification Plants
1,500,000	Real Goods Solar (a)(c)	2,145
	Residential Solar Energy Installer
		13,900
	> Oil Services 0.5%
10,600,000	Tuscany International Drilling (Colombia) (a)	6,243
	South America Based Drilling Rig Contractor
		6,243
Energy & Minerals: Total		165,413
Other Industries 4.0%
	> Real Estate 2.4%
1,720,000	BioMed Realty Trust	31,098
	Life Science-focused Office Buildings
		31,098
	> Regulated Utilities 1.2%
450,000	Wisconsin Energy	15,732
	Wisconsin Utility
		15,732
	> Transportation 0.4%
115,000	JB Hunt Transport Services	5,183
	Truck & Intermodal Carrier
		5,183
Other Industries: Total		52,013
Health Care 2.9%
	> Pharmaceuticals 1.6%
1,802,464	Akorn (a)	20,043
	Develops, Manufactures & Sells Specialty Generic Drugs
		20,043
	> Biotechnology & Drug Delivery 1.3%
2,600,000	NPS Pharmaceuticals (a)	17,134
	Orphan Drugs & Healthy Royalties
		17,134
Health Care: Total		37,177
Total Equities: 99.7% (Cost: $1,099,673)		1,287,020

See accompanying notes to financial statements.

67

Columbia Acorn Select

Statement of Investments, continued

Number of Shares		Value (000)
Securities Lending Collateral 2.6%
33,620,749	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (f)	$33,621
Total Securities Lending Collateral: (Cost: $33,621)		33,621
Total Investments: 102.3% (Cost: $1,133,294)(g)(h)		1,320,641
Obligation to Return Collateral for Securities Loaned: (2.6)%		(33,621)
Cash and Other Assets Less Liabilities: 0.3%		3,601
Total Net Assets: 100.0%		$1,290,621

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $32,075.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
Canacol Energy	36,240,000	-	4,867,700	31,372,300	$23,712	$-
Canadian Overseas Petroleum+	7,200,000	16,800,000	-	24,000,000	7,965	-
Canadian Solar	3,200,000	100,000	600,000	2,700,000	7,182	-
Eacom Timber	38,000,000	-	2,000,000	36,000,000	2,473	-
GLG Life Tech	1,000,000	850,000	-	1,850,000	1,665	-
Globalstar*	15,000,000	2,184,322	4,000,000	13,184,322	7,120	-
IFM Investments (Century 21 China RE) - ADR	2,300,000	1,131,400	1,400	3,430,000	1,098	-
Petrodorado	28,400,000	6,456,000	156,000	34,700,000	6,983	-
Real Goods Solar	1,500,000	100,000	100,000	1,500,000	2,145	-
Sanmina-SCI	7,100,000	-	1,000,000	6,100,000	56,791	-
ShaMaran Petroleum*	35,950,000	2,843,100	2,293,100	36,500,000	12,719	-
Synthesis Energy Systems	4,500,000	-	1,549,628	2,950,372	4,573	-
Tuscany International Drilling*	11,324,000	-	724,000	10,600,000	6,243
VisionChina Media - ADR	3,675,000	4,600,000	1,275,000	7,000,000	8,680	-
WNS - ADR	4,200,000	76,336	22,106	4,254,230	38,246	-
Total of Affiliated Transactions	199,589,000	35,141,158	18,588,934	216,141,224	$187,595	$-

+  Includes the effects of a corporate action.

*  At December 31, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

See accompanying notes to financial statements.

68

  The aggregate cost and value of these companies at December 31, 2011, were $266,958 and $161,513, respectively. Investments in affiliated companies represented 12.51% of the Fund's total net assets at December 31, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $26,217, which represented 2.03% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-12/16/11	1,666,667	$20,000	$16,617
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	7,965
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	948
Petrodorado - Warrants	11/20/09	17,144,000	2,118	639
Petromanas - Warrants	5/20/10	6,562,500	380	48
			$34,260	$26,217

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On December 31, 2011, the market value of foreign securities represented 16.14% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Colombia	$77,105	5.97
China	41,170	3.19
India	38,246	2.96
Canada	20,567	1.59
Argentina	16,617	1.29
Iraq	12,719	0.99
United Kingdom	8,913	0.69
Total Foreign Portfolio	$215,337	16.68

(h)  At December 31, 2011, for federal income tax purposes, the cost of investments was $1,154,397 and net unrealized appreciation was $166,244 consisting of gross unrealized appreciation of $383,850 and gross unrealized depreciation of $(217,606).

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

69

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$278,108	$19,637	$-	$297,745
Industrial Goods & Services	297,030	-	-	297,030
Information	257,638	-	-	257,638
Finance	180,004	-	-	180,004
Energy & Minerals	139,196	9,600	16,617	165,413
Other Industries	52,013	-	-	52,013
Health Care	37,177	-	-	37,177
Total Equities	1,241,166	29,237	16,617	1,287,020
Total Securities Lending Collateral	33,621	-	-	33,621
Total Investments	$1,274,787	$29,237	$16,617	$1,320,641

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

    The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$63,267	$-	$-	$63,267

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Energy & Minerals	$20,000	$-	$(3,383)	$-	$-	$-	$-	$16,617
	$20,000	$-	$(3,383)	$-	$-	$-	$-	$16,617

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(3,383).

See accompanying notes to financial statements.

70

Columbia Thermostat Fund

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
	> Affiliated Stock Funds: 57.7%
641,872	Columbia Acorn International Fund, Class I	$22,035
1,600,740	Columbia Dividend Income Fund, Class I	21,818
594,621	Columbia Acorn Fund, Class I	16,394
1,190,969	Columbia Contrarian Core Fund, Class I	16,388
462,662	Columbia Acorn Select Fund, Class I	10,942
906,270	Columbia Select Large Cap Growth Fund, Class I (a)	10,929
882,190	Columbia Large Cap Enhanced Core Fund, Class I	10,904
Total Stock Funds (Cost: $97,291)		109,410

Number of Shares		Value (000)
	> Affiliated Bond Funds: 38.7%
3,948,225	Columbia Intermediate Bond Fund, Class I	$36,640
2,359,650	Columbia Income Opportunities Fund, Class I	21,992
1,243,623	Columbia U.S. Treasury Index Fund, Class I	14,662
Total Bond Funds (Cost: $71,486)		73,294
Total Investments: 96.4% (Cost: $168,777)(b)		182,704
Cash and Other Assets Less Liabilities: 3.6%		6,903
Total Net Assets: 100.0%		$189,607

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At December 31, 2011, for federal income tax purposes, the cost of investments was $169,439 and net unrealized appreciation was $13,265 consisting of gross unrealized appreciation of $13,595 and gross unrealized depreciation of $(330).

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$109,410	$-	$-	$109,410
Total Bond Funds	73,294	-	-	73,294
Total Investments	$182,704	$-	$-	$182,704

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

71

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Asia
> Taiwan
Advantech	4,800	12,000
CTCI Corp	13,900	33,200
Far Eastone Telecom	25,902	43,700
Lung Yen	1,200	11,000
PC Home	0	3,900
St. Shine Optical	4,000	5,800
> Hong Kong
AAC Technologies	0	13,000
> China
Digital China	33,251	34,651
> Indonesia
Archipelago Resources	62,959	76,959
Jasa Marga	0	67,000
Surya Citra Media	0	44,000
Tower Bersama Infrastructure	0	241,000
> India
Jain Irrigation Systems	0	20,800
Manappuram Finance	0	35,100
Mundra Port & Special Economic Zone	0	12,250
United Breweries	0	4,180
> Cambodia
Nagacorp	219,935	229,035
> Thailand
Home Product Center	117,555	134,348
Other Countries
> Canada
Crew Energy	0	3,000
> United States
Hornbeck Offshore	0	1,000
Europe
> Italy
Pirelli	0	3,000

	Number of Shares
	09/30/11	12/31/11
Sales
Asia
> Taiwan
Formosa International Hotels	2,449	949
> China
China Yurun Food	3,065	0
Jiangsu Expressway	3,649	0
Noah Holdings - ADR	2,444	0
> India
EGShares India Small Cap ETF	10,727	0
Market Vectors India Small Cap Index ETF	37,812	0
Wisdomtree India Earnings Index ETF	3,000	0
Other Countries
> United States
Bristow	645	0

See accompanying notes to financial statements.

72

Columbia Acorn Emerging Markets Fund

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 88.7%
Asia 50.4%
	> Taiwan 14.7%
43,700	Far Eastone Telecom	$82
	Taiwan's 3rd Largest Mobile Operator
5,800	St. Shine Optical	61
	World's Leading Disposable Contact Lens OEM
26,990	Chroma Ate	53
	Automatic Test Systems, Testing & Measurement Instruments
33,200	CTCI Corp	45
	International Engineering Firm
7,730	Simplo Technology	45
	Battery Packs for Notebook & Tablet PCs
12,000	Advantech	33
	Industrial PC & Components
11,277	Radiant Opto-Electronics	32
	Back Light Modules for LCDs
11,000	Lung Yen	32
	Funeral Services and Columbaria
15,385	Taiwan Hon Chuan	29
	Beverage Packaging (bottles, caps, labels) Manufacturer
5,000	President Chain Store	27
	Taiwan's Number One Convenience Chain Store Operator
3,900	PC Home	24
	Taiwanese Internet Retail Company
949	Formosa International Hotels	13
	Hotel, Food & Beverage Operation & Hospitality Management Services
		476
	> Hong Kong 5.1%
4,137	Melco Crown Entertainment - ADR (a)	40
	Macau Casino Operator
16,865	Lifestyle International	37
	Mid- to High-end Department Store Operator in Hong Kong & China
65,652	Sasa International	36
	Cosmetics Retailer
13,000	AAC Technologies	29
	Miniature Acoustic Components
33,000	Melco International (a)	24
	Macau Casino Operator
		166
	> China 7.1%
34,651	Digital China	53
	IT Distribution & Systems Integration Services
85,275	AMVIG Holdings	45
	Chinese Tobacco Packaging Material Supplier
1,000	NetEase.com - ADR (a)	45
	Chinese Online Gaming Services
741	51job - ADR (a)	31
	Integrated Human Resource Service
451,892	RexLot Holdings	30
	Lottery Equipment Supplier in China
7,538	ENN Energy	24
	China's Largest Private Gas Operator
		228

Number of Shares		Value (000)
	> Indonesia 9.2%
76,959	Archipelago Resources (a)	$83
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
178,989	Ace Indonesia	81
	Home Improvement Retailer
241,000	Tower Bersama Infrastructure	63
	Communications Towers
44,000	Surya Citra Media	38
	Free to Air TV in Indonesia
67,000	Jasa Marga	31
	Largest Toll Road Operator in Indonesia
		296
	> India 4.0%
20,800	Jain Irrigation Systems	34
	Agricultural Micro-Irrigation Systems & Food Processing
35,100	Manappuram Finance	30
	Short-term Lending Collateralized by Household Gold
4,180	United Breweries	30
	India's Largest Brewer
12,250	Mundra Port & Special Economic Zone	28
	Indian West Coast Shipping Port
2,200	Titan Industries	7
	Jewelry, Watches & Eyeglasses
		129
	> Philippines 3.9%
189,156	SM Prime Holdings	58
	Shopping Mall Operator
88,382	Manila Water Company	39
	Water Utility Company in the Philippines
25,567	Int'l Container Terminal	31
	Container Handling Terminals & Port Management
		128
	> Cambodia 1.8%
229,035	Nagacorp	58
	Casino/Entertainment Complex in Cambodia
		58
	> Thailand 1.5%
134,348	Home Product Center	47
	Home Improvement Retailer
		47
	> Mongolia 1.1%
48,909	Mongolian Mining (a)	37
	Coking Coal Mining in Mongolia
		37
	> Japan 1.1%
3,860	Kansai Paint	34
	Paint Producer in Japan, India, China and Southeast Asia
		34
	> Singapore 0.9%
27,403	Goodpack Limited	29
	International Bulk Container Leasing
		29
Asia: Total		1,628

See accompanying notes to financial statements.

73

Columbia Acorn Emerging Markets Fund

Statement of Investments, continued

Number of Shares		Value (000)
Other Countries 16.9%
	> South Africa 10.6%
9,580	Adcock Ingram Holdings	$73
	Manufacturer of Pharmaceuticals and Medical Supplies
24,626	Coronation Fund Managers	69
	South African Fund Manager
39,175	Rand Merchant Insurance	65
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
5,370	Mr. Price	53
	South African Retailer of Apparel, Household & Sporting Goods
11,354	Northam Platinum	42
	Platinum Mining in South Africa
1,945	Massmart Holdings	41
	General Merchandise, Food, and Home Improvement Stores; Wal-Mart Subsidiary
		343
	> Canada 3.3%
3,565	Alliance Grain Traders	73
	Global Leader in Pulse Processing and Distribution
3,000	Crew Energy (a)	33
	Canadian Oil and Gas Producer
		106
	> United States 3.0%
1,200	Textainer Group Holdings	35
	Top International Container Leasor
1,000	Hornbeck Offshore (a)	31
	Supply Vessel Operator in U.S. Gulf of Mexico
752	Atwood Oceanics (a)	30
	Offshore Drilling Contractor
		96
Other Countries: Total		545
Europe 10.7%
	> Sweden 3.1%
3,498	Hexagon	52
	Design, Measurement & Visualization Software & Equipment
6,072	East Capital Explorer	48
	Sweden-based Russia/Central Eastern Europe Investment Fund
		100
	> Switzerland 1.9%
675	Dufry Group (a)	62
	Operates Airport Duty Free and Duty Paid Shops
		62
	> Czech Republic 1.8%
352	Komercni Banka	59
	Leading Czech Republic Universal Bank
		59
	> France 1.3%
780	Rubis	41
	Tank Storage & Liquefied Petroleum Gas Distribution
		41

Number of Shares		Value (000)
	> Germany 1.1%
824	Dürr	$36
	Automotive Plant Engineering & Associated Capital Equipment
		36
	> Italy 0.8%
3,000	Pirelli	25
	Global Tire Supplier
		25
	> Kazakhstan 0.6%
4,332	Halyk Savings Bank of Kazakhstan - GDR (a)	21
	Largest Retail Bank & Insurer in Kazakhstan
		21
Europe: Total		344
Latin America 10.7%
	> Brazil 7.0%
11,121	MRV Engenharia	64
	Brazilian Property Developer
4,436	Localiza Rent A Car	61
	Car Rental
4,617	Mills Estruturas e Servicos de Engenharia	44
	Civil Engineering & Construction
1,884	Multiplus	32
	Loyalty Program Operator in Brazil
7,431	Suzano	27
	Brazilian Pulp & Paper Producer
		228
	> Mexico 2.1%
1,203	Grupo Aeroportuario del Sureste - ADR	67
	Mexican Airport Operator
		67
	> Argentina 1.6%
56,433	Madalena Ventures (a)	51
	Oil and Gas Exploration in Argentina
		51
Latin America: Total		346
Total Equities: 88.7% (Cost: $2,997)		2,863
Total Investments: 88.7% (Cost: $2,997)(b)(c)		2,863
Cash and Other Assets Less Liabilities: 11.3%		366
Total Net Assets: 100.0%		$3,229

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

See accompanying notes to financial statements.

74

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At December 31, 2011, for federal income tax purposes, the cost of investments was $2,999 and net unrealized depreciation was $(136) consisting of gross unrealized appreciation of $110 and gross unrealized depreciation of $(246).

(c)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Taiwan Dollar	$476	14.7
Hong Kong Dollar	374	11.6
South African Rand	344	10.7
U.S. Dollar	300	9.3
Brazilian Real	228	7.1
Indonesian Rupiah	213	6.6
Other currencies less than 5% of total net assets	928	28.7
	$2,863	88.7

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$116	$1,512	$-	$1,628
Other Countries	202	343	-	545
Europe	-	344	-	344
Latin America	346	-	-	346
Total Equities	664	2,199	-	2,863
Total Investments	$664	$2,199	$-	$2,863

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

75

Columbia Acorn Emerging Markets Fund

Portfolio Diversification

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$378	11.7
Casinos & Gaming	151	4.7
Other Consumer Services	101	3.1
Food & Beverage	63	1.9
Travel	61	1.9
Other Durable Goods	25	0.8
Other Entertainment	12	0.4
	791	24.5
> Information
Mobile Communications	145	4.5
Computer Hardware & Related Equipment	139	4.3
Electronics Distribution	54	1.7
Instrumentation	53	1.6
Business Software	52	1.6
Internet Related	45	1.4
TV Broadcasting	38	1.2
	526	16.3
> Energy & Minerals
Mining	161	5.0
Agricultural Commodities	99	3.0
Oil & Gas Producers	84	2.6
Oil Services	61	1.9
Oil Refining, Marketing & Distribution	41	1.3
	446	13.8
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	108	3.3
Construction	89	2.8
Machinery	70	2.2
Other Industrial Services	59	1.8
Industrial Distribution	29	0.9
	355	11.0
> Finance
Brokerage & Money Management	117	3.6
Banks	80	2.5
Finance Companies	65	2.0
Insurance	65	2.0
	327	10.1
> Other Industries
Real Estate	121	3.7
Transportation	99	3.1
Regulated Utilities	63	2.0
	283	8.8

	Value (000)	Percentage of Net Assets
> Health Care
Pharmaceuticals	$74	2.3
Medical Supplies	61	1.9
	135	4.2
Total Equities:	2,863	88.7
Total Investments:	2,863	88.7
Cash and Other Assets Less Liabilities:	366	11.3
Net Assets:	$3,229	100.0

See accompanying notes to financial statements.

76

Columbia Acorn European Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Europe
> United Kingdom
Shaftesbury	160	3,180
> Germany
Bertrandt	0	300
Stratec Biomedical Systems	0	420
> Sweden
Unibet	0	1,000
> Italy
Pirelli	0	2,000
> Iceland
Marel	400	43,750
> Norway
Atea	1,900	3,310
> Belgium
EVS Broadcast Equipment	300	630
> Czech Republic
Komercni Banka	0	140
> Poland
FX Energy	0	4,000
Other Countries
> Canada
Alliance Grain Traders	0	1,270
Asia
> Hong Kong
L'Occitane International	0	9,000

	Number of Shares
	09/30/11	12/31/11
Sales
Europe
> United Kingdom
Cobham	4,850	0
> France
1000 mercis	1,580	700
Neopost	590	352
Teleperformance	1,050	0
> Netherlands
Arcadis	1,910	1,280
Vopak	770	0
> Germany
Rhoen-Klinikum	800	0

See accompanying notes to financial statements.

77

Columbia Acorn European Fund

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 96.7%
Europe 94.1%
	> United Kingdom 18.5%
1,400	Intertek Group	$44
	Testing, Inspection & Certification Services
5,800	Chemring	36
	Defense Manufacturer of Countermeasures & Energetics
2,927	JLT Group	31
	International Business Insurance Broker
15,220	Charles Taylor	30
	Insurance Services
6,480	GlobeOp Financial Services	29
	Hedge Fund Administrator
3,180	Shaftesbury	23
	London Prime Retail REIT
3,610	Domino's Pizza United Kingdom & Ireland	23
	Pizza Delivery in United Kingdom, Ireland and Germany
5,830	Workspace Group	20
	United Kingdom Real Estate
660	Rotork	20
	Valve Actuators for Oil & Water Pipelines
2,480	Serco	18
	Facilities Management
3,190	Abcam	18
	Online Sales of Antibodies
2,870	Premier Oil (a)	16
	Oil and Gas Producer in Europe, Pakistan and Asia
339	Greggs	3
	Bakery
		311
	> France 15.4%
1,100	Gemalto	54
	Digital Security Solutions
600	Eurofins Scientific	44
	Food, Pharmaceuticals & Materials Screening & Testing
700	1000 mercis	41
	Interactive Advertising and Marketing
360	Norbert Dentressangle	25
	Leading European Logistics & Transport Group
352	Neopost	24
	Postage Meter Machines
790	Saft Batteries	22
	Niche Battery Manufacturer
600	Mersen	18
	Advanced Industrial Materials
310	Rubis	16
	Tank Storage & Liquefied Petroleum Gas Distribution
5,030	Hi-Media (a)	14
	Online Advertiser in Europe
		258

Number of Shares		Value (000)
	> Netherlands 14.2%
430	Core Laboratories	$49
	Oil & Gas Reservoir Consulting
2,420	Aalberts Industries	41
	Flow Control & Heat Treatment
1,530	UNIT4	36
	Business Software Development
1,360	Imtech	35
	Electromechanical & ICT Installation & Maintenance
1,210	Koninklijke TenCate	33
	Advanced Textiles & Industrial Fabrics
410	Fugro	24
	Sub-sea Oilfield Services
1,280	Arcadis	20
	Engineering Consultants
		238
	> Germany 12.6%
3,080	Wirecard	49
	Online Payment Processing & Risk Management
170	Rational	37
	Commercial Ovens
560	Rheinmetall	25
	Defense & Automotive
520	Dürr	23
	Automotive Plant Engineering & Associated Capital Equipment
690	CTS Eventim	21
	Event Ticket Sales
810	Elringklinger	20
	Automobile Components
300	Bertrandt	20
	Outsourced Engineering
420	Stratec Biomedical Systems	17
	Diagnostic Instrumentation
		212
	> Switzerland 7.1%
250	Geberit (a)	48
	Plumbing Supplies
15	Sika	28
	Chemicals for Construction & Industrial Applications
160	Partners Group	28
	Private Markets Asset Management
170	Dufry Group (a)	16
	Operates Airport Duty Free and Duty Paid Shops
		120
	> Sweden 5.7%
2,570	Hexagon	39
	Design, Measurement & Visualization Software & Equipment
4,070	Sweco	34
	Engineering Consultants
1,000	Unibet	23
	European Online Gaming Operator
		96

See accompanying notes to financial statements.

78

Number of Shares		Value (000)
	> Italy 4.5%
15,060	CIR	$24
	Italian Holding Company
6,400	Geox	18
	Apparel and Shoe Maker
2,000	Pirelli	17
	Global Tire Supplier
200	Tod's	16
	Leather Shoes & Bags
		75
	> Iceland 2.7%
43,750	Marel (a)	45
	Largest Manufacturer of Poultry & Fish Processing Equipment
		45
	> Ireland 2.6%
9,630	United Drug	26
	Irish Pharmaceutical Wholesaler & Outsourcer
300	Paddy Power	17
	Irish Betting Services
		43
	> Portugal 2.2%
13,480	Redes Energéticas Nacionais	37
	Portuguese Power Transmission & Gas Transportation
		37
	> Norway 2.0%
3,310	Atea	33
	Leading Nordic IT Hardware/Software Re-seller & Installation Company
		33
	> Belgium 1.9%
630	EVS Broadcast Equipment	32
	Digital Live Mobile Production Software and Systems
		32
	> Russia 1.5%
1,000	Mail.ru - GDR (a)(b)	26
	Internet Social Networking & Games for Russian Speakers
		26
	> Czech Republic 1.4%
140	Komercni Banka	24
	Leading Czech Republic Universal Bank
		24
	> Poland 1.1%
4,000	FX Energy (a)	19
	Oil & Gas Producer in Poland
		19

Number of Shares		Value (000)
	> Greece 0.7%
12,800	Intralot	$11
	Lottery & Gaming Systems & Services
		11
Europe: Total		1,580
Other Countries 1.5%
	> Canada 1.5%
1,270	Alliance Grain Traders	26
	Global Leader in Pulse Processing and Distribution
		26
Other Countries: Total		26
Asia 1.1%
	> Hong Kong 1.1%
9,000	L'Occitane International	18
	Skin Care and Cosmetics Producer
		18
Asia: Total		18
Total Equities: 96.7% (Cost: $1,710)		1,624
Total Investments: 96.7% (Cost: $1,710)(c)(d)		1,624
Cash and Other Assets Less Liabilities: 3.3%		55
Total Net Assets: 100.0%		$1,679

GDR – Global Depositary Receipts

See accompanying notes to financial statements.

79

Columbia Acorn European Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2011 this security had an aggregate value of $26, which represented 1.55% of total net assets.

(c)  At December 31, 2011 for federal income tax purposes, the cost of investments was $1,715 and net unrealized depreciation was $91 consisting of gross unrealized appreciation of $0 and gross unrealized depreciation of $(91).

(d)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$858	51.1
British Pound	311	18.5
Swiss Franc	120	7.1
Swedish Krona	95	5.7
U.S. Dollar	94	5.6
Other currencies less than 5% of total net assets	146	8.7
	$1,624	96.7

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$68	$1,512	$-	$1,580
Other Countries	26	-	-	26
Asia	-	18	-	18
Total Equities	94	1,530	-	1,624
Total Investments	$94	$1,530	$-	$1,624

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

80

Columbia Acorn European Fund

Portfolio Diversification

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$177	10.5
Machinery	173	10.3
Industrial Machinery & Specialty Chemicals	100	5.9
Conglomerates	65	3.9
Electrical Components	58	3.5
Construction	48	2.9
Outsourcing Services	38	2.3
	659	39.3
> Information
Computer Hardware & Related Equipment	86	5.1
Business Software	75	4.5
Financial Processors	50	3.0
Business Information & Marketing Services	41	2.4
Computer Services	33	2.0
Internet Related	26	1.6
Advertising	14	0.8
	325	19.4
> Energy & Minerals
Mining	49	2.9
Oil & Gas Producers	35	2.1
Agricultural Commodities	26	1.5
Oil Services	24	1.4
Oil Refining, Marketing & Distribution	16	1.0
	150	8.9
> Finance
Insurance	61	3.6
Brokerage & Money Management	57	3.4
Banks	23	1.4
	141	8.4
> Consumer Goods & Services
Casinos & Gaming	51	3.0
Nondurables	34	2.0
Restaurants	22	1.3
Other Entertainment	21	1.3
Apparel	18	1.1
Other Durable Goods	17	1.0
Retail	16	0.9
Food & Beverage	3	0.2
	182	10.8

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$44	2.6
Regulated Utilities	37	2.2
Transportation	25	1.5
	106	6.3
> Health Care
Pharmaceuticals	26	1.5
Medical Equipment & Devices	17	1.0
Medical Supplies	18	1.1
	61	3.6
Total Equities:	1,624	96.7
Total Investments:	1,624	96.7
Cash and Other Assets Less Liabilities:	55	3.3
Net Assets:	$1,679	100.0

See accompanying notes to financial statements.

81

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2011	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select
(in thousands)
Assets:
Unaffiliated investments, at cost	$8,636,867	$4,524,775	$1,182,379	$281,366
Affiliated investments, at cost (See Note 4)	2,644,726	178,167	3,624	—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $371,484; Columbia Acorn International $96,653; Columbia Acorn USA $33,589; Columbia Acorn International Select $3,850; Columbia Acorn Select $32,075; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $—; Columbia Acorn European Fund $—)	$12,553,485	$5,127,131	$1,584,940	$313,195
Affiliated investments, at value (See Note 4)	3,722,937	217,479	3,315	—
Cash	480,945	157,234	5,733	16,190
Foreign currency (cost: Columbia Acorn International Fund $404)	—	404	—	—
Unrealized appreciation on forward foreign currency exchange contracts	—	4,539	—	—
Receivable for:
Investments sold	24,089	6,815	4,630	137
Fund shares sold	15,075	16,077	948	2,221
Dividends	9,889	6,101	721	257
Securities lending income	306	162	17	3
Foreign tax reclaims	166	2,615	—	136
Expense reimbursement due from Advisor	—	1	—	—
Trustees' Deferred Compensation
Investments	2,188	596	177	—
Other assets	177	60	18	4
Total Assets	16,809,257	5,539,214	1,600,499	332,143
Liabilities:
Collateral on securities loaned	382,045	99,418	34,671	3,950
Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	948
Payable to adviser	—	—	—	—
Payable for:
Investments purchased	29,812	2,183	3,978	—
Fund shares redeemed	55,228	14,781	2,855	659
Management fee	289	113	37	8
Administration fee	18	6	2	— *
12b-1 Service and Distribution fees	44	9	2	1
Reports to shareholders	617	367	109	48
Deferred Trustees' fees	2,188	596	177	—
Transfer agent fees	1,220	337	119	16
Trustees' fees	81	48	8	37
Registration and blue sky fees	5	7	5	4
Custody fees	75	482	3	37
Professional fee	489	216	78	49
Chief compliance officer expenses	93	31	9	3
Deferred foreign capital gains tax payable	—	2,321	—	—
Other liabilities	478	1,346	1	— *
Total Liabilities	472,682	122,261	42,054	5,760
Net Assets	$16,336,575	$5,416,953	$1,558,445	$326,383
Composition of Net Assets:
Paid-in capital	$11,198,023	$5,139,384	$1,154,235	$299,340
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	(32,074)	(60,514)	(167)	(5,294)
Accumulated net realized gain (loss)	175,809	(305,724)	2,125	1,468
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	3,916,618	602,356	402,561	31,829
Affiliated investments	1,078,211	39,312	(309)	—
Foreign capital gains tax	—	(2,321)	—	—
Foreign currency translations	(12)	(79)	—	(12)
Forward foreign currency exchange contracts	—	4,539	—	(948)
Net Assets	$16,336,575	$5,416,953	$1,558,445	$326,383
Net asset value per share – Class A (a)	$26.63	$34.15	$25.94	$24.26
(Net assets/shares)	($3,246,833/121,918)	($918,112/26,887)	($167,038/6,441)	($56,350/2,323)
Maximum offering price per share – Class A (b)	$28.25	$36.23	$27.52	$25.74
(Net asset value per share/front-end sales charge)	($26.63/0.9425)	($34.15/0.9425)	($25.94/0.9425)	($24.26/0.9425)
Net asset value and offering price per share – Class B (a)	$24.53	$33.17	$23.98	$23.27
(Net assets/shares)	($67,153/2,738)	($24,510/739)	($2,253/94)	($1,774/76)
Net asset value and offering price per share – Class C (a)	$24.18	$33.03	$23.72	$23.17
(Net assets/shares)	($721,446/29,834)	($97,328/2,946)	($30,584/1,289)	($8,704/376)
Net asset value and offering price per share – Class I (d)	$27.57	$34.33	$27.00	$24.45
(Net assets/shares)	($16,397/595)	($50,335/1,466)	($2,635/98)	($2/— **)
Net asset value and offering price per share – Class R (c)	$—	$34.11	$—	$—
(Net assets/shares)	($ —/—)	($2,130/62)	($ —/—)	($ —/—)
Net asset value and offering price per share – Class R5 (c)	$—	$34.31	$—	$—
(Net assets/shares)	($ —/—)	($2,038/59)	($ —/—)	($ —/—)
Net asset value and offering price per share – Class Z (d)	$27.56	$34.31	$26.98	$24.46
(Net assets/shares)	($12,284,746/445,806)	($4,322,500/126,000)	($1,355,935/50,253)	($259,553/10,613)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Shares commenced operations on August 15, 2011.

(d)  Redemption price per share is equal to net asset value.

*  Rounds to less than $500.

**  Rounds to less than 500 shares.

See accompanying notes to financial statements.

82

December 31, 2011	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
(in thousands)
Assets:
Unaffiliated investments, at cost	$866,336	$—		$2,997			$1,710
Affiliated investments, at cost (See Note 4)	266,958	168,777		—			—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $371,484; Columbia Acorn International $96,653; Columbia Acorn USA $33,589; Columbia Acorn International Select $3,850; Columbia Acorn Select $32,075; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $—; Columbia Acorn European Fund $—)	$1,159,128	$—		$2,863			$1,624
Affiliated investments, at value (See Note 4)	161,513	182,704		—			—
Cash	13,666	1,306		376			88
Foreign currency (cost: Columbia Acorn International Fund $404)	—	—		—			—
Unrealized appreciation on forward foreign currency exchange contracts	—	—		—			—
Receivable for:
Investments sold	794	—		—			—
Fund shares sold	708	6,134		47			—
Dividends	1,409	224		3			2
Securities lending income	89	—		—			—
Foreign tax reclaims	20	—		—	*		—	*
Expense reimbursement due from Advisor	—	3		—	*		—	*
Trustees' Deferred Compensation
Investments	230	—		—			—
Other assets	19	1		57			55
Total Assets	1,337,576	190,372		3,346			1,769
Liabilities:
Collateral on securities loaned	33,621	—		—			—
Unrealized depreciation on forward foreign currency exchange contracts	—	—		—			—
Payable to adviser	—	—		27			34
Payable for:
Investments purchased	2,076	572		21			—
Fund shares redeemed	10,617	109		—			—
Management fee	30	1		—	*		—	*
Administration fee	1	— *		—	*		—	*
12b-1 Service and Distribution fees	5	2		—	*		—	*
Reports to shareholders	137	27		10			10
Deferred Trustees' fees	230	—		—			—
Transfer agent fees	131	9		—	*		—	*
Trustees' fees	7	20		—	*		—	*
Registration and blue sky fees	6	2		7			7
Custody fees	2	— *		21			8
Professional fee	81	22		30			30
Chief compliance officer expenses	11	1		—	*		—	*
Deferred foreign capital gains tax payable	—	—		1			—
Other liabilities	— *	— *		—	*		1
Total Liabilities	46,955	765		117			90
Net Assets	$1,290,621	$189,607		$3,229			$1,679
Composition of Net Assets:
Paid-in capital	$1,100,909	$196,559		$3,419			$1,776
Undistributed (overdistributed) net investment income (Accumulated net investment loss)	(324)	471		(1)			—	*
Accumulated net realized gain (loss)	2,689	(21,350)		(54)			(11)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments	292,792	—		(134)			(86)
Affiliated investments	(105,445)	13,927		—			—
Foreign capital gains tax	—	—		(1)			—
Foreign currency translations	—	—		—	*		—	*
Forward foreign currency exchange contracts	—	—		—			—
Net Assets	$1,290,621	$189,607		$3,229			$1,679
Net asset value per share – Class A (a)	$22.95	$12.82		$9.26			$9.43
(Net assets/shares)	($340,325/14,826)	($79,744/6,219)	($332/36)			($154/16)
Maximum offering price per share – Class A (b)	$24.35	$13.60		$9.82			$10.01
(Net asset value per share/front-end sales charge)	($22.95/0.9425)	($12.82/0.9425)	($9.26/0.9425)			($9.43/0.9425)
Net asset value and offering price per share – Class B (a)	$21.40	$12.91		$—			$—
(Net assets/shares)	($26,126/1,221)	($11,318/877)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class C (a)	$21.20	$12.91		$9.24			$9.44
(Net assets/shares)	($62,887/2,966)	($33,378/2,585)	($127/14)			($5/1)
Net asset value and offering price per share – Class I (d)	$23.65	$—		$9.29			$9.43
(Net assets/shares)	($10,944/463)	($ —/—)	($5/1)			($5/1)
Net asset value and offering price per share – Class R (c)	$—	$—		$—			$—
(Net assets/shares)	($ —/—)	($ —/—)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class R5 (c)	$—	$—		$—			$—
(Net assets/shares)	($ —/—)	($ —/—)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class Z (d)	$23.62	$12.67		$9.28			$9.44
(Net assets/shares)	($850,339/36,003)	($65,167/5,142)	($2,765/298)			($1,515/161)

See accompanying notes to financial statements.

83

Columbia Acorn Family of Funds

Statements of Operations For the Year Ended December 31, 2011

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select
Investment Income:
Dividend income	$114,994	$139,245	$8,706	$9,725
Dividend income from affiliates (See Note 4)	12,906	4,877	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—
Interest income	169	43	5	6
Securities lending income, net	3,532	900	286	24
	131,601	145,065	8,997	9,755
Foreign taxes withheld	(2,619)	(12,305)	(14)	(782)
Total Investment Income	128,982	132,760	8,983	8,973
Expenses:
Management fee	114,050	46,342	14,918	3,885
Administration fee	6,839	2,343	666	159
12b-1 Service and Distribution fees:
Class A	9,005	2,276	496	169
Class B	1,342	200	48	19
Class C	8,052	1,067	337	108
Class R	—	4	—	—
Transfer agent fees:
Class A	3,254	1,579	192	102
Class B	365	87	15	7
Class C	850	178	33	21
Class R	—	1	—	—
Class R5	—	— *	—	—
Class Z	5,385	2,570	752	114
Custody fees	971	3,106	46	179
Trustees' fees	991	346	96	19
Registration and blue sky fees	194	143	94	74
Reports to shareholders	1,922	1,252	383	142
Audit fees	87	78	42	44
Legal fees	1,214	413	118	28
Chief compliance officer expenses (See Note 4)	752	257	74	18
Other expenses	567	283	56	28
Total Expenses	155,840	62,525	18,366	5,116
Less custody fees paid indirectly	— *	— *	— *	— *
Less reimbursement of expenses by Investment Advisor	—	(159)	—	—
Net Expenses	155,840	62,366	18,366	5,116
Net Investment Income/(Loss)	(26,858)	70,394	(9,383)	3,857
Net Realized and Unrealized Gain/(Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	756,701	222,525	41,208	45,575
Affiliated investments (See Note 4)	(10,817)	(3,603)	(512)	—
Foreign currency transactions	13	(4,273)	—	(885)
Forward foreign currency exchange contracts	—	7,872	—	1,262
Distributions from affiliated investment company shares	—	—	—	—
Reimbursement from affiliate (See Note 4)	—	174	—	—
Net realized gain/(loss)	745,897	222,695	40,696	45,952
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	(1,530,752)	(1,220,866)	(112,790)	(88,029)
Affiliated investments (See Note 4)	(43,544)	22,439	876	—
Foreign currency translations	(42)	(1,536)	—	(24)
Forward foreign currency exchange contracts	—	(6,748)	—	(948)
Foreign capital gains tax	—	(1,814)	—	—
Net change in unrealized depreciation	(1,574,338)	(1,208,525)	(111,914)	(89,001)
Net realized and unrealized gain/(loss)	(828,441)	(985,830)	(71,218)	(43,049)
Net Increase/(Decrease) in Net Assets resulting from Operations	$(855,299)	$(915,436)	$(80,601)	$(39,192)

*  Rounds to less than $500.

See accompanying notes to financial statements.

84

(in thousands)	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Investment Income:
Dividend income	$12,579	$—	$17		$6
Dividend income from affiliates (See Note 4)	—	—	—		—
Dividends from affiliated investment company shares (See Note 4)	—	3,668	—		—
Interest income	28	— *	—		—
Securities lending income, net	579	—	—		—
	13,186	3,668	17		6
Foreign taxes withheld	(149)	—	(1)		—	*
Total Investment Income	13,037	3,668	16		6
Expenses:
Management fee	15,322	141	13		7
Administration fee	720	54	—	*	—	*
12b-1 Service and Distribution fees:
Class A	1,180	136	—	*	—	*
Class B	375	160	—		—
Class C	821	236	—	*	—	*
Class R	—	—	—		—
Transfer agent fees:
Class A	520	71	—	*	—	*
Class B	108	38	—		—
Class C	108	33	—	*	—	*
Class R	—	—	—		—
Class R5	—	—	—		—
Class Z	672	21	—	*	—	*
Custody fees	161	1	21		9
Trustees' fees	112	4	—	*	—	*
Registration and blue sky fees	94	69	32		32
Reports to shareholders	372	88	11		11
Audit fees	42	21	30		30
Legal fees	136	9	—	*	—	*
Chief compliance officer expenses (See Note 4)	83	6	—	*	—	*
Other expenses	183	12	90		94
Total Expenses	21,009	1,100	197		183
Less custody fees paid indirectly	— *	— *	—		—
Less reimbursement of expenses by Investment Advisor	—	(216)	(182)		(174)
Net Expenses	21,009	884	15		9
Net Investment Income/(Loss)	(7,972)	2,784	1		(3)
Net Realized and Unrealized Gain/(Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	209,865	—	(54)		(8)
Affiliated investments (See Note 4)	(66,391)	7,583	—		—
Foreign currency transactions	(69)	—	(3)		14
Forward foreign currency exchange contracts	—	—	—		—
Distributions from affiliated investment company shares	—	1,295	—		—
Reimbursement from affiliate (See Note 4)	—	—	—		—
Net realized gain/(loss)	143,405	8,878	(57)		6
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	(347,747)	—	(134)		(86)
Affiliated investments (See Note 4)	(112,603)	(4,866)	—		—
Foreign currency translations	(1)	—	—	*	—	*
Forward foreign currency exchange contracts	—	—	—		—
Foreign capital gains tax	—	—	(1)		—
Net change in unrealized depreciation	(460,351)	(4,866)	(135)		(86)
Net realized and unrealized gain/(loss)	(316,946)	4,012	(192)		(80)
Net Increase/(Decrease) in Net Assets resulting from Operations	$(324,918)	$6,796	$(191)		$(83)

See accompanying notes to financial statements.

85

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011 (b)	2010 (a)	2011	2010 (a)	2011	2010 (a)
Operations:
Net investment income/(loss)	$(26,858)	$(7,374)	$70,394	$45,340	$(9,383)	$(5,972)	$3,857	$2,667
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	756,714	971,334	226,124	276,374	41,208	96,553	45,952	42,527
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(10,817)	139,546	(3,603)	5,786	(512)	(1,208)	—	—
Reimbursement from affiliate (See Note 4)	—	—	174	—	—	—	—	—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(1,530,794)	1,864,571	(1,230,965)	752,452	(112,790)	224,623	(89,001)	38,193
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	(43,544)	758,959	22,440	6,050	876	4,434	—	—
Net Increase/(Decrease) from Operations	(855,299)	3,727,036	(915,436)	1,086,002	(80,601)	318,430	(39,192)	83,387
Distributions to Shareholders From:
Net investment income – Class A	(2,049)	(2,387)	(21,972)	(12,578)	—	—	(1,392)	(776)
Net realized gain – Class A	(144,445)	(100,919)	—	—	(1,096)	—	(901)	—
Net investment income – Class B	—	—	(600)	(290)	—	—	(23)	(25)
Net realized gain – Class B	(4,964)	(9,116)	—	—	(21)	—	(31)	—
Net investment income – Class C	—	—	(2,369)	(714)	—	—	(70)	(65)
Net realized gain – Class C	(35,291)	(25,102)	—	—	(217)	—	(150)	—
Net investment income – Class I	(34)	— *	(676)	(9)	—	—	— *	—
Net realized gain – Class I	(670)	— *	—	—	(16)	—	— *	—
Net investment income – Class Z	(36,823)	(18,634)	(131,455)	(109,328)	—	—	(9,039)	(5,241)
Net realized gain – Class Z	(521,915)	(361,156)	—	—	(8,481)	—	(4,186)	—
Total Distributions to Shareholders	(746,191)	(517,314)	(157,072)	(122,919)	(9,831)	—	(15,792)	(6,107)
Share Transactions:
Subscriptions – Class A	881,347	843,928	302,659	317,458	41,839	55,029	18,154	18,214
Distributions reinvested – Class A	134,125	94,158	18,983	10,862	993	—	2,039	675
Net assets of shares issued in connection with Merger – Class A	—	—	204,930	—	—	—	—	—
Redemptions – Class A	(1,072,697)	(866,166)	(251,677)	(221,501)	(80,479)	(59,786)	(26,422)	(23,778)
Net Increase/(Decrease) – Class A	(57,225)	71,920	274,895	106,819	(37,647)	(4,757)	(6,229)	(4,889)
Subscriptions – Class B	543	989	64	35	9	2	5	— *
Distributions reinvested – Class B	4,234	7,325	494	260	18	—	46	22
Net assets of shares issued in connection with Merger – Class B	—	—	12,517	—	—	—	—	—
Redemptions – Class B	(215,636)	(312,686)	(13,183)	(15,278)	(6,779)	(13,951)	(1,017)	(1,418)
Net Increase/(Decrease) – Class B	(210,859)	(304,372)	(108)	(14,983)	(6,752)	(13,949)	(966)	(1,396)
Subscriptions – Class C	101,181	76,903	19,819	24,476	2,255	1,669	966	1,883
Distributions reinvested – Class C	27,313	19,273	1,845	590	193	—	188	55
Net assets of shares issued in connection with Merger – Class C	—	—	25,563	—	—	—	—	—
Redemptions – Class C	(154,450)	(145,469)	(42,187)	(17,799)	(5,937)	(4,671)	(2,975)	(3,121)
Net Increase/(Decrease) – Class C	(25,956)	(49,293)	5,040	7,267	(3,489)	(3,002)	(1,821)	(1,183)
Subscriptions – Class I	17,610	13,063	27,930	66,675	11,070	28,852	—	3
Distributions reinvested – Class I	704	—	676	9	16	—	—	—
Net assets of shares issued in connection with Merger – Class I	—	—	152,987	—	—	—	—	—
Redemptions – Class I	(13,595)	(1,538)	(184,760)	(2,003)	(38,709)	(293)	—	—
Net Increase/(Decrease) – Class I	4,719	11,525	(3,167)	64,681	(27,623)	28,559	—	3
Subscriptions – Class R	—	—	370	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R	—	—	2,027	—	—	—	—	—
Redemptions – Class R	—	—	(77)	—	—	—	—	—
Net Increase – Class R	—	—	2,320	—	—	—	—	—

(a)  Class I shares reflect activity for the period September 27, 2010 (commencement of operations) through December 31, 2010.

(b)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(c)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

*  Rounds to less than $500.

See accompanying notes to financial statements.

86

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011	2010	2011 (c)	2010	2011 (c)		2010
Operations:
Net investment income/(loss)	$(7,972)	$(11,783)	$2,784	$1,806	$1	$—	$(3)		$—
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	209,796	59,672	—	—	(57)	—	6		—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(66,391)	(38,281)	8,878	(1,976)	—	—	—		—
Reimbursement from affiliate (See Note 4)	—	—	—	—	—	—	—		—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(347,748)	283,123	—	—	(135)	—	(86)		—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	(112,603)	123,090	(4,866)	19,741	—	—	—		—
Net Increase/(Decrease) from Operations	(324,918)	415,821	6,796	19,571	(191)	—	(83)		—
Distributions to Shareholders From:
Net investment income – Class A	(7,162)	—	(1,706)	(678)	—	—	(1)		—
Net realized gain – Class A	—	—	—	—	—	—	—	*	—
Net investment income – Class B	(500)	—	(351)	(239)	—	—	—		—
Net realized gain – Class B	—	—	—	—	—	—	—		—
Net investment income – Class C	(672)	—	(405)	(124)	—	—	—	*	—
Net realized gain – Class C	—	—	—	—	—	—	—	*	—
Net investment income – Class I	(141)	—	—	—	—	—	—	*	—
Net realized gain – Class I	—	—	—	—	—	—	—	*	—
Net investment income – Class Z	(22,715)	—	(1,460)	(625)	—	—	(11)		—
Net realized gain – Class Z	—	—	—	—	—	—	(3)		—
Total Distributions to Shareholders	(31,190)	—	(3,922)	(1,666)	—	—	(15)		—
Share Transactions:
Subscriptions – Class A	72,441	115,498	44,385	8,937	351	—	164		—
Distributions reinvested – Class A	6,307	—	1,391	609	—	—	1		—
Net assets of shares issued in connection with Merger – Class A	—	—	—	—	—	—	—		—
Redemptions – Class A	(203,499)	(187,411)	(11,539)	(13,847)	(13)	—	—		—
Net Increase/(Decrease) – Class A	(124,751)	(71,913)	34,237	(4,301)	338	—	165		—
Subscriptions – Class B	73	34	120	4	—	—	—		—
Distributions reinvested – Class B	391	—	261	218	—	—	—		—
Net assets of shares issued in connection with Merger – Class B	—	—	—	—	—	—	—		—
Redemptions – Class B	(37,412)	(30,406)	(18,369)	(8,516)	—	—	—		—
Net Increase/(Decrease) – Class B	(36,948)	(30,372)	(17,988)	(8,294)	—	—	—		—
Subscriptions – Class C	3,603	6,743	15,268	3,195	138	—	5		—
Distributions reinvested – Class C	494	—	313	109	—	—	—	*	—
Net assets of shares issued in connection with Merger – Class C	—	—	—	—	—	—	—		—
Redemptions – Class C	(23,948)	(19,302)	(4,725)	(5,530)	(10)	—	—		—
Net Increase/(Decrease) – Class C	(19,851)	(12,559)	10,856	(2,226)	128	—	5		—
Subscriptions – Class I	12,447	8,577	—	—	5	—	5		—
Distributions reinvested – Class I	141	—	—	—	—	—	—	*	—
Net assets of shares issued in connection with Merger – Class I	—	—	—	—	—	—	—		—
Redemptions – Class I	(8,782)	(931)	—	—	—	—	—		—
Net Increase/(Decrease) – Class I	3,806	7,646	—	—	5	—	5		—
Subscriptions – Class R	—	—	—	—	—	—	—		—
Net assets of shares issued in connection with Merger – Class R	—	—	—	—	—	—	—		—
Redemptions – Class R	—	—	—	—	—	—	—		—
Net Increase – Class R	—	—	—	—	—	—	—		—

See accompanying notes to financial statements.

87

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011 (b)	2010 (a)	2011	2010 (a)	2011	2010 (a)
Subscriptions – Class R5	—	—	3	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R5	—	—	2,232	—	—	—	—	—
Redemptions – Class R5	—	—	— *	—	—	—	—	—
Net Increase – Class R5	—	—	2,235	—	—	—	—	—
Subscriptions – Class Z	2,172,346	2,077,687	965,616	1,216,447	349,841	260,284	45,936	67,172
Distributions reinvested – Class Z	471,639	324,149	91,324	76,344	7,534	—	5,069	1,451
Redemptions – Class Z	(2,515,311)	(1,969,788)	(973,865)	(726,019)	(331,533)	(276,628)	(113,289)	(96,502)
Net Increase/(Decrease) – Class Z	128,674	432,058	83,075	566,772	25,842	(16,344)	(62,284)	(27,879)
Net Increase/(Decrease) from Share Transactions	(160,647)	161,838	364,290	730,556	(49,669)	(9,493)	(71,300)	(35,344)
Redemption Fees	—	—	—	239	—	—	—	10
Increase from regulatory settlements	—	1	108	447	—	—	—	46
Increase from contribution from affiliate	—	—	—	—	—	—	—	—
Total Increase/(Decrease) in Net Assets	(1,762,137)	3,371,561	(708,110)	1,694,325	(140,101)	308,937	(126,284)	41,992
Net Assets:
Beginning of period	18,098,712	14,727,151	6,125,063	4,430,738	1,698,546	1,389,609	452,667	410,675
End of period	$16,336,575	$18,098,712	$5,416,953	$6,125,063	$1,558,445	$1,698,546	$326,383	$452,667
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(32,074)	$(48,598)	$(60,514)	$5,502	$(167)	$(238)	$(5,294)	$(1,132)

(a)  Class I shares reflect activity for the period September 27, 2010 (commencement of operations) through December 31, 2010.

(b)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(c)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

*  Rounds to less than $500.

See accompanying notes to financial statements.

88

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,			Year ended December 31,
(in thousands)	2011	2010 (a)	2011	2010	2011 (c)		2010	2011 (c)		2010
Subscriptions – Class R5	—	—	—	—	—		—	—		—
Net assets of shares issued in connection with Merger – Class R5	—	—	—	—	—		—	—		—
Redemptions – Class R5	—	—	—	—	—		—	—		—
Net Increase – Class R5	—	—	—	—	—		—	—		—
Subscriptions – Class Z	177,362	358,116	42,102	7,895	2,949		—	1,589		—
Distributions reinvested – Class Z	17,488	—	1,165	560	—		—	13		—
Redemptions – Class Z	(653,289)	(328,729)	(14,914)	(18,853)	—	*	—	—	*	—
Net Increase/(Decrease) – Class Z	(458,439)	29,387	28,353	(10,398)	2,949		—	1,602		—
Net Increase/(Decrease) from Share Transactions	(636,183)	(77,811)	55,458	(25,219)	3,420		—	1,777		—
Redemption Fees	—	—	—	—	—		—	—		—
Increase from regulatory settlements	—	—	—	—	—		—	—		—
Increase from contribution from affiliate	57	—	—	—	—		—	—		—
Total Increase/(Decrease) in Net Assets	(992,234)	338,010	58,332	(7,314)	3,229		—	1,679		—
Net Assets:
Beginning of period	2,282,855	1,944,845	131,275	138,589	—		—	—		—
End of period	$1,290,621	$2,282,855	$189,607	$131,275	$3,229		$—	$1,679		$—
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(324)	$(17,217)	$471	$1,479	$(1)		$—	$—	*	$—

See accompanying notes to financial statements.

89

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011 (b)	2010 (a)	2011	2010 (a)	2011	2010 (a)
Subscriptions – Class A	30,309	32,735	7,713	8,744	1,507	2,334	666	746
Shares issued in reinvestment and capital gains – Class A	4,849	3,306	463	325	38	—	78	31
Shares issued in connection with merger – Class A	—	—	5,467	—	—	—	—	—
Less shares redeemed – Class A	(37,725)	(34,053)	(6,592)	(6,188)	(2,879)	(2,521)	(980)	(982)
Net Increase/(Decrease) – Class A	(2,567)	1,988	7,051	2,881	(1,334)	(187)	(236)	(205)
Subscriptions – Class B	21	38	2	1	— *	— *	— *	— *
Shares issued in reinvestment and capital gains – Class B	164	276	12	9	1	—	2	1
Shares issued in connection with merger – Class B	—	—	343	—	—	—	—	—
Less shares redeemed – Class B	(8,046)	(13,126)	(353)	(444)	(267)	(636)	(39)	(62)
Net Increase/(Decrease) – Class B	(7,861)	(12,812)	4	(434)	(266)	(636)	(37)	(61)
Subscriptions – Class C	3,779	3,197	519	700	90	76	36	83
Shares issued in reinvestment and capital gains – Class C	1,086	733	46	19	8	—	8	2
Shares issued in connection with merger – Class C	—	—	703	—	—	—	—	—
Less shares redeemed – Class C	(5,913)	(6,190)	(1,110)	(519)	(231)	(214)	(115)	(138)
Net Increase/(Decrease) – Class C	(1,048)	(2,260)	158	200	(133)	(138)	(71)	(53)
Subscriptions – Class I	639	436	764	1,677	371	1,025	—	— *
Shares issued in reinvestment and capital gains – Class I	25	—	17	— *	1	—	—	—
Shares issued in connection with merger – Class I	—	—	4,062	—	—	—	—	—
Less shares redeemed – Class I	(454)	(51)	(5,004)	(50)	(1,289)	(10)	—	—
Net Increase/(Decrease) – Class I	210	385	(161)	1,627	(917)	1,015	—	— *
Subscriptions – Class R	—	—	10	—	—	—	—	—
Shares issued in connection with merger – Class R	—	—	54	—	—	—	—	—
Less shares redeemed – Class R	—	—	(2)	—	—	—	—	—
Net Increase – Class R	—	—	62	—	—	—	—	—
Subscriptions – Class R5	—	—	— *	—	—	—	—	—
Shares issued in connection with merger – Class R5	—	—	59	—	—	—	—	—
Net Increase – Class R5	—	—	59	—	—	—	—	—
Subscriptions – Class Z	72,817	78,950	24,482	33,971	12,164	10,643	1,655	2,699
Shares issued in reinvestment and capital gains – Class Z	16,442	11,048	2,222	2,239	274	—	192	66
Less shares redeemed – Class Z	(85,040)	(74,926)	(25,537)	(20,195)	(11,564)	(11,173)	(4,157)	(3,845)
Net Increase/(Decrease) – Class Z	4,219	15,072	1,167	16,015	874	(530)	(2,310)	(1,080)
Net Increase/(Decrease) in Shares of Beneficial Interest	(7,047)	2,373	8,340	20,289	(1,776)	(476)	(2,654)	(1,399)

(a)  Class I shares reflect activity for the period September 27, 2010 (commencement of operations) through December 31, 2010.

(b)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(c)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

90

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011	2010	2011 (c)	2010	2011 (c)		2010
Subscriptions – Class A	2,804	4,815	3,467	765	37	—	16		—
Shares issued in reinvestment and capital gains – Class A	242	—	109	56	—	—	—	*	—
Shares issued in connection with merger – Class A	—	—	—	—	—	—	—		—
Less shares redeemed – Class A	(8,092)	(7,851)	(898)	(1,223)	(1)	—	—		—
Net Increase/(Decrease) – Class A	(5,046)	(3,036)	2,678	(402)	36	—	16		—
Subscriptions – Class B	3	2	10	— *	—	—	—		—
Shares issued in reinvestment and capital gains – Class B	16	—	20	21	—	—	—		—
Shares issued in connection with merger – Class B	—	—	—	—	—	—	—		—
Less shares redeemed – Class B	(1,569)	(1,342)	(1,427)	(744)	—	—	—		—
Net Increase/(Decrease) – Class B	(1,550)	(1,340)	(1,397)	(723)	—	—	—		—
Subscriptions – Class C	145	299	1,196	275	15	—	1		—
Shares issued in reinvestment and capital gains – Class C	21	—	24	10	—	—	—	*	—
Shares issued in connection with merger – Class C	—	—	—	—	—	—	—		—
Less shares redeemed – Class C	(1,011)	(870)	(368)	(485)	(1)	—	—		—
Net Increase/(Decrease) – Class C	(845)	(571)	852	(200)	14	—	1		—
Subscriptions – Class I	520	305	—	—	1	—	1		—
Shares issued in reinvestment and capital gains – Class I	5	—	—	—	—	—	—	*	—
Shares issued in connection with merger – Class I	—	—	—	—	—	—	—		—
Less shares redeemed – Class I	(335)	(32)	—	—	—	—	—		—
Net Increase/(Decrease) – Class I	190	273	—	—	1	—	1		—
Subscriptions – Class R	—	—	—	—	—	—	—		—
Shares issued in connection with merger – Class R	—	—	—	—	—	—	—		—
Less shares redeemed – Class R	—	—	—	—	—	—	—		—
Net Increase – Class R	—	—	—	—	—	—	—		—
Subscriptions – Class R5	—	—	—	—	—	—	—		—
Shares issued in connection with merger – Class R5	—	—	—	—	—	—	—		—
Net Increase – Class R5	—	—	—	—	—	—	—		—
Subscriptions – Class Z	6,576	14,221	3,338	697	298	—	159		—
Shares issued in reinvestment and capital gains – Class Z	654	—	92	51	—	—	2		—
Less shares redeemed – Class Z	(25,141)	(13,400)	(1,192)	(1,710)	— *	—	—	*	—
Net Increase/(Decrease) – Class Z	(17,911)	821	2,238	(962)	298	—	161		—
Net Increase/(Decrease) in Shares of Beneficial Interest	(25,162)	(3,853)	4,371	(2,287)	349	—	179		—

See accompanying notes to financial statements.

91

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$30.19	$24.68	$17.71	$29.61	$29.71
Income from Investment Operations
Net investment income (a)	(0.01)	0.02	0.04	0.06	0.15	(b)
Net realized and unrealized gain/(loss)	(1.34)	6.37	6.98	(11.29)	2.17
Total from Investment Operations	(1.35)	6.39	7.02	(11.23)	2.32
Less Distributions to Shareholders
From net investment income	(0.09)	(0.04)	(0.05)	(0.01)	(0.12)
From net realized gains	(1.19)	(0.84)	—	(0.66)	(2.30)
Total Distributions to Shareholders	(1.28)	(0.88)	(0.05)	(0.67)	(2.42)
Increase from regulatory settlements	—	0.00 (c)	0.00 (c)	—	—
Net Asset Value, End of Period	$27.56	$30.19	$24.68	$17.71	$29.61
Total Return (d)	(4.61)%	26.00%	39.65%	(38.55)%	7.69	%(e)(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	0.76%	0.76%	0.77%	0.76%	0.74%
Net investment income (g)	(0.03)%	0.09%	0.18%	0.26%	0.46%
Waiver/Reimbursement	—	—	—	—	0.00	%(h)
Portfolio turnover rate	18%	28%	27%	21%	20%
Net assets at end of period (in millions)	$12,285	$13,330	$10,527	$7,446	$13,038

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Acorn International

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$40.92		$34.26	$23.13	$43.60	$40.31
Income from Investment Operations
Net investment income (a)	0.48		0.35	0.34	0.60	0.43
Net realized and unrealized gain/(loss)	(6.07)		7.23	11.31	(20.26)	6.56
Reimbursement from affiliate	0.00	(b)	—	—	—	—
Total from Investment Operations	(5.59)		7.58	11.65	(19.66)	6.99
Less Distributions to Shareholders
From net investment income	(1.02)		(0.92)	(0.53)	(0.21)	(0.34)
From net realized gains	—		—	—	(0.60)	(3.36)
Total Distributions to Shareholders	(1.02)		(0.92)	(0.53)	(0.81)	(3.70)
Redemption Fees
Redemption fees added to paid in capital (a)	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Increase from regulatory settlements	0.00	(b)	0.00 (b)	0.01	—	—
Net Asset Value, End of Period	$34.31		$40.92	$34.26	$23.13	$43.60
Total Return (c)	(14.06	)%(d)	22.70%	50.97%	(45.89)%	17.28	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	0.95%		0.97%	0.99%	0.96%	0.91%
Net investment income (f)	1.24%		0.99%	1.23%	1.72%	0.96%
Waiver/Reimbursement	—		—	—	—	0.00	%(g)
Portfolio turnover rate	32%		25%	31%	38%	28%
Net assets at end of period (in millions)	$4,323		$5,108	$3,728	$2,372	$4,918

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement, total return would have been lower by less than 0.01%.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

92

Columbia Acorn USA

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.56	$23.19	$16.39	$27.97	$28.66
Income from Investment Operations
Net investment loss (a)	(0.14)	(0.08)	(0.07)	(0.07)	(0.01	)(b)
Net realized and unrealized gain/(loss)	(1.27)	5.45	6.87	(10.55)	1.03
Total from Investment Operations	(1.41)	5.37	6.80	(10.62)	1.02
Less Distributions to Shareholders
From net realized gains	(0.17)	—	—	(0.96)	(1.71)
Total Distributions to Shareholders	(0.17)	—	—	(0.96)	(1.71)
Increase from regulatory settlements	—	—	0.00 (c)	—	—
Net Asset Value, End of Period	$26.98	$28.56	$23.19	$16.39	$27.97
Total Return (d)	(4.95)%	23.16%	41.49%	(39.22)%	3.46	%(e)(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.00%	1.01%	1.03%	1.01%	0.98%
Net investment loss (g)	(0.48)%	(0.34)%	(0.36)%	(0.32)%	(0.03)%
Waiver/Reimbursement	—	—	—	—	0.00	%(h)
Portfolio turnover rate	20%	32%	28%	23%	21%
Net assets at end of period (in millions)	$1,356	$1,410	$1,158	$758	$1,214

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Acorn International Select

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.33	$23.64	$18.19	$32.02	$27.97
Income from Investment Operations
Net investment income (a)	0.29	0.18	0.17	0.28	0.14	(b)
Net realized and unrealized gain/(loss)	(2.98)	4.89	5.50	(13.53)	5.96
Total from Investment Operations	(2.69)	5.07	5.67	(13.25)	6.10
Less Distributions to Shareholders
From net investment income	(0.79)	(0.38)	(0.24)	(0.04)	(0.28)
From net realized gains	(0.39)	—	—	(0.54)	(1.77)
Total Distributions to Shareholders	(1.18)	(0.38)	(0.24)	(0.58)	(2.05)
Redemption Fees
Redemption fees added to paid in capital (a)	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
Increase from regulatory settlements	—	0.00 (c)	0.02	—	—
Net Asset Value, End of Period	$24.46	$28.33	$23.64	$18.19	$32.02
Total Return (d)	(9.76)%	21.89%	31.52%	(42.10)%	21.86	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.14%	1.16%	1.20%	1.21%	1.18%
Net investment income (f)	1.03%	0.75%	0.84%	1.09%	0.44%
Waiver/Reimbursement	—	—	—	—	0.00	%(g)
Portfolio turnover rate	44%	42%	56%	68%	57%
Net assets at end of period (in millions)	$260	$366	$331	$186	$204

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

See accompanying notes to financial statements.

93

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn Select

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008		2007
Net Asset Value, Beginning of Period	$28.73		$23.38	$14.07	$28.41		$26.59
Income from Investment Operations
Net investment loss (a)	(0.07)		(0.10)	(0.08)	(0.12)		(0.07)
Net realized and unrealized gain/(loss)	(4.58)		5.45	9.39	(13.53)		2.53
Total from Investment Operations	(4.65)		5.35	9.31	(13.65)		2.46
Less Distributions to Shareholders
From net investment income	(0.46)		—	—	—		—
From net realized gains	—		—	—	(0.69)		(0.64)
Total Distributions to Shareholders	(0.46)		—	—	(0.69)		(0.64)
Reimbursement from affiliate	0.00	(b)	—	—	—		—
Net Asset Value, End of Period	$23.62		$28.73	$23.38	$14.07		$28.41
Total Return (c)	(16.37	)%(d)	22.88%	66.17%	(49.18	)%(e)	9.20	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	0.97%		0.97%	0.99%	0.95%		0.91%
Net investment loss (g)	(0.28)%		(0.41)%	(0.47)%	(0.51)%		(0.24)%
Waiver/Reimbursement	—		—	—	—		0.00	%(h)
Portfolio turnover rate	21%		28%	19%	28%		14%
Net assets at end of period (in millions)	$850		$1,549	$1,241	$780		$1,571

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  During the year ended December 31, 2001, the Fund received a reimbursement by an affiliate. Had the Fund not received this payment, the total return would have been lower by 0.01%.

(e)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(f)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Columbia Thermostat Fund

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.44	$10.80	$8.19	$12.26	$12.57
Income from Investment Operations
Net investment income (a)	0.31	0.21	0.13	0.24	0.52
Net realized and unrealized gain/(loss)	0.29	1.66	2.51	(3.96)	0.53
Total from Investment Operations	0.60	1.87	2.64	(3.72)	1.05
Less Distributions to Shareholders
From net investment income	(0.37)	(0.23)	(0.03)	(0.28)	(0.57)
From net realized gains	—	—	—	(0.07)	(0.79)
Total Distributions to Shareholders	(0.37)	(0.23)	(0.03)	(0.35)	(1.36)
Net Asset Value, End of Period	$12.67	$12.44	$10.80	$8.19	$12.26
Total Return (b)(c)	4.85%	17.58%	32.29%	(30.53)%	8.49%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	0.25%	0.25%	0.25%	0.25%	0.25%
Net investment income (e)	2.43%	1.87%	1.48%	2.23%	4.05%
Waiver/Reimbursement	0.09%	0.12%	0.14%	0.08%	0.15%
Portfolio turnover rate	130%	118%	17%	130%	128%
Net assets at end of period (in millions)	$65	$36	$42	$35	$36

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the affiliated funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

94

Columbia Acorn Emerging Markets Fund

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment income (b)	0.01
Net realized and unrealized loss	(0.73)
Total from Investment Operations	(0.72)
Net Asset Value, End of Period	$9.28
Total Return (c)(d)	(7.20)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.46%
Net investment income (e)	0.15%
Waiver/Reimbursement	18.06%
Portfolio turnover rate (d)	9%
Net assets at end of period (in millions)	$3

(a)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Not annualized.

(e)  Annualized.

Columbia Acorn European Fund

Class Z Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment loss (b)	(0.02)
Net realized and unrealized loss	(0.46)
Total from Investment Operations	(0.48)
Less Distributions to Shareholders
From net investment income	(0.06)
From net realized gains	(0.02)
Total Distributions to Shareholders	(0.08)
Net Asset Value, End of Period	$9.44
Total Return (c)(d)	(4.78)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.37%
Net investment loss (e)	(0.52)%
Waiver/Reimbursement	28.89%
Portfolio turnover rate (c)	17%
Net assets at end of period (in millions)	$2

(a)  Class Z shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Not annualized.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Annualized.

See accompanying notes to financial statements.

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Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund commenced operations on August 19, 2011.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds," under normal circumstances the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Adviser). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class B, Class C, Class I and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R5 and Class Z shares. Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund each currently offers Class A, Class C, Class I and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C and Class Z shares. Effective February 29, 2008, the Funds no longer accept investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Acorn Family of Funds.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 18 months of purchase.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I shares are offered at net asset value. There are certain restrictions on who may purchase Class I shares.

Class R and Class R5 shares are offered at net asset value. There are certain restrictions on who may purchase Class R and Class R5 shares. Class R and Class R5 shares commenced operations on August 15, 2011.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

The financial highlights for the Fund's Class A, Class B, Class C, Class I, Class R and Class R5 shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the

96

portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the latest bid quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Derivative Instruments

Columbia Acorn International and Columbia Acorn International Select invest in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Funds may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements, which may expose the Funds to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

>Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. Columbia Acorn International and Columbia Acorn International Select utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Each Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. The risks of forward foreign currency

97

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International and Columbia Acorn International Select including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on the Funds' operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

During the year ended December 31, 2011, Columbia Acorn International entered into 104 forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International's derivative Instruments as of December 31, 2011.

  Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$4,539	Unrealized depreciation on forward foreign currency exchange contracts	$—

The effect of derivative instruments on Columbia Acorn International's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$7,872	$(6,748)

During the year ended December 31, 2011, Columbia Acorn International Select entered into four forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International Select's derivative Instruments as of December 31, 2011.

  Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$948

The effect of derivative instruments on Columbia Acorn International Select's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$1,262	$(948)

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of

98

the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the lending agent, and net of any borrower rebates. The Adviser does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned as of December 31, 2011 by each Fund is included in the Statements of Operations.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to Shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

>Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is

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convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, capital loss carryforwards, distribution reclassifications, non-deductible organizational costs, proceeds from litigation settlements, short-term capital gain distributions from investments in mutual funds, foreign currency transactions, passive foreign investment company (PFIC) holdings and former PFIC holdings were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-in Capital
(in thousands)
Columbia Acorn Fund	$82,288	$(31,818)	$(50,470)
Columbia Acorn International	34,709	50,375	(85,084)
Columbia Acorn USA	9,454	—	(9,454)
Columbia Acorn International Select	2,505	(2,505)	—
Columbia Acorn Select	56,056	(20,699)	(35,357)
Columbia Thermostat Fund	130	(130)	—
Columbia Acorn Emerging Markets Fund	(2)	3	(1)
Columbia Acorn European Fund	15	(14)	(1)

Net investment income (loss) and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	December 31, 2011		December 31, 2010
Fund	Ordinary Income*	Long-term Capital Gains	Ordinary Income*	Long-term Capital Gains
(in thousands)
Columbia Acorn Fund	$38,838	$707,353	$21,020	$496,293
Columbia Acorn International	157,072	—	122,919	—
Columbia Acorn USA	—	9,831	—	—
Columbia Acorn International Select	10,288	5,504	6,107	—
Columbia Acorn Select	31,148	42	—	—
Columbia Thermostat Fund	3,922	—	1,666	—
Columbia Acorn Emerging Markets Fund	—	—	N/A	N/A
Columbia Acorn European Fund	15	—	N/A	N/A

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation (Depreciation)
(in thousands)
Columbia Acorn Fund	$—	$255,805	$4,943,887
Columbia Acorn International	27,270	—	553,374
Columbia Acorn USA	—	5,790	401,645
Columbia Acorn International Select	—	4,603	28,246
Columbia Acorn Select	—	26,965	166,244
Columbia Thermostat Fund	490	—	13,265
Columbia Acorn Emerging Markets Fund	1	—	(136)
Columbia Acorn European Fund	2	—	(91)

* The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, PFIC adjustments and former PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2011, may be available to reduce taxable

100

income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2015	2016	2017	2018	Unlimited	Total
(in thousands)
Columbia Acorn International	$15,640	$82,683	$189,008	$—	$—	$287,331
Columbia Thermostat Fund	—	—	17,733	2,955	—	20,688
Columbia Acorn Emerging Markets Fund	—	—	—	—	11	11

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards that were utilized and expired for the Funds during the year ended December 31, 2011, were as follows:

	Utilized	Expired
(in thousands)
Columbia Acorn International	$211,304	$82,542
Columbia Acorn USA	28,408	—
Columbia Acorn International Select	36,610	—
Columbia Acorn Select	119,037	—
Columbia Thermostat Fund	9,197	—

Columbia Acorn International acquired capital loss carryforwards in connection with the merger with RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund of $121,174,098 and $73,618,287, respectively (Note 8). In addition to the acquired capital loss carryforwards, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforwards may be limited by the Internal Revenue Code. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to the provisions under the Internal Revenue Code are included as being expired.

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2011, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2012:

Fund	Late-year ordinary losses	Post-October capital losses
(in thousands)
Columbia Acorn Fund	$9,350	$50,163
Columbia Acorn International	—	12,775
Columbia Acorn USA	—	3,057
Columbia Acorn International Select	2,622	3,120
Columbia Acorn Select	107	3,172
Columbia Acorn Emerging Markets Fund	—	42
Columbia Acorn European Fund	2	7

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

Columbia Wanger Asset Management (CWAM) is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

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Notes to Financial Statements, continued

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

For the year ended December 31, 2011, the effective investment advisory fee rate were as follows:

Fund
Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.25%
Columbia Acorn European Fund	1.19%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding annually the average daily net assets of the Funds as follows:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2012. There is no guarantee that this arrangement will continue thereafter.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund through April 30, 2013, so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with each Fund's investment in other investment companies, if any, do not exceed the following annual rates based on each Fund's average daily net assets:

Fund	Class Z
Columbia Acorn Emerging Markets Fund	1.60%
Columbia Acorn European Fund	1.50%

There is no guarantee that these arrangements will continue after April 30, 2013.

CWAM may recoup any fees waived and/or expenses reimbursed with respect to any share class of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one-year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Funds' ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Funds' investment in other investment companies, if any) to exceed the annual expense limitations above, or to exceed such annual expense limitations as may be in place at the time of the recoupment, whichever is less.

Effective August 15, 2011, CWAM and its affiliates have contractually agreed to waive a portion of total annual Fund

102

operating expenses incurred by Class A shares, Class B shares and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively through August 14, 2013. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM and its affiliates for the year ended December 31, 2011, were as follows:

Fund	Expenses reimbursed
(in thousands)
Columbia Acorn International	$159
Columbia Thermostat Fund	$216
Columbia Acorn Emerging Markets Fund	$217
Columbia Acorn European Fund	$218

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2011, the effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.

Columbia Management Investment Distributors, Inc. (CMID), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R5 and Class Z shares.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. For its services, each Fund pays CMIS a monthly fee at the annual rate of $17.00 per open account. CMIS also receives reimbursement from the Funds for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

In connection with the acquisition that closed August 15, 2011, Columbia Acorn International assumed the assets and obligations of RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund (See Note 8), which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease (including the payment of rent (the Guaranty)) entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Global Smaller Companies Fund and Seligman International Growth Fund, which were acquired by RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund, respectively, in previous years. The lease and the Guaranty expire in January 2019. At December 31, 2011, Columbia Acorn International's total potential future obligation over the life of the Guaranty was $140,903. The liability remaining at December 31, 2011 for non-recurring charges associated with the lease amounted to $97,731 and is included within other accrued expenses in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding

103

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Notes to Financial Statements, continued

voting shares. On December 31, 2011, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 35, 36, 47, 56, 57, 68 and 69, respectively.

For the year ended December 31, 2011, the Funds engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$24,382	$—
Columbia Acorn International	35,187	—
Columbia Acorn USA	578	—
Columbia Acorn International Select	213	—
Columbia Acorn Select	—	23,766
Columbia Acorn European Fund	53	10

During the year ended December 31, 2011, Columbia Management reimbursed Columbia Acorn International $174,055 for a loss on a trading error.

During the year ended December 31, 2011, Columbia Acorn Select Class Z shares received a payment of $56,666 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from contribution from affiliate" on the Statement of Changes in Net Assets.

5.  Borrowing Arrangements

Effective July 22, 2011, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.10% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statement of Operations. The Trust enters into this line of credit for one year durations.

Prior to July 22, 2011, the Trust participated in a $150 million credit facility with State Street Bank and Trust Company (State Street) under similar lending terms. The commitment fee under the State Street arrangement was 0.125% per annum of the unutilized line of credit.

No amounts were borrowed by the Fund under either facility during the year ended December 31, 2011.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2011, were:

	Purchases	Proceeds from Sales
(in thousands)
Columbia Acorn Fund	$3,205,101	$4,069,128
Columbia Acorn International	2,350,871	1,899,789
Columbia Acorn USA	343,125	407,720
Columbia Acorn International Select	169,127	246,489
Columbia Acorn Select	386,396	951,396
Columbia Thermostat Fund	235,550	186,041
Columbia Acorn Emerging Markets Fund	3,285	234
Columbia Acorn European Fund	1,983	264

7.  Regulatory Settlements with Third Parties

During the year ended December 31, 2011, Columbia Acorn International received payments of $107,617 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

During the year ended December 31, 2010, Columbia Acorn International and Columbia Acorn International Select received payments totaling $446,565 and $46,265, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

8.  Fund Merger

On August 15, 2011, Columbia Acorn International acquired the assets and assumed the identified liabilities of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund, both a series of RiverSource International Managers Series, Inc., which were sub-advised by CWAM. The reorganization was completed after shareholders approved the plan on May 11, 2011. The purpose

104

of the transaction was to combine funds managed by CWAM with comparable investment objectives and strategies.

The aggregate net assets of Columbia Acorn International immediately before the acquisitions were $5,887,634,436 and the combined net assets immediately after the acquisitions were $6,287,891,195.

The merger was accomplished by a tax-free exchange of 48,230,699 shares of RiverSource Partners International Select Growth valued at $311,482,971 (including $29,840,736 of unrealized appreciation) and 15,801,504 shares of RiverSource Partners International Small Cap Fund valued at $88,773,788 (including $6,322,097 of unrealized appreciation).

In exchange for RiverSource Partners International Select Growth and RiverSource Partners International Small Cap Fund shares, Columbia Acorn International issued the following number of shares:

	RiverSource Partners International Select Growth Fund	RiverSource Partners International Small Cap Fund
Class A	3,800,227	1,666,707
Class B	267,259	75,499
Class C	183,761	518,779
Class I	4,010,380	51,634
Class R	35,341	48,348
Class R5	5,711	23,983

For financial reporting purposes, net assets received and shares issued by Columbia Acorn International Fund were recorded at fair value; however, RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Acorn International for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Columbia Acorn International's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011 would have been approximately $76.7 million, $260.0 million, $(1,274.8) million and $(938.1) million, respectively.

9.  Shareholder Concentration

At December 31, 2011, one unaffiliated shareholder account owned 18.0% of the outstanding shares of Columbia Acorn International; three unaffiliated shareholder accounts owned 47.3% of the outstanding shares of Columbia Acorn USA; one unaffiliated shareholder account owned 45.2% of the outstanding shares of Columbia Acorn International Select; two unaffiliated shareholder accounts owned 26.2% of the outstanding shares of Columbia Acorn Select; one unaffiliated shareholder account owned 15.7% of the outstanding shares of Columbia Thermostat Fund. Affiliated shareholder accounts owned 28.9% of the outstanding shares of Columbia Acorn Emerging Markets Fund and 66.3% of the outstanding shares of Columbia Acorn European Fund. The Funds have no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

10.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

11.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for

105

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

106

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund, and Columbia Acorn European Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2011, the results of their operations, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 17, 2012

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Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (Unaudited) — Class A, B, C, I, R, R5 and Z shares

Columbia Acorn Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $818,375, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2011 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Acorn International

Foreign taxes paid during the fiscal year ended December 31, 2011 of $10,332 are being passed through to shareholders. This represents $0.07 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $143,798 ($0.91 per share) for the fiscal year ended December 31, 2011.

For non-corporate shareholders, 34.72% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Acorn USA

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $16,402, or, if subsequently determined to be different, the net capital gain of such year.

Columbia Acorn International Select

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011 $10,612, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended December 31, 2011, of $518 are being passed through to shareholders. This represents $0.04 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $9,719 ($0.73 per share) for the fiscal year ended December 31, 2011.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Acorn Select

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $28,357, or, if subsequently determined to be different, the net capital gain of such year.

30.25% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2011 qualified for the corporate dividends received deduction.

For non-corporate shareholders 32.41% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Thermostat Fund

53.13% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2011 qualified for the corporate dividends received deduction.

For non-corporate shareholders, 54.67% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Acorn Emerging Markets Fund

Foreign taxes paid during the fiscal year ended December 31, 2011, of $1 are being passed through to shareholders. This represents $0.001 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $16 ($0.05 per share) for the fiscal year ended December 31, 2011.

Columbia Acorn European Fund

Foreign taxes paid during the fiscal year ended December 31, 2011, of $1 are being passed through to shareholders. This represents $0.003 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $6 ($0.03 per share) for the fiscal year ended December 31, 2011.

For non-corporate shareholders 36.58% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

108

Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:

Laura M. Born, 46, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Wanger Advisors Trust

Michelle L. Collins, 51, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	12	Wanger Advisors Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) until October 2007.

Maureen M. Culhane, 63, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Wanger Advisors Trust

Margaret M. Eisen, 58, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Wanger Advisors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.

John C. Heaton, 52, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; James H. Lorie Professor of Finance, University of Chicago Booth School of Business July 2000 – July 2006; financial consultant since 2004.	12	Wanger Advisors Trust

Steven N. Kaplan, 52, Trustee and Vice Chair	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

Allan B. Muchin, 75, Trustee(1)	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	12	Wanger Advisors Trust

David J. Rudis, 58, Trustee(2)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	Wanger Advisors Trust

David B. Small, 55, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Wanger Advisors Trust

Trustees who are interested persons of Columbia Acorn Trust:

Charles P. McQuaid, 58, Trustee and President(3)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Wanger Advisors Trust

109

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustee Emeritus

Ralph Wanger, 77, Trustee Emeritus(4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Wanger Advisors Trust

Officers of Columbia Acorn Trust:

Ben Andrews, 45, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None

Robert A. Chalupnik, 45, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 1998. Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None

Michael G. Clarke, 42, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None

Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	12	None

P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors since 1999.	12	None

Fritz Kaegi, 40, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2004. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

John Kunka, 41, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment adviser), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	12	None

Stephen Kusmierczak, 44, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2001. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Joseph C. LaPalm, 42, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	12	None

Bruce H. Lauer, 54, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None

110

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

Louis J. Mendes III, 47, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None

Robert A. Mohn, 50, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and analyst, CWAM or its predecessors since August 1992.	12	None

Christopher J. Olson, 47, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	12	None

Scott R. Plummer, 52, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, legacy RiverSource Funds since December 2006; Senior Vice President, Assistant Secretary and Chief Legal Officer, Columbia Funds since May 2010.	12	None

Christopher O. Petersen, 42, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of legacy RiverSource Funds since January 2007.	12	None

Robert P. Scales, 59, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None

Andreas Waldburg-Wolfegg, 45, Vice President	2011	Portfolio Manager and analyst of CWAM since 2002. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011	12	None

Linda Roth-Wiszowaty, 42, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Muchin retired at the end of calendar year 2011.

(2)  Prior to December 31, 2011, Mr. Rudis was considered an "interested person" of Columbia Acorn Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive. The Order expired with respect to Columbia Acorn Trust on December 31, 2011.

(3)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(4)  As permitted under the Columbia Acorn Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

111

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112

Columbia Acorn Family of Funds

Fourth Quarter Class Z Share Information (Unaudited)

Minimum Initial Investment in all Funds:	$0 to $2,000, available only to certain eligible investors
Exchange Fee:	None

Columbia Acorn Fund	ACRNX
Management Fee	0.64%
12b-1 Fee	None
Other Expenses	0.12%
Net Expense Ratio	0.76%
Columbia Acorn International	ACINX
Management Fee	0.76%
12b-1 Fee	None
Other Expenses	0.18%
Net Expense Ratio	0.94%
Columbia Acorn USA	AUSAX
Management Fee	0.86%
12b-1 Fee	None
Other Expenses	0.14%
Net Expense Ratio	1.00%
Columbia Acorn International Select	ACFFX
Management Fee	0.94%
12b-1 Fee	None
Other Expenses	0.20%
Net Expense Ratio	1.14%
Columbia Acorn Select	ACTWX
Management Fee	0.82%
12b-1 Fee	None
Other Expenses	0.15%
Net Expense Ratio	0.97%
Columbia Thermostat Fund	COTZX
Management Fee	0.10%
12b-1 Fee	None
Other Expenses	0.15%*
Net Expense Ratio	0.25%*
Columbia Acorn Emerging Markets Fund	CEFZX
Management Fee	1.25%
12b-1 Fee	None
Other Expenses	0.21%
Net Expense Ratio	1.46%
Columbia Acorn European Fund	CAEZX
Management Fee	1.19%
12b-1 Fee	None
Other Expenses	0.18%
Net Expense Ratio	1.37%

    Fees and expenses are for the year ended December 31, 2011. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of the Funds as follows:

Fund	Class Z
Columbia Acorn International Select	1.45%
Columbia Acorn Select	1.35%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice. Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2012. There is no guarantee that this arrangement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund also include the effect of fee waivers/reimbursements. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn Emerging Markets Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rate of 1.60% of the Fund's average daily net assets attributable to Class Z shares, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn European Fund so that its ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rate of 1.50% of the Fund's average daily net assets attributable to Class Z shares, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

  *  Does not include estimated fees and expenses of 0.65% incurred by the Fund from the underlying portfolio funds in which it invests.

113

Columbia Acorn Family of Funds

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

114

Columbia Management®

Columbia Acorn Family of Funds
Class Z Shares

Annual Report, December 31, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P. O. Box 8081 Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1561 C (2/12) 132571

Q4 2011
Columbia Acorn Family of Funds

Class A, B, C, I, R and R5 Shares

Managed by Columbia Wanger Asset Management, LLC

Annual Report

December 31, 2011

■  Columbia
Acorn® Fund

■  Columbia
Acorn International®

■  Columbia
Acorn USA®

■  Columbia
Acorn International SelectSM

■  Columbia
Acorn SelectSM

■  Columbia
Thermostat FundSM

■  Columbia
Acorn Emerging Markets FundSM

■  Columbia
Acorn European FundSM

Not FDIC insured • No bank guarantee • May lose value

The views expressed in the "Chattering Squirrels" and "In a Nutshell" commentaries reflect the current views of the respective authors. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective authors disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied upon as an indication of trading intent on behalf of any particular Columbia Acorn Fund. References to specific company's securities should not be construed as a recommendation or investment advice and there can be no assurance that as of the date of publication of this report, the securities mentioned in each Fund's portfolio are still held or that the securities sold have not been repurchased.

Acorn®, Acorn USA® and Acorn International® are service marks owned and registered by Columbia Acorn Trust. ColumbiaSM, Columbia Management®, and the Columbia Management Logo® are service marks owned and/or registered by Ameriprise Financial, Inc.

Letter to Shareholders from the
Columbia Acorn Board of Trustees

Stewardship and Growth

Fellow Shareholders:

Last June, I was elected the independent Chair of the Columbia Acorn Trust Board of Trustees. I am honored to continue a long and distinguished tradition of stewardship and advocacy for our shareholders. Stewardship is defined as the careful and responsible management of those things entrusted to one's care. While Trustees cannot influence the volatility of markets, they can maintain standards of excellence in stewardship and take steps to foster the continued vitality of the adviser that manages the Funds' investments, Columbia Wanger Asset Management (CWAM). I am pleased to report that your Board has worked hard towards both this year.

Stewardship requires that we maintain our independence. It also requires that we promote a culture at CWAM that places investment results ahead of all other considerations, that retains and motivates talented individuals, and that continues to employ the investment philosophy established by Ralph Wanger over 40 years ago. Our Board is composed entirely of Trustees who are independent of CWAM, with the exception of Chuck McQuaid, CWAM's Chief Investment Officer.1 The CWAM team serves our shareholders under the ownership of Columbia Management Investment Advisors, LLC (Columbia Management), a subsidiary of Ameriprise Financial, Inc. The Board has taken the steps necessary to ensure CWAM's autonomy in managing the Acorn Funds, while securing the advantages of the larger Ameriprise organization. On February 15, 2012, the president of Columbia Management, to whom CWAM reported, resigned. Columbia Management has assured the Board that this departure will not impact CWAM's independence.

One important signpost for stewardship is the willingness to have "skin in the game." All of our Trustees are investors in the Acorn Funds. Moreover, your portfolio managers have significant personal investments in the Acorn Funds and CWAM continues to compensate its professionals using incentives that reward investment performance. At present, five CWAM portfolio managers each have over $1 million of their own money invested in the Funds they manage. These five Funds represent approximately 85% of the assets currently under management at CWAM. As a result, your portfolio managers are motivated to achieve outstanding investment results for you.

For the first time since 2002, the Board approved the launch of two new Acorn Funds: Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. Both Funds are managed by experienced professionals who have established track records as CWAM analysts, and both invest using the "growth at a reasonable price" philosophy that guides the other Acorn Funds. The new Funds were primarily seeded with the personal investments of their portfolio managers and other CWAM professionals. The launch of these Funds demonstrates the Board's commitment to encouraging growth through developing and retaining investment talent while maintaining our investment principles and furthering the stewardship values that protect our shareholders. We are confident that these two new Funds will be outstanding additions to the Acorn Fund family.

Thank you for your continued confidence in the Acorn Funds.

Laura M. Born
Independent Chair of the Board of Trustees
Columbia Acorn Trust

1  Mr. David Rudis became a disinterested Trustee on January 1, 2012. Ralph Wanger, CWAM's founder, serves as non-voting Trustee Emeritus.

Columbia Acorn Family of Funds

Table of Contents

Year-End Distributions	1
Fund Net Asset Values	1
Share Class Performance	2
Fund Performance vs. Benchmark	3
Descriptions of Indexes	4
Squirrel Chatter: Vaccines, Medicine's Greatest Lifesaver	5
Understanding Your Expenses	9
Columbia Acorn Fund
In a Nutshell	12
At a Glance	13
Major Portfolio Changes	28
Statement of Investments	30
Columbia Acorn International
In a Nutshell	14
At a Glance	15
Major Portfolio Changes	43
Statement of Investments	45
Portfolio Diversification	54
Columbia Acorn USA
In a Nutshell	16
At a Glance	17
Major Portfolio Changes	55
Statement of Investments	56
Columbia Acorn International Select
In a Nutshell	18
At a Glance	19
Major Portfolio Changes	63
Statement of Investments	64
Portfolio Diversification	68
Columbia Acorn Select
In a Nutshell	20
At a Glance	21
Major Portfolio Changes	69
Statement of Investments	70
Columbia Thermostat Fund
In a Nutshell	22
At a Glance	23
Statement of Investments	75
Columbia Acorn Emerging Markets Fund
In a Nutshell	24
At a Glance	25
Major Portfolio Changes	76
Statement of Investments	77
Portfolio Diversification	80
Columbia Acorn European Fund
In a Nutshell	26
At a Glance	27
Major Portfolio Changes	81
Statement of Investments	82
Portfolio Diversification	85
Columbia Acorn Family of Funds
Statements of Assets and Liabilities	86
Statements of Operations	88
Statements of Changes in Net Assets	90
Financial Highlights	96
Notes to Financial Statements	112
Report of Independent Registered Public Accounting Firm	123
Federal Income Tax Information	124
Board of Trustees and Management of Columbia Acorn Funds	125
Columbia Acorn Family of Funds Information	128

Columbia Acorn Family of Funds

2011 Year-End Distributions

The following table details the year-end distributions for the Columbia Acorn Funds. For all Funds except Columbia Thermostat Fund, the record date was December 6, 2011, and the ex-dividend and payable date was December 7, 2011. For Columbia Thermostat Fund, the record date was December 21, 2011, and the ex-dividend and payable date was December 22, 2011.

	Short-term Capital Gains	Long-term Capital Gains	Ordinary Income	Reinvestment Price
Columbia Acorn Fund Class A	None	$0.88962	None	$27.04
Columbia Acorn Fund Class B	None	$0.88962	None	$24.84
Columbia Acorn Fund Class C	None	$0.88962	None	$24.57
Columbia Acorn Fund Class I	None	$0.88962	None	$27.99
Columbia Acorn International Class A, B, C, I, R and R5	None	None	None	N/A
Columbia Acorn USA Class A	None	$0.16883	None	$26.39
Columbia Acorn USA Class B	None	$0.16883	None	$24.35
Columbia Acorn USA Class C	None	$0.16883	None	$24.14
Columbia Acorn USA Class I	None	$0.16883	None	$27.46
Columbia Acorn International Select Class A	None	$0.39302	$0.27134	$24.91
Columbia Acorn International Select Class B	None	$0.39302	$0.09046	$23.89
Columbia Acorn International Select Class C	None	$0.39302	$0.05151	$23.80
Columbia Acorn International Select Class I	None	$0.39302	$0.40490	$25.10
Columbia Acorn Select Class A, B, C and I	None	None	None	N/A
Columbia Thermostat Fund Class A	None	None	$0.18136	$12.75
Columbia Thermostat Fund Class B	None	None	$0.11752	$12.84
Columbia Thermostat Fund Class C	None	None	$0.08560	$12.84
Columbia Acorn Emerging Markets Class A, C and I	None	None	None	N/A
Columbia Acorn European Class A	$0.01544	None	$0.05931	$9.67
Columbia Acorn European Class C	$0.01544	None	$0.03142	$9.68
Columbia Acorn European Class I	$0.01544	None	$0.07568	$9.67

Net Asset Value Per Share as of 12/31/11

	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund	Columbia Acorn European Fund
Class A	$26.63	$34.15	$25.94	$24.26	$22.95	$12.82	$9.26	$9.43
Class B	$24.53	$33.17	$23.98	$23.27	$21.40	$12.91	N/A	N/A
Class C	$24.18	$33.03	$23.72	$23.17	$21.20	$12.91	$9.24	$9.44
Class I	$27.57	$34.33	$27.00	$24.45	$23.65	N/A	$9.29	$9.43
Class R	N/A	$34.11	N/A	N/A	N/A	N/A	N/A	N/A
Class R5	N/A	$34.31	N/A	N/A	N/A	N/A	N/A	N/A

Columbia Acorn Family of Funds

Share Class Performance Average Annual Total Returns through 12/31/11

	Class A		Class B*		Class C		Class I	Class R†	Class R5†
	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	With Sales Charge	Without Sales Charge	Without Sales Charge**	Without Sales Charge**
Columbia Acorn Fund (10/16/00)
3 months**	10.64%	4.27%	10.76%	5.76%	10.47%	9.47%	10.77%	N/A	N/A
1 year	-4.91%	-10.36%	-5.34%	-9.86%	-5.63%	-6.53%	-4.57%	N/A	N/A
5 years	1.82%	0.62%	1.23%	0.89%	1.02%	1.02%	N/A	N/A	N/A
10 years	7.85%	7.21%	7.17%	7.17%	7.04%	7.04%	N/A	N/A	N/A
Life of Fund	8.17%	7.60%	7.49%	7.49%	7.37%	7.37%	8.35%	N/A	N/A
Columbia Acorn International (10/16/00)
3 months**	1.91%	-3.94%	1.75%	-3.25%	1.69%	0.69%	1.99%	1.82%	2.02%
1 year	-14.37%	-19.29%	-14.92%	-19.07%	-15.02%	-15.85%	-14.02%	N/A	N/A
5 years	-0.16%	-1.33%	-0.78%	-1.13%	-0.93%	-0.93%	N/A	N/A	N/A
10 years	9.85%	9.20%	9.12%	9.12%	9.03%	9.03%	N/A	N/A	N/A
Life of Fund	5.93%	5.37%	5.24%	5.24%	5.16%	5.16%	-4.67%	-14.96%	-14.74%
Columbia Acorn USA (10/16/00)
3 months**	11.90%	5.48%	11.94%	6.94%	11.67%	10.67%	11.98%	N/A	N/A
1 year	-5.21%	-10.66%	-5.68%	-10.36%	-5.92%	-6.86%	-4.88%	N/A	N/A
5 years	0.54%	-0.65%	-0.09%	-0.45%	-0.25%	-0.25%	N/A	N/A	N/A
10 years	5.93%	5.30%	5.25%	5.25%	5.14%	5.14%	N/A	N/A	N/A
Life of Fund	7.58%	7.02%	6.90%	6.90%	6.80%	6.80%	9.46%	N/A	N/A
Columbia Acorn International Select (10/16/00)
3 months**	1.83%	-4.02%	1.72%	-3.27%	1.65%	0.65%	1.93%	N/A	N/A
1 year	-10.11%	-15.28%	-10.64%	-14.99%	-10.81%	-11.69%	-9.68%	N/A	N/A
5 years	0.05%	-1.13%	-0.59%	-0.95%	-0.75%	-0.75%	N/A	N/A	N/A
10 years	8.85%	8.20%	8.14%	8.14%	8.03%	8.03%	N/A	N/A	N/A
Life of Fund	4.29%	3.74%	3.60%	3.60%	3.51%	3.51%	-1.59%	N/A	N/A
Columbia Acorn Select (10/16/00)
3 months**	9.23%	2.96%	9.13%	4.13%	9.05%	8.05%	9.34%	N/A	N/A
1 year	-16.65%	-21.43%	-17.11%	-21.22%	-17.27%	-18.09%	-16.25%	N/A	N/A
5 years	-1.36%	-2.52%	-1.99%	-2.36%	-2.15%	-2.15%	N/A	N/A	N/A
10 years	5.70%	5.07%	5.00%	5.00%	4.89%	4.89%	N/A	N/A	N/A
Life of Fund	6.34%	5.78%	5.64%	5.64%	5.54%	5.54%	-2.16%	N/A	N/A
Columbia Thermostat Fund (3/3/03)††
3 months**	7.64%	1.42%	7.49%	2.49%	7.41%	6.41%	N/A	N/A	N/A
1 year	4.62%	-1.41%	4.19%	-0.81%	3.87%	2.87%	N/A	N/A	N/A
5 years	3.97%	2.74%	3.45%	3.10%	3.19%	3.19%	N/A	N/A	N/A
Life of Fund	7.50%	6.78%	6.90%	6.90%	6.71%	6.71%	N/A	N/A	N/A
Columbia Acorn Emerging Markets Fund (8/19/11)
3 months**	4.75%	-1.28%	N/A	N/A	4.64%	3.64%	5.09%	N/A	N/A
Life of Fund**	-7.40%	-12.72%	N/A	N/A	-7.60%	-8.52%	-7.10%	N/A	N/A
Columbia Acorn European Fund (8/19/11)
3 months**	0.99%	-4.78%	N/A	N/A	0.91%	-0.09%	1.16%	N/A	N/A
Life of Fund**	-4.97%	-10.43%	N/A	N/A	-5.14%	-6.09%	-4.81%	N/A	N/A

*The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

**Not annualized.

†Class R and Class R5 shares of Columbia Acorn International commenced operations on August 15, 2011, in connection with the completed merger of two series of RiverSource International Managers Series, Inc. into Columbia Acorn International.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge (CDSC) for Class B shares (5%, 4%, 3%, 3%, 2%, 1%, 0% for the first through seventh years after purchase, respectively), and the maximum CDSC of 1.00% of Class C shares during the first year after purchase.

Please see Page 3 of this report for each Fund's annual operating expense ratio. Annual operating expense ratios are as stated in each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and expense reimbursements as well as different time periods used in calculating the ratios. Please see Page 128 of this report for information on fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund.

††A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Columbia Acorn Family of Funds

Fund Performance vs. Benchmarks Average Annual Total Returns through 12/31/11

Class A Shares, without sales charge	4th quarter*	1 year	5 years	10 years	Life of Fund
Columbia Acorn Fund (LACAX) (10/16/00)	10.64%	-4.91%	1.82%	7.85%	8.17%
Russell 2500 Index	14.52%	-2.51%	1.24%	6.57%	6.27%
S&P 500 Index**	11.82%	2.11%	-0.25%	2.92%	1.11%
Lipper Mid-Cap Growth Funds Index	10.30%	-5.30%	2.89%	4.48%	0.45%
Columbia Acorn International (LAIAX) (10/16/00)	1.91%	-14.37%	-0.16%	9.85%	5.93%
S&P Global Ex-U.S. Between $500M and $5B Index	0.75%	-16.94%	-0.58%	11.10%	8.50%
S&P Global Ex-U.S. SmallCap Index	1.15%	-17.40%	-2.14%	10.33%	7.56%
Lipper International Small/Mid Growth Funds Index	2.88%	-14.22%	-1.73%	8.98%	4.62%
Columbia Acorn USA (LAUAX) (10/16/00)	11.90%	-5.21%	0.54%	5.93%	7.58%
Russell 2000 Index	15.47%	-4.18%	0.15%	5.62%	5.32%
Russell 2500 Index	14.52%	-2.51%	1.24%	6.57%	6.27%
Lipper Small-Cap Growth Funds Index	12.88%	-3.40%	1.14%	3.65%	1.23%
Columbia Acorn Int'l Select (LAFAX) (10/16/00)	1.83%	-10.11%	0.05%	8.85%	4.29%
S&P Developed Ex-U.S. Between $2B and $10B Index	0.99%	-14.01%	-3.06%	8.41%	6.17%
MSCI EAFE Index	3.33%	-12.14%	-4.72%	4.67%	2.04%
Lipper International Small/Mid Growth Funds Index	2.88%	-14.22%	-1.73%	8.98%	4.62%
Columbia Acorn Select (LATFX) (10/16/00)	9.23%	-16.65%	-1.36%	5.70%	6.34%
S&P MidCap 400 Index	12.98%	-1.73%	3.32%	7.04%	6.50%
S&P 500 Index**	11.82%	2.11%	-0.25%	2.92%	1.11%
Lipper Mid-Cap Growth Funds Index	10.30%	-5.30%	2.89%	4.48%	0.45%
Columbia Thermostat Fund (CTFAX) (3/3/03)†	7.64%	4.62%	3.97%	—	7.50%
S&P 500 Index	11.82%	2.11%	-0.25%	—	6.77%
Barclays Capital U.S. Aggregate Bond Index	1.12%	7.84%	6.50%	—	5.22%
Lipper Flexible Portfolio Funds Index	6.28%	-1.16%	2.02%	—	7.11%
50/50 Blended Benchmark	6.47%	5.28%	3.54%	—	6.32%
Columbia Acorn Emerging Markets Fund (CAGAX) (8/19/11)	4.75%	—	—	—	-7.40%*
S&P Emerging Markets Between $500M and $5B Index	0.96%	—	—	—	-13.46%*
MSCI Emering Markets Small Cap Index	-0.66%	—	—	—	-16.65%*
Lipper Emerging Markets Index	5.09%	—	—	—	-6.81%*
Columbia Acorn European Fund (CAEAX) (8/19/11)	0.99%	—	—	—	-4.97%*
S&P Europe Between $500M and $5B Index	0.41%	—	—	—	-7.17%*
HSBC Smaller European Companies Index	-0.94%	—	—	—	-9.54%*
Lipper European Region Index	5.89%	—	—	—	-1.24%*

*Not annualized.

**Although the Fund typically invests in small- and mid-sized companies, the comparison to the S&P 500 Index is presented to show performance against a widely recognized market index over the life of the Fund.

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end updates.

Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or its affiliates. Please see Page 128 of this report for information on fee waiver and expense reimbursement arrangements in place for Columbia Acorn International, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund. Absent these fee waivers/expense reimbursement arrangements, performance results would have been lower. Annual operating expense ratios are stated as of each Fund's current prospectus and differences in expense ratios disclosed elsewhere in this report may result from application of any fee waivers/expense reimbursements as well as different time periods used in calculating the ratios. Columbia Acorn Fund: Class A: 1.07%; Class B: 1.69%; Class C: 1.85%; Class I: 0.72%. Columbia Acorn International: Class A: 1.35%; Class B: 1.96%; Class C: 2.11%; Class I: 0.93%; Class R: 1.60%; Class R5: 0.98%. Columbia Acorn USA: Class A: 1.30%; Class B: 1.98%; Class C: 2.08%; Class I: 0.95%. Columbia Acorn International Select: Class A: 1.56%; Class B: 2.24%; Class C: 2.36%; Class I: 1.13%. Columbia Acorn Select: Class A: 1.28%; Class B: 1.93%; Class C: 2.08%; Class I: 0.92%. Columbia Thermostat Fund: Class A: 1.29%; Class B: 1.79%; Class C: 2.04%. Columbia Acorn Emerging Markets Fund Class A: 1.85%; Class C: 2.60%; Class I: 1.41%. Columbia Acorn European Fund Class A: 1.75%; Class C: 2.50%; Class I: 1.31%.

†A "fund of funds" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with an investment in a fund that invests and trades directly in financial instruments under the direction of a single manager.

All results shown assume reinvestment of distributions and do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption of Fund shares. Unlike mutual funds, indexes are not actively managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Columbia Acorn Family of Funds

Descriptions of Indexes Included in this Report

•  50/50 Blended Benchmark, established by the Fund's adviser, is an equally weighted custom composite of Columbia Thermostat Fund's primary equity and primary debt benchmarks, the S&P 500 Index and the Barclays Capital U.S. Aggregate Bond Index, respectively. The percentage of the Fund's assets allocated to underlying stock and bond portfolio funds will vary, and accordingly the composition of the Fund's portfolio will not always reflect the composition of the 50/50 Blended Benchmark.

•  Barclays Capital U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs and total return performance of fixed-rate, publicly placed, dollar-denominated and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

•  HSBC Smaller European Companies (inc UK) Index is a weighted combination of two indexes: the HSBC Smaller Europe (ex UK) Index and the HSBC Smaller UK Index. The index is rebalanced on a quarterly basis.

•  Lipper Indexes include the largest funds tracked by Lipper, Inc. in the named category. Lipper Mid-Cap Growth Funds Index, 30 largest mid-cap growth funds, including Columbia Acorn Fund and Columbia Acorn Select; Lipper International Small/Mid Growth Funds Index, 10 largest non-U.S. small/mid growth funds, including Columbia Acorn International; Lipper Small-Cap Growth Funds Index, 30 largest small-cap growth funds, including Columbia Acorn USA; Lipper Flexible Portfolio Funds Index, an equal-weighted index of the 30 largest mutual funds within the Flexible Portfolio fund classification, as defined by Lipper. Lipper Emerging Markets Index, 30 largest emerging markets funds; Lipper European Region Index, 10 largest European funds.

•  Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index (Net) is a capitalization-weighted index that tracks the total return of common stocks in 22 developed-market countries within Europe, Australasia and the Far East. The returns of the MSCI EAFE Index (Net) are presented net of the withholding tax rate applicable to foreign non-resident institutional investors in the foreign companies included in the index who do not benefit from double taxation treaties.

•  MSCI Emerging Markets Small Cap Index, a widely recognized international benchmark, is a free float-adjusted market capitalization index that is designed to measure small-cap emerging market equity performance. The MSCI Emerging Markets Small Cap Index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

•  Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 17% of the total market capitalization of the Russell 3000 Index.

•  Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization U.S. stocks.

•  Standard & Poor's (S&P) MidCap 400 Index is a market value-weighted index that tracks the performance of 400 mid-cap U.S. companies.

•  S&P Developed Ex-U.S. Between $2B and $10B Index is a subset of the broad market selected by the index sponsor representing the mid-cap developed market, excluding the United States.

•  S&P Emerging Markets Between $500M and $5B Index represents the institutionally investable capital of emerging market countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 21 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand and Turkey.

•  S&P Europe Between $500M and $5B Index represents the institutionally investable capital of European countries with market caps ranging between $500 million to $5 billion, as selected by S&P. The index currently consists of the following 17 developed market country indexes: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

•  S&P Global Ex-U.S. SmallCap Index consists of the bottom 20% of institutionally investable capital of developed and emerging countries, excluding the United States.

•  S&P Global Ex-U.S. Between $500M and $5B Index is a subset of the broad market selected by the index sponsor representing the mid- and small-cap developed and emerging markets, excluding the United States.

Unlike mutual funds, indexes are not managed and do not incur fees or expenses. It is not possible to invest directly in an index.

Squirrel Chatter II: Vaccines, Medicine's Greatest Lifesaver

I recently read several books on the history of vaccines. As one of the authors put it, "Of all of the benefits of medical science, vaccination is at or near the summit."1

Deadly Diseases

"Bring out your dead!" cries a wretched man pulling a cart of bodies in Monty Python and the Holy Grail. Set in the middle ages, the movie makes fun of the impact of communicable disease at that time. In reality, such diseases were no laughing matter. Once mankind transitioned from isolated bands of nomadic hunter-gatherers to more densely populated groups of farmers, epidemic diseases began to ravage civilization.

Remarkable progress has been made as fatal, communicable disease has now become rare in the developed world. Clearly, improved sanitation and nutrition have helped, but much of the credit goes to the development of vaccines.

The First Vaccine

Dating back to at least the time of the Pharaohs, waves of smallpox epidemics ravaged mankind. In populations previously subject to the disease, mortality rates for those infected could be more than 30% and, for other populations, much more.2 North American Indians had little immunity to the disease. Their population decreased 99% between Columbus's voyage in 1492 and the year 1800, and smallpox was the largest killer.3

People observed that the disease was communicable and one who survived a smallpox infection became immune to the next epidemic of the disease. In ancient China and more recently in Asia and Africa, a crude form of vaccination called variolation developed whereby fluid from a smallpox pustule or parts of smallpox scabs were scraped into the skin of a healthy person. In most cases, immunity would build up before the disease reached a vital organ and the individual would survive.

In 1790, Lady Montague, the wife of the British ambassador to the Ottoman Empire, introduced variolation to Britain. The process was far riskier than vaccines today; most people suffered severe side effects and up to about 3% of those treated died as a result.4 But these were much better odds than for those infected with smallpox.

Edward Jenner, a pharmacist in England, learned that milkmaids were immune to smallpox because they often suffered blisters from cowpox, a related disease. In 1796, Jenner began experimenting with variolating using fluid from a milkmaid's cowpox blisters, rather than smallpox sores. When his subjects were later variolated with smallpox fluid, no reaction occurred, indicating that they were immune from smallpox. Immunization using cowpox fluids rose rapidly and protected millions of people.5

A cowpox-derived vaccine for smallpox continued to be used well into the 20th century, including use by six million New Yorkers who were inoculated during a smallpox scare in 1947. Smallpox was eradicated from nature; the last case occurred in India in 1975.6 Smallpox immunizations ended when health authorities judged the risk of side effects from the vaccine exceeded the risk of the disease returning.

The Golden Age of Vaccines

Beginning in the 1860s, tremendous scientific advances were made. Robert Koch's laboratory in Germany identified bacteria as the source of many diseases and proved that bacteria grown in a lab could cause disease.7 Koch's lab created some vaccines, including those for diphtheria and tetanus.

In France, Louis Pasteur stunned the world by developing the first rabies vaccine in 1885; until then rabies infections resulted in horrible deaths. His mantra was to "isolate, attenuate and vaccinate" the pathogen causing a disease.8 He attenuated a germ by having it reproduce in petri dishes or animal cells where it would evolve in order to optimize in its new environment. Once it evolved to the point it would no longer thrive in and harm humans, it was injected into humans with the hope that the subject would build immunity to full power germs. The Goldilocks' trick, of course, was to make the attenuated germ weak enough so as not to cause harm, but strong enough to create immunity.

While scientific understanding of disease increased rapidly, it was primitive compared to modern times. Diagnostic tools were poor. Bacteria could be seen by optical microscopes, but viruses were unseen until the development of the electron microscope in the 1930s. Viruses were inferred to exist as a result of an 1898 experiment by Danish professor Martinus Beijerinck, who filtered bacteria out through unglazed porcelain containers, but observed remaining, and much smaller, disease-causing elements. Scientists learned how to grow viruses in laboratories only in the late 1940s.9

Early vaccines were dangerous and unreliable by today's standards, though far less dangerous than the underlying diseases they prevented. Vaccines did not stop the great influenza epidemic of 1918-1919. Of a worldwide population of one billion, an estimated 500 million were infected and more than 50 million people died.10 This virus was unusual in that it had high mortality among young, healthy people.

Vaccines continued to progress. During World War II, all 11 million U.S. soldiers were vaccinated for typhoid, tetanus, smallpox, cholera and plague. Vaccines, coupled with antibiotics, drastically improved their health. Disease deaths outnumbered battle deaths by 13:1 in the Spanish American War, matched them in World War I and were outnumbered by 1:85 in World War II.11

Maurice Hilleman's Mission

Maurice Hilleman had a role in creating more vaccines than anyone else in history, some three dozen. As noted by Arthur Allen, author of Vaccine, The Controversial Story of Medicine's Greatest Lifesaver, "...his products undoubtedly saved more lives than those of any other individual in the past half-century."12

Hilleman grew up in Montana and earned a Ph.D. in microbiology at the University of Chicago, where he discovered that chlamydia is a tiny bacteria rather than a virus. He then stunned his mentors by departing academia to work in industry. At Squibb, he developed a vaccine against Japanese B encephalitis to protect American Pacific troops during World War II. In 1948, he joined the Walter Reed Army Medical Center, then a hub of vaccine development.

In 1957, Hilleman moved to Merck, where he continued to develop vaccines well past his official retirement in 1984. He had a tremendous work ethic, often working seven days a week and expecting the same from his staff. He and his team were on a mission to rid the world of disease. They developed eight of 14 now common vaccines for measles, mumps, hepatitis A and B, chickenpox, meningitis, pneumonia and Hib (hemophilus influenza, which harms infants and young children).13 One of his accomplishments was the combination MMR (measles, mumps and rubella) vaccine.

Hilleman discovered that the influenza virus is particularly difficult to deal with due to frequent minor drifts in its surface, which each year makes the last year's vaccine obsolete. Periodically, the virus shifts its surface characteristics substantially, becoming much more virulent. Hilleman inferred that a shift occurred in Hong Kong in 1957 and, by having Merck produce 40 million doses of vaccine, saved thousands of lives in America. Potential future shifts keep virologists up at night.

Hilleman helped develop the first two anti-cancer vaccines. One vaccine prevents hepatitis B, the third most common known cause of cancer in the world (after sunlight and smoking).14 It was the first vaccine utilizing recombinant technology and the first made by a single protein. His innovations helped create a vaccine to prevent HPV (human papillomavirus), the cause of cervical cancer. Hilleman had high integrity, as he refused to risk changes in manufacturing processes in order to enhance yields and profits.15 He died in 2005 at age 85.

Vaccine Scares

Two notable scares set back progress on vaccine usage.

In 1982, a TV station in Washington D.C. aired "Vaccine Roulette," a story highlighting risks of the DTP (diphtheria, tetanus and pertussis) vaccine. It showed reactions well known to physicians, including cases of seizures, high fevers and fainting. In a case of ambush journalism, it edited doctors' comments out of context and failed to mention that none of the victims portrayed suffered permanent damage. Other media quoted the story further out of context, claiming permanent damage. The media also failed to mention the consequences of contracting the underlying diseases.16

In 1998, the British medical journal The Lancet published a paper alleging a link between the MMR vaccine and autism.17 It claimed that, in some cases, the vaccine caused the measles virus to lodge in the intestines and create leakage, allowing opioid peptides to escape and penetrate the brain, causing autism. The paper was under fire by scientists immediately. The opioid causation theory had already been widely discredited, the findings of measles in intestines could not be duplicated by other scientists and there was no comparison between autism rates of children who got the vaccine and those who did not. A review by 37 experts found that the theories were "biologically implausible," and the conclusions essentially worthless.18

Fourteen separate groups of investigators did statistical studies that also refuted the link.19 One notable study covered 530,000 children in Denmark from 1991-1998, comparing vaccinated and unvaccinated children. It showed "strong evidence against the hypothesis that MMR vaccination causes autism."20 By 2004, 10 of the original 12 authors of The Lancet article withdrew their support of the paper.21 The Lancet formally retracted the paper in 2010 and, that same year, the primary author of the paper had his U.K. medical license revoked.

Once the MMR-autism link was largely discredited, vaccine opponents claimed a link between mercury in vaccines and autism. Minute amounts of ethyl mercury were utilized in vaccines, usually less than the more toxic methyl mercury infants get exposed to from the environment. Combined, in some cases, the dosage did exceed government guidelines, so the mercury was removed. Studies showed that reported rates of autism continued to climb once mercury was removed from vaccines.22 "In spite of all the concern...there has not been a single case of proven mercury toxicity from vaccines...," writes Kurt Link, author of The Vaccine Controversy: The History, Use, and Safety of Vaccinations.23

Unfortunately, many people appear to rely on one-sided scares and opinions expressed in talk shows and by celebrity activists, rather than on scientific evidence. Immunization rates around the world have fluctuated with publicity, funding for inoculations, public policy and legal requirements. Where immunizations have dropped, outbreaks have occurred. A diphtheria epidemic hit the former Soviet Union in 1993, causing 4,000 deaths.24 In Japan, where pertussis immunizations fell from 80% in 1974 to 10% in 1976, a 1979 epidemic of that disease resulted in 13,000 infections and 41 deaths.25 In the United States, where pockets of low immunization rates exist, outbreaks occur. Some of the Chicago suburbs are currently experiencing a whooping cough outbreak.26

Perspectives on Risks

There have been mistakes in vaccine development, production and use that have resulted in injuries and deaths. However, those numbers pale in comparison to the injuries and deaths caused by the underlying diseases that are being conquered by vaccines. While rare vaccine side effects continue to exist, drugs and vaccines come with disclosures of the known side effects and risks, however unlikely. Diseases don't.

Many people believe some vaccine-preventable diseases to be fairly benign and some are, in most cases. Yet measles is one of the most contagious viruses and has killed more children than any other disease in history.27 It hospitalized 48,000 Americans yearly in the 1960s and killed 400 during a 1964 epidemic.28

Chickenpox is perceived to be a mild disease and it usually is. Acquiring chickenpox creates lifetime immunity to the disease (though susceptibility to shingles) so some question the usefulness of the vaccine. However, Paul Offit, author of Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, points out that chickenpox creates risk of encephalitis, hepatitis, pneumonia and Group A streptococci, the "flesh-eating bacteria." He notes that, before the vaccine, some 10,000 people a year were hospitalized and 100 died annually in the United States due to the disease or related illnesses.29

German measles (rubella) was considered a benign illness featuring a rash and a low fever until Australian ophthalmologist Sir Norman McAllister Gregg discovered a link to birth defects. When striking a mother in her first trimester, rubella causes fetal anomalies in 90% of pregnancies. In 1964-65, prior to the rubella vaccine, the last major epidemic in the United States caused thousands of birth defects.30 Hilleman's MMR vaccine was approved in

1971 and the number dropped to seven U.S. cases in 1983.31

Whooping cough (pertussis) is a horrible disease for babies and small children. Babies have died because of outbreaks when vaccination rates declined as a result of scares. The underlying vaccine has changed since the "Vaccine Roulette" television program, to an acellular version with fewer side effects.32 That is why the combination vaccine is now called DTaP rather than DTP.

While no vaccine is 100% effective, the fact remains that if the vast majority of people are vaccinated, a disease cannot infect enough victims to spread. Link writes, "In the prevaccine era, every family lost a child or knew of one so lost due to vaccine-preventable diseases. Today in the USA, the death of a child is an unexpected tragedy; in the past it was an expected sorrow."33 American life expectancies increased 30 years during the 20th century, largely due to vaccines.34

Charles P. McQuaid

President and Chief Investment Officer
Columbia Wanger Asset Management, LLC

The information and data provided in this analysis are derived from sources that we deem to be reliable and accurate. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. The views/opinions expressed in "Squirrel Chatter II" are those of the author and not of the Columbia Acorn Trust Board, are subject to change at any time based upon economic, market or other conditions, may differ from views expressed by other Columbia Management associates and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Acorn Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Acorn Fund.

The information included on Pages 5-8 of this report is unaudited.

1  Link, M.D., Kurt, The Vaccine Controversy, The History, Use, And Safety of Vaccinations, (Westport, Connecticut, Praeger Publishers 2005) p. 38.

2  Mnookin, Seth, The Panic Virus, A True Story of Medicine, Science, and Fear, (New York, New York, Simon & Schuster 2011) p. 30.

3  Offit, M.D., Paul A., Vaccinated, One Man's Quest to Defeat the World's Deadliest Diseases, (New York, New York, HarperCollins Publishers 2007) pg. 32.

4  Link, M.D., Kurt, op. cit., p. 12.

5  Allen, Arthur, Vaccine, The Controversial Story of Medicines Greatest Lifesaver, (New York, New York, W. W. Norton & Company 2007) p. 49-50.

6  Ibid., p. 115, 303.

7  Offit, M.D., Paul A., op. cit., p. 144.

8  Allen, Arthur, op. cit., p. 65, 121.

9  Offit, M.D., Paul A., op. cit., p. 37, 41-42.

10  Ibid., p. 2-3.

11  Allen, Arthur, op. cit., p. 119, 159.

12  Ibid., p. 221.

13  Link, M.D., Kurt, op. cit., p. 101.

14  Offit, M.D., Paul A., op. cit., p. 115.

15  Ibid., p. 130, 156.

16  Allen, Arthur, op. cit., p. 251-256.

17  Wakefield, Andrew J., et al., "Ileal-lymphoid-nodular Hyperplasia, Non-Specific Colitis, and Pervasive Developmental Disorders in Children," The Lancet 351, Issue 9103 (1998), p. 637-41.

18  Mnookin, Seth, op. cit., p. 106-107, 114.

19  Offit, M.D., Paul A., op. cit., p. 167.

20  Mnookin, Seth, op. cit., p. 163.

21  Murch, Simon H., et al., "Retraction of an Interpretation," The Lancet 363, Issue 9411 (2004), p. 750.

22  Mnookin, Seth, op. cit., p. 167.

23  Link, M.D., Kurt, op. cit., p. 21.

24  Ibid., p. 57.

25  Mnookin, Seth, op. cit., p. 277.

26  Synett, Lawerence, "Whooping Cough Strikes Collar Counties," Chicago Tribune, December 6, 2011.

27  Mnookin, Seth, op. cit., p. 19.

28  Allen, Arthur, op. cit., p. 217.

29  Offit, M.D., Paul A., op. cit., p. 102.

30  Link, M.D., Kurt, op. cit., p. 82-84.

31  Allen, Arthur, op. cit., p. 240.

32  Ibid., p. 352, 286.

33  Link, M.D., Kurt, op. cit., p. 163.

34  Offit, M.D., Paul A., op. cit., p. xiv.

Understanding Your Expenses

As a shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption fees. There are also ongoing costs, which generally include management fees, distribution and service (Rule 12b-1) fees, and other Fund expenses. The following information is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to help you compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing Your Fund's Expenses

To illustrate these ongoing costs, we have provided examples and calculated the expenses paid by investors in Class A, B, C, I, R and R5 shares of the Funds during the period. The actual and hypothetical information in the tables is based on an initial investment of $1,000 at the beginning of the period indicated and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "Actual" column is calculated using the Funds' actual operating expenses and total return for the period. You may use the Actual information, together with the amount invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the results by the expenses paid during the period under the Actual column. The amount listed in the "Hypothetical" column assumes a 5% annual rate of return before expenses (which is not the Funds' actual return) and then applies the Funds' actual expense ratio for the period to the hypothetical return. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during the period. See "Compare With Other Funds" below for details on how to use the hypothetical data.

In addition to the ongoing expenses which the Funds bear directly, Columbia Thermostat Fund's shareholders indirectly bear the Fund's allocable share of the costs and expenses of each underlying fund in which the Fund invests. You can also estimate the effective expenses paid during the period, which includes the indirect fees associated with investing in the underlying funds, by using the amounts listed in the effective expenses paid during the period column in the "Fund of Funds" table on Page 11.

Compare With Other Funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the Funds with other funds. To do so, compare the hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund only and do not reflect any transaction costs, such as sales charges, or redemption or exchange fees. Therefore, the hypothetical calculations are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If transaction costs were included in these calculations, your costs would be higher.

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn Fund
Class A	1,000.00	1,000.00	888.70	1,019.70	5.07	5.42	1.07
Class B	1,000.00	1,000.00	887.80	1,017.60	7.05	7.54	1.49
Class C	1,000.00	1,000.00	885.40	1,015.94	8.60	9.20	1.82
Class I	1,000.00	1,000.00	890.10	1,021.46	3.41	3.65	0.72

Understanding Your Expenses

continued

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)*
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Columbia Acorn International
Class A	1,000.00	1,000.00	832.50	1,018.50	6.02	6.63	1.31
Class B	1,000.00	1,000.00	829.90	1,015.19	9.04	9.95	1.97
Class C	1,000.00	1,000.00	829.50	1,014.74	9.45	10.40	2.06
Class I	1,000.00	1,000.00	834.30	1,020.51	4.18	4.61	0.91
Class R	1,000.00	1,000.00	850.40	1,017.10	6.01	8.04	1.59
Class R5	1,000.00	1,000.00	852.60	1,020.51	3.44	4.61	0.91
Columbia Acorn USA
Class A	1,000.00	1,000.00	869.90	1,018.45	6.19	6.68	1.32
Class B	1,000.00	1,000.00	868.90	1,016.44	8.06	8.69	1.72
Class C	1,000.00	1,000.00	866.40	1,014.79	9.59	10.35	2.05
Class I	1,000.00	1,000.00	871.30	1,020.21	4.55	4.91	0.97
Columbia Acorn International Select
Class A	1,000.00	1,000.00	868.10	1,017.60	6.98	7.54	1.49
Class B	1,000.00	1,000.00	865.80	1,014.74	9.64	10.40	2.06
Class C	1,000.00	1,000.00	864.90	1,013.64	10.66	11.51	2.28
Class I	1,000.00	1,000.00	869.90	1,020.26	4.50	4.86	0.96
Columbia Acorn Select
Class A	1,000.00	1,000.00	834.50	1,018.55	5.98	6.58	1.30
Class B	1,000.00	1,000.00	832.70	1,016.09	8.22	9.05	1.79
Class C	1,000.00	1,000.00	831.70	1,014.84	9.37	10.30	2.04
Class I	1,000.00	1,000.00	837.20	1,020.46	4.24	4.66	0.92
Columbia Acorn Emerging Markets Fund
Class A	1,000.00	1,000.00	926.00	1,011.56	6.54	9.33	1.85
Class C	1,000.00	1,000.00	924.00	1,008.81	6.53	13.09	2.60
Class I	1,000.00	1,000.00	929.00	1,013.18	4.99	7.12	1.41
Columbia Acorn European Fund
Class A	1,000.00	1,000.00	950.30	1,011.93	6.27	8.83	1.75
Class C	1,000.00	1,000.00	948.60	1,009.18	8.94	12.59	2.50
Class I	1,000.00	1,000.00	951.90	1,013.55	4.69	6.61	1.31

Expenses do not include fees and expenses incurred indirectly by the Fund from the underlying funds in which the Fund may invest (also referred to as "acquired funds"), including affiliated and non-affiliated pooled investments vehicles (including mutual funds and exchange traded funds).

Fund of Funds—Columbia Thermostat Fund

July 1, 2011 – December 31, 2011

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during period ($)		Fund's annualized expense ratio (%)	Effective expenses paid during the period		Fund's effective annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual	Actual	Hypothetical	Actual
Columbia Thermostat Fund
Class A	1,000.00	1,000.00	1,001.70	1,022.56	2.51	2.54	0.50	5.77	5.83	1.15
Class B	1,000.00	1,000.00	999.10	1,020.05	5.01	5.06	1.00	8.27	8.36	1.65
Class C	1,000.00	1,000.00	998.20	1,018.80	6.26	6.33	1.25	9.52	9.62	1.90

Expenses paid during the period are equal to the annualized expense ratio, multiplied by the average account value over the period and then multiplied by the number of days in the Fund's most recent fiscal half year and divided by 365.

In the case of Columbia Thermostat Fund, effective expenses paid during the period and the Fund's effective annualized expense ratio include expenses borne directly to the class plus the Fund's pro rata portion of the ongoing expenses charged by the underlying funds using the expense ratio of each class of the underlying funds as of the underlying fund's most recent shareholder report.

Had the investment adviser and/or certain of its affiliates not waived/reimbursed certain fees and expenses, account value at the end of the period would have been reduced.

Columbia Acorn Fund

In a Nutshell

Charles P. McQuaid	Robert A. Mohn

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

FMC Technologies	1.9%
Donaldson	1.8%
Ametek	1.7%
lululemon athletica	1.6%
Alexion Pharmaceuticals	1.4%
tw telecom	1.1%
Abercrombie & Fitch	1.0%
SBA Communications	1.0%
Fugro	0.7%
Pall	0.6%
Pacific Rubiales Energy	0.5%
Shutterfly	0.4%
Delphi Financial Group	0.3%
True Religion Apparel	0.3%
InterMune	0.2%
Diamond Foods	0.2%

Columbia Acorn Fund rose 10.64% (Class A shares, without sales charge) in the fourth quarter of 2011, but ended the year down 4.91%. The Fund underperformed its primary benchmark, the Russell 2500 Index, by 3.88% during the quarter and 2.40% for the year. Performance was hurt by the underperformance of the Fund's international stocks. During both periods, Columbia Acorn Fund slightly beat its peers, as measured by the Lipper Mid-Cap Growth Funds Index.

Telecom stocks called in good gains during both periods. Tower company SBA Communications appreciated 25% in the quarter and 5% for the year as demand improved and the AT&T/T-Mobile merger was abandoned. Fiber optic voice and data services provider tw telecom accelerated growth; its stock rose 17% during the quarter and 14% for the year. PAETEC, a provider of telephone and data services, jumped 49% from the start of the year until its takeover by Windstream was completed on December 1.

Industrial stocks provided fine absolute returns during the quarter. Filter makers Donaldson and Pall rose 25% and 35%, respectively, on better than expected earnings. Instrument maker Ametek also posted fine results and its stock rose 28% in the quarter.

Energy stocks were mixed, providing generally good returns for the quarter but poor returns for the year. Oil and gas wellhead manufacturer FMC Technologies was one exception, rising 39% for the quarter and 18% for the year on improving demand for its products. Pacific Rubiales Energy was another exception, down 13% for the quarter and 45% for the year on substantial, but less than expected, progress on oil production and exploration in Colombia. Netherlands-based Fugro, a provider of sub-sea oilfield services, was up 14% for the quarter but off 27% for the year. Higher oil prices in the quarter improved expectations with respect to demand and earnings growth.

Consumer discretionary stocks were also mixed. Premium activewear retailer lululemon athletica reported excellent growth for both periods, but corrected 4% in the quarter on concerns about inventory levels, reducing its yearly gain to 38%. Internet photo-centric retailer Shutterfly plunged 45% in the quarter and 35% during the year as apparently desperate competitors cut prices. Teen apparel retailer Abercrombie & Fitch was discounted 20% in the quarter and 14% for the year as profits fell short of expectations due to weak margins in the United States and disappointing European sales. True Religion Apparel jumped 55% for the year on excellent sales gains.

Looking at stocks outside of the above sectors, Delphi Financial Group surged 108% in the quarter and 56% for the year on a takeover by Tokio Marine. Snack food distributor Diamond Foods turned bad in the quarter on an accounting controversy, plunging 60%. For the year, Alexion Pharmaceuticals, a biotech company, was the Fund's largest dollar winner, jumping 77% as its drug Soliris appeared effective for treating a neurological condition. However, another biotech company, InterMune, plunged 40% during the quarter and 67% for the year as Germany set disappointing reimbursement rates for the company's pulmonary fibrosis drug.

Columbia Acorn Fund's international stocks rose just 3.22% in the quarter and were off 23.71% for the year. Besides Pacific Rubiales Energy and Fugro, mentioned above, a number of small international energy and materials stocks performed poorly. Foreign stocks accounted for 12.6% of the Fund's assets at the beginning of 2011 and 9.2% of assets at year end.

Stocks were highly correlated with each other in 2011, suggesting to us that good company fundamentals were not adequately rewarded. We continue to believe that buying good companies at reasonable prices will result in long-term outperformance.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Fund

At a Glance (Class A Shares - LACAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2011

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	-4.91 -10.36%	1.82 0.62%	7.85 7.21%
Returns after taxes on distributions	NAV POP	-5.51 -10.94	1.29 0.10	7.28 6.65
Returns after taxes on distributions and sale of fund shares	NAV POP	-2.35 -5.94	1.56 0.53	6.90 6.32
Russell 2500 Index*(pretax)		-2.51	1.24	6.57

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.07%.

Columbia Acorn Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn Fund Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	1.9%
2.	Donaldson Industrial Air Filtration	1.8%
3.	Ametek Aerospace/Industrial Instruments	1.7%
4.	lululemon athletica Premium Active Apparel Retailer	1.6%
5.	Mettler Toledo Laboratory Equipment	1.4%
6.	Alexion Pharmaceuticals Biotech Focused on Orphan Diseases	1.4%
7.	Crown Castle International Communications Towers	1.3%
8.	tw telecom Fiber Optic Telephone/Data Services	1.1%
9.	Informatica Enterprise Data Integration Software	1.1%
10.	Abercrombie & Fitch Teen Apparel Retailer	1.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Fund (Class A)

October 16, 2000 through December 31, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2500 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $16.3 billion

Columbia Acorn International

In a Nutshell

P. Zachary Egan	Louis J. Mendes III

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Novozymes	0.9%
Gree	0.7%
Rheinmetall	0.6%
Start Today	0.2%

Columbia Acorn International returned 1.91% (Class A shares, without sales charge) in the fourth quarter of 2011, 1.16% ahead of its primary benchmark, the S&P Global Ex-U.S. Between $500M and $5B Index. For 2011, the Fund fell 14.37%, which was 2.57% ahead of its benchmark. International small-cap stocks underperformed larger-cap stocks in a year marked by extreme volatility and high correlation among most risk assets. For comparison, the large-cap developed international market, as tracked by the MSCI EAFE Index, declined 12.14% during the year.

In 2010, the economic schism between stagnant, deflating developed economies and the high-growth inflationary emerging economies bore out in the strong performance of emerging market stocks. In 2011, fears of a renewed global recession dragged down all markets tied to economic growth, especially those of Europe and the emerging markets. Although early concerns over inflation in China, India and Brazil abated as the year progressed, they were replaced by the far greater concerns of potential sovereign debt defaults in Europe. European banks are important lenders in Asia and Latin America. Investors worried that the banks could serve as a transmission mechanism of European credit contraction.

Notwithstanding the horrific news related to the Japanese tsunami and associated nuclear catastrophe in the spring, Japanese equities proved to be among the best performers globally in 2011. The Fund's Japanese holdings, which represented on average 18% of the portfolio, fell less than 1% in U.S. dollar terms, buoyed in part by an appreciating yen. Internet-related companies Gree (a social networking game developer) and Start Today (an online apparel retailer) posted 182% and 82% gains, respectively, for the year and both were up roughly 12% in the fourth quarter. Investors became enthusiastic about their innovative business models, prospective near-term earnings growth in excess of 50% and high valuations assigned in transactions involving internet-related companies elsewhere in the world. We like these businesses and remain invested, but took some money off the table in both cases to fund more attractively valued new ideas.

As mentioned above, the European debt crisis became the overriding political and economic development affecting global risk premiums in the year and did take a toll on the Fund's equity holdings. Continental European holdings were off over 17%. Danish enzyme manufacturer Novozymes was an exception and up almost 12% for the year and 9% in the fourth quarter. On the downside, German auto supplier and defense contractor Rheinmetall was off more than 40% for the year and 6% in the fourth quarter despite solid improvements and respectable growth in its exhaust-system business, where fuel efficiency and tightening emission standards are creating opportunity. In the age of European austerity, however, the outlook for defense spending has soured, which explains the disappointing share price movement as earnings multiples of European defense stocks contracted.

Emerging market small-cap stocks, strong performers in 2010, were the worst performing equity class in 2011. The Fund's Brazilian holdings declined more than 30%, Chinese holdings more than 35% and Indian holdings more than 53%. At the end of the year, emerging market stocks represented about 24% of the Fund's assets, which compares with a benchmark weight of 25%. Our full weight here reflects our conviction in the long-term underlying opportunities offered by emerging market small-cap stocks as these emerging societies continue to negotiate the transition from informal to formal economies and raise the purchasing power and living standards of millions of people.

2012 has several major catalysts that we believe will affect global risk and the opportunity for continued growth in international small-cap equities. In the beginning of the year, all eyes will continue to look toward Europe for a resolution on the euro debt crisis. This is expected to be resolved before the high rhetoric associated with major elections of new governments in both China and the United States in the fall. As always, we will continue to work hard to find and invest in dynamic growth companies for you, our shareholders. Thank you for your continued investment in the Fund.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International

At a Glance (Class A Shares - LAIAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2011

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	-14.37 -19.29%	-0.16 -1.33%	9.85 9.20%
Returns after taxes on distributions	NAV POP	-14.93 -19.82	-0.62 -1.79	9.38 8.73
Returns after taxes on distributions and sale of fund shares	NAV POP	-9.08 -12.29	-0.10 -1.09	8.83 8.23
S&P Global Ex-US Between $500M and $5B Index* (pretax)		-16.94	-0.58	11.10

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.35%. Effective August 15, 2011, CWAM and its affiliates contractually agreed, through August 14, 2013, to waive a portion of total annual Fund operating expenses incurred by Class A shares of Columbia Acorn International such that total annual Fund operating expenses will be reduced by 0.04% for Class A shares of the Fund.

Columbia Acorn International Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn International Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	1.3%
2.	Melco Crown Entertainment - ADR (Hong Kong) Macau Casino Operator	1.2%
3.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	1.2%
4.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	1.1%
5.	Gemalto (France) Digital Security Solutions	1.1%
6.	Zhaojin Mining Industry (China) Gold Mining & Refining in China	1.0%
7.	Localiza Rent A Car (Brazil) Car Rental	1.0%
8.	Olam International (Singapore) Agriculture Supply Chain Manager	1.0%
9.	Naspers (South Africa) Media in Africa, China, Russia & Other Emerging Markets	0.9%
10.	Novozymes (Denmark) Industrial Enzymes	0.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International (Class A)

October 16, 2000 through December 31, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Global Ex-U.S. Between $500M and $5B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $5.4 billion

Columbia Acorn USA

In a Nutshell

Robert A. Mohn

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

FMC Technologies	2.8%
Ametek	2.5%
lululemon athletica	2.2%
Donaldson	1.9%
Bally Technologies	1.7%
World Acceptance	1.6%
Abercrombie & Fitch	1.5%
Extra Space Storage	1.4%
Gaylord Entertainment	1.3%
Alexion Pharmaceuticals	1.3%
IPG Photonics	1.1%
Atmel	1.0%
Acuity Brands	1.0%
Finisar	0.8%
Shutterfly	0.4%
Quicksilver Resources	0.3%
TriQuint Semiconductor	0.3%
InterMune	0.3%
Diamond Foods	0.1%

Columbia Acorn USA ended the fourth quarter of 2011 up 11.90% (Class A shares, without sales charge), underperforming the 15.47% return of its primary benchmark, the Russell 2000 Index. For the annual period, Fund performance was more in line with the benchmark, though still below it, with the Fund down 5.21% vs. the Russell 2000's 4.18% decline. Relative Fund performance was strong through the end of October, but returns for the final two months of the year were hard hit by the poor performance of the Fund's consumer stocks.

Winners for the quarter included three industrial names: instrument maker Ametek, industrial air filtration manufacturer Donaldson and commercial lighting manufacturer Acuity Brands. All three companies experienced market share gains and rapid earnings growth, leading to returns between 25% and 47%.

Other winners included FMC Technologies, up 39% for the quarter. FMC benefited from higher oil prices and strong demand for its sub-sea wellhead systems. Bally Technologies, a slot machine manufacturer, gained 47% in the quarter on strong sales of newly released games. Up 31%, lender World Acceptance was boosted by double-digit loan growth and a significant stock buyback. Extra Space Storage, a self-storage facility, gained 31% in the quarter on increasing occupancy and rent hikes.

For the year, Alexion Pharmaceuticals, a biotech company focused on orphan diseases, rose 77% as its primary drug, Soliris, was approved for treating a severe neurological condition. lululemon athletica suffered from a perceived surplus of inventory during the fourth quarter, but still ended the year up 36% in Columbia Acorn USA on strong sales growth driven by increased awareness of its yoga-inspired athletic apparel. FMC Technologies, World Acceptance and Extra Space Storage were also among the Fund's annual winners with gains ranging from 17% to 43% in 2011.

The quarter's primary laggards were consumer stocks. Teen apparel retailer Abercrombie & Fitch dropped 20%, as profits fell short of expectations due to weak margins in the United States and disappointing European sales. Internet photo-centric retailer Shutterfly fell victim to a fierce price war waged by all the internet photo book and photo card companies this holiday season, resulting in a steep stock drop of 45% in the quarter. Down nearly 60%, snack food distributor Diamond Foods was crushed on news of an accounting controversy regarding the timing of payments made to its walnut suppliers.

Outside the consumer sector, IPG Photonics, a manufacturer of fiber lasers, fell 22% during the quarter on decreased orders for low-powered lasers from its Chinese customers. Biotech company InterMune fell more than 40% after receiving a negative ruling from a drug reimbursement board in Germany.

For the annual period, laggards included Gaylord Entertainment, an operator of convention hotels. Its stock fell 33% on poor results at its D.C. and Orlando properties. Quicksilver Resources, a natural gas producer, sank 54% as plans to take the company private fell through and natural gas prices declined. Technology companies Finisar, a manufacturer of telecom equipment, and two semiconductor and related equipment manufacturers, TriQuint Semiconductor and Atmel, saw losses ranging from 34% to 60%. The three stocks soared in 2010, but as sales plateaued in early 2011, the stocks retraced much (and in the case of TriQuint, all) of their prior gains.

Investors spent much of 2011 focused on what could go wrong at home and abroad. Concern is certainly warranted, but we believe that consideration should also be given to the many things that could go right. U.S. economic indicators could keep improving, the unemployment rate could keep dropping, European sovereign debt yields could retreat, and low stock market valuation multiples could jump higher. Last year, it paid to be a pessimist. We believe that sometime soon, the optimists will reign.

Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn USA

At a Glance (Class A Shares - LAUAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2011

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	-5.21 -10.66%	0.54 -0.65%	5.93 5.30%
Returns after taxes on distributions	NAV POP	-5.30 -10.74	0.23 -0.95	5.64 5.02
Returns after taxes on distributions and sale of fund shares	NAV POP	-3.26 -6.81	0.46 -0.55	5.20 4.63
Russell 2000 Index*(pretax)		-4.18	0.15	5.62

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.30%.

Columbia Acorn USA Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn USA Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	FMC Technologies Oil & Gas Wellhead Manufacturer	2.8%
2.	Ametek Aerospace/Industrial Instruments	2.5%
3.	lululemon athletica Premium Active Apparel Retailer	2.2%
4.	Informatica Enterprise Data Integration Software	2.2%
5.	Micros Systems Information Systems for Hotels, Restaurants & Retailers	2.1%
6.	Nordson Dispensing Systems for Adhesives & Coatings	2.0%
7.	Donaldson Industrial Air Filtration	1.9%
8.	Atwood Oceanics Offshore Drilling Contractor	1.8%
9.	tw telecom Fiber Optic Telephone/Data Services	1.8%
10.	Mettler Toledo Laboratory Equipment	1.7%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn USA (Class A)

October 16, 2000 through December 31, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The Russell 2000 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.6 billion

Columbia Acorn International Select

In a Nutshell

Christopher J. Olson

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Far Eastone Telecom	6.4%
Wirecard	3.1%
Intertek Group	2.0%
Asahi Diamond Industrial	1.9%
Gree	1.9%
Ain Pharmaciez	1.5%
Chemring	1.5%
Rheinmetall	1.5%
Israel Chemicals	1.5%

Columbia Acorn International Select ended the fourth quarter of 2011 up 1.83% (Class A shares, without sales charge), outperforming the 0.99% gain of its primary benchmark, the S&P Developed Ex-U.S. Between $2B and $10B Index. For the year, the Fund was down 10.11%, holding up better than the benchmark's 14.01% decline. Fears of a global recession and continuing financial crisis plagued international market performance throughout the year.

Taiwan's Far Eastone Telecom was a top contributor to Fund gains for both the fourth quarter and the year, up roughly 26% for both periods. Far Eastone is Taiwan's third largest mobile operator and is seeing strong data growth and rising revenue due to the increasing use of smartphones. A 6% yield and strong cash position also made it an attractive investment option during a weak market. Another winner in the mobile communication industry was Japanese mobile social networking game developer Gree. The company's higher than expected growth was reflected in its stock gain of 173% for the year and 13% for the fourth quarter in Columbia Acorn International Select. It too is benefiting from the increased use of smartphones, which has helped to drive its outperformance. Japanese drugstore operator Ain Pharmaciez gained 9% in the fourth quarter, contributing to the stock's annual gain of 39%. Good acquisitions and better than expected cost cutting helped it beat earnings estimates. UK testing, inspection and certification services provider Intertek Group gained 10% in the fourth quarter, ending the year up 15%. Increasing regulations and a focus on product quality has made the testing and inspection business highly resilient in tough economic times. German online payment processor and risk manager Wirecard was up 18% for the year and gained 5% in the fourth quarter. The company has been growing revenues due to strong growth in e-commerce as well as the popularity of a newly introduced prepaid cash card.

Laggards included UK defense contractor Chemring, down 33% in the fourth quarter and 38% for the year as fears of cuts in defense spending dampened the prospects for the company. Germany's Rheinmetall was also impacted by defense spending concerns, falling 43% for the annual period and down 5% in the fourth quarter in the Fund. Israel Chemicals, an Israeli chemical producer, ended the year down 34% and the quarter off 7% due, in part, to fears of political risk in that country and remediation costs associated with clean-up near the company's evaporation pools. Japanese manufacturer of consumable diamond tools, Asahi Diamond Industrial, continued its downward trend from last quarter, falling another 13% in the fourth quarter and ending the year down 35%. Its business has suffered from fears of slowing global growth.

I remain cautious about the global financial markets given the magnitude and multitude of issues that need to be addressed. The Fund will continue to focus on companies with strong cash flow and dividend yield characteristics, solid balance sheets and above-average earnings visibility.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn International Select

At a Glance (Class A Shares - LAFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2011

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	-10.11 -15.28%	0.05 -1.13%	8.85 8.20%
Returns after taxes on distributions	NAV POP	-10.49 -15.64	-0.29 -1.47	8.69 8.04
Returns after taxes on distributions and sale of fund shares	NAV POP	-5.73 -9.14	0.14 -0.86	7.97 7.38
S&P Developed Ex-US Between $2B and $10B Index* (pretax)		-14.01	-3.06	8.41

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.56%.

Columbia Acorn International Select Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn International Select
Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	6.4%
2.	Kansai Paint (Japan) Paint Producer in Japan, India, China & Southeast Asia	5.7%
3.	Ascendas REIT (Singapore) Singapore Industrial Property Landlord	5.7%
4.	Mapletree Industrial Trust (Singapore) Singapore Industrial Property Landlrd	5.2%
5.	Seven Bank (Japan) ATM Processing Services	4.0%
6.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	3.8%
7.	Wirecard (Germany) Online Payment Processing & Risk Management	3.1%
8.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	3.0%
9.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.9%
10.	Adcock Ingram Holdings (South Africa) Manufacturer of Pharmaceuticals & Medical Supplies	2.9%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn International Select (Class A)

October 16, 2000 through December 31, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Developed Ex-U.S. Between $2B and $10B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $326.4 million

Columbia Acorn Select

In a Nutshell

Ben Andrews	Robert A. Chalupnik

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Hertz	6.0%
CNO Financial Group	4.4%
Sanmina-SCI	4.4%
Pacific Rubiales Energy	3.1%

Diversification Status Change

Effective January 31, 2012, Columbia Acorn Select changed its classification to a diversified investment company. This is a change in classification only. The Fund's investment style remains the same. Diversified funds have greater flexibility in allocating investments than non-diversified funds. The Fund was previously registered as a non-diversified investment company, which required more concentrated holdings with a relatively large percentage of portfolio assets invested in a single issuer or a small number of issuers. The Fund will not be able to become non-diversified unless it seeks and obtains the approval of shareholders.

Columbia Acorn Select gained 9.23% (Class A shares, without sales charge) in the fourth quarter of 2011 but fell 16.65% for the year. The S&P MidCap 400 Index, the Fund's primary benchmark, was up 12.98% in the fourth quarter and off 1.73% for the annual period. The large-cap S&P 500 Index gained 11.82% in the quarter and was up 2.11% for the year.

The loss and the performance lag were disappointments to us as Fund managers. So, what happened? What changes have we made to improve this performance?

Last quarter, we spoke about big valuation disparities between different types of companies likely due to investors' beliefs that the world was going to experience another 2008-type crisis. The Fund owned, and still does own, a handful of stocks that we believe have underperformed due to this phenomenon, and which contributed significantly to the Fund's underperformance in 2011. However, many of these companies have strong operational fundamentals, which is the reason that we continue to own them in the Fund. Some examples include: rental car company Hertz, down 20% in 2011 while its adjusted earnings are expected to be up 80% year over year (according to stock market analysts' earnings estimates); Colombian oil producer Pacific Rubiales Energy, down 45% for the year but with earnings up 125% year over year; insurance company CNO Financial Group, down 7% in 2011 but showing adjusted earnings up 80% year over year; and electronic manufacturing services provider Sanmina-SCI, down 19% in 2011 while its adjusted year-over-year earnings rose 25%.

We firmly believe that if a company continues to grow its earnings, its stock price will go up over time. We believe that the 2012 outlook for the companies mentioned above appears relatively strong. Though not visible in the Fund's fourth quarter performance, most of these stocks started to perform better late in the year. We believe that investors may be starting to realize that certain stocks are too cheap at current levels.

In prior shareholder reports, we've mentioned the two types of businesses held by the Fund: (1) core holdings, or companies with sustainable competitive advantages, pricing power, dominant market share and strong cash generation, and (2) opportunistic holdings, or companies going through a turnaround or that are misunderstood by Wall Street for various reasons. Midyear, the Fund began executing on its plan to structure the portfolio with fewer opportunistic holdings (like the stocks mentioned above) and more core holdings. In May 2011, we added Rob Chalupnik as co-portfolio manager to assist in this focus. However, we are deliberately making this transition slowly because we believe many of the Fund's opportunistic holdings are quite cheap and exhibit strong operational fundamentals. We anticipate opportunistic holdings will continue to be part of the portfolio, though a smaller percentage than the Fund has owned in recent years, especially in times of global uncertainty. We expect to vary the percentage when we believe we are being paid to take risk.

Due to the 2012 elections both here and in Europe, we wouldn't be surprised to see positive market results for this country, and some countries in Europe and Asia, in the new year. However, we do anticipate continued stock market volatility as we see little to no improvement in the over-leveraged status of the western world governments.

Thank you for your continued investment in Columbia Acorn Select.

Risks include stock market fluctuations due to economic and business developments. The Fund also has potentially greater price volatility due to the Fund's concentration in a limited number of stocks of mid-size companies. International investments involve greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Select

At a Glance (Class A Shares - LTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2011

Inception 10/16/00		1 year	5 years	10 years
Returns before taxes	NAV POP	-16.65 -21.43%	-1.36 -2.52%	5.70 5.07%
Returns after taxes on distributions	NAV POP	-17.07 -21.83	-1.60 -2.76	5.44 4.82
Returns after taxes on distributions and sale of fund shares	NAV POP	-10.78 -13.89	-1.18 -2.16	4.97 4.40
S&P MidCap 400 Index* (pretax)		-1.73	3.32	7.04

All results shown assume reinvestment of distributions.

*The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's Class A shares annual operating expense ratio, as stated in the current prospectus, is 1.28%.

Columbia Acorn Select Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn Select Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Hertz Largest U.S. Rental Car Operator	6.0%
2.	Discover Financial Services Credit Card Company	6.0%
3.	Ametek Aerospace/Industrial Instruments	5.1%
4.	CNO Financial Group Life, Long-term Care & Medical Supplement Insurance	4.4%
5.	Sanmina-SCI Electronic Manufacturing Services	4.4%
6.	Donaldson Industrial Air Filtration	3.7%
7.	SBA Communications Communications Towers	3.7%
8.	Pall Filtration & Fluids Clarification	3.3%
9.	Safeway Supermarkets	3.3%
10.	Abercrombie & Fitch Teen Apparel Retailer	3.1%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Select (Class A)

October 16, 2000 through December 31, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P MidCap 400 Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $1.3 billion

Columbia Thermostat Fund

In a Nutshell

Charles P. McQuaid

Lead Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

A "fund of fund" bears its allocable share of the costs and expenses of the underlying funds in which it invests. Such funds are thus subject to two levels of fees and potentially higher expense ratios than would be associated with a fund that invests and trades directly in financial instruments under the direction of a single manager.

Columbia Thermostat Fund ended the fourth quarter of 2011 up 7.64% (Class A shares, without sales charge) and had a 4.62% gain for the annual period. This compares to an 11.82% fourth quarter return for its primary equity benchmark, the S&P 500 Index, and a 2.11% gain in the equity benchmark for the full year. The Fund's primary debt benchmark, the Barclays Capital U.S. Aggregate Bond Index, had a 1.12% return in the fourth quarter and ended the year up 7.84%.

The Fund hit three reallocation triggers in the fourth quarter. Stock exposure was reduced to 60% in October, increased to 70% in November and, in December, reduced back to 60%. The equity portion of the portfolio provided a strong return for the fourth quarter, with Columbia Dividend Income Fund providing top gains. For the year, the bond portion of the portfolio posted the higher weighted average gain, up 7.67% fueled by the 9.46% annual return of Columbia U.S. Treasury Index Fund.

As a result of the periodic review of underlying funds called for by Columbia Thermostat Fund's prospectus, effective December 12, 2011, the following changes were made to Columbia Thermostat Fund:

•  Columbia Marsico Growth Fund, which comprised a 15% weighting of the portfolio's equity fund allocation, was replaced by Columbia Select Large Cap Growth Fund as the large-cap growth offering with a 10% weighting of the equity fund allocation.

•  Columbia Contrarian Core Fund, which provides exposure to the large-cap blend style, had its weighting increased from 10% to 15% of the equity fund allocation.

•  Columbia U.S. Treasury Index Fund, which provides exposure to U.S. Treasury securities, had its weighting reduced from 30% to 20% of the fixed-income allocation.

•  Columbia Income Opportunities Fund, which provides exposure to high-yield securities, had its weighting increased from 20% to 30% of the fixed-income allocation.

The changes were implemented to fine-tune the underlying investment style mix of the equity portion of the Fund and to address yield spreads in the fixed-income segment.

Results of the Funds Owned in Columbia Thermostat Fund as of December 31, 2011

Stock Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Acorn International, Class I	20%	1.99%	-14.02%
Columbia Dividend Income Fund, Class I	20%	12.78%	7.08%
Columbia Acorn Fund, Class I	15%	10.77%	-4.57%
Columbia Contrarian Core Fund, Class I	15%	11.72%	-0.84%
Columbia Select Large Cap Growth Fund, Class I*	10%	5.98%	-2.97%
Columbia Acorn Select, Class I	10%	9.34%	-16.25%
Columbia Large Cap Enhanced Core Fund, Class I	10%	12.06%	4.75%
Weighted Average Equity Gain/Loss	100%	9.37%	-3.82%

*Replaced Columbia Marsico Growth Fund effective December 12, 2011. Weighted average equity returns through year-end reflect linked returns between the previous fund holding and Columbia Select Large Cap Growth Fund.

Bond Funds	Weightings	4th
Fund	in category	quarter	1 year
Columbia Intermediate Bond Fund, Class I	50%	1.60%	6.78%
Columbia U.S. Treasury Index Fund, Class I	20%	0.83%	9.46%
Columbia Income Opportunities Fund, Class I	30%	6.45%	6.42%
Weighted Average Income Gain	100%	2.41%	7.67%

Columbia Thermostat Fund
Rebalancing in the Fourth Quarter

October 25, 2011	60% stocks, 40% bonds
November 25, 2011	70% stocks, 30% bonds
December 27, 2011	60% stocks, 40% bonds

The value of an investment in the Fund is based primarily on the performance of the underlying portfolio funds and the allocation of the Fund's assets among them. An investment in the underlying portfolio funds may present certain risks, including stock market fluctuations that occur in response to economic and business developments; and a greater degree of social, political and economic volatility associated with international investing. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Value stocks may also be subject to specific business risks that have caused the stocks to be out of favor. Lower-rated and medium quality debt securities are more speculative and incur more risk. International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Changes in interest rates and changes in the financial strength of issuers of lower-rated bonds may also affect underlying fund performance. The Fund is also subject to the risk that the investment advisor's decisions regarding asset classes and underlying portfolio funds will not anticipate market trends successfully, resulting in a failure to preserve capital or lower total return. In addition, the Fund may buy and sell shares of the portfolio funds frequently. This may result in higher transaction costs and additional tax liability. This is not an offer of the shares of any other mutual fund mentioned herein.

Columbia Thermostat Fund

At a Glance (Class A Shares - CTFAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2011

Inception 3/3/03		1 year	5 years	Life of fund
Returns before taxes	NAV POP	4.62 -1.41%	3.97 2.74%	7.50 6.78%
Returns after taxes on distributions	NAV POP	3.67 -2.31	2.99 1.77	6.30 5.59
Returns after taxes on distributions and sale of fund shares	NAV POP	3.00 -0.92	2.90 1.85	5.99 5.34
S&P 500 Index* (pretax)		2.11	-0.25	6.77
Barclays Capital U.S. Aggregate Bond Index* (pretax)		7.84	6.50	5.22
Lipper Flexible Portfolio Funds Index (pretax)		-1.16	2.02	7.11

All results shown assume reinvestment of distributions.

*The Fund's primary stock and bond benchmarks.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual fee waiver and expense reimbursement with CWAM that expires April 30, 2012. Class A expense ratios without and with the contractual waiver/reimbursement, including fees and expenses associated with the Fund's investment in other investment companies, are 1.52% and 1.29%, respectively. Absent the waiver or reimbursement, performance results would have been lower.

Columbia Thermostat Fund Asset Allocation

as a percentage of net assets, as of 12/31/11

Columbia Thermostat Fund Portfolio Weightings

as a percentage of assets in each investment category, as of 12/31/11

Stock Mutual Funds

Columbia Acorn International, Class I	20%
Columbia Dividend Income Fund, Class I	20%
Columbia Acorn Fund, Class I	15%
Columbia Contrarian Core Fund, Class I	15%
Columbia Select Large Cap Growth Fund,* Class I	10%
Columbia Acorn Select, Class I	10%
Columbia Large Cap Enhanced Core Fund, Class I	10%

*Replaced Columbia Marsico Growth Fund effective December 12, 2011.

Bond Mutual Funds

Columbia Intermediate Bond Fund, Class I	50%
Columbia U.S. Treasury Index Fund, Class I	20%
Columbia Income Opportunities Fund, Class I	30%

The Growth of a $10,000 Investment in Columbia Thermostat Fund (Class A)

March 3, 2003 through December 31, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The indexes are unmanaged and returns for both the indexes and the Fund include reinvested dividends and capital gains. Although the indexes are provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder may pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund: $189.6 million

Columbia Acorn Emerging Markets Fund

In a Nutshell

Fritz Kaegi	Stephen Kusmierczak

Lead Portfolio Manager	Lead Portfolio Manager

P. Zachary Egan	Louis J. Mendes

Co-Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Far Eastone Telecom	2.5%
Ace Indonesia	2.5%
Nagacorp	1.8%
Madalena Ventures	1.6%
Mongolian Mining	1.1%

As of December 31, 2011, Columbia Acorn Emerging Markets Fund was up 4.75% (Class A shares, without sales charge) for the fourth quarter and down 7.40% for the period since its August 19, 2011 launch. The Fund outperformed its primary benchmark, the S&P Emerging Markets Between $500M and $5B Index, by 3.79% for the quarter and by 6.06% for the period since inception.

Madalena Ventures, an oil and gas exploration company, rose 95% during the quarter thanks to others' notable successes in drilling large oil- and gas-bearing shale reservoirs adjoining Madalena's acreage in Argentina. Far Eastone Telecom, the third largest mobile operator in Taiwan, was up 26% for the quarter, as smartphone sales accelerated and the larger user base rapidly increased data usage. Several of the Fund's holdings exposed to Southeast Asia also did well in the fourth quarter, including Nagacorp, up 21%, and Ace Indonesia, up 25%. Nagacorp, a casino/entertainment complex operator based in Hong Kong, has done well due to significant increased patronage and business volume at its flagship Nagaworld casino in Phnom Penh, Cambodia. Ace Indonesia's 2011 sales were up 43% and same-store sales were up nearly 20% for the home improvement retailer.

Two poor performers were the Market Vectors Indian Small Cap Index (down 23%) and EGShares Indian Small Cap (down 21%), both exchange traded funds (ETFs). Negative sentiment about Indian growth prospects and the regulatory environment, as well as rupee depreciation, drove the underperformance. The Fund held ETFs while waiting for Indian regulatory approval to own local shares directly, in order to provide Indian exposure. The Fund received the approval in December and sold the ETFs and added five new Indian positions.

Hong Kong-listed Mongolian Mining, a producer of coking coal, was down 15% as of the year end. Investors worried about the sustainability of steel input prices and Chinese consumption. We don't disagree, but believe that Mongolian Mining's low-cost position and volume growth potential give it a valuable franchise even during a period of low coal prices.

As mentioned in our third quarter shareholder report, the Fund favors companies with defensive business models and healthier balance sheets, as it aims to outperform in falling markets and to keep up in strong bull markets. So far, so good. Cash has added 1.5% to outperformance since inception. We generally aim to keep the cash position between 5% and 10%. Daily cash inflows can occasionally cause the Fund's cash position to exceed this range.

We have found what we believe are good companies with strong dividend yields. The Fund's stocks generated a healthy dividend yield of 2.4% (before fees, at year end), while the Fund's benchmark yielded 3.1% (the Russell 2500 index yielded only 1.5%). As of year-end, about 28% of the Fund was invested in stocks with an expected dividend yield of greater than 4%. Yield makes for a visible and concrete valuation marker during market downdrafts, hopefully leading to outperformance. A healthy dividend can attract buying interest from hard-nosed local investors in emerging markets when foreigners head for the exits. Dividends also give us cash to deploy when stock prices are low.

We believe that being able to grow while paying out significant dividends is the ultimate acid test of a good business. We'll be looking for more businesses like these to add to the Fund in 2012.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn Emerging
Markets Fund

At a Glance (Class A Shares - CAGAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2011

Inception 8/19/11		Life of fund*
Returns before taxes	NAV POP	-7.40 -12.72%
Returns after taxes on distributions	NAV POP	-7.39 -12.72
Returns after taxes on distributions and sale of fund shares	NAV POP	-4.80 -8.26
S&P Emerging Markets Between $500M and $5B Index (pretax)**		-13.46

All results shown assume reinvestment of distributions.

*Reflects performance from Fund inception on 8/19/11 through 12/31/11.

**The Fund's primary benchmark. For purposes of the Fund's principal investment strategies, CWAM generally determines which countries are emerging market countries by reference to the countries included in the S&P Emerging Markets Broad Market Index.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; Class A share expense ratios without and with the contractual fee waiver/reimbursement are 1.96% and 1.85%, respectively.

Columbia Acorn Emerging Markets Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn Emerging Markets Fund
Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Archipelago Resources (Indonesia) Gold Mining Projects in Indonesia, Vietnam & the Philippines	2.6%
2.	Far Eastone Telecom (Taiwan) Taiwan's Third Largest Mobile Operator	2.5%
3.	Ace Indonesia (Indonesia) Home Improvement Retailer	2.5%
4.	Adcock Ingram Holdings (South Africa) Manufacturer of Pharmaceuticals & Medical Supplies	2.3%
5.	Alliance Grain Traders (Canada) Global Leader in Pulse Processing & Distribution	2.3%
6.	Coronation Fund Managers (South Africa) South African Fund Manager	2.1%
7.	Grupo Aeroportuario del Sureste - ADR (Mexico) Mexican Airport Operator	2.1%
8.	Rand Merchant Insurance (South Africa) Directly Sold Property & Casualty Insurance; Holdings in Other Insurers	2.0%
9.	MRV Engenharia (Brazil) Brazilan Property Developer	2.0%
10.	Tower Bersama Infrastructure (Indonesia) Communications Towers	2.0%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn Emerging Markets Fund (Class A)

August 19, 2011 through December 31, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Emerging Markets Between $500M and $5B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$3.2 million

Columbia Acorn European Fund

In a Nutshell

Andreas Waldburg-Wolfegg	Stephen Kusmierczak

Lead Portfolio Manager	Co-Portfolio Manager

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Current performance may be lower or higher than the performance data shown. Please visit columbiamanagement.com for daily and most recent month-end performance updates.

Fund's Positions
in Mentioned Holdings

As a percentage of net assets, as of 12/31/11

Core Laboratories	2.9%
Chemring	2.1%
Atea	2.0%
Dürr	1.4%
Rotork	1.2%
Mersen	1.1%
Intralot	0.7%

Columbia Acorn European Fund was up 0.99% (Class A shares, without sales charge) in the fourth quarter of 2011, outperforming its primary benchmark, the S&P Europe Between $500M and $5B Index, by 58 basis points. Since its launch on August 19, 2011, through December 31, 2011, the Fund declined 4.97% versus its benchmark's drop of 7.17%. We believe this outperformance is explained by the Fund's more conservative positioning and focus on companies with durable business models, solid dividends and less-levered balance sheets.

Despite persistent concerns about the European debt crisis, some companies continued to experience robust growth due to more favorable geographic or business exposures. Dürr, a German automotive plant engineer, climbed 37% in the fourth quarter on strong order wins in China. Norwegian IT hardware and services reseller Atea was up 29% for the quarter after it announced ambitious new growth targets and raised its dividend 250%. Unlike most of our investments in the portfolio, Atea's exposure is Europe only and, more specifically, the Nordic region. Two holdings that continued to benefit from large global investments in energy were Core Laboratories and Rotork, up 27% and 25%, respectively, during the fourth quarter. Dutch Core Laboratories helps oil and gas exploration companies better identify energy reservoirs, while UK-listed Rotork provides actuators and valves for energy distribution.

The Fund's largest detractors fell across several industries and geographies. French vacation property operator Pierre & Vacances dropped 28% in the quarter after the government announced plans to curtail subsidies on vacation homes. We opted to sell the Fund's position in this stock. Mersen, a French maker of equipment used in a wide array of industrial and engineering applications, fell 26% as investor concern over softening industrial order books worldwide took its toll on the shares' valuation. Intralot, a Greek-based operator of online gaming and lotteries, fell 24%. Although Greece represents only 5% of Intralot's operating earnings, the stock has traded down sharply along with poor Greek sentiment. Chemring, a UK defense manufacturer, fell 24% on fears of reduced government spending on defense.

Relative to its benchmark, the Fund maintained a considerable 1,400 basis point underweight position in the United Kingdom and Ireland, and was overweight in France, Germany and the Netherlands as of year end. This UK underweight was a headwind for the Fund, as the British pound appreciated 4.1% against the euro during the period. The Fund's geographic exposures are a product of our bottom-up investment process, not macroeconomic calls on currencies or geographies. We don't hedge currencies in the Fund, believing that we can provide no added value in predicting exchange rates. However, we closely evaluate the impact that currencies have on our companies' production costs and cashflow, and their competitive situation versus competitors operating in other currencies.

Importantly, we believe the domicile of a company or its listing country does not necessarily reflect its true economic exposure. Indeed most of the companies in the Fund have at least pan-European exposures and, in many cases, global footprints. We are not sure how the European crisis will eventually play out, but it is important to note that Europe is composed of a highly diverse group of countries. Some countries, like Germany, the Scandinavian countries and Poland, have been growing strongly the last couple of years. While concerns about the future of Europe and the Eurozone will likely persist for many more months, many of the Fund's export-based industrial and luxury goods companies are enjoying the advantages of the resulting euro depreciation. We remain vigilant in evaluating the Fund's companies' prospects in this tumultuous period.

International investing involves special risks, including foreign taxation, currency risks, risks associated with possible differences in financial standards and other risks associated with future political and economic developments. Stocks of small- and mid-cap companies pose special risks, including possible illiquidity and greater price volatility than stocks of larger, more established companies. Investing in emerging markets may involve greater risks than investing in more developed countries.

Portfolio holdings are subject to change periodically and may not be representative of current holdings.

Columbia Acorn
European Fund

At a Glance (Class A Shares - CAEAX)

Performance data shown represents past performance and is not a guarantee of future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data shown. Performance results reflect any fee waivers or reimbursements of Fund expenses by the investment adviser and/or any of its affiliates. Absent these fee waivers and/or expense reimbursement arrangements, performance results would have been lower. Please visit columbiamanagement.com for daily and most recent month-end updates.

Pretax and After-tax Average Annual Total Returns (Based on Class A Share Returns)

through December 31, 2011

Inception 8/19/11		Life of fund*
Returns before taxes	NAV POP	-4.97 -10.43%
Returns after taxes on distributions	NAV POP	-5.16 -10.61
Returns after taxes on distributions and sale of fund shares	NAV POP	-3.16 -6.72
S&P Europe Between $500M and $5B Index (pretax)**		-7.17

All results shown assume reinvestment of distributions.

*Reflects performance from Fund inception on 8/19/11 through 12/31/11.

**The Fund's primary benchmark.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Returns after taxes on distributions and sale of Fund shares reflect the additional tax impact of long-term gains or losses realized when Fund shares are sold. The returns are taxed at the maximum rate and assume shares were purchased at the beginning of the period. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Indexes do not reflect any deduction for fees, expenses or taxes.

Public offering price (POP) returns include the maximum sales charge of 5.75% for Class A shares. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC).

The Fund's annual operating expense ratio, as stated in the current prospectus, reflects a contractual fee waiver and expense reimbursement agreement with CWAM that expires April 30, 2013; Class A share expense ratios without and with the contractual fee waiver/reimbursement are 1.89% and 1.75%, respectively.

Columbia Acorn European Fund Portfolio Diversification

as a percentage of net assets, as of 12/31/11

Columbia Acorn European Fund
Top 10 Holdings

as a percentage of net assets, as of 12/31/11

1.	Gemalto (France) Digital Security & Solutions	3.2%
2.	Wirecard (Germany) Online Payment Processing & Risk Management	2.9%
3.	Core Laboratories (Netherlands) Oil & Gas Reservoir Consulting	2.9%
4.	Geberit (Switzerland) Plumbing Supplies	2.9%
5.	Marel (Iceland) Largest Manufacturer of Poultry & Fish Processing Equipment	2.7%
6.	Intertek Group (United Kingdom) Testing, Inspection & Certification Services	2.6%
7.	Eurofins Scientific (France) Food, Pharmaceuticals & Materials Screening & Testing	2.6%
8.	1000 mercis (France) Interactive Advertising and Marketing	2.4%
9.	Aalberts Industries (Netherlands) Flow Control & Heat Treatment	2.4%
10.	Hexagon (Sweden) Design, Measurement & Visualization Software & Equipment	2.3%

The Fund's top 10 holdings and portfolio diversification vary with changes in portfolio investments. See the Statement of Investments for a complete list of the Fund's holdings.

The Growth of a $10,000 Investment in Columbia Acorn European Fund (Class A)

August 19, 2011 through December 31, 2011

Illustration is based on a hypothetical $10,000 investment from inception in Class A shares of the Fund, which includes a 5.75% maximum initial sales charge. The S&P Europe Between $500M and $5B Index is unmanaged and returns for both the index and the Fund include reinvested dividends and capital gains. Although the index is provided for use in assessing the Fund's performance, the Fund's holdings may differ significantly from those in the index. It is not possible to invest directly in an index. The graph does not reflect taxes that a shareholder would pay on Fund distributions or on a sale of Fund shares.

Total Net Assets of the Fund:
$1.7 million

Columbia Acorn Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Information
AboveNet	1,200,000	1,400,000
Akamai	0	700,500
Ariba	1,200,000	2,850,000
Atmel	9,065,000	12,300,000
Boingo Wireless	1,400,000	1,500,000
Concur Technologies	1,480,000	1,830,000
Entegris	4,000,000	5,000,000
Equinix	435,000	585,000
Hittite Microwave	0	400,000
iGATE	3,307,204	3,400,000
Informatica	4,700,000	4,850,000
Ixia	2,030,000	2,330,000
Monolithic Power Systems	800,000	1,165,000
NetEase.com - ADR (China)	0	365,000
ON Semiconductor	6,202,000	6,842,000
Quality Systems	1,100,000	2,333,500
Sanmina-SCI	2,800,000	3,800,000
SBA Communications	3,150,000	3,700,000
Solera Holdings	0	55,000
TIBCO	2,000,000	2,139,800
Ultratech	0	415,000
Velti	0	2,500,000
Verisk Analytics	1,400,000	1,900,000
Industrial Goods & Services
Acorn Energy	1,336,001	1,500,000
Drew Industries	1,260,000	1,500,000
Fortune Brands Home & Security	0	1,300,000
Generac	1,667,021	1,775,704
Kennametal	3,200,000	3,725,000
LKQ	900,000	1,635,000
Middleby	0	123,344
Moog	2,050,000	2,775,000
Consumer Goods & Services
Expedia	0	1,450,000
Fossil	0	115,000
Hertz	3,000,000	3,750,000
Interface	1,000,000	1,750,000
Knoll	4,000,000	4,200,000
Move	0	1,062,500
PVH	1,410,000	1,660,000
Shutterfly	2,300,000	3,070,000
United Stationers	0	493,771
Vail Resorts	1,470,000	1,680,000
Finance
Alliance Data Systems	350,000	400,000
Allied World Holdings	0	500,000
Associated Banc-Corp	4,487,800	6,287,800

	Number of Shares
	09/30/11	12/31/11
Enstar Group	150,000	216,766
Hudson Valley	772,632	811,295
Kemper	0	762,252
Selective Insurance Group	1,420,000	2,050,000
Tower Group	1,225,000	1,675,000
TrustCo Bank	779,305	1,940,318
Wright Express	100,000	180,000
Energy & Minerals
Athabasca Oil Sands	0	2,160,000
Celtic Exploration (Canada)	631,000	1,140,000
Crew Energy (Canada)	847,000	1,399,000
Hornbeck Offshore	500,000	1,000,000
Kirkland Lake Gold (Canada)	0	920,000
Kodiak Oil and Gas	0	2,200,000
Oasis Petroleum	228,200	840,000
PetroMagdalena Energy (Colombia)	6,866,628	7,582,928
SM Energy	715,000	900,000
Health Care
Adcock Ingram Holdings (South Africa)	2,859,820	3,388,000
Auxilium Pharmaceuticals	2,400,000	3,033,715
HealthSouth	1,725,000	2,075,000
Hill-Rom Holdings	625,100	1,975,000
Horizon Pharma	870,000	1,095,000
InterMune	2,226,000	2,950,000
Micromet	5,500,000	6,702,347
NPS Pharmaceuticals	4,500,000	6,000,000
Seattle Genetics	4,200,000	6,153,000
Sirona Dental Systems	1,800,000	2,075,000
Other Industries
Associated Estates Realty	3,000,000	3,700,000
DuPont Fabros Technology	2,200,000	3,350,000
Kite Realty Group	3,050,000	3,500,000

See accompanying notes to financial statements.

	Number of Shares
	09/30/11	12/31/11
Sales
Information
Amphenol	3,565,000	3,495,000
Blackbaud	2,250,000	1,680,198
Carbonite	362,577	295,591
Crown Castle International	5,700,000	4,600,000
Discovery Series C	3,000,000	2,050,000
Dolby Laboratories	605,000	0
Hamamatsu Photonics (Japan)	400,000	0
Kenexa	2,025,000	1,700,000
Mail.ru - GDR (Russia)	464,305	423,040
Microsemi	2,345,000	2,160,000
Navigant Consulting	3,000,000	2,800,000
NetSuite	1,450,000	1,150,000
PAETEC Holding	9,000,000	0
Plexus	1,210,000	1,100,000
Polycom	4,130,000	1,165,000
Supertex	644,280	535,000
Tangoe	313,100	0
TheStreet.com	656,585	55,624
Industrial Goods & Services
Arcadis (Netherlands)	626,524	100,000
Mersen (France)	495,086	420,000
Mine Safety Appliances	926,962	566,497
Mueller Water Products	649,000	0
Neopost (France)	265,907	212,972
Silgan Holdings	400,000	200,000
WW Grainger	605,000	270,000
Consumer Goods & Services
Avis Budget Group	4,000,000	3,800,000
Career Education	2,800,000	0
CTS Eventim (Germany)	320,000	265,000
Deckers Outdoor	1,120,000	1,045,000
Expedia	3,100,000	0
Guess?	1,455,000	530,000
Hansen Natural	1,780,000	1,170,000
Lifestyle International (Hong Kong)	14,000,000	13,500,000
lululemon athletica	7,490,000	5,740,000
Move	4,250,000	0
Olam International (Singapore)	32,896,000	32,000,000
Penn National Gaming	1,100,000	850,000
Pool	2,100,000	2,015,000
Thor Industries	2,180,000	1,100,000
True Religion Apparel	1,747,000	1,507,000
Universal Technical Institute	1,400,000	650,000
Finance
Aaron's	2,300,000	1,834,695
CNO Financial Group	11,900,000	8,900,000

	Number of Shares
	09/30/11	12/31/11
Hanover Insurance Group	1,320,000	1,120,000
HCC Insurance Holdings	1,200,000	1,100,000
MB Financial	2,860,000	2,360,000
SVB Financial Group	910,000	810,000
Symetra Financial	694,343	0
TCF Financial	3,000,000	2,200,000
Valley National Bancorp	5,700,000	5,450,000
ViewPoint Financial	700,000	470,000
Energy & Minerals
Atwood Oceanics	2,399,000	2,114,000
Bristow	375,000	0
FMC Technologies	6,200,000	6,036,100
Fugro (Netherlands)	2,641,054	1,988,054
Houston American Energy	1,143,800	900,000
Northern Oil & Gas	850,000	638,000
Orko Silver (Canada)	5,000,000	0
Pacific Rubiales Energy (Colombia)	4,810,550	4,300,000
Silver Standard Resources	900,000	0
Silver Wheaton (Canada)	1,950,000	1,600,000
Southwestern Energy	1,389,000	75,071
STR Holdings	500,000	0
Tuscany International Drilling (Colombia)	8,870,000	4,435,000
Ultra Petroleum	383,000	0
Venoco	575,000	0
Vopak (Netherlands)	600,000	300,000
Health Care
Akorn	4,788,400	4,432,716
Alexion Pharmaceuticals	4,200,000	3,208,000
Community Health Systems	1,625,000	625,000
Edwards Lifesciences	340,000	0
Health Management Associates	3,800,000	1,875,000
Neogen	325,200	0
Pacific Biosciences of California	1,650,000	0
United Therapeutics	142,825	0
Other Industries
BioMed Realty Trust	4,575,000	3,000,000
Federal Realty Investment Trust	840,000	750,000
Heartland Express	2,730,000	2,400,000
JB Hunt Transport Services	1,275,000	1,155,000
Red Eléctrica de España (Spain)	333,000	200,000
Washington REIT	700,000	0

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 97.3%
Information 27.1%
	> Business Software 7.4%
4,850,000	Informatica (a)	$179,110
	Enterprise Data Integration Software
2,550,000	Ansys (a)	146,064
	Simulation Software for Engineers and Designers
2,700,000	Micros Systems (a)	125,766
	Information Systems for Hotels, Restaurants and Retailers
1,830,000	Concur Technologies (a)	92,946
	Web Enabled Cost & Expense Management Software
2,333,500	Quality Systems	86,316
	IT Systems for Medical Groups & Ambulatory Care Centers
2,850,000	Ariba (a)	80,028
	Cost Management Software
5,164,999	Hexagon (Sweden)	77,227
	Design, Measurement & Visualization Software & Equipment
2,350,000	Constant Contact (a)(b)(c)	54,543
	E-mail & Other Marketing Campaign Mgmt Systems Delivered Over the Web
1,700,000	Tyler Technologies (a)(b)(c)	51,187
	Financial, Tax, Court, & Document Mgmt Systems for Local Governments
2,139,800	TIBCO (a)	51,163
	Datacenter Software
1,150,000	NetSuite (a)	46,633
	End to End IT Systems Solution Delivered Over the Web
1,680,198	Blackbaud	46,541
	Software & Services for Non-Profits
1,700,000	Kenexa (a)(b)	45,390
	Recruiting and Workforce Management Solutions
850,000	Red Hat (a)	35,097
	Maintenance & Support for Opensource OS & Middleware
920,000	Jack Henry & Associates	30,921
	Systems Financial Institutions
900,000	SPS Commerce (a)(b)	23,355
	Supply Chain Management Software Delivered via the Web
2,500,000	Velti (a)	17,000
	Mobile Marketing Software Platform
690,000	Advent Software (a)	16,808
	Asset Management & Trading Systems
1,000,000	InContact (a)	4,430
	Call Center Systems Delivered Via the Web & Telco Services
550,000	Intralinks (a)	3,432
	Collaboration Software
55,000	Solera Holdings	2,450
	Software for Automotive Insurance Claims Processing
		1,216,407

Number of Shares		Value (000)
	> Instrumentation 2.6%
1,600,000	Mettler Toledo (a)(b)	$236,336
	Laboratory Equipment
2,780,000	IPG Photonics (a)(b)	94,159
	Fiber Lasers
2,035,000	Trimble Navigation (a)	88,319
	GPS-based Instruments
		418,814
	> Computer Hardware & Related Equipment 2.4%
3,495,000	Amphenol	158,638
	Electronic Connectors
4,550,000	II-VI (a)(b)	83,538
	Laser Optics and Specialty Materials
1,605,000	Zebra Technologies (a)	57,427
	Bar Code Printers
1,200,000	Netgear (a)	40,284
	Networking Products for Small Business & Home
800,000	Nice Systems - ADR (Israel) (a)	27,560
	Audio & Video Recording Solutions
605,000	Stratasys (a)	18,398
	Rapid Prototyping Systems
230,000	Gemalto (France)	11,187
	Digital Security Solutions
		397,032
	> Mobile Communications 2.3%
4,600,000	Crown Castle International (a)	206,080
	Communications Towers
3,700,000	SBA Communications (a)	158,952
	Communications Towers
600,000	MetroPCS Communications (a)	5,208
	Discount Cellular Telephone Services
1,500,000	Globalstar (a)(c)	810
	Satellite Mobile Voice & Data Carrier
		371,050
	> Semiconductors & Related Equipment 2.2%
12,300,000	Atmel (a)	99,630
	Microcontrollers, Radio Frequency, and Memory Semiconductors
6,842,000	ON Semiconductor (a)	52,820
	Mixed-signal & Power Management Semiconductors
5,000,000	Entegris (a)	43,625
	Semiconductor Materials Management Products
2,160,000	Microsemi (a)	36,180
	Analog/Mixed-signal Semiconductors
500,000	Littelfuse	21,490
	Little Fuses
1,900,000	IXYS (a)(b)	20,577
	Power Semiconductors
400,000	Hittite Microwave (a)	19,752
	Radio Frequency, Microwave & Millimeterwave Semiconductors

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Semiconductors & Related Equipment—continued
1,165,000	Monolithic Power Systems (a)	$17,556
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,765,000	Pericom Semiconductor (a)(b)	13,432
	Interface Integrated Circuits (ICs) & Frequency Control Products
2,290,000	TriQuint Semiconductor (a)	11,152
	Radio Frequency Semiconductors
415,000	Ultratech (a)	10,197
	Semiconductor Equipment
535,000	Supertex (a)	10,101
	Analog/Mixed Signal Semiconductors
		356,512
	> Telephone and Data Services 2.1%
9,500,000	tw telecom (a)(b)	184,110
	Fiber Optic Telephone/Data Services
1,400,000	AboveNet (a)(b)	91,014
	Metropolitan Fiber Communications Services
2,520,000	Cogent Communications (a)(b)	42,563
	Internet Data Pipelines
2,000,000	General Communications (a)	19,580
	Commercial Comm & Consumer CATV, Web & Phone in Alaska
1,500,000	Boingo Wireless (a)(c)	12,900
	Wholesale and Retail WiFi Networks
		350,167
	> Computer Services 1.2%
3,400,000	iGATE (a)(b)(c)	53,482
	IT & Business Process Outsourcing Services
680,000	Syntel	31,804
	Offshore IT Services
2,125,000	Virtusa (a)(b)	30,770
	Offshore IT Outsourcing
1,145,000	ExlService Holdings (a)	25,614
	Business Process Outsourcing
1,575,000	Genpact (a)	23,546
	Business Process Outsourcing
4,500,000	Hackett Group (a)(b)	16,830
	IT Integration & Best Practice Research
1,076,353	WNS - ADR (India) (a)	9,676
	Offshore BPO (Business Process Outsourcing) Services
		191,722
	> Gaming Equipment & Services 1.1%
3,725,000	Bally Technologies (a)(b)	147,361
	Slot Machines & Software
1,530,000	WMS Industries (a)	31,396
	Slot Machine Provider
		178,757
	> Telecommunications Equipment 1.0%
685,000	F5 Networks (a)	72,692
	Internet Traffic Management Equipment
1,905,000	Finisar (a)	31,899
	Optical Sub-systems and Components
2,330,000	Ixia (a)	24,488
	Telecom Network Test Equipment

Number of Shares		Value (000)
1,165,000	Polycom (a)	$18,990
	Video Conferencing Equipment
1,925,000	Infinera (a)	12,089
	Optical Networking Equipment
		160,158
	> Business Information & Marketing Services 0.9%
1,900,000	Verisk Analytics (a)	76,247
	Risk & Decision Analytics
900,000	FTI Consulting (a)	38,178
	Financial Consulting Firm
2,800,000	Navigant Consulting (a)(b)	31,948
	Financial Consulting Firm
505,000	RPX (a)	6,388
	Patent Aggregation and Defensive Patent Consulting
		152,761
	> CATV 0.9%
2,050,000	Discovery, Series C (a)	77,285
	CATV programming
1,250,000	Liberty Global, Series A (a)	51,287
	Cable TV Franchises Outside the USA
15,770	Jupiter Telecommunications (Japan)	15,963
	Largest Cable Service Provider in Japan
		144,535
	> Financial Processors 0.9%
2,429,000	Global Payments	115,086
	Credit Card Processor
5,000,000	Singapore Exchange (Singapore)	23,633
	Singapore Equity & Derivatives Market Operator
		138,719
	> Internet Related 0.9%
585,000	Equinix (a)	59,319
	Network Neutral Data Centers
1,450,000	TripAdvisor (a)	36,554
	Online Travel Research
700,500	Akamai (a)	22,612
	Content Delivery Network (CDN) for Better Delivery of Online Content
365,000	NetEase.com - ADR (China) (a)	16,370
	Chinese Online Gaming Services
423,040	Mail.ru - GDR (Russia) (a)(d)	10,999
	Internet Social Networking & Games for Russian Speakers
55,624	TheStreet.com	94
	Financial Information Websites
		145,948
	> Electronics Distribution 0.6%
3,125,000	Avnet (a)	97,156
	Electronic Components Distribution
		97,156
	> Contract Manufacturing 0.4%
3,800,000	Sanmina-SCI (a)	35,378
	Electronic Manufacturing Services
1,100,000	Plexus (a)	30,118
	Electronic Manufacturing Services
		65,496

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Entertainment Programming 0.1%
1,250,000	IMAX (Canada) (a)	$22,912
	IMAX Movies, Theatre Equipment and Theatre Joint Ventures
		22,912
	> Radio 0.1%
164,991	Saga Communications (a)	6,168
	Radio Stations in Small & Mid-sized Cities
1,527,700	Salem Communications (a)(b)	3,926
	Radio Stations for Religious Programming
		10,094
	> TV Broadcasting —%
2,500,000	Entravision Communications	3,900
	Spanish Language TV & Radio Stations
1,750,000	Gray Television (a)	2,835
	Mid Market Affiliated TV Stations
		6,735
	> Consumer Software —%
295,591	Carbonite (a)(c)	3,281
	Online File Storage
		3,281
	> Advertising —%
1,500,000	VisionChina Media - ADR (China) (a)	1,860
	Advertising on Digital Screens in China's Mass Transit System
		1,860
Information: Total		4,430,116
Industrial Goods & Services 19.0%
	> Machinery 11.0%
4,200,000	Donaldson (b)	285,936
	Industrial Air Filtration
6,750,000	Ametek	284,175
	Aerospace/Industrial Instruments
3,725,000	Kennametal	136,037
	Consumable Cutting Tools
3,000,000	Nordson	123,540
	Dispensing Systems for Adhesives & Coatings
2,775,000	Moog (a)(b)	121,906
	Motion Control Products for Aerospace, Defense & Industrial Markets
3,535,000	Pentair	117,680
	Pumps & Water Treatment
2,325,000	Clarcor	116,227
	Mobile & Industrial Filters
1,800,000	Pall	102,870
	Filtration & Fluids Clarification
2,250,000	HEICO (b)	88,537
	FAA Approved Aircraft Replacement Parts
2,200,000	ESCO Technologies (b)	63,316
	Automatic Electric Meter Readers
2,675,000	Oshkosh Corporation (a)	57,192
	Specialty Truck Manufacturer
1,150,000	WABCO Holdings (a)	49,910
	Truck & Bus Component Supplier
1,775,704	Generac (a)	49,773
	Standby Power Generators

Number of Shares		Value (000)
805,000	Toro	$48,831
	Turf Maintenance Equipment
600,000	Wabtec	41,970
	Freight & Transit Component Supplier
1,300,000	Kaydon	39,650
	Specialized Friction & Motion Control Products
566,497	Mine Safety Appliances	18,762
	Safety Equipment
212,972	Neopost (France)	14,350
	Postage Meter Machines
123,344	Middleby (a)	11,599
	Manufacturer of Cooking Equipment
10,000,000	Marel (Iceland) (a)	10,228
	Largest Manufacturer of Poultry & Fish Processing Equipment
100,000	Valmont Industries	9,079
	Center Pivot Irrigation Systems & Utility Poles
1,250,000	Spartan Motors	6,013
	Specialty Truck & Chassis Manufacturer
3,450,000	Jain Irrigation Systems (India)	5,611
172,500	Jain Irrigation Systems - DVR (India) (a)	115
	Agricultural Micro-irrigation Systems & Food Processing
		1,803,307
	> Industrial Materials & Specialty Chemicals 2.1%
1,750,000	Albemarle	90,143
	Refinery Catalysts and Other Specialty Chemicals
760,000	FMC Corporation	65,390
	Niche Specialty Chemicals
1,525,000	Novozymes (Denmark)	47,078
	Industrial Enzymes
1,500,000	Drew Industries (a)(b)	36,795
	RV & Manufactured Home Components
673,000	Sociedad Quimica y Minera de Chile - ADR (Chile) (c)	36,241
	Producer of Specialty Fertilizers, Lithium & Iodine
900,000	Albany International	20,808
	Paper Machine Clothing and Advanced Textiles
2,218,700	Kansai Paint (Japan)	19,761
	Paint Producer in Japan, India, China and Southeast Asia
420,000	Mersen (France)	12,693
	Advanced Industrial Materials
200,000	Silgan Holdings	7,728
	Metal & Plastic Packaging
		336,637
	> Other Industrial Services 1.9%
3,200,000	Expeditors International of Washington	131,072
	International Freight Forwarder
1,635,000	LKQ (a)	49,181
	Alternative Auto Parts Distribution
1,767,165	Imtech (Netherlands) (c)	45,777
	Electromechanical & ICT Installation & Maintenance

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Other Industrial Services—continued
1,300,000	Forward Air	$41,665
	Freight Transportation Between Airports
1,600,000	Mobile Mini (a)	27,920
	Portable Storage Units Leasing
750,000	UTI Worldwide	9,968
	Freight Forwarding & Logistics
1,500,000	Acorn Energy (b)	9,060
	Frac Well Exploration/Monitoring Device, Sonar Security,Electric Grid Monitoring
100,000	Arcadis (Netherlands)	1,566
	Engineering Consultants
		316,209
	> Construction 0.9%
1,725,000	Chicago Bridge & Iron	65,205
	Engineering & Construction for LNG & Petrochemicals
66,000	NVR (a)	45,276
	DC Homebuilder
1,300,000	Fortune Brands Home & Security (a)	22,139
	Home Building Supplies & Small Locks
1,800,000	Mills Estruturas e Servicos de Engenharia (Brazil)	17,081
	Civil Engineering & Construction
		149,701
	> Waste Management 0.7%
2,400,000	Waste Connections	79,536
	Solid Waste Management
560,000	Clean Harbors (a)	35,689
	Hazardous Waste Services & Disposal
		115,225
	> Electrical Components 0.7%
1,440,000	Acuity Brands	76,320
	Commercial Lighting Fixtures
1,500,000	Ushio (Japan)	21,559
	Industrial Light Sources
351,000	Saft Batteries (France)	9,926
	Niche Battery Manufacturer
		107,805
	> Outsourcing Services 0.6%
2,800,000	Quanta Services (a)	60,312
	Electrical & Telecom Construction Services
1,210,000	Insperity	30,673
	Professional Employer Organization
600,000	GP Strategies (a)	8,088
	Training Programs
		99,073
	> Industrial Distribution 0.6%
270,000	WW Grainger	50,541
	Industrial Distribution
2,600,000	Interline Brands (a)(b)	40,482
	Industrial Distribution
		91,023
	> Steel 0.3%
4,000,000	GrafTech International (a)	54,600
	Industrial Graphite Materials Producer
		54,600

Number of Shares		Value (000)
	> Conglomerates 0.2%
2,263,654	Aalberts Industries (Netherlands)	$38,028
	Flow Control & Heat Treatment
		38,028
Industrial Goods & Services: Total		3,111,608
Consumer Goods & Services 15.7%
	> Retail 4.2%
5,740,000	lululemon athletica (a)(b)	267,829
	Premium Active Apparel Retailer
3,510,000	Abercrombie & Fitch	171,429
	Teen Apparel Retailer
5,600,000	Pier 1 Imports (a)(b)	78,008
	Home Furnishing Retailer
3,070,000	Shutterfly (a)(b)	69,873
	Internet Photo-centric Retailer
5,225,000	Saks (a)(c)	50,944
	Luxury Department Store Retailer
525,000	DSW	23,210
	Branded Footwear Retailer
971,500	Teavana (a)(c)	18,245
	Specialty Tea Retailer
115,000	Fossil (a)	9,126
	Watch Designer & Retailer
1,371,366	Gaiam (a)(b)	4,443
	Healthy Living Catalogs & E-Commerce
66,000	The Fresh Market (a)	2,633
	Specialty Food Retailer
		695,740
	> Apparel 3.4%
2,100,000	Coach	128,184
	Designer & Retailer of Branded Leather Accessories
1,660,000	PVH	117,013
	Apparel Wholesaler and Retailer
2,190,000	Warnaco Group (a)(b)	109,587
	Global Branded Apparel Manufacturer
1,045,000	Deckers Outdoor (a)	78,971
	Fashion Footwear Wholesaler
1,507,000	True Religion Apparel (a)(b)	52,112
	Premium Denim
1,000,000	Hanesbrands (a)	21,860
	Apparel Wholesaler
600,000	Steven Madden (a)	20,700
	Wholesaler/Retailer of Fashion Footwear
530,000	Guess?	15,805
	Branded Apparel + Accessories + Licensor
580,000	Crocs (a)	8,567
	Branded Footwear Wholesaler & Retailer
		552,799
	> Travel 2.4%
3,850,000	Gaylord Entertainment (a)(b)	92,939
	Convention Hotels
1,680,000	Vail Resorts	71,165
	Ski Resort Operator & Developer
3,750,000	Hertz (a)	43,950
	Largest U.S. Rental Car Operator

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Travel—continued
1,450,000	Expedia	$42,079
	Online Travel Services Company
3,800,000	Avis Budget Group (a)	40,736
	Second Largest Car Rental Company
970,000	Choice Hotels	36,909
	Franchisor Of Budget Hotel Brands
1,400,000	HomeAway (a)(c)	32,550
	Vacation Rental Online Marketplace
2,000,000	Localiza Rent A Car (Brazil)	27,449
	Car Rental
		387,777
	> Food & Beverage 1.2%
1,170,000	Hansen Natural (a)	107,804
	Alternative Beverages
32,000,000	Olam International (Singapore)	52,453
	Agriculture Supply Chain Manager
1,050,000	Diamond Foods	33,884
	Snack Foods and Culinary Ingredients
240,000	Snyder's - Lance	5,400
	Snack Foods
1,750,000	GLG Life Tech (Canada) (a)(b)	1,575
	Produce an All-Natural Sweetener Extracted from the Stevia Plant
		201,116
	> Other Consumer Services 0.8%
2,190,000	Lifetime Fitness (a)(b)	102,382
	Sport & Fitness Club Operator
13,500,000	Lifestyle International (Hong Kong)	29,715
	Mid- to High-end Department Store Operator in Hong Kong & China
1,062,500	Move (a)	6,715
	Real Estate Internet Websites
1,325,000	IFM Investments (Century 21 China RE) - ADR (China) (a)	424
	Provide Real Estate Services in China
		139,236
	> Furniture & Textiles 0.8%
4,200,000	Knoll (b)	62,370
	Office Furniture
2,250,000	Herman Miller	41,512
	Office Furniture
1,750,000	Interface	20,195
	Modular & Broadloom Carpet
		124,077
	> Casinos & Gaming 0.7%
3,950,000	Pinnacle Entertainment (a)(b)	40,132
	Regional Casino Operator
850,000	Penn National Gaming (a)	32,359
	Regional Casino Operator
3,000,000	Melco Crown Entertainment - ADR (Hong Kong) (a)(c)	28,860
	Macau Casino Operator
12,000,000	MGM China Holdings (Hong Kong) (a)	15,611
	Macau Casino Operator
		116,962

Number of Shares		Value (000)
	> Other Durable Goods 0.5%
1,650,000	Jarden	$49,302
	Branded Household Products
460,000	Cavco Industries (a)(b)	18,428
	Manufactured Homes
400,000	Tesla Motors (a)(c)	11,424
	Design, Manufacture and Sell High Performance Electric Vehicles
		79,154
	> Consumer Goods Distribution 0.5%
2,015,000	Pool	60,652
	Distributor of Swimming Pool Supplies & Equipment
493,771	United Stationers	16,077
	Wholesale Distributor of Business Products
		76,729
	> Restaurants 0.3%
2,000,000	AFC Enterprises (a)(b)	29,400
	Popeye's Restaurants
450,000	Cheesecake Factory (a)	13,208
	Casual Dining Restaurants
675,000	Bravo Brio Restaurant Group (a)	11,576
	Upscale Casual Italian Restaurants
		54,184
	> Nondurables 0.3%
1,600,000	Helen of Troy (a)(b)	49,120
	Hair Dryers & Curling Irons
		49,120
	> Educational Services 0.3%
800,000	New Oriental Education & Technology - ADR (China) (a)	19,240
	China's Largest Private Education Service Provider
300,000	ITT Educational Services (a)(c)	17,067
	Post-secondary Degree Services
650,000	Universal Technical Institute (a)	8,307
	Vocational Training
2,000,000	Voyager Learning, Contingent Value Rights (a)(e)(f)	180
	Education Services for the K-12 Market
		44,794
	> Leisure Products 0.3%
1,100,000	Thor Industries	30,173
	RV & Bus Manufacturer
975,000	Skullcandy (a)(c)	12,207
	Lifestyle Branded Headphones
		42,380
	> Other Entertainment —%
265,000	CTS Eventim (Germany)	7,957
	Event Ticket Sales
		7,957
Consumer Goods & Services: Total		2,572,025
Finance 10.4%
	> Banks 4.1%
2,738,000	BOK Financial	150,398
	Tulsa Based S.W. Bank

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Banks—continued
2,337,313	Hancock Holding	$74,724
	Gulf Coast Bank
6,287,800	Associated Banc-Corp	70,235
	Midwest Bank
5,450,000	Valley National Bancorp (c)	67,416
	New Jersey/New York Bank
1,275,000	City National	56,329
	Bank & Asset Manager
4,300,000	CVB Financial (c)	43,129
	Inland Empire Business Bank
2,360,000	MB Financial	40,356
	Chicago Bank
810,000	SVB Financial Group (a)	38,629
	Bank to Venture Capitalists
2,200,000	TCF Financial	22,704
	Great Lakes Bank
4,299,507	First Busey	21,498
	Illinois Bank
1,121,188	Sandy Spring Bancorp	19,677
	Baltimore, D.C. Bank
1,350,000	TriCo Bancshares (b)	19,197
	California Central Valley Bank
811,295	Hudson Valley	17,216
	Metro New York City Bank
1,940,318	TrustCo Bank	10,885
	New York State Bank
706,559	Eagle Bancorp (a)	10,273
	Metro D.C. Bank
246,505	Pacific Continental Bank	2,182
	Pacific Northwest Bank
158,389	Green Bankshares (a)	200
	Tennessee Bank
		665,048
	> Insurance 2.7%
2,820,000	Leucadia National	64,127
	Insurance Holding Company
8,900,000	CNO Financial Group (a)	56,159
	Life, Long-term Care & Medical Supplement Insurance
1,200,000	Delphi Financial Group	53,160
	Workers Comp & Group Employee Benefit Products & Services
1,120,000	Hanover Insurance Group	39,144
	Personal & Commercial Lines Insurance
2,050,000	Selective Insurance Group	36,347
	Commercial & Personal Lines Insurance
1,675,000	Tower Group	33,785
	Commercial & Personal Lines Insurance
832,000	Willis Group (Ireland)	32,282
	Insurance Broker
500,000	Allied World Holdings	31,465
	Commercial Lines Insurance/Reinsurance
1,100,000	HCC Insurance Holdings	30,250
	Specialty Insurance
762,252	Kemper	22,265
	Multi-line Insurance
216,766	Enstar Group (a)	21,286
	Insurance/Reinsurance & Related Services

Number of Shares		Value (000)
900,000	Brown & Brown	$20,367
	Insurance Broker
300,000	Assured Guaranty	3,942
	Global Muni Bond Insurance
		444,579
	> Finance Companies 1.9%
1,505,202	World Acceptance (a)(b)	110,632
	Personal Loans
2,150,000	McGrath Rentcorp (b)	62,328
	Temporary Space & IT Rentals
1,834,695	Aaron's	48,950
	Rent to Own
3,400,000	H&E Equipment Services (a)(b)	45,628
	Heavy Equipment Leasing
1,123,400	CAI International (a)(b)	17,368
	International Container Leasing
1,091,000	Marlin Business Services (b)	13,856
	Small Equipment Leasing
78,500	Textainer Group Holdings	2,286
	Top International Container Leasor
		301,048
	> Brokerage & Money Management 1.2%
6,198,000	SEI Investments	107,535
	Mutual Fund Administration & Investment Management
3,700,000	Eaton Vance	87,468
	Specialty Mutual Funds
1,000,000	Artio Global Investors (c)	4,880
	International Asset Manager
		199,883
	> Credit Cards 0.3%
400,000	Alliance Data Systems (a)	41,536
	Diversified Credit Card Provider
180,000	Wright Express (a)	9,770
	Pay Card Processor
		51,306
	> Savings & Loans 0.2%
400,000	Financial Engines (a)	8,932
	Asset Management for 401k Plans
1,010,000	Provident New York Bancorp	6,706
	New York State Thrift
470,000	ViewPoint Financial	6,115
	Texas Thrift
452,146	Kaiser Federal	5,797
	Los Angeles Savings & Loan
65,991	Berkshire Hills Bancorp	1,464
	Northeast Thrift
		29,014
Finance: Total		1,690,878
Energy & Minerals 9.5%
	> Oil Services 4.2%
6,036,100	FMC Technologies (a)	315,265
	Oil & Gas Wellhead Manufacturer
1,988,054	Fugro (Netherlands)	115,517
	Sub-sea Oilfield Services

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Oil Services—continued
2,114,000	Atwood Oceanics (a)	$84,116
	Offshore Drilling Contractor
743,000	Oil States International (a)	56,743
	Diversified North American Oil Service Provider
1,670,000	ShawCor (Canada)	47,342
	Oil & Gas Pipeline Products
1,000,000	Hornbeck Offshore (a)	31,020
	Supply Vessel Operator in U.S. Gulf of Mexico
1,056,600	Black Diamond Group (Canada)	19,146
	Provides Accommodations/Equipment for Oil Sands Development
2,890,900	Horizon North Logistics (Canada)	13,224
	Provides Diversified Oil Service Offering in Northern Canada
4,435,000	Tuscany International Drilling (Colombia) (a)	2,612
	South America Based Drilling Rig Contractor
		684,985
	> Oil & Gas Producers 3.6%
4,300,000	Pacific Rubiales Energy (Colombia) (c)	79,056
	Oil Production & Exploration in Colombia
900,000	SM Energy	65,790
	Oil and Gas Producer
2,400,000	Tullow Oil (United Kingdom)	52,255
	Oil and Gas Producer
695,000	Range Resources	43,048
	Oil and Gas Producer
974,000	Rosetta Resources (a)	42,369
	Oil and Gas Producer Exploring in South Texas and Montana
2,700,000	Denbury Resources (a)	40,770
	Oil Producer Using Co2 Injection
650,000	Baytex (Canada) (c)	36,349
	Oil & Gas Producer in Canada
2,160,000	Athabasca Oil Sands (a)	26,482
	Oil Sands SAGD & Alberta Deep Basin Development
1,140,000	Celtic Exploration (Canada) (a)	25,592
	Canadian Oil and Gas Producer
840,000	Oasis Petroleum (a)	24,436
	Oil Producer in North Dakota
2,200,000	Kodiak Oil and Gas (a)	20,900
	Bakken Oil & Gas Producer
250,000	Cabot Oil and Gas	18,975
	Large Natural Gas Producer in Appalachia and Gulf Coast
550,000	Swift Energy (a)	16,346
	Oil and Gas Exploration and Production
1,399,000	Crew Energy (Canada) (a)	15,449
	Canadian Oil and Gas Producer
638,000	Northern Oil & Gas (a)(c)	15,299
	Small E&P Company in North Dakota Bakken
900,000	Houston American Energy (a)(c)	10,971
	Oil and Gas Exploration/Production in Colombia
27,000,000	ShaMaran Petroleum (Iraq) (a)	9,409
	Oil Exploration in Kurdistan

Number of Shares		Value (000)
7,582,928	PetroMagdalena Energy (Colombia) (a)(b)(c)	$9,081
	Oil & Gas Exploration / Production in Colombia
26,000,000	Petrodorado (Colombia) (a)(b)	5,232
24,000,000	Petrodorado - Warrants (Colombia) (a)(e)(f)	895
	Oil & Gas Exploration/Production in Colombia, Peru & Paraguay
37,500,000	Petromanas (Canada) (a)(b)	5,706
18,750,000	Petromanas - Warrants (Canada) (a)(e)	136
	Exploring for Oil in Albania
5,917,100	Canacol (Colombia) (a)	4,472
	Oil Producer in South America
30,275,000	Petroamerica (Colombia) (a)(b)	3,120
	Oil Exploration & Production in Colombia
8,400,000	Canadian Overseas Petroleum (United Kingdom) (a)(e)	2,788
4,200,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(e)(f)	332
	Oil & Gas Exploration/Production in the North Sea
75,071	Southwestern Energy (a)	2,398
	Oil and Gas Producer
1,198,100	Pan Orient (Canada) (a)	2,293
	Growth Oriented, Return Focused Asian Explorer
41,100,000	Quetzal Energy (Colombia) (a)(b)(e)	1,549
8,900,000	Quetzal Energy (Colombia) (a)(b)	350
	Explores for Oil & Gas in Latin America
		581,848
	> Mining 1.4%
545,000	Core Laboratories (Netherlands)	62,102
	Oil & Gas Reservoir Consulting
1,600,000	Silver Wheaton (Canada)	46,336
	Silver Mining Royalty Company
15,000,000	Zhaojin Mining Industry (China)	23,792
	Gold Mining and Refining in China
1,150,000	Ivanhoe Mines (Mongolia) (a)	20,421
	Copper Mine Project in Mongolia
2,800,000	Alexco Resource (a)	19,068
	Mining, Exploration & Environmental Services
4,432,000	Northam Platinum (South Africa)	16,471
	Platinum Mining in South Africa
7,500,000	Duluth Metals (Canada) (a)(b)	15,387
	Copper & Nickel Miner
920,000	Kirkland Lake Gold (Canada) (a)	13,925
	Gold Mining
12,000,000	Mongolian Mining (Mongolia) (a)	8,997
	Coking Coal Mining in Mongolia
800,000	Augusta Resource (a)(c)	2,480
	U.S. Copper/Molybdenum Mine
4,000,000	Wolverine Minerals (Canada) (a)(b)(e)	716
2,000,000	Wolverine Minerals - Warrants (Canada) (a)(e)(f)	5
	Gold Miner

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Mining—continued
500,000	Duluth Exploration - Special Warrants (Canada) (a)(e)(f)	$44
	Copper & Nickel Miner
		229,744
	> Alternative Energy 0.1%
2,800,000	GT Solar International (a)	20,272
	Largest Manufacturer of Furnaces & Reactors to Produce & Cast Polysilicon
1,210,300	Synthesis Energy Systems (China) (a)	1,876
	Owner / Operator of Gasification Plants
		22,148
	> Oil Refining, Marketing & Distribution 0.1%
300,000	Vopak (Netherlands)	15,851
	World's Largest Operator of Petroleum and Chemical Storage Terminals
		15,851
	> Agricultural Commodities 0.1%
1,250,000	Union Agriculture Group (Argentina) (a)(e)(f)	12,463
	Farmland Operator in Uruguay
		12,463
Energy & Minerals: Total		1,547,039
Health Care 9.4%
	> Biotechnology & Drug Delivery 3.5%
4,315,000	BioMarin Pharmaceutical (a)	148,350
	Biotech Focused on Orphan Diseases
6,153,000	Seattle Genetics (a)(b)(c)	102,847
	Antibody-based Therapies for Cancer
3,033,715	Auxilium Pharmaceuticals (a)(b)	60,462
	Biotech Focused on Niche Disease Areas
1,170,000	Onyx Pharmaceuticals (a)	51,421
	Commercial-stage Biotech Focused on Cancer
6,702,347	Micromet (a)(b)	48,190
	Next-generation Antibody Technology
6,000,000	NPS Pharmaceuticals (a)(b)	39,540
	Orphan Drugs & Healthy Royalties
2,950,000	InterMune (a)	37,170
	Drugs for Pulmonary Fibrosis & Hepatitis C
3,430,000	Isis Pharmaceuticals (a)	24,730
	Biotech Pioneer in Anti-sense Drugs
4,550,000	Chelsea Therapeutics International (a)(b)	23,342
	Biotech Focused on Rare Diseases
3,455,000	Raptor Pharmaceutical (a)(b)(c)	21,628
	Orphan Drug Company
1,740,000	Anthera Pharmaceuticals (a)	10,684
	Biotech Focused on Cardiovascular, Cancer & Immunology
359,944	MicroDose Therapeutx (a)(e)(f)	270
	Drug Inhaler Development
		568,634
	> Medical Equipment & Devices 3.0%
3,208,000	Alexion Pharmaceuticals (a)	229,372
	Biotech Focused on Orphan Diseases
2,075,000	Sirona Dental Systems (a)	91,383
	Manufacturer of Dental Equipment

Number of Shares		Value (000)
1,975,000	Hill-Rom Holdings	$66,538
	Hospital Beds/Patient Handling
860,000	Gen-Probe (a)	50,843
	Molecular In-vitro Diagnostics
550,000	Haemonetics (a)	33,671
	Blood & Plasma Collection Equipment
570,000	Orthofix International (a)	20,081
	Bone Fixation & Stimulation Devices
		491,888
	> Medical Supplies 1.3%
3,200,000	Cepheid (a)	110,112
	Molecular Diagnostics
2,126,000	Patterson Companies	62,760
	Dental/Vet/Med Distributor
650,000	Henry Schein (a)	41,879
	Largest Distributor of Healthcare Products
		214,751
	> Health Care Services 1.1%
665,000	Mednax (a)	47,887
	Physician Mgmt for Pediatric and Anesthesia Practices
2,075,000	HealthSouth (a)	36,665
	Inpatient Rehabalitation Facilities
850,000	HMS Holdings (a)	27,183
	Cost Containment Services
4,900,000	eResearch Technology (a)(b)	22,981
	Clinical Research Services
1,875,000	Health Management Associates (a)	13,819
	Non-urban Hospitals
700,000	Allscripts Healthcare Solutions (a)	13,258
	IT for Physician Offices and Hospitals
625,000	Community Health Systems (a)	10,906
	Non-Urban Hospitals
		172,699
	> Pharmaceuticals 0.5%
4,432,716	Akorn (a)	49,292
	Develops, Manufactures & Sells Specialty Generic Drugs
3,388,000	Adcock Ingram Holdings (South Africa)	25,916
	Manufacturer of Pharmaceuticals and Medical Supplies
1,095,000	Horizon Pharma (a)(b)(c)	4,380
	Specialty Pharma Company
2,040,000	Alimera Sciences (a)(b)(c)	2,550
	Ophthalmology-focused Pharmaceutical Company
		82,138
Health Care: Total		1,530,110
Other Industries 6.2%
	> Real Estate 3.8%
3,350,000	DuPont Fabros Technology (b)(c)	81,137
	Technology-focused Office Buildings
750,000	Federal Realty Investment Trust	68,063
	Shopping Centers
3,700,000	Associated Estates Realty (b)	59,015
	Multi-family Properties
3,000,000	BioMed Realty Trust	54,240
	Life Science-focused Office Buildings

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

Number of Shares		Value (000)
	> Real Estate—continued
720,000	Digital Realty Trust (c)	$48,002
	Technology-focused Office Buildings
1,850,000	Extra Space Storage	44,826
	Self Storage Facilities
1,120,000	Kilroy Realty	42,638
	West Coast Office and Industrial Properties
975,000	Post Properties	42,627
	Multifamily Properties
3,000,000	Education Realty Trust	30,690
	Student Housing
43,000,000	Mapletree Logistics Trust (Singapore)	27,988
	Industrial Property Landlord
530,000	Macerich	26,818
	Regional Shopping Malls
15,000,000	Ascendas REIT (Singapore)	21,180
	Singapore Industrial Property Landlord
3,750,000	DCT Industrial Trust	19,200
	Industrial Properties
3,500,000	Kite Realty Group (b)	15,785
	Community Shopping Centers
1,000,000	St. Joe (a)(c)	14,660
	Florida Panhandle Landowner
1,500,000	Summit Hotel Properties (b)	14,160
	Owner of Select Service Hotels
2,800	Orix JREIT (Japan)	11,515
	Diversified REIT
37,407	Security Capital Euro Realty (Luxembourg) (a)(e)(f)(g)	—
	Self Storage Properties
		622,544
	> Transportation 1.4%
2,800,000	Rush Enterprises, Class A (a)(b)	58,576
550,000	Rush Enterprises, Class B (a)(b)	9,443
	Truck Sales and Service
1,260,000	World Fuel Services	52,895
	Global Fuel Broker
1,155,000	JB Hunt Transport Services	52,056
	Truck & Intermodal Carrier
2,400,000	Heartland Express	34,296
	Regional Trucker
300,000	Genesee & Wyoming (a)	18,174
	Short-line Operator
		225,440
	> Regulated Utilities 1.0%
2,000,000	Northeast Utilities	72,140
	Regulated Electric Utility
1,800,000	Wisconsin Energy	62,928
	Wisconsin Utility
500,000	Allete	20,990
	Regulated Electric Utility- Minnesota
200,000	Red Eléctrica de España (Spain)	8,559
	Spanish Power Transmission
		164,617
Other Industries: Total		1,012,601
Total Equities: 97.3% (Cost: $10,899,548)		15,894,377

Number of Shares		Value (000)
Securities Lending Collateral 2.3%
382,045,475	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (h)	$382,045
Total Securities Lending Collateral:	(Cost: $382,045)	382,045
Total Investments: 99.6% (Cost: $11,281,593)(i)(j)		16,276,422
Obligation to Return Collateral for Securities Loaned: (2.3)%		(382,045)
Cash and Other Assets Less Liabilities: 2.7%		442,198
Total Net Assets: 100.0%		$16,336,575

ADR - American Depositary Receipts

DVR - Differential Voting Right Equity Shares

GDR - Global Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
AboveNet	1,200,000	200,000	-	1,400,000	$91,014	$-
Acorn Energy	-	1,500,000	-	1,500,000	9,060	53
AFC Enterprises	2,000,000	-	-	2,000,000	29,400	-
Akorn*	2,659,068	2,340,932	567,284	4,432,716	49,292	-
Allos Therapeutics*	7,035,000	-	7,035,000	-	-	-
Alimera Sciences	361,450	1,678,550	-	2,040,000	2,550	-
Anthera Pharmaceuticals*	1,450,000	290,000	-	1,740,000	10,684	-
Array Biopharma*	3,500,000	-	3,500,000	-	-	-
Art Technology Group*	9,000,000	-	9,000,000	-	-	-
Associated Estates Realty	2,200,000	1,500,000	-	3,700,000	59,015	1,717
Auxilium Pharmaceuticals	1,200,000	1,833,715	-	3,033,715	60,462	-
Bally Technologies	3,725,000	-	-	3,725,000	147,361	-
Blackbaud*	2,250,000	-	569,802	1,680,198	46,541	810
CAI International	1,650,000	-	526,600	1,123,400	17,368	-
Cavco Industries	180,000	280,000	-	460,000	18,428	-
Cepheid*	2,415,000	785,000	-	3,200,000	110,112	-
Chelsea Therapeutics International	3,449,900	1,100,100	-	4,550,000	23,342	-
Clarcor*	2,565,000	-	240,000	2,325,000	116,227	1,356
Cogent Communications	2,800,000	-	280,000	2,520,000	42,563	-
Constant Contact	1,400,000	950,000	-	2,350,000	54,543	-
Diamond Foods*	1,300,000	-	250,000	1,050,000	33,884	217
Donaldson	4,200,000	-	-	4,200,000	285,936	1,806
Drew Industries	1,260,000	240,000	-	1,500,000	36,795	-
Duluth Metals	3,154,000	4,346,000	-	7,500,000	15,387
DuPont Fabros Technology	1,935,579	1,414,421	-	3,350,000	81,137	684
Education Realty Trust*	3,000,000	-	-	3,000,000	30,690	510
eResearch Technology	4,250,000	650,000	-	4,900,000	22,981	-
ESCO Technologies	2,200,000	-	-	2,200,000	63,316	704
Gaiam	1,371,366	-	-	1,371,366	4,443	-
Gaylord Entertainment	3,850,000	-	-	3,850,000	92,939	-
GLG Life Tech	1,200,000	550,000	-	1,750,000	1,575	-
H&E Equipment Services	3,000,000	400,000	-	3,400,000	45,628	-
Hackett Group	4,500,000	-	-	4,500,000	16,830	-
HEICO+	1,700,000	550,000	-	2,250,000	88,537	237
Helen of Troy	1,600,000	-	-	1,600,000	49,120	-
Horizon Pharma	-	1,095,000	-	1,095,000	4,380
iGATE	2,913,065	500,000	13,065	3,400,000	53,482	-
II-VI+	2,225,000	2,325,000	-	4,550,000	83,538	-
Informatica*	5,200,000	150,000	500,000	4,850,000	179,110	-
Interline Brands	2,600,000	-	-	2,600,000	40,482	-
IPG Photonics	2,710,000	70,000	-	2,780,000	94,159	-
IXYS	1,900,000	-	-	1,900,000	20,577	-
Kenexa	2,025,000	-	325,000	1,700,000	45,390	-
Kite Realty Group	3,050,000	450,000	-	3,500,000	15,785	732
Knoll	4,000,000	200,000	-	4,200,000	62,370	1,060
Lifetime Fitness	2,190,000	-	-	2,190,000	102,382	-
lululemon athletica+	4,035,000	3,950,000	2,245,000	5,740,000	267,829	-
Marlin Business Services	1,091,000	-	-	1,091,000	13,856	65
MB Financial*	2,860,000	-	500,000	2,360,000	40,356	86
McGrath Rentcorp	2,350,000	-	200,000	2,150,000	62,328	2,105
Mettler Toledo	1,600,000	-	-	1,600,000	236,336
Micromet	5,500,000	1,202,347	-	6,702,347	48,190	-
Moog	1,820,000	955,000	-	2,775,000	121,906	-
Nabi Biopharmaceuticals*	1,383,454	1,916,546	3,300,000	-	-	-
Nanosphere*	1,480,056	-	1,480,056	-	-	-
Navigant Consulting	3,100,000	-	300,000	2,800,000	31,948	-
NPS Pharmaceuticals	3,200,000	2,800,000	-	6,000,000	39,540	-
Orko Silver*	10,000,000	-	10,000,000	-	-	-

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
Orthofix International*	1,150,000	-	580,000	570,000	$20,081	$-
PAETEC Holding	9,600,000	-	9,600,000	-	-	-
Pericom Semiconductor	1,765,000	-	-	1,765,000	13,432	-
Petroamerica	30,275,000	-	-	30,275,000	3,120	-
Petrodorado	24,000,000	2,000,000	-	26,000,000	5,232	-
Petrolifera Petroleum*	13,950,000	-	13,950,000	-	-	-
PetroMagdalena Energy+	-	7,582,928	-	7,582,928	9,081
Petromanas	37,500,000	-	-	37,500,000	5,706	-
Pier 1 Imports	5,600,000	-	-	5,600,000	78,008
Pinnacle Entertainment	3,400,000	550,000	-	3,950,000	40,132	-
Quetzal Energy	-	50,000,000	-	50,000,000	1,899	-
Raptor Pharmaceutical	-	3,455,000	-	3,455,000	21,628	-
Rush Enterprises	3,350,000	-	-	3,350,000	68,019	-
Salem Communications	1,541,000	-	13,300	1,527,700	3,926	-
Seattle Genetics	4,180,918	2,472,082	500,000	6,153,000	102,847
Shutterfly	1,700,000	1,370,000	-	3,070,000	69,873	-
Spanish Broadcasting System*+	2,400,000	240,000	2,640,000	-	-	-
SPS Commerce	856,429	43,571	-	900,000	23,355	-
Summit Hotel Properties	-	1,500,000	-	1,500,000	14,160	399
Supertex*	1,035,000	-	500,000	535,000	10,101	-
Talbots*	4,150,000	-	4,150,000	-	-	-
THQ*	3,567,000	-	3,567,000	-	-	-
TriCo Bancshares	1,350,000	-	-	1,350,000	19,197	365
True Religion Apparel	2,047,000	-	540,000	1,507,000	52,112	-
Tuscany International Drilling*	10,719,200	-	6,284,200	4,435,000	2,612	-
tw telecom	9,500,000	-	-	9,500,000	184,110	-
Tyler Technologies	2,000,000	-	300,000	1,700,000	51,187	-
Universal Technical Institute*	1,700,000	-	1,050,000	650,000	8,307	-
Virtusa	2,000,000	125,000	-	2,125,000	30,770	-
Warnaco Group	2,190,000	-	-	2,190,000	109,587	-
Wolverine Minerals	-	4,000,000	-	4,000,000	716	-
World Acceptance	1,505,202	-	-	1,505,202	110,632	-
Total of Affiliated Transactions	339,825,687	109,561,192	84,506,307	364,880,572	$4,380,934	$12,906

*  At December 31, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

+  Includes the effects of a stock split.

  The aggregate cost and value of these companies at December 31, 2011, were $2,644,726 and $3,722,937, respectively. Investments in affiliated companies represented 22.79% of the Fund's total net assets at December 31, 2011.

(c)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $371,484.

(d)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2011 this security had an aggregate value of $10,999, which represented 0.07% of total net assets.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities, are valued at fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $19,378 which represented 0.12% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-12/16/11	1,250,000	$15,000	$12,463
Canadian Overseas Petroleum	11/24/10	8,400,000	3,591	2,788
Quetzal Energy	1/14/11	41,100,000	5,193	1,549
Petrodorado - Warrants	11/20/09	24,000,000	2,965	895
Wolverine Minerals	6/3/11	4,000,000	2,005	716
Canadian Overseas Petroleum - Warrants	11/24/10	4,200,000	526	332
MicroDose Therapeutx	11/24/00	359,944	2,005	270
Voyager Learning, Contingent Value Rights	12/24/09	2,000,000	-	180
Petromanas - Warrants	5/20/10	18,750,000	1,086	136
Duluth Exploration - Special Warrants	8/19/11	500,000	-	44
Wolverine Minerals - Warrants	6/3/11	2,000,000	243	5
Security Capital Euro Realty	8/20/98-7/20/99	37,407	205	-
			$32,819	$19,378

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(f)  Illiquid security.

(g)  Security has no value.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  At December 31, 2011 for federal income tax purposes, the cost of investments was $11,332,536 and net unrealized appreciation was $4,943,887 consisting of gross unrealized appreciation of $5,820,886 and gross unrealized depreciation of $(876,999).

(j)  On December 31, 2011, the market value of foreign securities represented 9.17% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percentage of Net Assets
Canada	$266,137	1.63
Netherlands	278,841	1.71
Singapore	125,254	0.77
Colombia	106,367	0.65
Hong Kong	74,186	0.45
Sweden	77,227	0.47
Japan	68,798	0.42
China	63,562	0.39
United Kingdom	55,375	0.34
France	48,156	0.29
Denmark	47,078	0.29
Brazil	44,530	0.27
South Africa	42,387	0.26
Chile	36,241	0.22
	Value	Percentage of Net Assets
Ireland	$32,282	0.20
Mongolia	29,418	0.18
Israel	27,560	0.17
India	15,402	0.09
Argentina	12,463	0.08
Russia	10,999	0.07
Iceland	10,228	0.06
Iraq	9,409	0.06
Spain	8,559	0.05
Germany	7,957	0.05
Luxembourg	-	-
Total Foreign Portfolio	$1,498,416	9.17

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$4,291,107	$139,009	$-	$4,430,116
Industrial Goods & Services	2,884,916	226,692	-	3,111,608
Consumer Goods & Services	2,466,109	105,736	180	2,572,025
Finance	1,690,878	-	-	1,690,878
Energy & Minerals	1,295,228	239,304	12,507	1,547,039
Health Care	1,503,924	25,916	270	1,530,110
Other Industries	943,359	69,242	-	1,012,601
Total Equities	15,075,521	805,899	12,957	15,894,377
Total Securities Lending Collateral	382,045	-	-	382,045
Total Investments	$15,457,566	$805,899	$12,957	$16,276,422

See accompanying notes to financial statements.

Columbia Acorn Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$110,688	$16,715	$16,715	$110,688

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period and as resale restrictions no longer apply.

  Foreign exchange-traded financial assets were transferred from Level 1 to Level 2 due to application of a systematic fair valuation model.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Consumer Goods & Services	$262	$-	$(82)	$-	$-	$-	$-	$180
Energy & Minerals	15,000	-	(2,594)	101	-	-	-	12,507
Health Care	103	(7,780)	7,947	-	-	-	-	270
	$15,365	$(7,780)	$5,271	$101	$-	$-	$-	$12,957

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(2,500). This amount is included in net change in unrealized appreciation (depreciation) on the Statements of Changes in Net Assets.

  For more information on valuation inputs, and their aggregation into the levels used in the tables above, please refer to the Security Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Asia
> Japan
Asahi Diamond Industrial	1,851,900	1,885,600
Disco	0	306,000
FP Corporation	0	254,000
Ibiden	883,144	1,143,144
Japan Airport Terminal	2,052,572	2,137,272
Kuraray	2,129,100	2,981,100
NGK Insulators	0	2,400,000
Park24	736,600	2,263,000
> Taiwan
Advantech	3,458,700	6,603,000
Chroma Ate	7,025,500	9,857,400
CTCI Corp	9,315,800	13,957,000
Far Eastone Telecom	33,118,800	36,606,000
Lung Yen	510,800	2,468,300
PC Home	0	2,268,000
Simplo Technology	3,678,530	5,614,530
St. Shine Optical	2,240,000	2,450,000
Taiwan Mobile	0	6,647,000
Tripod Technologies	5,613,270	10,147,270
> China
Digital China	11,165,300	12,446,800
NetEase.com - ADR	401,000	644,000
New Oriental Education & Technology - ADR	965,387	1,100,000
> Hong Kong
AAC Technologies	0	8,475,000
L'Occitane International	15,000,000	15,625,000
> India
Shriram Transport Finance	767,100	1,550,000
Titan Industries	0	791,352
United Breweries	1,203,445	1,500,251
> Korea
Handsome	0	61,600
> Indonesia
Jasa Marga	0	6,937,300
Tower Bersama Infrastructure	0	13,942,000
> Thailand
Home Product Center	104,039,000	120,000,000
> Philippines
Manila Water Company	14,299,600	19,454,700
SM Prime Holdings	63,272,200	69,967,000
> Cambodia
Nagacorp	40,438,400	42,522,600

	Number of Shares
	09/30/11	12/31/11
Europe
> United Kingdom
Greggs	0	467,193
> Germany
Bertrandt	0	165,400
Wirecard	2,286,441	2,500,000
> Switzerland
Dufry Group	286,300	324,000
> Italy
Geox	4,973,000	5,300,000
Pirelli	0	1,756,000
> Belgium
EVS Broadcast Equipment	332,977	438,880
Other Countries
> United States
Hornbeck Offshore	0	555,500
Textainer Group Holdings	838,297	965,297
> Canada
Alliance Grain Traders	754,800	868,000
Athabasca Oil Sands	0	731,000
Celtic Exploration	505,000	721,000
Crew Energy	678,000	1,043,000
Latin America
> Brazil
Multiplus	1,179,000	1,200,000
Odontoprev	0	1,500,000

See accompanying notes to financial statements.

Columbia Acorn International

Major Portfolio Changes in the Fourth Quarter (Unaudited), continued

	Number of Shares
	09/30/11	12/31/11
Sales
Asia
> Japan
Asics	2,116,900	0
Hamamatsu Photonics	765,554	479,854
Kakaku.com	530,500	0
Kamigumi	634,794	0
Kansai Paint	8,187,600	7,044,100
Nippon Sheet Glass	6,107,300	0
Start Today	938,400	527,001
> Taiwan
China Steel Chemical	2,748,000	0
Formosa International Hotels	1,580,717	468,917
President Chain Store	7,017,009	7,000,000
Sinyi Realty	1,211,280	0
Taiwan Hon Chuan	11,315,800	10,357,000
> Singapore
Ascendas REIT	23,489,149	21,600,000
CDL Hospitality Trust	21,890,000	18,000,000
Mapletree Industrial Trust	42,675,997	39,000,000
Mapletree Logistics Trust	53,383,000	50,000,000
> China
Jiangsu Expressway	23,596,000	0
Noah Holdings - ADR	800,000	493,398
Wasion Group	8,479,200	0
> Hong Kong
Hutchison Port Holdings Trust	32,000,000	0
> India
Infrastructure Development Finance	3,807,700	0
> Korea
MegaStudy	129,332	63,916
NHN	160,150	101,150
Europe
> United Kingdom
Cobham	5,804,000	0
FlyBe	1,499,183	0
Intertek Group	1,853,000	1,480,000
JLT Group	3,644,400	3,000,000
Kesa Electricals	9,009,000	2,533,060
Workspace Group	8,028,385	8,000,000
> Netherlands
Fugro	844,967	687,967
USG People	454,772	0
Vopak	1,189,424	317,424

	Number of Shares
	09/30/11	12/31/11
> France
Eurofins Scientific	554,800	532,368
Mersen	556,874	460,000
Neopost	631,797	555,324
Pierre & Vacances	322,605	0
Teleperformance	1,158,000	0
> Switzerland
Bank Sarasin & Cie	773,707	696,331
Kuehne & Nagel	350,445	296,145
> Ireland
Aryzta	395,008	0
Paddy Power	350,000	289,400
United Drug	9,700,000	9,074,112
> Finland
Poyry	409,248	0
Other Countries
> United States
Alexion Pharmaceuticals	887,431	627,431
Atwood Oceanics	1,373,080	952,080
Bristow	421,732	0
FMC Technologies	707,213	606,253
> Canada
Black Diamond Group	1,189,576	1,049,576
Eacom Timber	13,000,000	0
Petromanas	12,500,000	0
ShawCor	1,790,397	1,212,597
> Australia
SAI Global	5,806,600	0
Latin America
> Brazil
Mills Estruturas e Servicos de Engenharia	3,184,900	2,303,200
MRV Engenharia	3,634,800	3,500,000
> Guatemala
Tahoe Resources	963,600	932,600

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 96.8%
Asia 43.3%
	> Japan 18.3%
7,044,100	Kansai Paint	$62,739
	Paint Producer in Japan, India, China and Southeast Asia
22,694,000	Seven Bank	44,410
	ATM Processing Services
2,981,100	Kuraray	42,307
	Special Resin, Fine Chemical, Fibers & Textures
1,995,438	Aeon Delight	40,226
	Facility Maintenance & Management
1,697,200	Hoshizaki Electric	39,817
	Commercial Kitchen Equipment
1,139,000	Gree	39,155
	Mobile Social Networking Game Developer/Platform
23,790	Wacom (a)(b)	36,080
	Computer Graphic Illustration Devices
677,892	Ain Pharmaciez	32,621
	Dispensing Pharmacy/Drugstore Operator
7,780	Orix JREIT	31,996
	Diversified REIT
16,005	Advance Residence Investment	30,877
	Residential REIT
2,263,000	Park24	29,932
	Parking Lot Operator
2,400,000	NGK Insulators	28,415
	Ceramic Products for Auto, Power & Electronics
2,137,272	Japan Airport Terminal	27,813
	Airport Terminal Operator at Haneda
295,762	Nakanishi	27,295
	Dental Tools & Machinery
937,651	Kintetsu World Express	27,235
	Airfreight Logistics
25,769,649	Shinsei Bank	26,645
	Commercial Bank
25,979	Jupiter Telecommunications	26,296
	Largest Cable Service Provider in Japan
855,604	Tsumura	25,223
	Traditional Chinese/Japanese Herbal Rx Drugs (Kampo)
1,055,562	Glory	22,706
	Currency Handling Systems & Related Equipment
1,885,600	Asahi Diamond Industrial	22,690
	Consumable Diamond Tools
1,143,144	Ibiden	22,506
	Electronic Parts & Ceramics
2,600,000	Shimadzu	21,926
	Analytical Instrument, Medical & Industrial Equipment
1,277,429	Daiseki	20,756
	Waste Disposal and Recycling
1,405,739	Ushio	20,204
	Industrial Light Sources
469,500	Pigeon	19,136
	Baby Care Products

Number of Shares		Value (000)
2,874	Fukuoka REIT	$18,883
	Diversified REIT in Fukuoka
732,108	Icom	18,722
	Two Way Radio Communication Equipment
880,474	Aeon Mall	18,679
	Suburban Shopping Mall Developer, Owner & Operator
5,540	Mori Hills REIT Investment	18,092
	Tokyo Centric Diversified REIT
636,250	Miura	17,921
	Industrial Boiler Manufacturer
6,140	Kenedix Realty Investment	17,802
	Tokyo Mid Size Office REIT
772,000	Misumi Group	17,667
	Industrial Components Distributor
1,346,963	Torishima Pump Manufacturing (b)	17,239
	Industrial Pump for Power Generation and Water Supply Systems
1,940,200	Sintokogio	17,014
	Automated Casting Machines, Surface Treatment System and Consumables
479,854	Hamamatsu Photonics	16,730
	Optical Sensors for Medical and Industrial Applications
254,000	FP Corporation	16,456
	Disposable Food Trays & Containers
306,000	Disco	15,933
	Semiconductor Dicing & Grinding Equipment
527,001	Start Today	12,364
	Online Japanese Apparel Retailer
24,000	Doshisha	692
	Wholesaler
		993,200
	> Taiwan 6.1%
36,606,000	Far Eastone Telecom	68,764
	Taiwan's 3rd Largest Mobile Operator
7,000,000	President Chain Store	38,121
	Taiwan's Number One Convenience Chain Store Operator
5,614,530	Simplo Technology	32,675
	Battery Packs for Notebook & Tablet PCs
2,450,000	St. Shine Optical	25,841
	World's Leading Disposable Contact Lens OEM
10,147,270	Tripod Technologies	24,441
	Printed Circuit Boards
6,647,000	Taiwan Mobile	20,709
	Taiwan's 2nd Largest Mobile Operator
9,857,400	Chroma Ate	19,317
	Automatic Test Systems, Testing & Measurement Instruments
10,357,000	Taiwan Hon Chuan	19,071
	Beverage Packaging (bottles, caps, labels) Manufacturer
13,957,000	CTCI Corp	19,020
	International Engineering Firm
6,603,000	Advantech	18,258
	Industrial PC & Components
5,910,000	Radiant Opto-Electronics	16,861
	Back Light Modules for LCDs

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Taiwan—continued
2,268,000	PC Home	$13,930
	Taiwanese Internet Retail Company
2,468,300	Lung Yen	7,215
	Funeral Services and Columbaria
468,917	Formosa International Hotels	6,067
	Hotel, Food & Beverage Operation & Hospitality Management Services
		330,290
	> Singapore 4.2%
33,000,000	Olam International	54,093
	Agriculture Supply Chain Manager
50,000,000	Mapletree Logistics Trust	32,544
	Industrial Property Landlord
39,000,000	Mapletree Industrial Trust	32,315
	Singapore Industrial Property Landlord
21,600,000	Ascendas REIT	30,500
	Singapore Industrial Property Landlord
18,000,000	CDL Hospitality Trust	21,448
	Hotel Owner/Operator
32,300,000	Mapletree Commercial Trust	21,171
	Retail and Office Property Landlord
3,500,000	Singapore Exchange	16,543
	Singapore Equity & Derivatives Market Operator
15,000,000	Goodpack Limited	16,013
	International Bulk Container Leasing
		224,627
	> China 4.1%
34,745,554	Zhaojin Mining Industry	55,111
	Gold Mining and Refining in China
644,000	NetEase.com - ADR (c)	28,883
	Chinese Online Gaming Services
1,100,000	New Oriental Education & Technology - ADR (c)	26,455
	China's Largest Private Education Service Provider
19,410,400	Want Want	19,334
	Chinese Branded Consumer Food Company
12,446,800	Digital China	19,236
	IT Distribution & Systems Integration Services
5,000,000	ENN Energy	16,008
	China's Largest Private Gas Operator
12,047,000	China Yurun Food (b)	15,746
	Meat Processor in China
28,757,700	AMVIG Holdings	15,239
	Chinese Tobacco Packaging Material Supplier
220,000,000	RexLot Holdings	14,401
	Lottery Equipment Supplier in China
263,700	51job - ADR (c)	11,060
	Integrated Human Resource Service
493,398	Noah Holdings - ADR (b)(c)	3,034
	Wealth Management Product Distributor in China
		224,507

Number of Shares		Value (000)
	> Hong Kong 3.7%
7,000,000	Melco Crown Entertainment - ADR (b)(c)	$67,340
	Macau Casino Operator
17,000,000	Lifestyle International	37,419
	Mid- to High-end Department Store Operator in Hong Kong & China
15,625,000	L'Occitane International	31,334
	Skin Care and Cosmetics Producer
37,703,800	Sasa International	20,782
	Cosmetics Retailer
8,475,000	AAC Technologies	18,961
	Miniature Acoustic Components
12,500,000	MGM China Holdings (c)	16,261
	Macau Casino Operator
7,419,000	Melco International (c)	5,475
	Macau Casino Operator
		197,572
	> India 2.1%
11,163,303	Jain Irrigation Systems	18,157
558,165	Jain Irrigation Systems - DVR (c)	370
	Agricultural Micro-irrigation Systems & Food Processing
8,052,053	Mundra Port & Special Economic Zone	18,174
	Indian West Coast Shipping Port
341,652	Asian Paints	16,677
	India's Largest Paint Company
16,621,332	Manappuram Finance	14,393
	Short-term Lending Collateralized by Household Gold
1,550,000	Shriram Transport Finance	12,262
	Truck Financing in India
1,500,251	United Breweries	10,840
	India's Largest Brewer
32,642,905	REI Agro	10,130
	Basmati Rice Processing
10,249,300	S. Kumars Nationwide	4,555
	Textiles, Clothing & Retail
1,650,000	SKIL Ports and Logistics (c)	4,074
	Indian Container Port Project
791,352	Titan Industries	2,545
	Jewelry, Watches & Eyeglasses
		112,177
	> Korea 1.2%
1,242,590	Woongjin Coway (c)	39,568
	South Korean Household Appliance Rental Service Provider
101,150	NHN (c)	18,538
	Korean Online Search Services
63,916	MegaStudy (c)	6,110
	Education Service Provider
61,600	Handsome (c)	1,590
	Korea's Leading High-end Apparel Company
		65,806
	> Mongolia 1.1%
1,049,943	Ivanhoe Mines (c)	18,644
914,678	Ivanhoe Mines (c)(d)	16,208
	Copper Mine Project in Mongolia

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Mongolia—continued
35,923,500	Mongolian Mining (c)	$26,933
	Coking Coal Mining in Mongolia
		61,785
	> Indonesia 0.8%
29,063,787	Archipelago Resources (a)(c)	31,200
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
8,913,600	Ace Indonesia	4,027
	Home Improvement Retailer
13,942,000	Tower Bersama Infrastructure	3,650
	Communications Towers
6,937,300	Jasa Marga	3,210
	Largest Toll Road Operator in Indonesia
		42,087
	> Thailand 0.8%
120,000,000	Home Product Center	41,787
	Home Improvement Retailer
		41,787
	> Philippines 0.7%
69,967,000	SM Prime Holdings	21,230
	Shopping Mall Operator
7,931,700	Int'l Container Terminal	9,599
	Container Handling Terminals & Port Management
19,454,700	Manila Water Company	8,615
	Water Utility Company in the Philippines
		39,444
	> Cambodia 0.2%
42,522,600	Nagacorp	10,705
	Casino/Entertainment Complex in Cambodia
		10,705
Asia: Total		2,343,987
Europe 32.9%
	> United Kingdom 6.2%
1,480,000	Intertek Group	46,773
	Testing, Inspection & Certification Services
5,700,000	Chemring	35,400
	Defense Manufacturer of Countermeasures & Energetics
3,000,000	JLT Group (b)	32,124
	International Business Insurance Broker
8,000,000	Workspace Group (a)	28,047
	United Kingdom Real Estate
3,305,000	Serco	24,329
	Facilities Management
730,000	Rotork	21,880
	Valve Actuators for Oil & Water Pipelines
446,300	Next	18,970
	Clothes and Home Retailer in the United Kingdom
4,150,000	GlobeOp Financial Services	18,368
	Hedge Fund Administrator
1,761,742	Smith and Nephew	17,114
	Medical Equipment & Supplies

Number of Shares		Value (000)
2,950,000	Abcam	$16,722
	Online Sales of Antibodies
740,581	Tullow Oil	16,125
	Oil and Gas Producer
2,497,000	Domino's Pizza United Kingdom & Ireland	15,608
	Pizza Delivery in United Kingdom, Ireland and Germany
2,636,932	Premier Oil (c)	14,865
	Oil and Gas Producer in Europe, Pakistan and Asia
1,773,408	Shaftesbury	12,867
	London Prime Retail REIT
4,163,948	PureCircle (c)	6,143
	Natural Sweeteners
1,692,525	Sterling Resources (c)	2,775
1,147,475	Sterling Resources (c)(e)(f)	1,843
	Oil & Gas Exploration - Europe
467,193	Greggs	3,671
	Bakery
2,533,060	Kesa Electricals	2,648
	Europe's Leading Electricals Retailers
		336,272
	> Netherlands 5.0%
1,955,311	Imtech (b)	50,651
	Electromechanical & ICT Installation & Maintenance
2,479,123	Aalberts Industries	41,648
	Flow Control & Heat Treatment
687,967	Fugro	39,975
	Sub-sea Oilfield Services
1,371,573	Koninklijke TenCate (a)	37,740
	Advanced Textiles & Industrial Fabrics
1,591,702	UNIT4 (a)	37,699
	Business Software Development
228,095	Core Laboratories	25,991
	Oil & Gas Reservoir Consulting
1,252,514	Arcadis	19,615
	Engineering Consultants
317,424	Vopak	16,772
	World's Largest Operator of Petroleum and Chemical Storage Terminals
		270,091
	> Germany 4.0%
2,500,000	Wirecard	40,187
	Online Payment Processing & Risk Management
148,295	Rational	32,283
	Commercial Ovens
1,600,000	Rhoen-Klinikum	30,482
	Health Care Services
679,600	Rheinmetall	30,112
	Defense & Automotive
636,800	Dürr	28,022
	Automotive Plant Engineering & Associated Capital Equipment
819,889	CTS Eventim	24,619
	Event Ticket Sales

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Germany—continued
555,700	Elringklinger	$13,795
	Automobile Components
165,400	Bertrandt	10,855
	Outsourced Engineering
338,886	Deutsche Beteiligungs	6,833
	Private Equity Investment Management
		217,188
	> France 4.0%
1,193,000	Gemalto	58,025
	Digital Security Solutions
532,368	Eurofins Scientific	38,812
	Food, Pharmaceuticals & Materials Screening & Testing
555,324	Neopost (b)	37,417
	Postage Meter Machines
971,800	Saft Batteries	27,482
	Niche Battery Manufacturer
353,648	Rubis	18,491
	Tank Storage & Liquefied Petroleum Gas Distribution
232,400	Norbert Dentressangle	16,242
	Leading European Logistics & Transport Group
460,000	Mersen	13,902
	Advanced Industrial Materials
1,831,204	Hi-Media (b)(c)	5,238
	Online Advertiser in Europe
		215,609
	> Switzerland 3.7%
265,000	Partners Group	46,240
	Private Markets Asset Management
225,650	Geberit (c)	43,482
	Plumbing Supplies
296,145	Kuehne & Nagel	33,262
	Freight Forwarding/Logistics
324,000	Dufry Group (c)	29,820
	Operates Airport Duty Free and Duty Paid Shops
15,500	Sika	29,208
	Chemicals for Construction & Industrial Applications
696,331	Bank Sarasin & Cie	20,350
	Private Banking
		202,362
	> Sweden 2.2%
4,056,007	Hexagon	60,645
	Design, Measurement & Visualization Software & Equipment
4,150,024	Sweco (a)	34,674
	Engineering Consultants
658,700	Unibet	15,170
	European Online Gaming Operator
905,452	East Capital Explorer	7,072
	Sweden-based Russia/Central Eastern Europe Investment Fund
		117,561

Number of Shares		Value (000)
	> Italy 1.6%
2,621,149	Ansaldo STS	$24,859
	Railway Systems Integrator
13,547,300	CIR (b)	21,605
	Italian Holding Company
5,300,000	Geox (b)	14,816
	Apparel and Shoe Maker
1,756,000	Pirelli	14,720
	Global Tire Supplier
166,200	Tod's (b)	13,501
	Leather Shoes & Bags
		89,501
	> Denmark 1.4%
1,648,800	Novozymes	50,900
	Industrial Enzymes
168,042	SimCorp	25,660
	Software for Investment Managers
		76,560
	> Ireland 0.8%
9,074,112	United Drug	24,076
	Irish Pharmaceutical Wholesaler & Outsourcer
289,400	Paddy Power	16,673
	Irish Betting Services
		40,749
	> Iceland 0.7%
35,982,499	Marel (c)	36,804
	Largest Manufacturer of Poultry & Fish Processing Equipment
		36,804
	> Russia 0.7%
2,109,700	Petropavlovsk	20,149
	Gold and Iron Ore Mining in Russia
629,642	Mail.ru - GDR (c)(f)	16,371
	Internet Social Networking & Games for Russian Speakers
		36,520
	> Norway 0.4%
2,403,664	Atea	24,114
	Leading Nordic IT Hardware/Software Re-seller & Installation Company
		24,114
	> Belgium 0.4%
438,880	EVS Broadcast Equipment	22,431
	Digital Live Mobile Production Software and Systems
		22,431
	> Czech Republic 0.4%
130,682	Komercni Banka	22,027
	Leading Czech Republic Universal Bank
		22,027
	> Portugal 0.4%
7,770,405	Redes Energéticas Nacionais	21,220
	Portuguese Power Transmission & Gas Transportation
		21,220

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Spain 0.4%
494,320	Red Eléctrica de España	$21,154
	Spanish Power Transmission
		21,154
	> Finland 0.3%
1,039,429	Stockmann (b)	16,116
	Department Store & Fashion Retailer in Scandinavia & Russia
		16,116
	> Kazakhstan 0.2%
1,770,000	Halyk Savings Bank of Kazakhstan - GDR (c)	8,602
	Largest Retail Bank & Insurer in Kazakhstan
		8,602
	> Greece 0.1%
6,954,400	Intralot	6,057
	Lottery & Gaming Systems & Services
		6,057
Europe: Total		1,780,938
Other Countries 15.8%
	> United States 4.8%
627,431	Alexion Pharmaceuticals (c)	44,861
	Biotech Focused on Orphan Diseases
1,229,871	BioMarin Pharmaceutical (c)	42,283
	Biotech Focused on Orphan Diseases
987,228	World Fuel Services	41,444
	Global Fuel Broker
952,080	Atwood Oceanics (c)	37,883
	Offshore Drilling Contractor
606,253	FMC Technologies (c)	31,665
	Oil & Gas Wellhead Manufacturer
965,297	Textainer Group Holdings	28,109
	Top International Container Leasor
270,000	Oil States International (c)	20,620
	Diversified North American Oil Service Provider
555,500	Hornbeck Offshore (c)	17,232
	Supply Vessel Operator in U.S. Gulf of Mexico
		264,097
	> Canada 4.7%
1,403,772	CCL Industries	43,143
	Leading Global Label Manufacturer
615,857	Baytex (b)	34,440
	Oil & Gas Producer in Canada
1,212,597	ShawCor	34,375
	Oil & Gas Pipeline Products
582,942	AG Growth	21,446
	Leading Manufacturer of Augers and Grain Handling Equipment
653,200	Onex Capital (b)	21,274
	Private Equity
1,049,576	Black Diamond Group	19,019
	Provides Accommodations/Equipment for Oil Sands Development

Number of Shares		Value (000)
868,000	Alliance Grain Traders	$17,697
	Global Leader in Pulse Processing and Distribution
721,000	Celtic Exploration (c)	16,186
	Canadian Oil and Gas Producer
1,043,000	Crew Energy (c)	11,518
	Canadian Oil and Gas Producer
2,411,514	Horizon North Logistics	11,031
	Provides Diversified Oil Service Offering in Northern Canada
731,000	Athabasca Oil Sands (c)	8,962
	Oil Sands SAGD & Alberta Deep Basin Development
2,919,000	DeeThree Exploration (a)(c)(e)	5,756
1,142,377	DeeThree Exploration (a)(c)	2,299
	Canadian Oil & Gas Producer
6,217,500	Southern Arc Minerals (a)(c)(e)	3,984
	Gold and Copper Exploration in Indonesia
1,607,306	Pan Orient (c)	3,077
	Growth Oriented, Return Focused Asian Explorer
6,250,000	Petromanas - Warrants (c)(e)	45
	Exploring for Oil in Albania
		254,252
	> South Africa 4.3%
1,170,188	Naspers	51,198
	Media in Africa, China, Russia & Other Emerging Markets
4,992,200	Adcock Ingram Holdings	38,187
	Manufacturer of Pharmaceuticals and Medical Supplies
3,722,083	Mr. Price	36,794
	South African Retailer of Apparel, Household & Sporting Goods
19,098,300	Rand Merchant Insurance	31,702
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
10,271,492	Coronation Fund Managers	28,884
	South African Fund Manager
6,943,940	Northam Platinum	25,806
	Platinum Mining in South Africa
1,025,504	Massmart Holdings	21,470
	General Merchandise, Food, and Home Improvement Stores; Wal-Mart Subsidiary
		234,041
	> Australia 1.2%
2,653,389	UGL	32,245
	Engineering & Facilities Management
498,560	Cochlear	31,664
	Cochlear Implants
		63,909
	> Israel 0.6%
3,085,527	Israel Chemicals	31,980
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		31,980

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

Number of Shares		Value (000)
	> Senegal 0.2%
45,237	Sonatel	$10,711
	Leading Telecoms Operator in Western Africa
		10,711
Other Countries: Total		858,990
Latin America 4.8%
	> Brazil 3.0%
4,000,000	Localiza Rent A Car	54,899
	Car Rental
6,344,043	Suzano	22,924
	Brazilian Pulp & Paper Producer
2,303,200	Mills Estruturas e Servicos de Engenharia	21,856
	Civil Engineering & Construction
1,500,000	Odontoprev	21,391
	Dental Insurance
1,200,000	Multiplus	20,748
	Loyalty Program Operator in Brazil
3,500,000	MRV Engenharia	20,078
	Brazilan Low-income Property Developer
		161,896
	> Mexico 0.6%
624,168	Grupo Aeroportuario del Sureste - ADR	34,916
	Mexican Airport Operator
		34,916
	> Chile 0.4%
362,996	Sociedad Quimica y Minera de Chile - ADR (b)	19,547
	Producer of Specialty Fertilizers, Lithium & Iodine
		19,547
	> Argentina 0.3%
1,250,000	Union Agriculture Group (c)(e)(g)	12,462
	Farmland Operator in Uruguay
5,940,000	Madalena Ventures (c)(e)	5,200
	Oil & Gas Exploration in Argentina
		17,662
	> Guatemala 0.3%
932,600	Tahoe Resources (c)	16,185
	Silver Project in Guatemala
		16,185
	> Colombia 0.2%
8,353,169	Canacol (c)	6,314
	Oil Producer in South America
22,525,000	Gulf United (c)(e)	4,757
	Prospecting for Oil Alongside Large Producers in Colombia
		11,071
Latin America: Total		261,277
Total Equities: 96.8% (Cost: $4,603,524)		5,245,192

Number of Shares		Value (000)
Securities Lending Collateral 1.8%
99,418,399	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (h)	$99,418
Total Securities Lending Collateral: (Cost: $99,418)		99,418
Total Investments: 98.6% (Cost: $4,702,942)(i)(j)		5,344,610
Obligation to Return Collateral for Securities Loaned: (1.8)%		(99,418)
Cash and Other Assets Less Liabilities: 3.2%		171,761
Total Net Assets: 100.0%		$5,416,953

ADR - American Depositary Receipts

DVR - Differential Voting Right Equity Shares

GDR - Global Depository Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
Archipelago Resources	24,346,593	4,717,194	-	29,063,787	$31,200	$-
DeeThree Exploration+	2,392,877	1,668,500	-	4,061,377	8,055	-
Gulf United Energy*	-	22,525,000	-	22,525,000	4,757	-
Koninklijke TenCate	1,240,557	131,016	-	1,371,573	37,740	-
Southern Arc Minerals	-	6,217,500	-	6,217,500	3,984	-
Sweco	3,887,000	263,024	-	4,150,024	34,674	1,616
UNIT4	1,476,800	114,902	-	1,591,702	37,699	450
United Drug*	12,110,000	737,752	3,773,640	9,074,112	24,076	1,371
Wacom	20,900	4,480	1,590	23,790	36,080	721
Workspace Group+	60,304,000	640,600	52,944,600	8,000,000	28,047	719
Total of Affiliated Transactions	105,778,727	37,019,968	56,719,830	86,078,865	$246,312	$4,877

+  Includes the effects of a corporate action.

*  At December 31, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

  The aggregate cost and value of these companies at December 31, 2011, were $178,167 and $217,479, respectively. Investments in affiliated companies represented 4.01% of the Fund's total net assets at December 31, 2011.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $96,653.

(c)  Non-income producing security.

(d)  Security is traded on a U.S. exchange.

(e)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $34,047, which represented 0.63% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-12/16/11	1,250,000	$15,000	$12,462
DeeThree Exploration	9/7/10-3/8/11	2,919,000	10,228	5,756
Madalena Ventures	10/21/10	5,940,000	3,764	5,200
Gulf United	2/11/11	22,525,000	6,758	4,757
Southern Arc Minerals	2/16/11	6,217,500	10,087	3,984
Sterling Resources	12/2/10	1,147,475	3,425	1,843
Petromanas - Warrants	5/20/10	6,250,000	362	45
			$49,624	$34,047

(f)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2011, these securities had an aggregate value of $18,214, which represented 0.34% of total net assets.

(g)  Illiquid security.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$993,200	18.3
Euro	894,125	16.5
U.S. Dollar	639,143	11.8
British Pound	387,079	7.1
Taiwan Dollar	330,290	6.1
Hong Kong Dollar	322,944	6.0
Canadian Dollar	305,212	5.6
Other currencies less than 5% of total net asets	1,472,617	27.2
Total Foreign Portfolio	$5,344,610	98.6

See accompanying notes to financial statements.

Columbia Acorn International

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(j)  At December 31, 2011, for federal income tax purposes, the cost of investments was $4,791,236 and net unrealized appreciation was $553,374 consisting of gross unrealized appreciation of $1,122,342 and gross unrealized depreciation of $(568,968).

  At December 31, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Appreciation
AUD	USD	36,208	$36,500	1/13/12	$492
CAD	USD	30,663	30,000	1/13/12	92
USD	EUR	47,693	65,685	1/13/12	3,955
			$132,185		$4,539

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

AUD - Australian Dollar

CAD - Canadian Dollar

EUR - Euro

USD - United States Dollar

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$171,624	$2,172,363	$-	$2,343,987
Europe	28,766	1,752,172	-	1,780,938
Other Countries	508,564	350,426	-	858,990
Latin America	238,858	9,957	12,462	261,277
Total Equities	947,812	4,284,918	12,462	5,245,192
Total Securities Lending Collateral	99,418	-	-	99,418
Total Investments	$1,047,230	$4,284,918	$12,462	$5,344,610
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts	-	4,539	-	4,539
Total	$1,047,230	$4,289,457	$12,462	$5,349,149

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$208,336	$30,015	$30,015	$208,336

  Financial assets were transferred from Level 2 to Level 1 as they resumed trading during the period and as resale restrictions no longer apply.

  Foreign exchange-traded financial assets were transferred from Level 1 to level 2 due to application of a systematic fair valuation model.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Asia	$79	$(38,558)	$38,479	$-	$-	$-	$-	$-
Latin America	15,000	-	(2,538)	-	-	-	-	12,462
	$15,079	$(38,558)	$35,941	$-	$-	$-	$-	$12,462

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(2,538).

See accompanying notes to financial statements.

Columbia Acorn International

Portfolio Diversification

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$448,556	8.3
Industrial Materials & Specialty Chemicals	369,560	6.8
Machinery	363,876	6.7
Electrical Components	111,501	2.1
Conglomerates	85,758	1.6
Construction	84,357	1.6
Outsourcing Services	35,184	0.6
Industrial Distribution	16,014	0.3
	1,514,806	28.0
> Consumer Goods & Services
Retail	294,558	5.4
Casinos & Gaming	152,083	2.8
Food & Beverage	140,706	2.6
Nondurables	107,114	2.0
Other Consumer Services	95,261	1.8
Travel	54,899	1.0
Apparel	37,078	0.7
Educational Services	32,565	0.6
Other Entertainment	30,686	0.5
Restaurants	15,608	0.3
Other Durable Goods	14,720	0.3
Consumer Goods Distribution	692	0.0	*
	975,970	18.0
> Information
Computer Hardware & Related Equipment	227,732	4.2
Business Software	124,004	2.3
Internet Related	114,990	2.1
Mobile Communications	111,845	2.1
Instrumentation	57,973	1.1
Financial Processors	56,730	1.0
Gaming Equipment & Services	39,155	0.7
CATV	26,296	0.5
Computer Services	24,114	0.4
Electronics Distribution	19,236	0.4
Semiconductors & Related Equipment	15,933	0.3
Telephone and Data Services	10,711	0.2
Advertising	5,238	0.1
	833,957	15.4
> Energy & Minerals
Mining	240,212	4.4
Oil Services	211,799	3.9
Oil & Gas Producers	134,161	2.5
Agricultural Commodities	53,083	1.0
Oil Refining, Marketing & Distribution	35,263	0.6
	674,518	12.4

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$337,850	6.2
Transportation	123,625	2.3
Regulated Utilities	66,996	1.2
	528,471	9.7
> Finance
Brokerage & Money Management	127,747	2.3
Banks	101,684	1.9
Insurance	85,217	1.6
Finance Companies	79,073	1.5
	393,721	7.3
> Health Care
Medical Equipment & Devices	120,934	2.2
Pharmaceuticals	87,486	1.6
Medical Supplies	42,563	0.8
Biotechnology & Drug Delivery	42,284	0.8
Health Care Services	30,482	0.6
	323,749	6.0
Total Equities:	5,245,192	96.8
Securities Lending Collateral:	99,418	1.8
Total Investments:	5,344,610	98.6
Obligation to Return Collateral for Securities Loaned:	(99,418)	(1.8)
Cash and Other Assets Less Liabilities:	171,761	3.2
Net Assets:	$5,416,953	100.0

*  Rounds to less than 0.1%.

See accompanying notes to financial statements.

Columbia Acorn USA

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Information
Boingo Wireless	0	400,000
Hittite Microwave	0	50,000
II-VI	1,238,000	1,317,000
Monolithic Power Systems	346,000	426,000
NetSuite	184,000	281,000
Syntel	0	97,000
Velti	0	400,000
Industrial Goods & Services
Fortune Brands Home & Security	0	200,000
Middleby Corp	0	18,627
Moog	280,000	355,000
Toro	136,800	166,219
Finance
Allied World Holdings	0	55,000
Associated Banc-Corp	623,000	923,000
City National	70,000	144,000
Eaton Vance	209,500	340,500
H&E Equipment Services	201,000	397,172
TrustCo Bank	595,300	764,100
Health Care
Akorn	796,500	812,100
Auxilium Pharmaceuticals	375,000	400,300
Hill-Rom Holdings	84,007	268,000
Micromet	810,000	843,689
NPS Pharmaceuticals	840,000	1,055,000
Seattle Genetics	495,000	682,000
Energy & Minerals
Oasis Petroleum	22,800	107,800
Petroleum Development Corporation	0	57,184

	Number of Shares
	09/30/11	12/31/11
Sales
Information
IPG Photonics	678,000	525,000
Polycom	460,000	330,000
Quality Systems	52,000	0
tw telecom	1,617,000	1,457,000
Consumer Goods & Services
Diamond Foods	197,000	72,000
lululemon athletica	780,000	730,000
Penn National Gaming	69,000	0
Thor Industries	162,000	0
Finance
Aaron's	412,500	231,320
Financial Engines	173,000	0
MF Global	675,000	0
Health Care
Alexion Pharmaceuticals	370,000	275,000
Neogen	49,000	0
Onyx Pharmaceuticals	178,000	160,000
Energy & Minerals
Atwood Oceanics	803,000	725,000
Bristow	86,000	0
FMC Technologies	1,000,000	844,600
Houston American Energy	368,200	300,000
Northern Oil & Gas	230,000	115,000
Quicksilver Resources	1,135,000	773,400

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 99.7%
Information 31.1%
	> Business Software 9.7%
910,000	Informatica (a)	$33,606
	Enterprise Data Integration Software
698,000	Micros Systems (a)	32,513
	Information Systems for Hotels, Restaurants and Retailers
375,000	Ansys (a)	21,480
	Simulation Software for Engineers and Designers
243,000	Concur Technologies (a)	12,342
	Web Enabled Cost & Expense Management Software
408,000	Ariba (a)	11,457
	Cost Management Software
281,000	NetSuite (a)	11,394
	End to End IT Systems Solution Delivered Over the Web
322,000	SPS Commerce (a)	8,356
	Supply Chain Management Software Delivered via the Web
300,000	Blackbaud	8,310
	Software & Services for Non-Profits
198,000	Advent Software (a)	4,823
	Asset Management & Trading Systems
198,000	Constant Contact (a)(b)	4,596
	E-mail & Other Marketing Campaign Mgmt Systems Delivered Over the Web
400,000	Velti (a)	2,720
	Mobile Marketing Software Platform
		151,597
	> Computer Hardware & Related Equipment 3.7%
1,317,000	II-VI (a)	24,180
	Laser Optics and Specialty Materials
292,000	Zebra Technologies (a)	10,448
	Bar Code Printers
252,000	Nice Systems - ADR (Israel) (a)	8,681
	Audio & Video Recording Solutions
159,000	Amphenol	7,217
	Electronic Connectors
196,000	Netgear (a)	6,580
	Networking Products for Small Business & Home
		57,106
	> Semiconductors & Related Equipment 3.4%
1,958,000	Atmel (a)	15,860
	Microcontrollers, Radio Frequency, and Memory Semiconductors
690,000	Microsemi (a)	11,557
	Analog/Mixed-signal Semiconductors
1,061,750	ON Semiconductor (a)	8,197
	Mixed-signal & Power Management Semiconductors
426,000	Monolithic Power Systems (a)	6,420
	High Performance Analog & Mixed-signal Integrated Circuits (ICs)
1,075,000	TriQuint Semiconductor (a)	5,235
	Radio Frequency Semiconductors

Number of Shares		Value (000)
390,000	Pericom Semiconductor (a)	$2,968
	Interface Integrated Circuits (ICs) & Frequency Control Products
50,000	Hittite Microwave (a)	2,469
	Radio Frequency, Microwave & Millimeterwave Semiconductors
		52,706
	> Instrumentation 3.3%
180,000	Mettler Toledo (a)	26,588
	Laboratory Equipment
525,000	IPG Photonics (a)	17,782
	Fiber Lasers
168,000	Trimble Navigation (a)	7,291
	GPS-based Instruments
		51,661
	> Telephone and Data Services 2.8%
1,457,000	tw telecom (a)	28,236
	Fiber Optic Telephone/Data Services
192,800	AboveNet (a)	12,534
	Metropolitan Fiber Communications Services
400,000	Boingo Wireless (a)	3,440
	Wholesale and Retail WiFi Networks
		44,210
	> Telecommunications Equipment 2.1%
732,000	Finisar (a)	12,257
	Optical Sub-systems and Components
903,000	Ixia (a)	9,490
	Telecom Network Test Equipment
330,000	Polycom (a)	5,379
	Video Conferencing Equipment
752,000	Infinera (a)	4,723
	Optical Networking Equipment
		31,849
	> Gaming Equipment & Services 2.0%
660,000	Bally Technologies (a)	26,110
	Slot Machines & Software
235,000	WMS Industries (a)	4,822
	Slot Machine Provider
		30,932
	> Mobile Communications 1.5%
560,000	SBA Communications (a)	24,058
	Communications Towers
		24,058
	> Computer Services 1.5%
556,000	ExlService Holdings (a)	12,438
	Business Process Outsourcing
97,000	Syntel	4,537
	Offshore IT Services
905,500	Hackett Group (a)	3,386
	IT Integration & Best Practice Research
640,000	RCM Technologies (a)(c)	3,315
	Technology & Engineering Services
		23,676

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Financial Processors 0.5%
170,000	Global Payments	$8,055
	Credit Card Processor
		8,055
	> Contract Manufacturing 0.4%
236,000	Plexus (a)	6,462
	Electronic Manufacturing Services
		6,462
	> TV Broadcasting 0.1%
875,000	Entravision Communications	1,365
	Spanish Language TV & Radio Stations
		1,365
	> Radio 0.1%
460,100	Salem Communications (a)	1,182
	Radio Stations for Religious Programming
		1,182
	> Internet Related —%
20,000	TheStreet.com	34
	Financial Information Websites
		34
Information: Total		484,893
Industrial Goods & Services 17.5%
	> Machinery 13.0%
941,250	Ametek	39,627
	Aerospace/Industrial Instruments
747,200	Nordson	30,770
	Dispensing Systems for Adhesives & Coatings
445,000	Donaldson	30,296
	Industrial Air Filtration
835,000	ESCO Technologies	24,031
	Automatic Electric Meter Readers
504,665	HEICO	19,858
	FAA Approved Aircraft Replacement Parts
585,000	Pentair	19,475
	Pumps & Water Treatment
355,000	Moog (a)	15,595
	Motion Control Products for Aerospace, Defense & Industrial Markets
166,219	Toro	10,083
	Turf Maintenance Equipment
226,000	Kennametal	8,253
	Consumable Cutting Tools
146,000	Oshkosh Corporation (a)	3,121
	Specialty Truck Manufacturer
18,627	Middleby (a)	1,752
	Manufacturer of Cooking Equipment
		202,861
	> Industrial Materials & Specialty Chemicals 1.0%
496,000	Drew Industries (a)	12,167
	RV & Manufactured Home Components
170,000	Albany International	3,930
	Paper Machine Clothing and Advanced Textiles
		16,097

Number of Shares		Value (000)
	> Electrical Components 1.0%
280,000	Acuity Brands	$14,840
	Commercial Lighting Fixtures
		14,840
	> Other Industrial Services 0.7%
600,000	Acorn Energy	3,624
	Frac Well Exploration/Monitoring Device, Sonar Security,Electric Grid Monitoring
109,000	Forward Air	3,494
	Freight Transportation Between Airports
240,000	TrueBlue (a)	3,331
	Temporary Manual Labor
		10,449
	> Waste Management 0.7%
176,000	Waste Connections	5,833
	Solid Waste Management
65,000	Clean Harbors (a)	4,142
	Hazardous Waste Services & Disposal
		9,975
	> Steel 0.6%
686,000	GrafTech International (a)	9,364
	Industrial Graphite Materials Producer
		9,364
	> Industrial Distribution 0.3%
315,000	Interline Brands (a)	4,905
	Industrial Distribution
		4,905
	> Construction 0.2%
200,000	Fortune Brands Home & Security (a)	3,406
	Home Building Supplies & Small Locks
		3,406
Industrial Goods & Services: Total		271,897
Consumer Goods & Services 14.8%
	> Retail 5.5%
730,000	lululemon athletica (a)	34,062
	Premium Active Apparel Retailer
468,500	Abercrombie & Fitch	22,881
	Teen Apparel Retailer
805,000	Pier 1 Imports (a)	11,214
	Home Furnishing Retailer
790,000	Saks (a)(b)	7,702
	Luxury Department Store Retailer
289,000	Shutterfly (a)	6,578
	Internet Photo-centric Retailer
161,500	Teavana (a)(b)	3,033
	Specialty Tea Retailer
9,000	The Fresh Market (a)	359
	Specialty Food Retailer
		85,829
	> Travel 3.1%
849,700	Gaylord Entertainment (a)	20,512
	Convention Hotels
1,175,950	Avis Budget Group (a)	12,606
	Second Largest Car Rental Company

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Travel—continued
750,000	Hertz (a)	$8,790
	Largest U.S. Rental Car Operator
140,000	HomeAway (a)(b)	3,255
	Vacation Rental Online Marketplace
64,000	Vail Resorts	2,711
	Ski Resort Operator & Developer
		47,874
	> Apparel 1.5%
222,000	Warnaco Group (a)	11,109
	Global Branded Apparel Manufacturer
81,000	Deckers Outdoor (a)	6,121
	Fashion Footwear Wholesaler
163,000	True Religion Apparel (a)	5,637
	Premium Denim
		22,867
	> Furniture & Textiles 1.4%
880,000	Knoll	13,068
	Office Furniture
540,000	Interface	6,231
	Modular & Broadloom Carpet
148,000	Herman Miller	2,731
	Office Furniture
		22,030
	> Consumer Goods Distribution 0.9%
472,000	Pool	14,207
	Distributor of Swimming Pool Supplies & Equipment
		14,207
	> Other Consumer Services 0.8%
259,000	Lifetime Fitness (a)	12,108
	Sport & Fitness Club Operator
		12,108
	> Other Durable Goods 0.8%
206,000	Cavco Industries (a)	8,252
	Manufactured Homes
126,000	Jarden	3,765
	Branded Household Products
		12,017
	> Casinos & Gaming 0.5%
775,000	Pinnacle Entertainment (a)	7,874
	Regional Casino Operator
		7,874
	> Food & Beverage 0.1%
72,000	Diamond Foods	2,324
	Snack Foods and Culinary Ingredients
		2,324
	> Educational Services 0.1%
37,350	ITT Educational Services (a)(b)	2,125
	Post-secondary Degree Services
		2,125

Number of Shares		Value (000)
	> Leisure Products 0.1%
140,000	Skullcandy (a)(b)	$1,753
	Lifestyle Branded Headphones
		1,753
Consumer Goods & Services: Total		231,008
Finance 11.9%
	> Banks 6.2%
431,597	Lakeland Financial	11,165
	Indiana Bank
923,000	Associated Banc-Corp	10,310
	Midwest Bank
278,678	Hancock Holding	8,909
	Gulf Coast Bank
675,000	Valley National Bancorp (b)	8,350
	New Jersey/New York Bank
480,000	MB Financial	8,208
	Chicago Bank
170,000	SVB Financial Group (a)	8,107
	Bank to Venture Capitalists
1,478,200	First Busey	7,391
	Illinois Bank
144,000	City National	6,362
	Bank & Asset Manager
594,000	TCF Financial	6,130
	Great Lakes Bank
513,755	Pacific Continental Bank	4,547
	Pacific Northwest Bank
764,100	TrustCo Bank	4,287
	New York State Bank
269,600	Eagle Bancorp (a)	3,920
	Metro D.C. Bank
178,826	Sandy Spring Bancorp	3,138
	Baltimore, D.C. Bank
210,000	CVB Financial (b)	2,106
	Inland Empire Business Bank
90,000	TriCo Bancshares	1,280
	California Central Valley Bank
851,247	Guaranty Bancorp (a)	1,251
	Colorado Bank
26,935	Hudson Valley	572
	Metro New York City Bank
		96,033
	> Finance Companies 3.8%
345,000	World Acceptance (a)	25,357
	Personal Loans
345,000	Textainer Group Holdings	10,046
	Top International Container Leasor
231,320	Aaron's	6,172
	Rent to Own
210,000	McGrath Rentcorp	6,088
	Temporary Space & IT Rentals
397,172	H&E Equipment Services (a)	5,330
	Heavy Equipment Leasing

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Finance Companies—continued
330,000	CAI International (a)	$5,102
	International Container Leasing
100,000	Marlin Business Services	1,270
	Small Equipment Leasing
		59,365
	> Savings & Loans 0.9%
602,487	ViewPoint Financial	7,838
	Texas Thrift
194,000	Berkshire Hills Bancorp	4,305
	Northeast Thrift
173,073	Kaiser Federal	2,219
	Los Angeles Savings & Loan
		14,362
	> Brokerage & Money Management 0.5%
340,500	Eaton Vance	8,050
	Specialty Mutual Funds
		8,050
	> Insurance 0.5%
39,000	Enstar Group (a)	3,830
	Insurance/Reinsurance & Related Services
55,000	Allied World Holdings	3,461
	Commercial Lines Insurance/Reinsurance
		7,291
Finance: Total		185,101
Health Care 9.9%
	> Biotechnology & Drug Delivery 4.6%
520,000	BioMarin Pharmaceutical (a)	17,878
	Biotech Focused on Orphan Diseases
682,000	Seattle Genetics (a)(b)	11,400
	Antibody-based Therapies for Cancer
400,300	Auxilium Pharmaceuticals (a)	7,978
	Biotech Focused on Niche Disease Areas
160,000	Onyx Pharmaceuticals (a)	7,032
	Commercial-stage Biotech Focused on Cancer
1,055,000	NPS Pharmaceuticals (a)	6,952
	Orphan Drugs & Healthy Royalties
843,689	Micromet (a)(b)	6,066
	Next-generation Antibody Technology
643,000	Isis Pharmaceuticals (a)	4,636
	Biotech Pioneer in Anti-sense Drugs
790,000	Chelsea Therapeutics International (a)	4,053
	Biotech Focused on Rare Diseases
313,000	InterMune (a)	3,944
	Drugs for Pulmonary Fibrosis & Hepatitis C
265,000	Anthera Pharmaceuticals (a)	1,627
	Biotech Focused on Cardiovascular, Cancer & Immunology
18,181	Metabolex (a)(d)(e)	27
	Diabetes Drug Development
		71,593
	> Medical Equipment & Devices 3.0%
275,000	Alexion Pharmaceuticals (a)	19,662
	Biotech Focused on Orphan Diseases
224,000	Sirona Dental Systems (a)	9,865
	Manufacturer of Dental Equipment

Number of Shares		Value (000)
268,000	Hill-Rom Holdings	$9,029
	Hospital Beds/Patient Handling
126,000	Gen-Probe (a)	7,449
	Molecular In-vitro Diagnostics
		46,005
	> Medical Supplies 1.0%
439,600	Cepheid (a)	15,127
	Molecular Diagnostics
		15,127
	> Health Care Services 0.7%
738,900	Health Management Associates (a)	5,446
	Non-urban Hospitals
205,000	HealthSouth (a)	3,622
	Inpatient Rehabalitation Facilities
151,000	Community Health Systems (a)	2,635
	Non-Urban Hospitals
		11,703
	> Pharmaceuticals 0.6%
812,100	Akorn (a)	9,031
	Develops, Manufactures & Sells Specialty Generic Drugs
150,000	Horizon Pharma (a)(b)	600
	Specialty Pharma Company
133,180	Alimera Sciences (a)(b)	166
	Ophthalmology-focused Pharmaceutical Company
		9,797
Health Care: Total		154,225
Energy & Minerals 8.0%
	> Oil Services 4.7%
844,600	FMC Technologies (a)	44,113
	Oil & Gas Wellhead Manufacturer
725,000	Atwood Oceanics (a)	28,848
	Offshore Drilling Contractor
		72,961
	> Oil & Gas Producers 2.4%
133,000	SM Energy	9,722
	Oil and Gas Producer
143,000	Rosetta Resources (a)	6,220
	Oil and Gas Producer Exploring in South Texas and Montana
773,400	Quicksilver Resources (a)	5,189
	Natural Gas and Coal Steam Gas Producer
168,000	Swift Energy (a)	4,993
	Oil and Gas Exploration and Production
300,000	Houston American Energy (a)(b)	3,657
	Oil and Gas Exploration/Production in Colombia
107,800	Oasis Petroleum (a)	3,136
	Oil Producer in North Dakota
115,000	Northern Oil & Gas (a)(b)	2,758
	Small E&P Company in North Dakota Bakken
57,184	Petroleum Development Corporation (a)	2,008
	Oil & Gas Producer in U.S.
		37,683
	> Mining 0.9%
85,000	Core Laboratories (Netherlands)	9,686
	Oil & Gas Reservoir Consulting

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

Number of Shares		Value (000)
	> Mining—continued
600,000	Alexco Resource (a)	$4,086
	Mining, Exploration & Environmental Services
180,000	Augusta Resource (a)	558
	U.S. Copper/Molybdenum Mine
		14,330
Energy & Minerals: Total		124,974
Other Industries 6.5%
	> Real Estate 5.1%
915,000	Extra Space Storage	22,170
	Self Storage Facilities
739,200	BioMed Realty Trust	13,365
	Life Science-focused Office Buildings
600,000	Associated Estates Realty	9,570
	Multi-family Properties
870,000	Education Realty Trust	8,900
	Student Housing
1,380,000	Kite Realty Group	6,224
	Community Shopping Centers
159,000	Kilroy Realty	6,053
	West Coast Office and Industrial Properties
958,000	DCT Industrial Trust	4,905
	Industrial Properties
191,000	DuPont Fabros Technology (b)	4,626
	Technology-focused Office Buildings
100,000	Post Properties	4,372
	Multifamily Properties
		80,185
	> Transportation 1.4%
256,000	World Fuel Services	10,747
	Global Fuel Broker
410,091	Rush Enterprises, Class A (a)	8,579
115,000	Rush Enterprises, Class B (a)	1,975
	Truck Sales and Service
		21,301
Other Industries: Total		101,486
Total Equities: 99.7% (Cost: $1,151,332)		1,553,584

Number of Shares		Value (000)
Securities Lending Collateral 2.2%
34,671,363	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (f)	$34,671
Total Securities Lending Collateral: (Cost: $34,671)		34,671
Total Investments: 101.9% (Cost: $1,186,003)(g)(h)		1,588,255
Obligation to Return Collateral for Securities Loaned: (2.2)%		(34,671)
Cash and Other Assets Less Liabilities: 0.3%		4,861
Total Net Assets: 100.0%		$1,558,445

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $33,589.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
RCM Technologies	710,000	-	70,000	640,000	$3,315	$-
Total of Affiliated Transactions	710,000	-	70,000	640,000	$3,315	$-

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

The aggregate cost and value of this company at December 31, 2011, were $3,624 and $3,315, respectively. Investments in affiliated companies represented 0.21% of the Fund's total net assets at December 31, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of this security amounted to $27, which represented less than 0.001% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Metabolex, Series A-1	2/11/00	18,181	$2,000	$27
			$2,000	$27

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On December 31, 2011, the market value of foreign securities represented 1.18% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Netherlands	$9,686	0.62
Israel	8,681	0.56
Total Foreign Portfolio	$18,367	1.18

(h)  At December 31, 2011, for federal income tax purposes, the cost of investments was $1,186,610 and net unrealized appreciation was $401,645 consisting of gross unrealized appreciation of $512,236 and gross unrealized depreciation of $(110,591).

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities
  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Information	$484,893	$-	$-	$484,893
Industrial Goods & Services	271,897	-	-	271,897
Consumer Goods & Services	231,008	-	-	231,008
Finance	185,101	-	-	185,101
Health Care	154,198	-	27	154,225
Energy & Minerals	124,974	-	-	124,974
Other Industries	101,486	-	-	101,486
Total Equities	1,553,557	-	27	1,553,584
Total Securities Lending Collateral	34,671	-	-	34,671
Total Investments	$1,588,228	$-	$27	$1,588,255

See accompanying notes to financial statements.

Columbia Acorn USA

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Health Care	$20	$(1,556)	$1,563	$-	$-	$-	$-	$27
	$20	$(1,556)	$1,563	$-	$-	$-	$-	$27

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized appreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $9.

See accompanying notes to financial statements.

Columbia Acorn International Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Asia
> Singapore
Mapletree Industrial Trust	19,420,000	20,395,000
> Taiwan
CTCI Corp	0	2,789,400
Taiwan Mobile	0	1,179,000
> Indonesia
Archipelago Resources	6,886,399	8,808,000
Europe
> Netherlands
Imtech	235,519	277,519
Other Countries
> South Africa
Rand Merchant Insurance	7,209,798	7,415,000

	Number of Shares
	09/30/11	12/31/11
Sales
Asia
> Taiwan
Far Eastone Telecom	11,208,400	11,103,000
> China
Jiangsu Expressway	4,170,000	0
Zhaojin Mining Industry	6,276,000	4,146,000
> Korea
NHN	52,000	48,500
Europe
> United Kingdom
Chemring	1,480,000	810,000
Cobham	616,000	0
Intertek Group	312,000	210,000
JLT Group	1,014,600	665,000
Serco	850,000	659,000
Workspace Group	1,304,000	897,000
> Germany
Rheinmetall	115,500	109,500
Rhoen-Klinikum	270,000	175,000
> Netherlands
Aalberts Industries	242,103	0
AkzoNobel	166,000	0
Fugro	115,821	0
> Switzerland
Kuehne & Nagel	49,000	28,000
> Ireland
United Drug	1,930,000	1,329,400
> France
Neopost	32,657	0
Other Countries
> South Africa
Naspers	88,700	80,700
Latin America
> Colombia
Pacific Rubiales Energy	260,000	0

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 94.8%
Asia 50.6%
	> Japan 17.9%
2,100,000	Kansai Paint	$18,704
	Paint Producer in Japan, India, China and Southeast Asia
6,753,000	Seven Bank	13,215
	ATM Processing Services
8,970	Jupiter Telecommunications	9,080
	Largest Cable Service Provider in Japan
528,000	Asahi Diamond Industrial	6,353
	Consumable Diamond Tools
181,000	Gree	6,222
	Mobile Social Networking Game Developer/ Platform
105,000	Ain Pharmaciez	5,053
	Dispensing Pharmacy/Drugstore Operator
		58,627
	> Singapore 13.1%
13,130,000	Ascendas REIT	18,540
	Singapore Industrial Property Landlord
20,395,000	Mapletree Industrial Trust	16,899
	Singapore Industrial Property Landlord
11,142,000	Mapletree Logistics Trust	7,252
	Industrial Property Landlord
		42,691
	> Taiwan 8.7%
11,103,000	Far Eastone Telecom	20,857
	Taiwan's 3rd Largest Mobile Operator
2,789,400	CTCI Corp	3,801
	International Engineering Firm
1,179,000	Taiwan Mobile	3,673
	Taiwan's 2nd Largest Mobile Operator
		28,331
	> China 4.2%
4,146,000	Zhaojin Mining Industry	6,576
	Gold Mining and Refining in China
84,000	NetEase.com - ADR (a)	3,767
	Chinese Online Gaming Services
3,361,000	Want Want	3,348
	Chinese Branded Consumer Food Company
		13,691
	> Korea 3.8%
48,500	NHN (a)	8,889
	Korean Online Search Services
111,000	Woongjin Coway (a)	3,535
	South Korean Household Appliance Rental Service Provider
		12,424
	> Indonesia 2.9%
8,808,000	Archipelago Resources (a)	9,456
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
		9,456
Asia: Total		165,220

Number of Shares		Value (000)
Europe 28.5%
	> United Kingdom 9.2%
665,000	JLT Group (b)	$7,121
	International Business Insurance Broker
210,000	Intertek Group	6,637
	Testing, Inspection & Certification Services
810,000	Chemring	5,030
	Defense Manufacturer of Countermeasures & Energetics
659,000	Serco	4,851
	Facilities Management
897,000	Workspace Group	3,145
	United Kingdom Real Estate
432,000	Shaftesbury	3,134
	London Prime Retail REIT
		29,918
	> Germany 5.6%
630,000	Wirecard	10,127
	Online Payment Processing & Risk Management
109,500	Rheinmetall	4,852
	Defense & Automotive
175,000	Rhoen-Klinikum	3,334
	Health Care Services
		18,313
	> Netherlands 3.3%
277,519	Imtech (b)	7,189
	Electromechanical & ICT Installation & Maintenance
32,000	Core Laboratories	3,646
	Oil & Gas Reservoir Consulting
		10,835
	> Sweden 3.0%
658,666	Hexagon	9,848
	Design, Measurement & Visualization Software & Equipment
		9,848
	> Switzerland 2.2%
24,000	Partners Group	4,188
	Private Markets Asset Management
28,000	Kuehne & Nagel	3,145
	Freight Forwarding/Logistics
		7,333
	> Iceland 1.5%
4,800,000	Marel (a)	4,910
	Largest Manufacturer of Poultry & Fish Processing Equipment
		4,910
	> Denmark 1.4%
145,000	Novozymes	4,476
	Industrial Enzymes
		4,476
	> Belgium 1.2%
74,000	EVS Broadcast Equipment	3,782
	Digital Live Mobile Production Software and Systems
		3,782

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Ireland 1.1%
1,329,400	United Drug	$3,527
	Irish Pharmaceutical Wholesaler & Outsourcer
		3,527
Europe: Total		92,942
Other Countries 14.9%
	> South Africa 7.7%
7,415,000	Rand Merchant Insurance	12,308
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
1,220,200	Adcock Ingram Holdings	9,334
	Manufacturer of Pharmaceuticals and Medical Supplies
80,700	Naspers	3,531
	Media in Africa, China, Russia & Other Emerging Markets
		25,173
	> Canada 3.4%
210,400	CCL Industries	6,466
	Leading Global Label Manufacturer
125,000	AG Growth	4,599
	Leading Manufacturer of Augers and Grain Handling Equipment
		11,065
	> United States 2.3%
52,000	SM Energy	3,800
	Oil and Gas Producer
94,000	Atwood Oceanics (a)	3,740
	Offshore Drilling Contractor
		7,540
	> Israel 1.5%
460,000	Israel Chemicals	4,768
	Producer of Potash, Phosphates, Bromine & Specialty Chemicals
		4,768
Other Countries: Total		48,546
Latin America 0.8%
	> Argentina 0.6%
183,333	Union Agriculture Group (a)(c)(d)	1,828
	Farmland Operator in Uruguay
		1,828
	> Colombia 0.2%
18,800,000	Quetzal Energy (a)(c)	709
	Explores for Oil & Gas in Latin America
		709
Latin America: Total		2,537
Total Equities: 94.8% (Cost: $277,416)		309,245

Number of Shares		Value (000)
Securities Lending Collateral 1.2%
3,949,607	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (e)	$3,950
Total Securities Lending Collateral: (Cost: $3,950)		3,950
Total Investments: 96.0% (Cost: $281,366)(f)(g)		313,195
Obligation to Return Collateral for Securities Loaned: (1.2)%		(3,950)
Cash and Other Assets Less Liabilities: 5.2%		17,138
Total Net Assets: 100.0%		$326,383

See accompanying notes to financial statements.

Columbia Acorn International Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $3,850.

(c)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $2,537, which represented 0.78% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost (000)	Value (000)
Union Agriculture Group	12/8/10-12/16/11	183,333	$2,200	$1,828
Quetzal Energy	1/14/11	18,800,000	2,376	709
			$4,576	$2,537

(d)  Illiquid security.

(e)  Investment made with cash collateral received from securities lending activity.

(f)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Japanese Yen	$58,627	18.0
Singapore Dollar	42,691	13.1
Pound Sterling	39,374	12.1
Euro	32,811	10.0
Taiwan Dollar	28,331	8.7
South African Rand	25,173	7.7
U.S. Dollar	20,732	6.3
Other currencies less than 5% of total net assets	65,456	20.1
	$313,195	96.0

(g)  At December 31, 2011, for federal income tax purposes, the cost of investments was $284,950 and net unrealized appreciation was $28,246 consisting of gross unrealized appreciation of $48,359 and gross unrealized depreciation of $(20,113).

  At December 31, 2011, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Foreign Currency Exchange Contracts to Buy	Forward Foreign Currency Exchange Contracts to Sell	Principal Amount in Foreign Currency	Principal Amount in U.S. Dollar	Settlement Date	Unrealized Depreciation
USD	ZAR	169,376	$20,000	1/13/12	$(948)

The counterparty for all forward foreign currency exchange contracts is State Street Bank and Trust Company.

USD = United States Dollar

ZAR = South African Rand

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$3,767	$161,453	$-	$165,220
Europe	3,646	89,296	-	92,942
Other Countries	18,605	29,941	-	48,546
Latin America	-	709	1,828	2,537
Total Equities	26,018	281,399	1,828	309,245
Total Securities Lending Collateral	3,950	-	-	3,950
Total Investments	$29,968	$281,399	$1,828	$313,195
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	-	(948)	-	(948)
Total	$29,968	$280,451	$1,828	$312,247

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Latin America
Argentina	$2,200	$-	$(372)	$-	$-	$-	$-	$1,828
	$2,200	$-	$(372)	$-	$-	$-	$-	$1,828

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(372).

See accompanying notes to financial statements.

Columbia Acorn International Select

Portfolio Diversification

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Information
Mobile Communications	$24,530	7.5
Internet Related	16,187	5.0
Financial Processors	10,127	3.1
Business Software	9,848	3.0
CATV	9,080	2.8
Gaming Equipment & Services	6,222	1.9
Computer Hardware & Related Equipment	3,782	1.2
	79,776	24.5
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	27,948	8.6
Machinery	20,714	6.4
Other Industrial Services	16,971	5.2
Electrical Components	5,030	1.5
Outsourcing Services	4,851	1.5
Construction	3,801	1.1
	79,315	24.3
> Other Industries
Real Estate	48,970	15.0
> Finance
Insurance	19,429	6.0
Banks	13,215	4.0
Brokerage & Money Management	4,188	1.3
	36,832	11.3
> Energy & Minerals
Mining	19,678	6.0
Oil & Gas Producers	4,509	1.4
Oil Services	3,740	1.1
Agricultural Commodities	1,828	0.6
	29,755	9.1

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Nondurables	$6,466	2.0
Retail	5,053	1.5
Other Consumer Services	3,535	1.1
Food & Beverage	3,348	1.0
	18,402	5.6
> Health Care
Pharmaceuticals	12,861	4.0
Health Care Services	3,334	1.0
	16,195	5.0
Total Equities:	309,245	94.8
Securities Lending Collateral:	3,950	1.2
Total Investments:	313,195	96.0
Obligation to Return Collateral for Securities Loaned	(3,950)	(1.2)
Cash and Other Assets Less Liabilities:	17,138	5.2
Net Assets:	$326,383	100.0

See accompanying notes to financial statements.

Columbia Acorn Select

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Consumer Goods & Services
IFM Investments (Century 21 China RE) - ADR (China)	2,946,537	3,430,000
Information
Atmel	0	825,000
Globalstar	12,000,000	13,184,322
SBA Communications	730,000	1,100,000
VisionChina Media - ADR (China)	2,573,400	7,000,000
Finance
City National	0	630,000
Energy & Minerals
Continental Resources	0	65,000
Health Care
NPS Pharmaceuticals	2,200,000	2,600,000

	Number of Shares
	09/30/11	12/31/11
Sales
Consumer Goods & Services
Abercrombie & Fitch	950,000	830,000
Coach	875,000	650,000
Hertz	7,525,000	6,625,000
ITT Educational Services	315,000	300,000
lululemon athletica	565,000	417,900
Safeway	2,625,000	2,000,000
Skullcandy	266,300	0
Tiffany & Co.	240,000	200,000
Industrial Goods & Services
Ametek	1,660,000	1,550,000
Donaldson	735,000	700,000
Expeditors International of Washington	685,000	620,000
Kennametal	1,085,000	1,035,000
Pall	790,000	740,000
Quanta Services	1,500,000	1,470,000
Waste Management	650,000	500,000
Information
Amphenol	700,000	670,000
Crown Castle International	1,360,000	825,000
Finisar	324,000	0
Sanmina-SCI	6,275,000	6,100,000
WNS - ADR (India)	4,276,336	4,254,230
Finance
CNO Financial Group	11,650,000	9,100,000
Discover Financial Services	3,800,000	3,225,000
MF Global	4,900,000	0
SEI Investments	1,050,000	1,000,000
Energy & Minerals
Canacol (Colombia)	33,500,000	31,372,300
Eacom Timber (Canada)	38,000,000	36,000,000
Houston American Energy	1,309,500	1,060,000
Kirkland Lake Gold (Canada)	950,000	900,000
Pacific Rubiales Energy (Colombia)	2,255,000	2,150,000
Petrodorado (Colombia)	34,856,000	34,700,000
Other Industries
BioMed Realty Trust	1,800,000	1,720,000
JB Hunt Transport Services	1,140,000	115,000
Health Care
Horizon Pharma	195,000	0

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 99.7%
Consumer Goods & Services 23.1%
	> Retail 9.0%
2,000,000	Safeway	$42,080
	Supermarkets
830,000	Abercrombie & Fitch	40,537
	Teen Apparel Retailer
417,900	lululemon athletica (a)(b)	19,500
	Premium Active Apparel Retailer
200,000	Tiffany & Co.	13,252
	Luxury Good Retailer
		115,369
	> Travel 8.0%
6,625,000	Hertz (a)	77,645
	Largest U.S. Rental Car Operator
1,060,000	Gaylord Entertainment (a)	25,588
	Convention Hotels
		103,233
	> Apparel 3.1%
650,000	Coach	39,676
	Designer & Retailer of Branded Leather Accessories
		39,676
	> Casinos & Gaming 1.5%
300,000,000	RexLot Holdings (China)	19,637
	Lottery Equipment Supplier in China
		19,637
	> Educational Services 1.3%
300,000	ITT Educational Services (a)(b)	17,067
	Post-secondary Degree Services
		17,067
	> Food & Beverage 0.1%
1,850,000	GLG Life Tech (Canada) (a)(b)(c)	1,665
	Produce an All-Natural Sweetener Extracted from the Stevia Plant
		1,665
	> Other Consumer Services 0.1%
3,430,000	IFM Investments (Century 21 China RE) - ADR (China) (a)(c)	1,098
	Provide Real Estate Services in China
		1,098
Consumer Goods & Services: Total		297,745
Industrial Goods & Services 23.0%
	> Machinery 15.4%
1,550,000	Ametek	65,255
	Aerospace/Industrial Instruments
700,000	Donaldson	47,656
	Industrial Air Filtration
740,000	Pall	42,291
	Filtration & Fluids Clarification
1,035,000	Kennametal	37,798
	Consumable Cutting Tools
250,000	Oshkosh Corporation (a)	5,345
	Specialty Truck Manufacturer
		198,345

Number of Shares		Value (000)
	> Outsourcing Services 2.4%
1,470,000	Quanta Services (a)	$31,664
	Electrical & Telecom Construction Services
		31,664
	> Other Industrial Services 2.0%
620,000	Expeditors International of Washington	25,395
	International Freight Forwarder
		25,395
	> Industrial Distribution 1.9%
135,000	WW Grainger	25,271
	Industrial Distribution
		25,271
	> Waste Management 1.3%
500,000	Waste Management	16,355
	U.S. Garbage Collection & Disposal
		16,355
Industrial Goods & Services: Total		297,030
Information 20.0%
	> Mobile Communications 7.1%
1,100,000	SBA Communications (a)	47,256
	Communications Towers
825,000	Crown Castle International (a)	36,960
	Communications Towers
13,184,322	Globalstar (a)(b)	7,120
	Satellite Mobile Voice & Data Carrier
		91,336
	> Contract Manufacturing 4.4%
6,100,000	Sanmina-SCI (a)(c)	56,791
	Electronic Manufacturing Services
		56,791
	> Computer Services 3.0%
4,254,230	WNS - ADR (India) (a)(c)	38,246
	Offshore BPO (Business Process Outsourcing) Services
		38,246
	> Computer Hardware & Related Equipment 2.3%
670,000	Amphenol	30,411
	Electronic Connectors
		30,411
	> Instrumentation 1.3%
110,000	Mettler Toledo (a)	16,248
	Laboratory Equipment
		16,248
	> Business Software 0.7%
182,000	Concur Technologies (a)	9,244
	Web Enabled Cost & Expense Management Software
		9,244
	> Advertising 0.7%
7,000,000	VisionChina Media - ADR (China) (a)(c)	8,680
	Advertising on Digital Screens in China's Mass Transit System
		8,680

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Semiconductors & Related Equipment 0.5%
825,000	Atmel (a)	$6,682
	Microcontrollers, Radio Frequency, and Memory Semiconductors
		6,682
Information: Total		257,638
Finance 13.9%
	> Credit Cards 6.0%
3,225,000	Discover Financial Services	77,400
	Credit Card Company
		77,400
	> Insurance 4.4%
9,100,000	CNO Financial Group (a)	57,421
	Life, Long-term Care & Medical Supplement Insurance
		57,421
	> Banks 2.2%
630,000	City National	27,833
	Bank & Asset Manager
		27,833
	> Brokerage & Money Management 1.3%
1,000,000	SEI Investments	17,350
	Mutual Fund Administration & Investment Management
		17,350
Finance: Total		180,004
Energy & Minerals 12.8%
	> Oil & Gas Producers 8.4%
2,150,000	Pacific Rubiales Energy (Colombia) (b)	39,528
	Oil Production & Exploration in Colombia
31,372,300	Canacol (Colombia) (a)(c)	23,712
	Oil Producer in South America
1,060,000	Houston American Energy (a)(b)	12,921
	Oil and Gas Exploration/Production in Colombia
36,500,000	ShaMaran Petroleum (Iraq) (a)	12,719
	Oil Exploration in Kurdistan
24,000,000	Canadian Overseas Petroleum (United Kingdom) (a)(c)(d)	7,965
12,000,000	Canadian Overseas Petroleum - Warrants (United Kingdom) (a)(d)(e)	948
	Oil & Gas Exploration/Production in the North Sea
34,700,000	Petrodorado (Colombia) (a)(c)	6,983
17,144,000	Petrodorado - Warrants (Colombia) (a)(d)(e)	639
	Oil & Gas Exploration/Production in Colombia, Peru & Paraguay
18,125,000	Petromanas (Canada) (a)	2,758
6,562,500	Petromanas - Warrants (Canada) (a)(d)	48
	Exploring for Oil in Albania
		108,221
	> Agricultural Commodities 1.5%
1,666,667	Union Agriculture Group (Argentina) (a)(d)(e)	16,617
	Farmland Operator in Uruguay

Number of Shares		Value (000)
36,000,000	Eacom Timber (Canada) (a)(c)	$2,473
	Canadian Lumber Producer
		19,090
	> Mining 1.4%
900,000	Kirkland Lake Gold (Canada) (a)	13,623
	Gold Mining
65,000	Continental Resources (a)	4,336
	Oil & Gas Producer in U.S.
		17,959
	> Alternative Energy 1.0%
2,700,000	Canadian Solar (China) (a)(b)(c)	7,182
	Solar Cell & Module Manufacturer
2,950,372	Synthesis Energy Systems (China) (a)(b)(c)	4,573
	Owner/Operator of Gasification Plants
1,500,000	Real Goods Solar (a)(c)	2,145
	Residential Solar Energy Installer
		13,900
	> Oil Services 0.5%
10,600,000	Tuscany International Drilling (Colombia) (a)	6,243
	South America Based Drilling Rig Contractor
		6,243
Energy & Minerals: Total		165,413
Other Industries 4.0%
	> Real Estate 2.4%
1,720,000	BioMed Realty Trust	31,098
	Life Science-focused Office Buildings
		31,098
	> Regulated Utilities 1.2%
450,000	Wisconsin Energy	15,732
	Wisconsin Utility
		15,732
	> Transportation 0.4%
115,000	JB Hunt Transport Services	5,183
	Truck & Intermodal Carrier
		5,183
Other Industries: Total		52,013
Health Care 2.9%
	> Pharmaceuticals 1.6%
1,802,464	Akorn (a)	20,043
	Develops, Manufactures & Sells Specialty Generic Drugs
		20,043
	> Biotechnology & Drug Delivery 1.3%
2,600,000	NPS Pharmaceuticals (a)	17,134
	Orphan Drugs & Healthy Royalties
		17,134
Health Care: Total		37,177
Total Equities: 99.7% (Cost: $1,099,673)		1,287,020

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

Number of Shares		Value (000)
Securities Lending Collateral 2.6%
33,620,749	Dreyfus Government Cash Management Fund (7 day yield of 0.00%) (f)	$33,621
Total Securities Lending Collateral: (Cost: $33,621)		33,621
Total Investments: 102.3% (Cost: $1,133,294)(g)(h)		1,320,641
Obligation to Return Collateral for Securities Loaned: (2.6)%		(33,621)
Cash and Other Assets Less Liabilities: 0.3%		3,601
Total Net Assets: 100.0%		$1,290,621

ADR - American Depositary Receipts

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at December 31, 2011. The total market value of securities on loan at December 31, 2011 was $32,075.

(c)  An affiliated person of the Fund may include any company in which the Fund owns five percent or more of its outstanding voting shares. Holdings and transactions in these affiliated companies during the year ended December 31, 2011, are as follows:

Affiliates	Balance of Shares Held 12/31/10	Purchases/ Additions	Sales/ Reductions	Balance of Shares Held 12/31/11	Value	Dividend
Canacol Energy	36,240,000	-	4,867,700	31,372,300	$23,712	$-
Canadian Overseas Petroleum+	7,200,000	16,800,000	-	24,000,000	7,965	-
Canadian Solar	3,200,000	100,000	600,000	2,700,000	7,182	-
Eacom Timber	38,000,000	-	2,000,000	36,000,000	2,473	-
GLG Life Tech	1,000,000	850,000	-	1,850,000	1,665	-
Globalstar*	15,000,000	2,184,322	4,000,000	13,184,322	7,120	-
IFM Investments (Century 21 China RE) - ADR	2,300,000	1,131,400	1,400	3,430,000	1,098	-
Petrodorado	28,400,000	6,456,000	156,000	34,700,000	6,983	-
Real Goods Solar	1,500,000	100,000	100,000	1,500,000	2,145	-
Sanmina-SCI	7,100,000	-	1,000,000	6,100,000	56,791	-
ShaMaran Petroleum*	35,950,000	2,843,100	2,293,100	36,500,000	12,719	-
Synthesis Energy Systems	4,500,000	-	1,549,628	2,950,372	4,573	-
Tuscany International Drilling*	11,324,000	-	724,000	10,600,000	6,243
VisionChina Media - ADR	3,675,000	4,600,000	1,275,000	7,000,000	8,680	-
WNS - ADR	4,200,000	76,336	22,106	4,254,230	38,246	-
Total of Affiliated Transactions	199,589,000	35,141,158	18,588,934	216,141,224	$187,595	$-

+  Includes the effects of a corporate action.

*  At December 31, 2011, the Fund owned less than five percent of the company's outstanding voting shares.

See accompanying notes to financial statements.

  The aggregate cost and value of these companies at December 31, 2011, were $266,958 and $161,513, respectively. Investments in affiliated companies represented 12.51% of the Fund's total net assets at December 31, 2011.

(d)  Denotes a restricted security, which is subject to restrictions on resale under federal securities laws. These securities are valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. At December 31, 2011, the market value of these securities amounted to $26,217, which represented 2.03% of total net assets.

  Additional information on these securities is as follows:

Security	Acquisition Dates	Shares	Cost	Value
Union Agriculture Group	12/8/10-12/16/11	1,666,667	$20,000	$16,617
Canadian Overseas Petroleum	11/24/10	24,000,000	10,260	7,965
Canadian Overseas Petroleum - Warrants	11/24/10	12,000,000	1,502	948
Petrodorado - Warrants	11/20/09	17,144,000	2,118	639
Petromanas - Warrants	5/20/10	6,562,500	380	48
			$34,260	$26,217

(e)  Illiquid security.

(f)  Investment made with cash collateral received from securities lending activity.

(g)  On December 31, 2011, the market value of foreign securities represented 16.14% of total net assets. The Fund's foreign portfolio was diversified as follows:

	Value	Percent
Colombia	$77,105	5.97
China	41,170	3.19
India	38,246	2.96
Canada	20,567	1.59
Argentina	16,617	1.29
Iraq	12,719	0.99
United Kingdom	8,913	0.69
Total Foreign Portfolio	$208,354	16.68

(h)  At December 31, 2011, for federal income tax purposes, the cost of investments was $1,154,397 and net unrealized appreciation was $166,244 consisting of gross unrealized appreciation of $383,850 and gross unrealized depreciation of $(217,606).

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

See accompanying notes to financial statements.

Columbia Acorn Select

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Consumer Goods & Services	$278,108	$19,637	$-	$297,745
Industrial Goods & Services	297,030	-	-	297,030
Information	257,638	-	-	257,638
Finance	180,004	-	-	180,004
Energy & Minerals	139,196	9,600	16,617	165,413
Other Industries	52,013	-	-	52,013
Health Care	37,177	-	-	37,177
Total Equities	1,241,166	29,237	16,617	1,287,020
Total Securities Lending Collateral	33,621	-	-	33,621
Total Investments	$1,274,787	$29,237	$16,617	$1,320,641

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements. Securities acquired via private placement that have a holding period or an extended settlement period are valued at a discount to the same shares that are trading freely on the market. These discounts are determined by the adviser's experience with similar securities or situations. Factors may include, but are not limited to, trade volume, shares outstanding and stock price. Warrants which do not trade are valued as a percentage of the actively trading common stock using a model based on Black Scholes.

  The Fund's assets assigned to the Level 3 input category are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. To determine fair value, management will utilize the valuation technique that they deem the most appropriate in the circumstances. Securities for which no market exists are valued based upon the market approach using some unobservable inputs which may include, but are not limited to, projected earnings, available cash, line of business, multiples, and consideration of the prioritization of the equity in a company's capital structure.

  The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Transfers In		Transfers Out
Level 1	Level 2	Level 1	Level 2
$63,267	$-	$-	$63,267

  Financial assets were transferred from Level 2 to Level 1 as resale restrictions no longer apply.

  The following table reconciles asset balances for the year ending December 31, 2011, in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2010	Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2011
Equities
Energy & Minerals	$20,000	$-	$(3,383)	$-	$-	$-	$-	$16,617
	$20,000	$-	$(3,383)	$-	$-	$-	$-	$16,617

  The information in the above reconciliation table represents fiscal year to date activity for any securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period.

  The change in unrealized depreciation attributed to securities owned at December 31, 2011, which were valued using significant unobservable inputs (Level 3) amounted to $(3,383).

See accompanying notes to financial statements.

Columbia Thermostat Fund

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
	> Affiliated Stock Funds: 57.7%
641,872	Columbia Acorn International Fund, Class I	$22,035
1,600,740	Columbia Dividend Income Fund, Class I	21,818
594,621	Columbia Acorn Fund, Class I	16,394
1,190,969	Columbia Contrarian Core Fund, Class I	16,388
462,662	Columbia Acorn Select Fund, Class I	10,942
906,270	Columbia Select Large Cap Growth Fund, Class I (a)	10,929
882,190	Columbia Large Cap Enhanced Core Fund, Class I	10,904
Total Stock Funds (Cost: $97,291)		109,410

Number of Shares		Value (000)
	> Affiliated Bond Funds: 38.7%
3,948,225	Columbia Intermediate Bond Fund, Class I	$36,640
2,359,650	Columbia Income Opportunities Fund, Class I	21,992
1,243,623	Columbia U.S. Treasury Index Fund, Class I	14,662
Total Bond Funds (Cost: $71,486)		73,294
Total Investments: 96.4% (Cost: $168,777)(b)		182,704
Cash and Other Assets Less Liabilities: 3.6%		6,903
Total Net Assets: 100.0%		$189,607

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At December 31, 2011, for federal income tax purposes, the cost of investments was $169,439 and net unrealized appreciation was $13,265 consisting of gross unrealized appreciation of $13,595 and gross unrealized depreciation of $(330).

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Total Stock Funds	$109,410	$-	$-	$109,410
Total Bond Funds	73,294	-	-	73,294
Total Investments	$182,704	$-	$-	$182,704

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Asia
> Taiwan
Advantech	4,800	12,000
CTCI Corp	13,900	33,200
Far Eastone Telecom	25,902	43,700
Lung Yen	1,200	11,000
PC Home	0	3,900
St. Shine Optical	4,000	5,800
> Hong Kong
AAC Technologies	0	13,000
> China
Digital China	33,251	34,651
> Indonesia
Archipelago Resources	62,959	76,959
Jasa Marga	0	67,000
Surya Citra Media	0	44,000
Tower Bersama Infrastructure	0	241,000
> India
Jain Irrigation Systems	0	20,800
Manappuram Finance	0	35,100
Mundra Port & Special Economic Zone	0	12,250
United Breweries	0	4,180
> Cambodia
Nagacorp	219,935	229,035
> Thailand
Home Product Center	117,555	134,348
Other Countries
> Canada
Crew Energy	0	3,000
> United States
Hornbeck Offshore	0	1,000
Europe
> Italy
Pirelli	0	3,000

	Number of Shares
	09/30/11	12/31/11
Sales
Asia
> Taiwan
Formosa International Hotels	2,449	949
> China
China Yurun Food	3,065	0
Jiangsu Expressway	3,649	0
Noah Holdings - ADR	2,444	0
> India
EGShares India Small Cap ETF	10,727	0
Market Vectors India Small Cap Index ETF	37,812	0
Wisdomtree India Earnings Index ETF	3,000	0
Other Countries
> United States
Bristow	645	0

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 88.7%
Asia 50.4%
	> Taiwan 14.7%
43,700	Far Eastone Telecom	$82
	Taiwan's 3rd Largest Mobile Operator
5,800	St. Shine Optical	61
	World's Leading Disposable Contact Lens OEM
26,990	Chroma Ate	53
	Automatic Test Systems, Testing & Measurement Instruments
33,200	CTCI Corp	45
	International Engineering Firm
7,730	Simplo Technology	45
	Battery Packs for Notebook & Tablet PCs
12,000	Advantech	33
	Industrial PC & Components
11,277	Radiant Opto-Electronics	32
	Back Light Modules for LCDs
11,000	Lung Yen	32
	Funeral Services and Columbaria
15,385	Taiwan Hon Chuan	29
	Beverage Packaging (bottles, caps, labels) Manufacturer
5,000	President Chain Store	27
	Taiwan's Number One Convenience Chain Store Operator
3,900	PC Home	24
	Taiwanese Internet Retail Company
949	Formosa International Hotels	13
	Hotel, Food & Beverage Operation & Hospitality Management Services
		476
	> Hong Kong 5.1%
4,137	Melco Crown Entertainment - ADR (a)	40
	Macau Casino Operator
16,865	Lifestyle International	37
	Mid- to High-end Department Store Operator in Hong Kong & China
65,652	Sasa International	36
	Cosmetics Retailer
13,000	AAC Technologies	29
	Miniature Acoustic Components
33,000	Melco International (a)	24
	Macau Casino Operator
		166
	> China 7.1%
34,651	Digital China	53
	IT Distribution & Systems Integration Services
85,275	AMVIG Holdings	45
	Chinese Tobacco Packaging Material Supplier
1,000	NetEase.com - ADR (a)	45
	Chinese Online Gaming Services
741	51job - ADR (a)	31
	Integrated Human Resource Service
451,892	RexLot Holdings	30
	Lottery Equipment Supplier in China
7,538	ENN Energy	24
	China's Largest Private Gas Operator
		228

Number of Shares		Value (000)
	> Indonesia 9.2%
76,959	Archipelago Resources (a)	$83
	Gold Mining Projects in Indonesia, Vietnam & the Philippines
178,989	Ace Indonesia	81
	Home Improvement Retailer
241,000	Tower Bersama Infrastructure	63
	Communications Towers
44,000	Surya Citra Media	38
	Free to Air TV in Indonesia
67,000	Jasa Marga	31
	Largest Toll Road Operator in Indonesia
		296
	> India 4.0%
20,800	Jain Irrigation Systems	34
	Agricultural Micro-Irrigation Systems & Food Processing
35,100	Manappuram Finance	30
	Short-term Lending Collateralized by Household Gold
4,180	United Breweries	30
	India's Largest Brewer
12,250	Mundra Port & Special Economic Zone	28
	Indian West Coast Shipping Port
2,200	Titan Industries	7
	Jewelry, Watches & Eyeglasses
		129
	> Philippines 3.9%
189,156	SM Prime Holdings	58
	Shopping Mall Operator
88,382	Manila Water Company	39
	Water Utility Company in the Philippines
25,567	Int'l Container Terminal	31
	Container Handling Terminals & Port Management
		128
	> Cambodia 1.8%
229,035	Nagacorp	58
	Casino/Entertainment Complex in Cambodia
		58
	> Thailand 1.5%
134,348	Home Product Center	47
	Home Improvement Retailer
		47
	> Mongolia 1.1%
48,909	Mongolian Mining (a)	37
	Coking Coal Mining in Mongolia
		37
	> Japan 1.1%
3,860	Kansai Paint	34
	Paint Producer in Japan, India, China and Southeast Asia
		34
	> Singapore 0.9%
27,403	Goodpack Limited	29
	International Bulk Container Leasing
		29
Asia: Total		1,628

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Statement of Investments, continued

Number of Shares		Value (000)
Other Countries 16.9%
	> South Africa 10.6%
9,580	Adcock Ingram Holdings	$73
	Manufacturer of Pharmaceuticals and Medical Supplies
24,626	Coronation Fund Managers	69
	South African Fund Manager
39,175	Rand Merchant Insurance	65
	Directly Sold Property and Casualty Insurance; Holdings in Other Insurers
5,370	Mr. Price	53
	South African Retailer of Apparel, Household & Sporting Goods
11,354	Northam Platinum	42
	Platinum Mining in South Africa
1,945	Massmart Holdings	41
	General Merchandise, Food, and Home Improvement Stores; Wal-Mart Subsidiary
		343
	> Canada 3.3%
3,565	Alliance Grain Traders	73
	Global Leader in Pulse Processing and Distribution
3,000	Crew Energy (a)	33
	Canadian Oil and Gas Producer
		106
	> United States 3.0%
1,200	Textainer Group Holdings	35
	Top International Container Leasor
1,000	Hornbeck Offshore (a)	31
	Supply Vessel Operator in U.S. Gulf of Mexico
752	Atwood Oceanics (a)	30
	Offshore Drilling Contractor
		96
Other Countries: Total		545
Europe 10.7%
	> Sweden 3.1%
3,498	Hexagon	52
	Design, Measurement & Visualization Software & Equipment
6,072	East Capital Explorer	48
	Sweden-based Russia/Central Eastern Europe Investment Fund
		100
	> Switzerland 1.9%
675	Dufry Group (a)	62
	Operates Airport Duty Free and Duty Paid Shops
		62
	> Czech Republic 1.8%
352	Komercni Banka	59
	Leading Czech Republic Universal Bank
		59
	> France 1.3%
780	Rubis	41
	Tank Storage & Liquefied Petroleum Gas Distribution
		41

Number of Shares		Value (000)
	> Germany 1.1%
824	Dürr	$36
	Automotive Plant Engineering & Associated Capital Equipment
		36
	> Italy 0.8%
3,000	Pirelli	25
	Global Tire Supplier
		25
	> Kazakhstan 0.6%
4,332	Halyk Savings Bank of Kazakhstan - GDR (a)	21
	Largest Retail Bank & Insurer in Kazakhstan
		21
Europe: Total		344
Latin America 10.7%
	> Brazil 7.0%
11,121	MRV Engenharia	64
	Brazilian Property Developer
4,436	Localiza Rent A Car	61
	Car Rental
4,617	Mills Estruturas e Servicos de Engenharia	44
	Civil Engineering & Construction
1,884	Multiplus	32
	Loyalty Program Operator in Brazil
7,431	Suzano	27
	Brazilian Pulp & Paper Producer
		228
	> Mexico 2.1%
1,203	Grupo Aeroportuario del Sureste - ADR	67
	Mexican Airport Operator
		67
	> Argentina 1.6%
56,433	Madalena Ventures (a)	51
	Oil and Gas Exploration in Argentina
		51
Latin America: Total		346
Total Equities: 88.7% (Cost: $2,997)		2,863
Total Investments: 88.7% (Cost: $2,997)(b)(c)		2,863
Cash and Other Assets Less Liabilities: 11.3%		366
Total Net Assets: 100.0%		$3,229

ADR - American Depositary Receipts

GDR - Global Depositary Receipts

See accompanying notes to financial statements.

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  At December 31, 2011, for federal income tax purposes, the cost of investments was $2,999 and net unrealized depreciation was $(136) consisting of gross unrealized appreciation of $110 and gross unrealized depreciation of $(246).

(c)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Taiwan Dollar	$476	14.7
Hong Kong Dollar	374	11.6
South African Rand	344	10.7
U.S. Dollar	300	9.3
Brazilian Real	228	7.1
Indonesian Rupiah	213	6.6
Other currencies less than 5% of total net assets	928	28.7
	$2,863	88.7

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Asia	$116	$1,512	$-	$1,628
Other Countries	202	343	-	545
Europe	-	344	-	344
Latin America	346	-	-	346
Total Equities	664	2,199	-	2,863
Total Investments	$664	$2,199	$-	$2,863

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn Emerging Markets Fund

Portfolio Diversification

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Consumer Goods & Services
Retail	$378	11.7
Casinos & Gaming	151	4.7
Other Consumer Services	101	3.1
Food & Beverage	63	1.9
Travel	61	1.9
Other Durable Goods	25	0.8
Other Entertainment	12	0.4
	791	24.5
> Information
Mobile Communications	145	4.5
Computer Hardware & Related Equipment	139	4.3
Electronics Distribution	54	1.7
Instrumentation	53	1.6
Business Software	52	1.6
Internet Related	45	1.4
TV Broadcasting	38	1.2
	526	16.3
> Energy & Minerals
Mining	161	5.0
Agricultural Commodities	99	3.0
Oil & Gas Producers	84	2.6
Oil Services	61	1.9
Oil Refining, Marketing & Distribution	41	1.3
	446	13.8
> Industrial Goods & Services
Industrial Materials & Specialty Chemicals	108	3.3
Construction	89	2.8
Machinery	70	2.2
Other Industrial Services	59	1.8
Industrial Distribution	29	0.9
	355	11.0
> Finance
Brokerage & Money Management	117	3.6
Banks	80	2.5
Finance Companies	65	2.0
Insurance	65	2.0
	327	10.1
> Other Industries
Real Estate	121	3.7
Transportation	99	3.1
Regulated Utilities	63	2.0
	283	8.8

	Value (000)	Percentage of Net Assets
> Health Care
Pharmaceuticals	$74	2.3
Medical Supplies	61	1.9
	135	4.2
Total Equities:	2,863	88.7
Total Investments:	2,863	88.7
Cash and Other Assets Less Liabilities:	366	11.3
Net Assets:	$3,229	100.0

See accompanying notes to financial statements.

Columbia Acorn European Fund

Major Portfolio Changes in the Fourth Quarter (Unaudited)

	Number of Shares
	09/30/11	12/31/11
Purchases
Europe
> United Kingdom
Shaftesbury	160	3,180
> Germany
Bertrandt	0	300
Stratec Biomedical Systems	0	420
> Sweden
Unibet	0	1,000
> Italy
Pirelli	0	2,000
> Iceland
Marel	400	43,750
> Norway
Atea	1,900	3,310
> Belgium
EVS Broadcast Equipment	300	630
> Czech Republic
Komercni Banka	0	140
> Poland
FX Energy	0	4,000
Other Countries
> Canada
Alliance Grain Traders	0	1,270
Asia
> Hong Kong
L'Occitane International	0	9,000

	Number of Shares
	09/30/11	12/31/11
Sales
Europe
> United Kingdom
Cobham	4,850	0
> France
1000 mercis	1,580	700
Neopost	590	352
Teleperformance	1,050	0
> Netherlands
Arcadis	1,910	1,280
Vopak	770	0
> Germany
Rhoen-Klinikum	800	0

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments, December 31, 2011

Number of Shares		Value (000)
		Equities: 96.7%
Europe 94.1%
	> United Kingdom 18.5%
1,400	Intertek Group	$44
	Testing, Inspection & Certification Services
5,800	Chemring	36
	Defense Manufacturer of Countermeasures & Energetics
2,927	JLT Group	31
	International Business Insurance Broker
15,220	Charles Taylor	30
	Insurance Services
6,480	GlobeOp Financial Services	29
	Hedge Fund Administrator
3,180	Shaftesbury	23
	London Prime Retail REIT
3,610	Domino's Pizza United Kingdom & Ireland	23
	Pizza Delivery in United Kingdom, Ireland and Germany
5,830	Workspace Group	20
	United Kingdom Real Estate
660	Rotork	20
	Valve Actuators for Oil & Water Pipelines
2,480	Serco	18
	Facilities Management
3,190	Abcam	18
	Online Sales of Antibodies
2,870	Premier Oil (a)	16
	Oil and Gas Producer in Europe, Pakistan and Asia
339	Greggs	3
	Bakery
		311
	> France 15.4%
1,100	Gemalto	54
	Digital Security Solutions
600	Eurofins Scientific	44
	Food, Pharmaceuticals & Materials Screening & Testing
700	1000 mercis	41
	Interactive Advertising and Marketing
360	Norbert Dentressangle	25
	Leading European Logistics & Transport Group
352	Neopost	24
	Postage Meter Machines
790	Saft Batteries	22
	Niche Battery Manufacturer
600	Mersen	18
	Advanced Industrial Materials
310	Rubis	16
	Tank Storage & Liquefied Petroleum Gas Distribution
5,030	Hi-Media (a)	14
	Online Advertiser in Europe
		258

Number of Shares		Value (000)
	> Netherlands 14.2%
430	Core Laboratories	$49
	Oil & Gas Reservoir Consulting
2,420	Aalberts Industries	41
	Flow Control & Heat Treatment
1,530	UNIT4	36
	Business Software Development
1,360	Imtech	35
	Electromechanical & ICT Installation & Maintenance
1,210	Koninklijke TenCate	33
	Advanced Textiles & Industrial Fabrics
410	Fugro	24
	Sub-sea Oilfield Services
1,280	Arcadis	20
	Engineering Consultants
		238
	> Germany 12.6%
3,080	Wirecard	49
	Online Payment Processing & Risk Management
170	Rational	37
	Commercial Ovens
560	Rheinmetall	25
	Defense & Automotive
520	Dürr	23
	Automotive Plant Engineering & Associated Capital Equipment
690	CTS Eventim	21
	Event Ticket Sales
810	Elringklinger	20
	Automobile Components
300	Bertrandt	20
	Outsourced Engineering
420	Stratec Biomedical Systems	17
	Diagnostic Instrumentation
		212
	> Switzerland 7.1%
250	Geberit (a)	48
	Plumbing Supplies
15	Sika	28
	Chemicals for Construction & Industrial Applications
160	Partners Group	28
	Private Markets Asset Management
170	Dufry Group (a)	16
	Operates Airport Duty Free and Duty Paid Shops
		120
	> Sweden 5.7%
2,570	Hexagon	39
	Design, Measurement & Visualization Software & Equipment
4,070	Sweco	34
	Engineering Consultants
1,000	Unibet	23
	European Online Gaming Operator
		96

See accompanying notes to financial statements.

Number of Shares		Value (000)
	> Italy 4.5%
15,060	CIR	$24
	Italian Holding Company
6,400	Geox	18
	Apparel and Shoe Maker
2,000	Pirelli	17
	Global Tire Supplier
200	Tod's	16
	Leather Shoes & Bags
		75
	> Iceland 2.7%
43,750	Marel (a)	45
	Largest Manufacturer of Poultry & Fish Processing Equipment
		45
	> Ireland 2.6%
9,630	United Drug	26
	Irish Pharmaceutical Wholesaler & Outsourcer
300	Paddy Power	17
	Irish Betting Services
		43
	> Portugal 2.2%
13,480	Redes Energéticas Nacionais	37
	Portuguese Power Transmission & Gas Transportation
		37
	> Norway 2.0%
3,310	Atea	33
	Leading Nordic IT Hardware/Software Re-seller & Installation Company
		33
	> Belgium 1.9%
630	EVS Broadcast Equipment	32
	Digital Live Mobile Production Software and Systems
		32
	> Russia 1.5%
1,000	Mail.ru - GDR (a)(b)	26
	Internet Social Networking & Games for Russian Speakers
		26
	> Czech Republic 1.4%
140	Komercni Banka	24
	Leading Czech Republic Universal Bank
		24
	> Poland 1.1%
4,000	FX Energy (a)	19
	Oil & Gas Producer in Poland
		19

Number of Shares		Value (000)
	> Greece 0.7%
12,800	Intralot	$11
	Lottery & Gaming Systems & Services
		11
Europe: Total		1,580
Other Countries 1.5%
	> Canada 1.5%
1,270	Alliance Grain Traders	26
	Global Leader in Pulse Processing and Distribution
		26
Other Countries: Total		26
Asia 1.1%
	> Hong Kong 1.1%
9,000	L'Occitane International	18
	Skin Care and Cosmetics Producer
		18
Asia: Total		18
Total Equities: 96.7% (Cost: $1,710)		1,624
Total Investments: 96.7% (Cost: $1,710)(c)(d)		1,624
Cash and Other Assets Less Liabilities: 3.3%		55
Total Net Assets: 100.0%		$1,679

GDR – Global Depositary Receipts

See accompanying notes to financial statements.

Columbia Acorn European Fund

Statement of Investments, continued

> Notes to Statement of Investments (dollar values in thousands)

(a)  Non-income producing security.

(b)  Security exempt from registration under Section 4(2) of the Securities Act of 1933. This security may only be resold in exempt transactions to qualified buyers. Private resales of this security to qualified institutional buyers are also exempt from registration pursuant to Rule 144A under the Securities Act of 1933. At December 31, 2011 this security had an aggregate value of $26, which represented 1.55% of total net assets.

(c)  At December 31, 2011 for federal income tax purposes, the cost of investments was $1,715 and net unrealized depreciation was $91 consisting of gross unrealized appreciation of $0 and gross unrealized depreciation of $(91).

(d)  On December 31, 2011, the Fund's total investments were denominated in currencies as follows:

Currency	Value	Percentage of Net Assets
Euro	$858	51.1
British Pound	311	18.5
Swiss Franc	120	7.1
Swedish Krona	95	5.7
U.S. Dollar	94	5.6
Other currencies less than 5% of total net assets	146	8.7
	$1,624	96.7

Fair Value Measurements

  Various inputs are used in determining the value of the Fund's investments, following the input prioritization hierarchy established by GAAP. These inputs are summarized in the three broad levels listed below:

  •  Level 1 – quoted prices in active markets for identical securities

  •  Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk and others)

  •  Level 3 – prices determined using significant unobservable inputs where quoted prices or observable inputs are unavailable or less reliable (including management's own assumptions about the factors market participants would use in pricing an investment)

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

  Examples of the types of securities in which the Fund would typically invest and how they are classified within this hierarchy are as follows. Typical Level 1 securities include exchange traded domestic equities, mutual funds whose NAVs are published each day and exchange traded foreign equities that are not statistically fair valued. Typical Level 2 securities include exchange traded foreign equities that are statistically fair valued, forward foreign currency exchange contracts and short-term investments valued at amortized cost. Additionally, securities fair valued by the Valuation Committee of the Fund's Board of Trustees that rely on significant observable inputs are also included in Level 2. Typical Level 3 securities include any security fair valued by the Fund's Valuation Committee that relies on significant unobservable inputs.

The following table summarizes the inputs used, as of December 31, 2011, in valuing the Fund's assets:

Investment Type	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Equities
Europe	$68	$1,512	$-	$1,580
Other Countries	26	-	-	26
Asia	-	18	-	18
Total Equities	94	1,530	-	1,624
Total Investments	$94	$1,530	$-	$1,624

  The Fund's assets assigned to the Level 2 input category are generally valued using a market approach, in which a security's value is determined through its correlation to prices and information from observable market transactions for similar or identical assets. Foreign equities are generally valued at the last sales price on the foreign exchange or market on which they trade. The Fund may use a systematic fair valuation model, in accordance with the policy adopted by the Board of Trustees, provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. These models take into account available market data including intraday index, ADR, and ETF movements.

  There were no significant transfers of financial assets between levels 1 and 2 during the period.

See accompanying notes to financial statements.

Columbia Acorn European Fund

Portfolio Diversification

At December 31, 2011, the Fund's portfolio investments as a percentage of net assets were diversified as follows:

	Value (000)	Percentage of Net Assets
> Industrial Goods & Services
Other Industrial Services	$177	10.5
Machinery	173	10.3
Industrial Machinery & Specialty Chemicals	100	5.9
Conglomerates	65	3.9
Electrical Components	58	3.5
Construction	48	2.9
Outsourcing Services	38	2.3
	659	39.3
> Information
Computer Hardware & Related Equipment	86	5.1
Business Software	75	4.5
Financial Processors	50	3.0
Business Information & Marketing Services	41	2.4
Computer Services	33	2.0
Internet Related	26	1.6
Advertising	14	0.8
	325	19.4
> Energy & Minerals
Mining	49	2.9
Oil & Gas Producers	35	2.1
Agricultural Commodities	26	1.5
Oil Services	24	1.4
Oil Refining, Marketing & Distribution	16	1.0
	150	8.9
> Finance
Insurance	61	3.6
Brokerage & Money Management	57	3.4
Banks	23	1.4
	141	8.4
> Consumer Goods & Services
Casinos & Gaming	51	3.0
Nondurables	34	2.0
Restaurants	22	1.3
Other Entertainment	21	1.3
Apparel	18	1.1
Other Durable Goods	17	1.0
Retail	16	0.9
Food & Beverage	3	0.2
	182	10.8

	Value (000)	Percentage of Net Assets
> Other Industries
Real Estate	$44	2.6
Regulated Utilities	37	2.2
Transportation	25	1.5
	106	6.3
> Health Care
Pharmaceuticals	26	1.5
Medical Equipment & Devices	17	1.0
Medical Supplies	18	1.1
	61	3.6
Total Equities:	1,624	96.7
Total Investments:	1,624	96.7
Cash and Other Assets Less Liabilities:	55	3.3
Net Assets:	$1,679	100.0

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Assets and Liabilities

December 31, 2011	Columbia Acorn Fund		Columbia Acorn International	Columbia Acorn USA		Columbia Acorn International Select
(in thousands)
Assets:
Unaffiliated investments, at cost		$8,636,867	$4,524,775		$1,182,379		$281,366
Affiliated investments, at cost (See Note 4)		2,644,726	178,167		3,624		—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $371,484; Columbia Acorn International $96,653; Columbia Acorn USA $33,589; Columbia Acorn International Select $3,850; Columbia Acorn Select $32,075; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $—; Columbia Acorn European Fund $—)		$12,553,485	$5,127,131		$1,584,940		$313,195
Affiliated investments, at value (See Note 4)		3,722,937	217,479		3,315		—
Cash		480,945	157,234		5,733		16,190
Foreign currency (cost: Columbia Acorn International $404)		—	404		—		—
Unrealized appreciation on forward foreign currency exchange contracts		—	4,539		—		—
Receivable for:
Investments sold		24,089	6,815		4,630		137
Fund shares sold		15,075	16,077		948		2,221
Dividends		9,889	6,101		721		257
Securities lending income		306	162		17		3
Foreign tax reclaims		166	2,615		—		136
Expense reimbursement due from Advisor		—	1		—		—
Trustees' Deferred Compensation
Investments		2,188	596		177		—
Other assets		177	60		18		4
Total Assets		16,809,257	5,539,214		1,600,499		332,143
Liabilities:
Collateral on securities loaned		382,045	99,418		34,671		3,950
Unrealized depreciation on forward foreign currency exchange contracts		—	—		—		948
Payable to advisor		—	—		—		—
Payable for:
Investments purchased		29,812	2,183		3,978		—
Fund shares redeemed		55,228	14,781		2,855		659
Management fee		289	113		37		8
Administration fee		18	6		2		— *
12b-1 Service and Distribution fees		44	9		2		1
Reports to shareholders		617	367		109		48
Deferred Trustees' fees		2,188	596		177		—
Transfer agent fees		1,220	337		119		16
Trustees' fees		81	48		8		37
Registration and blue sky fees		5	7		5		4
Custody fees		75	482		3		37
Professional fee		489	216		78		49
Chief compliance officer expenses		93	31		9		3
Deferred foreign capital gains tax payable		—	2,321		—		—
Other liabilities		478	1,346		1		— *
Total Liabilities		472,682	122,261		42,054		5,760
Net Assets		$16,336,575	$5,416,953		$1,558,445		$326,383
Composition of Net Assets:
Paid-in capital		$11,198,023	$5,139,384		$1,154,235		$299,340
Undistributed (overdistributed) net investment income (Accumulated net investment loss)		(32,074)	(60,514)		(167)		(5,294)
Accumulated net realized gain (loss)		175,809	(305,724)		2,125		1,468
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		3,916,618	602,356		402,561		31,829
Affiliated investments		1,078,211	39,312		(309)		—
Foreign capital gains tax		—	(2,321)		—		—
Foreign currency translations		(12)	(79)		—		(12)
Forward foreign currency exchange contracts		—	4,539		—		(948)
Net Assets		$16,336,575	$5,416,953		$1,558,445		$326,383
Net asset value per share – Class A (a)		$26.63	$34.15		$25.94		$24.26
(Net assets/shares)		($3,246,833/121,918)	($918,112/26,887)		($167,038/6,441)		($56,350/2,323)
Maximum offering price per share – Class A (b)		$28.25	$36.23		$27.52		$25.74
(Net asset value per share/front-end sales charge)		($26.63/0.9425)	($34.15/0.9425)		($25.94/0.9425)		($24.26/0.9425)
Net asset value and offering price per share – Class B (a)		$24.53	$33.17		$23.98		$23.27
(Net assets/shares)		($67,153/2,738)	($24,510/739)		($2,253/94)		($1,774/76)
Net asset value and offering price per share – Class C (a)		$24.18	$33.03		$23.72		$23.17
(Net assets/shares)		($721,446/29,834)	($97,328/2,946)		($30,584/1,289)		($8,704/376)
Net asset value and offering price per share – Class I (d)		$27.57	$34.33		$27.00		$24.45
(Net assets/shares)		($16,397/595)	($50,335/1,466)		($2,635/98)		($2/— **)
Net asset value and offering price per share – Class R (c)		$—	$34.11		$—		$—
(Net assets/shares)	($	—/—)	($2,130/62)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class R5 (c)		$—	$34.31		$—		$—
(Net assets/shares)	($	—/—)	($2,038/59)	($	—/—)	($	—/—)
Net asset value and offering price per share – Class Z (d)		$27.56	$34.31		$26.98		$24.46
(Net assets/shares)		($12,284,746/445,806)	($4,322,500/126,000)		($1,355,935/50,253)		($259,553/10,613)

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

(c)  Shares commenced operations on August 15, 2011.

(d)  Redemption price per share is equal to net asset value.

*  Rounds to less than $500.

**  Rounds to less than 500 shares.

See accompanying notes to financial statements.

December 31, 2011	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
(in thousands)
Assets:
Unaffiliated investments, at cost		$866,336		$—		$2,997			$1,710
Affiliated investments, at cost (See Note 4)		266,958		168,777		—			—
Unaffiliated investments, at value (including securities on loan: Columbia Acorn Fund $371,484; Columbia Acorn International $96,653; Columbia Acorn USA $33,589; Columbia Acorn International Select $3,850; Columbia Acorn Select $32,075; Columbia Thermostat Fund $—; Columbia Acorn Emerging Markets Fund $—; Columbia Acorn European Fund $—)		$1,159,128		$—		$2,863			$1,624
Affiliated investments, at value (See Note 4)		161,513		182,704		—			—
Cash		13,666		1,306		376			88
Foreign currency (cost: Columbia Acorn International $404)		—		—		—			—
Unrealized appreciation on forward foreign currency exchange contracts		—		—		—			—
Receivable for:
Investments sold		794		—		—			—
Fund shares sold		708		6,134		47			—
Dividends		1,409		224		3			2
Securities lending income		89		—		—			—
Foreign tax reclaims		20		—		—	*		—	*
Expense reimbursement due from Advisor		—		3		—	*		—	*
Trustees' Deferred Compensation
Investments		230		—		—			—
Other assets		19		1		57			55
Total Assets		1,337,576		190,372		3,346			1,769
Liabilities:
Collateral on securities loaned		33,621		—		—			—
Unrealized depreciation on forward foreign currency exchange contracts		—		—		—			—
Payable to advisor		—		—		27			34
Payable for:
Investments purchased		2,076		572		21			—
Fund shares redeemed		10,617		109		—			—
Management fee		30		1		—	*		—	*
Administration fee		1		— *		—	*		—	*
12b-1 Service and Distribution fees		5		2		—	*		—	*
Reports to shareholders		137		27		10			10
Deferred Trustees' fees		230		—		—			—
Transfer agent fees		131		9		—	*		—	*
Trustees' fees		7		20		—	*		—	*
Registration and blue sky fees		6		2		7			7
Custody fees		2		— *		21			8
Professional fee		81		22		30			30
Chief compliance officer expenses		11		1		—	*		—	*
Deferred foreign capital gains tax payable		—		—		1			—
Other liabilities		— *		— *		—	*		1
Total Liabilities		46,955		765		117			90
Net Assets		$1,290,621		$189,607		$3,229			$1,679
Composition of Net Assets:
Paid-in capital		$1,100,909		$196,559		$3,419			$1,776
Undistributed (overdistributed) net investment income (Accumulated net investment loss)		(324)		471		(1)			—	*
Accumulated net realized gain (loss)		2,689		(21,350)		(54)			(11)
Net unrealized appreciation (depreciation) on:
Unaffiliated investments		292,792		—		(134)			(86)
Affiliated investments		(105,445)		13,927		—			—
Foreign capital gains tax		—		—		(1)			—
Foreign currency translations		—		—		—	*		—	*
Forward foreign currency exchange contracts		—		—		—			—
Net Assets		$1,290,621		$189,607		$3,229			$1,679
Net asset value per share – Class A (a)		$22.95		$12.82		$9.26			$9.43
(Net assets/shares)		($340,325/14,826)		($79,744/6,219)		($332/36)			($154/16)
Maximum offering price per share – Class A (b)		$24.35		$13.60		$9.82			$10.01
(Net asset value per share/front-end sales charge)		($22.95/0.9425)		($12.82/0.9425)		($9.26/0.9425)			($9.43/0.9425)
Net asset value and offering price per share – Class B (a)		$21.40		$12.91		$—			$—
(Net assets/shares)		($26,126/1,221)		($11,318/877)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class C (a)		$21.20		$12.91		$9.24			$9.44
(Net assets/shares)		($62,887/2,966)		($33,378/2,585)		($127/14)			($5/1)
Net asset value and offering price per share – Class I (d)		$23.65		$—		$9.29			$9.43
(Net assets/shares)		($10,944/463)	($	—/—)		($5/1)			($5/1)
Net asset value and offering price per share – Class R (c)		$—		$—		$—			$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class R5 (c)		$—		$—		$—			$—
(Net assets/shares)	($	—/—)	($	—/—)	($	—/—)		($	—/—)
Net asset value and offering price per share – Class Z (d)		$23.62		$12.67		$9.28			$9.44
(Net assets/shares)		($850,339/36,003)		($65,167/5,142)		($2,765/298)			($1,515/161)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Operations For the Year Ended December 31, 2011

(in thousands)	Columbia Acorn Fund	Columbia Acorn International	Columbia Acorn USA	Columbia Acorn International Select
Investment Income:
Dividend income	$114,994	$139,245	$8,706	$9,725
Dividend income from affiliates (See Note 4)	12,906	4,877	—	—
Dividends from affiliated investment company shares (See Note 4)	—	—	—	—
Interest income	169	43	5	6
Securities lending income, net	3,532	900	286	24
	131,601	145,065	8,997	9,755
Foreign taxes withheld	(2,619)	(12,305)	(14)	(782)
Total Investment Income	128,982	132,760	8,983	8,973
Expenses:
Management fee	114,050	46,342	14,918	3,885
Administration fee	6,839	2,343	666	159
12b-1 Service and Distribution fees:
Class A	9,005	2,276	496	169
Class B	1,342	200	48	19
Class C	8,052	1,067	337	108
Class R	—	4	—	—
Transfer agent fees:
Class A	3,254	1,579	192	102
Class B	365	87	15	7
Class C	850	178	33	21
Class R	—	1	—	—
Class R5	—	— *	—	—
Class Z	5,385	2,570	752	114
Custody fees	971	3,106	46	179
Trustees' fees	991	346	96	19
Registration and blue sky fees	194	143	94	74
Reports to shareholders	1,922	1,252	383	142
Audit fees	87	78	42	44
Legal fees	1,214	413	118	28
Chief compliance officer expenses (See Note 4)	752	257	74	18
Other expenses	567	283	56	28
Total Expenses	155,840	62,525	18,366	5,116
Less custody fees paid indirectly	— *	— *	— *	— *
Less reimbursement of expenses by Investment Advisor	—	(159)	—	—
Net Expenses	155,840	62,366	18,366	5,116
Net Investment Income/(Loss)	(26,858)	70,394	(9,383)	3,857
Net Realized and Unrealized Gain/(Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	756,701	222,525	41,208	45,575
Affiliated investments (See Note 4)	(10,817)	(3,603)	(512)	—
Foreign currency transactions	13	(4,273)	—	(885)
Forward foreign currency exchange contracts	—	7,872	—	1,262
Distributions from affiliated investment company shares	—	—	—	—
Reimbursement from affiliate (See Note 4)	—	174	—	—
Net realized gain/(loss)	745,897	222,695	40,696	45,952
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	(1,530,752)	(1,220,866)	(112,790)	(88,029)
Affiliated investments (See Note 4)	(43,544)	22,439	876	—
Foreign currency translations	(42)	(1,536)	—	(24)
Forward foreign currency exchange contracts	—	(6,748)	—	(948)
Foreign capital gains tax	—	(1,814)	—	—
Net change in unrealized depreciation	(1,574,338)	(1,208,525)	(111,914)	(89,001)
Net realized and unrealized gain/(loss)	(828,441)	(985,830)	(71,218)	(43,049)
Net Increase/(Decrease) in Net Assets resulting from Operations	$(855,299)	$(915,436)	$(80,601)	$(39,192)

*  Rounds to less than $500.

See accompanying notes to financial statements.

(in thousands)	Columbia Acorn Select	Columbia Thermostat Fund	Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Investment Income:
Dividend income	$12,579	$—	$17		$6
Dividend income from affiliates (See Note 4)	—	—	—		—
Dividends from affiliated investment company shares (See Note 4)	—	3,668	—		—
Interest income	28	— *	—		—
Securities lending income, net	579	—	—		—
	13,186	3,668	17		6
Foreign taxes withheld	(149)	—	(1)		—	*
Total Investment Income	13,037	3,668	16		6
Expenses:
Management fee	15,322	141	13		7
Administration fee	720	54	—	*	—	*
12b-1 Service and Distribution fees:
Class A	1,180	136	—	*	—	*
Class B	375	160	—		—
Class C	821	236	—	*	—	*
Class R	—	—	—		—
Transfer agent fees:
Class A	520	71	—	*	—	*
Class B	108	38	—		—
Class C	108	33	—	*	—	*
Class R	—	—	—		—
Class R5	—	—	—		—
Class Z	672	21	—	*	—	*
Custody fees	161	1	21		9
Trustees' fees	112	4	—	*	—	*
Registration and blue sky fees	94	69	32		32
Reports to shareholders	372	88	11		11
Audit fees	42	21	30		30
Legal fees	136	9	—	*	—	*
Chief compliance officer expenses (See Note 4)	83	6	—	*	—	*
Other expenses	183	12	90		94
Total Expenses	21,009	1,100	197		183
Less custody fees paid indirectly	— *	— *	—		—
Less reimbursement of expenses by Investment Advisor	—	(216)	(182)		(174)
Net Expenses	21,009	884	15		9
Net Investment Income/(Loss)	(7,972)	2,784	1		(3)
Net Realized and Unrealized Gain/(Loss) on Portfolio Positions:
Net realized gain/(loss) on:
Unaffiliated investments	209,865	—	(54)		(8)
Affiliated investments (See Note 4)	(66,391)	7,583	—		—
Foreign currency transactions	(69)	—	(3)		14
Forward foreign currency exchange contracts	—	—	—		—
Distributions from affiliated investment company shares	—	1,295	—		—
Reimbursement from affiliate (See Note 4)	—	—	—		—
Net realized gain/(loss)	143,405	8,878	(57)		6
Net change in net unrealized appreciation/(depreciation) on:
Unaffiliated investments	(347,747)	—	(134)		(86)
Affiliated investments (See Note 4)	(112,603)	(4,866)	—		—
Foreign currency translations	(1)	—	—	*	—	*
Forward foreign currency exchange contracts	—	—	—		—
Foreign capital gains tax	—	—	(1)		—
Net change in unrealized depreciation	(460,351)	(4,866)	(135)		(86)
Net realized and unrealized gain/(loss)	(316,946)	4,012	(192)		(80)
Net Increase/(Decrease) in Net Assets resulting from Operations	$(324,918)	$6,796	$(191)		$(83)

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011 (b)	2010 (a)	2011	2010 (a)	2011	2010 (a)
Operations:
Net investment income/(loss)	$(26,858)	$(7,374)	$70,394	$45,340	$(9,383)	$(5,972)	$3,857	$2,667
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	756,714	971,334	226,124	276,374	41,208	96,553	45,952	42,527
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(10,817)	139,546	(3,603)	5,786	(512)	(1,208)	—	—
Reimbursement from affiliate (See Note 4)	—	—	174	—	—	—	—	—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(1,530,794)	1,864,571	(1,230,965)	752,452	(112,790)	224,623	(89,001)	38,193
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	(43,544)	758,959	22,440	6,050	876	4,434	—	—
Net Increase/(Decrease) from Operations	(855,299)	3,727,036	(915,436)	1,086,002	(80,601)	318,430	(39,192)	83,387
Distributions to Shareholders From:
Net investment income – Class A	(2,049)	(2,387)	(21,972)	(12,578)	—	—	(1,392)	(776)
Net realized gain – Class A	(144,445)	(100,919)	—	—	(1,096)	—	(901)	—
Net investment income – Class B	—	—	(600)	(290)	—	—	(23)	(25)
Net realized gain – Class B	(4,964)	(9,116)	—	—	(21)	—	(31)	—
Net investment income – Class C	—	—	(2,369)	(714)	—	—	(70)	(65)
Net realized gain – Class C	(35,291)	(25,102)	—	—	(217)	—	(150)	—
Net investment income – Class I	(34)	— *	(676)	(9)	—	—	— *	—
Net realized gain – Class I	(670)	— *	—	—	(16)	—	— *	—
Net investment income – Class Z	(36,823)	(18,634)	(131,455)	(109,328)	—	—	(9,039)	(5,241)
Net realized gain – Class Z	(521,915)	(361,156)	—	—	(8,481)	—	(4,186)	—
Total Distributions to Shareholders	(746,191)	(517,314)	(157,072)	(122,919)	(9,831)	—	(15,792)	(6,107)
Share Transactions:
Subscriptions – Class A	881,347	843,928	302,659	317,458	41,839	55,029	18,154	18,214
Distributions reinvested – Class A	134,125	94,158	18,983	10,862	993	—	2,039	675
Net assets of shares issued in connection with Merger – Class A	—	—	204,930	—	—	—	—	—
Redemptions – Class A	(1,072,697)	(866,166)	(251,677)	(221,501)	(80,479)	(59,786)	(26,422)	(23,778)
Net Increase/(Decrease) – Class A	(57,225)	71,920	274,895	106,819	(37,647)	(4,757)	(6,229)	(4,889)
Subscriptions – Class B	543	989	64	35	9	2	5	— *
Distributions reinvested – Class B	4,234	7,325	494	260	18	—	46	22
Net assets of shares issued in connection with Merger – Class B	—	—	12,517	—	—	—	—	—
Redemptions – Class B	(215,636)	(312,686)	(13,183)	(15,278)	(6,779)	(13,951)	(1,017)	(1,418)
Net Increase/(Decrease) – Class B	(210,859)	(304,372)	(108)	(14,983)	(6,752)	(13,949)	(966)	(1,396)
Subscriptions – Class C	101,181	76,903	19,819	24,476	2,255	1,669	966	1,883
Distributions reinvested – Class C	27,313	19,273	1,845	590	193	—	188	55
Net assets of shares issued in connection with Merger – Class C	—	—	25,563	—	—	—	—	—
Redemptions – Class C	(154,450)	(145,469)	(42,187)	(17,799)	(5,937)	(4,671)	(2,975)	(3,121)
Net Increase/(Decrease) – Class C	(25,956)	(49,293)	5,040	7,267	(3,489)	(3,002)	(1,821)	(1,183)
Subscriptions – Class I	17,610	13,063	27,930	66,675	11,070	28,852	—	3
Distributions reinvested – Class I	704	—	676	9	16	—	—	—
Net assets of shares issued in connection with Merger – Class I	—	—	152,987	—	—	—	—	—
Redemptions – Class I	(13,595)	(1,538)	(184,760)	(2,003)	(38,709)	(293)	—	—
Net Increase/(Decrease) – Class I	4,719	11,525	(3,167)	64,681	(27,623)	28,559	—	3
Subscriptions – Class R	—	—	370	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R	—	—	2,027	—	—	—	—	—
Redemptions – Class R	—	—	(77)	—	—	—	—	—
Net Increase – Class R	—	—	2,320	—	—	—	—	—

(a)  Class I shares reflect activity for the period September 27, 2010 (commencement of operations) through December 31, 2010.

(b)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(c)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011	2010	2011 (c)	2010	2011 (c)		2010
Operations:
Net investment income/(loss)	$(7,972)	$(11,783)	$2,784	$1,806	$1	$—	$(3)		$—
Net realized gain/(loss) on investments, foreign currency transactions, forward foreign currency exchange contracts and foreign capital gains tax	209,796	59,672	—	—	(57)	—	6		—
Net realized gain/(loss) on affiliated investments and distributions from affiliated investment companies and affiliated investment company shares	(66,391)	(38,281)	8,878	(1,976)	—	—	—		—
Reimbursement from affiliate (See Note 4)	—	—	—	—	—	—	—		—
Net change in net unrealized appreciation/(depreciation) on investments, foreign currency translations, forward foreign currency exchange contracts and foreign capital gains tax	(347,748)	283,123	—	—	(135)	—	(86)		—
Net change in net unrealized appreciation/(depreciation) on affiliated investment companies and affiliated investment company shares	(112,603)	123,090	(4,866)	19,741	—	—	—		—
Net Increase/(Decrease) from Operations	(324,918)	415,821	6,796	19,571	(191)	—	(83)		—
Distributions to Shareholders From:
Net investment income – Class A	(7,162)	—	(1,706)	(678)	—	—	(1)		—
Net realized gain – Class A	—	—	—	—	—	—	—	*	—
Net investment income – Class B	(500)	—	(351)	(239)	—	—	—		—
Net realized gain – Class B	—	—	—	—	—	—	—		—
Net investment income – Class C	(672)	—	(405)	(124)	—	—	—	*	—
Net realized gain – Class C	—	—	—	—	—	—	—	*	—
Net investment income – Class I	(141)	—	—	—	—	—	—	*	—
Net realized gain – Class I	—	—	—	—	—	—	—	*	—
Net investment income – Class Z	(22,715)	—	(1,460)	(625)	—	—	(11)		—
Net realized gain – Class Z	—	—	—	—	—	—	(3)		—
Total Distributions to Shareholders	(31,190)	—	(3,922)	(1,666)	—	—	(15)		—
Share Transactions:
Subscriptions – Class A	72,441	115,498	44,385	8,937	351	—	164		—
Distributions reinvested – Class A	6,307	—	1,391	609	—	—	1		—
Net assets of shares issued in connection with Merger – Class A	—	—	—	—	—	—	—		—
Redemptions – Class A	(203,499)	(187,411)	(11,539)	(13,847)	(13)	—	—		—
Net Increase/(Decrease) – Class A	(124,751)	(71,913)	34,237	(4,301)	338	—	165		—
Subscriptions – Class B	73	34	120	4	—	—	—		—
Distributions reinvested – Class B	391	—	261	218	—	—	—		—
Net assets of shares issued in connection with Merger – Class B	—	—	—	—	—	—	—		—
Redemptions – Class B	(37,412)	(30,406)	(18,369)	(8,516)	—	—	—		—
Net Increase/(Decrease) – Class B	(36,948)	(30,372)	(17,988)	(8,294)	—	—	—		—
Subscriptions – Class C	3,603	6,743	15,268	3,195	138	—	5		—
Distributions reinvested – Class C	494	—	313	109	—	—	—	*	—
Net assets of shares issued in connection with Merger – Class C	—	—	—	—	—	—	—		—
Redemptions – Class C	(23,948)	(19,302)	(4,725)	(5,530)	(10)	—	—		—
Net Increase/(Decrease) – Class C	(19,851)	(12,559)	10,856	(2,226)	128	—	5		—
Subscriptions – Class I	12,447	8,577	—	—	5	—	5		—
Distributions reinvested – Class I	141	—	—	—	—	—	—	*	—
Net assets of shares issued in connection with Merger – Class I	—	—	—	—	—	—	—		—
Redemptions – Class I	(8,782)	(931)	—	—	—	—	—		—
Net Increase/(Decrease) – Class I	3,806	7,646	—	—	5	—	5		—
Subscriptions – Class R	—	—	—	—	—	—	—		—
Net assets of shares issued in connection with Merger – Class R	—	—	—	—	—	—	—		—
Redemptions – Class R	—	—	—	—	—	—	—		—
Net Increase – Class R	—	—	—	—	—	—	—		—

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011 (b)	2010 (a)	2011	2010 (a)	2011	2010 (a)
Subscriptions – Class R5	—	—	3	—	—	—	—	—
Net assets of shares issued in connection with Merger – Class R5	—	—	2,232	—	—	—	—	—
Redemptions – Class R5	—	—	— *	—	—	—	—	—
Net Increase – Class R5	—	—	2,235	—	—	—	—	—
Subscriptions – Class Z	2,172,346	2,077,687	965,616	1,216,447	349,841	260,284	45,936	67,172
Distributions reinvested – Class Z	471,639	324,149	91,324	76,344	7,534	—	5,069	1,451
Redemptions – Class Z	(2,515,311)	(1,969,788)	(973,865)	(726,019)	(331,533)	(276,628)	(113,289)	(96,502)
Net Increase/(Decrease) – Class Z	128,674	432,058	83,075	566,772	25,842	(16,344)	(62,284)	(27,879)
Net Increase/(Decrease) from Share Transactions	(160,647)	161,838	364,290	730,556	(49,669)	(9,493)	(71,300)	(35,344)
Redemption Fees	—	—	—	239	—	—	—	10
Increase from regulatory settlements	—	1	108	447	—	—	—	46
Increase from contribution from affiliate	—	—	—	—	—	—	—	—
Total Increase/(Decrease) in Net Assets	(1,762,137)	3,371,561	(708,110)	1,694,325	(140,101)	308,937	(126,284)	41,992
Net Assets:
Beginning of period	18,098,712	14,727,151	6,125,063	4,430,738	1,698,546	1,389,609	452,667	410,675
End of period	$16,336,575	$18,098,712	$5,416,953	$6,125,063	$1,558,445	$1,698,546	$326,383	$452,667
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(32,074)	$(48,598)	$(60,514)	$5,502	$(167)	$(238)	$(5,294)	$(1,132)

(a)  Class I shares reflect activity for the period September 27, 2010 (commencement of operations) through December 31, 2010.

(b)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(c)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

*  Rounds to less than $500.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund			Columbia Acorn European Fund
Increase (Decrease) in Net Assets	Year ended December 31,		Year ended December 31,		Year ended December 31,			Year ended December 31,
(in thousands)	2011	2010 (a)	2011	2010	2011 (c)		2010	2011 (c)		2010
Subscriptions – Class R5	—	—	—	—	—		—	—		—
Net assets of shares issued in connection with Merger – Class R5	—	—	—	—	—		—	—		—
Redemptions – Class R5	—	—	—	—	—		—	—		—
Net Increase – Class R5	—	—	—	—	—		—	—		—
Subscriptions – Class Z	177,362	358,116	42,102	7,895	2,949		—	1,589		—
Distributions reinvested – Class Z	17,488	—	1,165	560	—		—	13		—
Redemptions – Class Z	(653,289)	(328,729)	(14,914)	(18,853)	—	*	—	—	*	—
Net Increase/(Decrease) – Class Z	(458,439)	29,387	28,353	(10,398)	2,949		—	1,602		—
Net Increase/(Decrease) from Share Transactions	(636,183)	(77,811)	55,458	(25,219)	3,420		—	1,777		—
Redemption Fees	—	—	—	—	—		—	—		—
Increase from regulatory settlements	—	—	—	—	—		—	—		—
Increase from contribution from affiliate	57	—	—	—	—		—	—		—
Total Increase/(Decrease) in Net Assets	(992,234)	338,010	58,332	(7,314)	3,229		—	1,679		—
Net Assets:
Beginning of period	2,282,855	1,944,845	131,275	138,589	—		—	—		—
End of period	$1,290,621	$2,282,855	$189,607	$131,275	$3,229		$—	$1,679		$—
Undistributed (Overdistributed) Net Investment Income or (Accumulated Net Investment Loss)	$(324)	$(17,217)	$471	$1,479	$(1)		$—	$—	*	$—

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Statements of Changes in Net Assets, continued

	Columbia Acorn Fund		Columbia Acorn International		Columbia Acorn USA		Columbia Acorn International Select
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011 (b)	2010 (a)	2011	2010 (a)	2011	2010 (a)
Subscriptions – Class A	30,309	32,735	7,713	8,744	1,507	2,334	666	746
Shares issued in reinvestment and capital gains – Class A	4,849	3,306	463	325	38	—	78	31
Shares issued in connection with merger – Class A	—	—	5,467	—	—	—	—	—
Less shares redeemed – Class A	(37,725)	(34,053)	(6,592)	(6,188)	(2,879)	(2,521)	(980)	(982)
Net Increase/(Decrease) – Class A	(2,567)	1,988	7,051	2,881	(1,334)	(187)	(236)	(205)
Subscriptions – Class B	21	38	2	1	— *	— *	— *	— *
Shares issued in reinvestment and capital gains – Class B	164	276	12	9	1	—	2	1
Shares issued in connection with merger – Class B	—	—	343	—	—	—	—	—
Less shares redeemed – Class B	(8,046)	(13,126)	(353)	(444)	(267)	(636)	(39)	(62)
Net Increase/(Decrease) – Class B	(7,861)	(12,812)	4	(434)	(266)	(636)	(37)	(61)
Subscriptions – Class C	3,779	3,197	519	700	90	76	36	83
Shares issued in reinvestment and capital gains – Class C	1,086	733	46	19	8	—	8	2
Shares issued in connection with merger – Class C	—	—	703	—	—	—	—	—
Less shares redeemed – Class C	(5,913)	(6,190)	(1,110)	(519)	(231)	(214)	(115)	(138)
Net Increase/(Decrease) – Class C	(1,048)	(2,260)	158	200	(133)	(138)	(71)	(53)
Subscriptions – Class I	639	436	764	1,677	371	1,025	—	— *
Shares issued in reinvestment and capital gains – Class I	25	—	17	— *	1	—	—	—
Shares issued in connection with merger – Class I	—	—	4,062	—	—	—	—	—
Less shares redeemed – Class I	(454)	(51)	(5,004)	(50)	(1,289)	(10)	—	—
Net Increase/(Decrease) – Class I	210	385	(161)	1,627	(917)	1,015	—	— *
Subscriptions – Class R	—	—	10	—	—	—	—	—
Shares issued in connection with merger – Class R	—	—	54	—	—	—	—	—
Less shares redeemed – Class R	—	—	(2)	—	—	—	—	—
Net Increase – Class R	—	—	62	—	—	—	—	—
Subscriptions – Class R5	—	—	— *	—	—	—	—	—
Shares issued in connection with merger – Class R5	—	—	59	—	—	—	—	—
Net Increase – Class R5	—	—	59	—	—	—	—	—
Subscriptions – Class Z	72,817	78,950	24,482	33,971	12,164	10,643	1,655	2,699
Shares issued in reinvestment and capital gains – Class Z	16,442	11,048	2,222	2,239	274	—	192	66
Less shares redeemed – Class Z	(85,040)	(74,926)	(25,537)	(20,195)	(11,564)	(11,173)	(4,157)	(3,845)
Net Increase/(Decrease) – Class Z	4,219	15,072	1,167	16,015	874	(530)	(2,310)	(1,080)
Net Increase/(Decrease) in Shares of Beneficial Interest	(7,047)	2,373	8,340	20,289	(1,776)	(476)	(2,654)	(1,399)

(a)  Class I shares reflect activity for the period September 27, 2010 (commencement of operations) through December 31, 2010.

(b)  Class R and Class R5 shares reflect activity for the period August 15, 2011 (commencement of operations) through December 31, 2011.

(c)  For the period from August 19, 2011 (commencement of operations) to December 31, 2011.

*  Rounds to less than 500 shares.

See accompanying notes to financial statements.

	Columbia Acorn Select		Columbia Thermostat Fund		Columbia Acorn Emerging Markets Fund		Columbia Acorn European Fund
Changes in Shares of Beneficial Interest:	Year ended December 31,		Year ended December 31,		Year ended December 31,		Year ended December 31,
(in thousands)	2011	2010 (a)	2011	2010	2011 (c)	2010	2011 (c)		2010
Subscriptions – Class A	2,804	4,815	3,467	765	37	—	16		—
Shares issued in reinvestment and capital gains – Class A	242	—	109	56	—	—	—	*	—
Shares issued in connection with merger – Class A	—	—	—	—	—	—	—		—
Less shares redeemed – Class A	(8,092)	(7,851)	(898)	(1,223)	(1)	—	—		—
Net Increase/(Decrease) – Class A	(5,046)	(3,036)	2,678	(402)	36	—	16		—
Subscriptions – Class B	3	2	10	— *	—	—	—		—
Shares issued in reinvestment and capital gains – Class B	16	—	20	21	—	—	—		—
Shares issued in connection with merger – Class B	—	—	—	—	—	—	—		—
Less shares redeemed – Class B	(1,569)	(1,342)	(1,427)	(744)	—	—	—		—
Net Increase/(Decrease) – Class B	(1,550)	(1,340)	(1,397)	(723)	—	—	—		—
Subscriptions – Class C	145	299	1,196	275	15	—	1		—
Shares issued in reinvestment and capital gains – Class C	21	—	24	10	—	—	—	*	—
Shares issued in connection with merger – Class C	—	—	—	—	—	—	—		—
Less shares redeemed – Class C	(1,011)	(870)	(368)	(485)	(1)	—	—		—
Net Increase/(Decrease) – Class C	(845)	(571)	852	(200)	14	—	1		—
Subscriptions – Class I	520	305	—	—	1	—	1		—
Shares issued in reinvestment and capital gains – Class I	5	—	—	—	—	—	—	*	—
Shares issued in connection with merger – Class I	—	—	—	—	—	—	—		—
Less shares redeemed – Class I	(335)	(32)	—	—	—	—	—		—
Net Increase/(Decrease) – Class I	190	273	—	—	1	—	1		—
Subscriptions – Class R	—	—	—	—	—	—	—		—
Shares issued in connection with merger – Class R	—	—	—	—	—	—	—		—
Less shares redeemed – Class R	—	—	—	—	—	—	—		—
Net Increase – Class R	—	—	—	—	—	—	—		—
Subscriptions – Class R5	—	—	—	—	—	—	—		—
Shares issued in connection with merger – Class R5	—	—	—	—	—	—	—		—
Net Increase – Class R5	—	—	—	—	—	—	—		—
Subscriptions – Class Z	6,576	14,221	3,338	697	298	—	159		—
Shares issued in reinvestment and capital gains – Class Z	654	—	92	51	—	—	2		—
Less shares redeemed – Class Z	(25,141)	(13,400)	(1,192)	(1,710)	— *	—	—	*	—
Net Increase/(Decrease) – Class Z	(17,911)	821	2,238	(962)	298	—	161		—
Net Increase/(Decrease) in Shares of Beneficial Interest	(25,162)	(3,853)	4,371	(2,287)	349	—	179		—

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights

Columbia Acorn Fund

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$29.24	$23.98	$17.22	$28.87	$29.02
Income from Investment Operations
Net investment income/(loss) (a)	(0.10)	(0.06)	(0.02)	(0.01)	0.05	(b)
Net realized and unrealized gain/(loss)	(1.30)	6.18	6.78	(10.98)	2.13
Total from Investment Operations	(1.40)	6.12	6.76	(10.99)	2.18
Less Distributions to Shareholders
From net investment income	(0.02)	(0.02)	—	—	(0.03)
From net realized gains	(1.19)	(0.84)	—	(0.66)	(2.30)
Total Distributions to Shareholders	(1.21)	(0.86)	—	(0.66)	(2.33)
Increase from regulatory settlements	—	0.00 (c)	0.00 (c)	—	—
Net Asset Value, End of Period	$26.63	$29.24	$23.98	$17.22	$28.87
Total Return (d)	(4.91)%	25.61%	39.26%	(38.72)%	7.39	%(e)(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.06%	1.07%	1.07%	1.05%	1.02%
Net investment income/(loss) (g)	(0.33)%	(0.22)%	(0.12)%	(0.04)%	0.17%
Waiver/Reimbursement	—	—	—	—	0.01%
Portfolio turnover rate	18%	28%	27%	21%	20%
Net assets at end of period (000s)	$3,246,833	$3,639,788	$2,937,761	$2,221,100	$4,300,920

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$27.14	$22.43	$16.21	$27.39	$27.78
Income from Investment Operations
Net investment loss (a)	(0.27)	(0.21)	(0.14)	(0.15)	(0.11	)(b)
Net realized and unrealized gain/(loss)	(1.15)	5.76	6.36	(10.37)	2.02
Total from Investment Operations	(1.42)	5.55	6.22	(10.52)	1.91
Less Distributions to Shareholders
From net realized gains	(1.19)	(0.84)	—	(0.66)	(2.30)
Total Distributions to Shareholders	(1.19)	(0.84)	—	(0.66)	(2.30)
Increase from regulatory settlements	—	0.00 (c)	0.00 (c)	—	—
Net Asset Value, End of Period	$24.53	$27.14	$22.43	$16.21	$27.39
Total Return (d)	(5.34)%	24.81%	38.37%	(39.11)%	6.76	%(e)(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.67%	1.69%	1.74%	1.65%	1.59%
Net investment loss (g)	(0.98)%	(0.88)%	(0.77)%	(0.64)%	(0.39)%
Waiver/Reimbursement	—	—	—	—	0.01%
Portfolio turnover rate	18%	28%	27%	21%	20%
Net assets at end of period (000s)	$67,153	$287,650	$525,072	$581,587	$1,270,292

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.85	$22.23	$16.09	$27.25	$27.70
Income from Investment Operations
Net investment loss (a)	(0.29)	(0.24)	(0.17)	(0.19)	(0.18	)(b)
Net realized and unrealized gain/(loss)	(1.19)	5.70	6.31	(10.31)	2.03
Total from Investment Operations	(1.48)	5.46	6.14	(10.50)	1.85
Less Distributions to Shareholders
From net realized gains	(1.19)	(0.84)	—	(0.66)	(2.30)
Total Distributions to Shareholders	(1.19)	(0.84)	—	(0.66)	(2.30)
Increase from regulatory settlements	—	0.00 (c)	0.00 (c)	—	—
Net Asset Value, End of Period	$24.18	$26.85	$22.23	$16.09	$27.25
Total Return (d)	(5.63)%	24.63%	38.16%	(39.23)%	6.56	%(e)(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.82%	1.85%	1.89%	1.83%	1.79%
Net investment loss (g)	(1.10)%	(1.00)%	(0.93)%	(0.82)%	(0.60)%
Waiver/Reimbursement	—	—	—	—	0.00	%(h)
Portfolio turnover rate	18%	28%	27%	21%	20%
Net assets at end of period (000s)	$721,446	$829,181	$736,818	$622,665	$1,312,243

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.03 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Class I Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010 (a)
Net Asset Value, Beginning of Period	$30.19	$26.80
Income from Investment Operations
Net investment income/(loss) (b)	0.01	(0.01)
Net realized and unrealized gain/(loss)	(1.35)	4.26
Total from Investment Operations	(1.34)	4.25
Less Distributions to Shareholders
From net investment income	(0.09)	(0.02)
From net realized gains	(1.19)	(0.84)
Total Distributions to Shareholders	(1.28)	(0.86)
Net Asset Value, End of Period	$27.57	$30.19
Total Return (c)	(4.57)%	15.94	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.72%	0.71	%(f)
Net investment income/(loss) (e)	0.02%	(0.13	)%(f)
Portfolio turnover rate	18%	28	%(d)
Net assets at end of period (000s)	$16,397	$11,627

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn International

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$40.87		$34.13	$23.03	$43.42	$40.07
Income from Investment Operations
Net investment income (a)	0.32		0.22	0.23	0.47	0.27
Net realized and unrealized gain/(loss)	(6.02)		7.21	11.27	(20.20)	6.52
Reimbursement from affiliate	0.00	(b)	—	—	—	—
Total from Investment Operations	(5.70)		7.43	11.50	(19.73)	6.79
Less Distributions to Shareholders
From net investment income	(1.02)		(0.69)	(0.41)	(0.06)	(0.08)
From net realized gains	—		—	—	(0.60)	(3.36)
Total Distributions to Shareholders	(1.02)		(0.69)	(0.41)	(0.66)	(3.44)
Redemption Fees
Redemption fees added to paid in capital (a)	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Increase from regulatory settlements	0.00	(b)	0.00 (b)	0.01	—	—
Net Asset Value, End of Period	$34.15		$40.87	$34.13	$23.03	$43.42
Total Return (c)	(14.37	)%(d)(e)	22.23%	50.40%	(46.09)%	16.90	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.30%		1.35%	1.36%	1.31%	1.23%
Net investment income (f)	0.84%		0.62%	0.85%	1.36%	0.60%
Waiver/Reimbursement	0.02%		—	—	—	0.00	%(g)
Portfolio turnover rate	32%		25%	31%	38%	28%
Net assets at end of period (000s)	$918,112		$810,603	$578,599	$366,820	$622,901

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$39.96		$33.22	$22.41	$42.46	$39.39
Income from Investment Operations
Net investment income (a)	0.06		0.03	0.08	0.27	0.04
Net realized and unrealized gain/(loss)	(5.85)		7.02	10.92	(19.72)	6.39
Reimbursement from affiliate	0.00	(b)	—	—	—	—
Total from Investment Operations	(5.79)		7.05	11.00	(19.45)	6.43
Less Distributions to Shareholders
From net investment income	(1.00)		(0.31)	(0.20)	—	(0.00	)(b)
From net realized gains	—		—	—	(0.60)	(3.36)
Total Distributions to Shareholders	(1.00)		(0.31)	(0.20)	(0.60)	(3.36)
Redemption Fees
Redemption fees added to paid in capital (a)	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Increase from regulatory settlements	0.00	(b)	0.00 (b)	0.01	—	—
Net Asset Value, End of Period	$33.17		$39.96	$33.22	$22.41	$42.46
Total Return (c)	(14.92	)%(d)(e)	21.49%	49.36%	(46.41)%	16.25	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.96%		1.96%	2.03%	1.90%	1.81%
Net investment income (f)	0.15%		0.08%	0.29%	0.77%	0.08%
Waiver/Reimbursement	0.02%		—	—	—	0.01%
Portfolio turnover rate	32%		25%	31%	38%	28%
Net assets at end of period (000s)	$24,510		$29,368	$38,835	$39,153	$103,631

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010	2009	2008	2007
Net Asset Value, Beginning of Period	$39.79		$33.08	$22.30	$42.32	$39.35
Income from Investment Operations
Net investment income/(loss) (a)	0.04		(0.05)	0.02	0.21	(0.06)
Net realized and unrealized gain/(loss)	(5.86)		7.03	10.89	(19.63)	6.39
Reimbursement from affiliate	0.00	(b)	—	—	—	—
Total from Investment Operations	(5.82)		6.98	10.91	(19.42)	6.33
Less Distributions to Shareholders
From net investment income	(0.94)		(0.27)	(0.14)	—	(0.00	)(b)
From net realized gains	—		—	—	(0.60)	(3.36)
Total Distributions to Shareholders	(0.94)		(0.27)	(0.14)	(0.60)	(3.36)
Redemption Fees
Redemption fees added to paid in capital (a)	—		0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Increase from regulatory settlements	0.00	(b)	0.00 (b)	0.01	—	—
Net Asset Value, End of Period	$33.03		$39.79	$33.08	$22.30	$42.32
Total Return (c)	(15.02	)%(d)(e)	21.34%	49.12%	(46.50)%	16.01	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.06%		2.11%	2.17%	2.08%	1.99%
Net investment income/(loss) (f)	0.10%		(0.13)%	0.07%	0.60%	(0.14)%
Waiver/Reimbursement	0.01%		—	—	—	0.00	%(g)
Portfolio turnover rate	32%		25%	31%	38%	28%
Net assets at end of period (000s)	$97,328		$110,931	$85,625	$62,906	$153,416

(a)  Per share data was calculated using the average shares outstanding during the period.
(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class I Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011		2010 (a)
Net Asset Value, Beginning of Period	$40.92		$37.69
Income from Investment Operations
Net investment income (b)	0.37		0.08
Net realized and unrealized gain/(loss)	(5.94)		3.49
Reimbursement from affiliate	0.00	(c)	—
Total from Investment Operations	(5.57)		3.57
Less Distributions to Shareholders
From net investment income	(1.02)		(0.34)
Total Distributions to Shareholders	(1.02)		(0.34)
Redemption Fees
Redemption fees added to paid in capital (b)	—		0.00	(c)
Increase from regulatory settlements	0.00	(c)	—
Net Asset Value, End of Period	$34.33		$40.92
Total Return (d)	(14.02	)%(e)	9.50	%(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	0.91%		0.94	%(h)
Net investment income (g)	0.99%		0.77	%(h)
Portfolio turnover rate	32%		25	%(f)
Net assets at end of period (000s)	$50,335		$66,581

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(f)  Not annualized.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Class R Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$40.11
Income from Investment Operations
Net investment income (b)	(0.00	)(c)
Net realized and unrealized loss	(6.00)
Reimbursement from affiliate	0.00	(c)
Total from Investment Operations	(6.00)
Increase from regulatory settlements	0.00	(c)
Net Asset Value, End of Period	$34.11
Total Return (d)(e)(f)	(14.96)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.59	%(h)
Net investment loss (g)	(0.02	)%(h)
Portfolio turnover rate (e)	32%
Net assets at end of period (000s)	$2,130

(a)  Class R shares commenced operations on August 2, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(g)  The benefits derived from custody fees paid directly had an impact of less than 0.01%.

(h)  Annualized.

Class R5 Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$40.24
Income from Investment Operations
Net investment income (b)	0.09
Net realized and unrealized loss	(6.02)
Reimbursement from affiliate	0.00	(c)
Total from Investment Operations	(5.93)
Increase from regulatory settlements	0.00	(c)
Net Asset Value, End of Period	$34.31
Total Return (d)(e)(f)	(14.74)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	0.91	%(h)
Net investment income (g)	0.65	%(h)
Portfolio turnover rate (e)	32%
Net assets at end of period (000s)	$2,038

(a)  Class R5 shares commended operations on August 2, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Not annualized.

(f)  During the year ended December 31, 2011, Columbia Management reimbursed the Fund for a loss on a trading error. Had the Fund not received this reimbursement total return would have been lower by less than 0.01%.

(g)  The benefits derived from custody fees paid directly had an impact of less than 0.01%.

(h)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn USA

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$27.54	$22.43	$15.90	$27.23	$28.02
Income from Investment Operations
Net investment loss (a)	(0.22)	(0.15)	(0.11)	(0.14)	(0.09	)(b)
Net realized and unrealized gain/(loss)	(1.21)	5.26	6.64	(10.23)	1.01
Total from Investment Operations	(1.43)	5.11	6.53	(10.37)	0.92
Less Distributions to Shareholders
From net realized gains	(0.17)	—	—	(0.96)	(1.71)
Total Distributions to Shareholders	(0.17)	—	—	(0.96)	(1.71)
Increase from regulatory settlements	—	—	0.00 (c)	—	—
Net Asset Value, End of Period	$25.94	$27.54	$22.43	$15.90	$27.23
Total Return (d)	(5.21)%	22.78%	41.07%	(39.38)%	3.18	%(e)(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.30%	1.30%	1.32%	1.29%	1.25%
Net investment loss (g)	(0.78)%	(0.64)%	(0.64)%	(0.60)%	(0.29)%
Waiver/Reimbursement	—	—	—	—	0.00	%(h)
Portfolio turnover rate	20%	32%	28%	23%	21%
Net assets at end of period (000s)	$167,038	$214,097	$178,605	$136,597	$245,085

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$25.60	$20.99	$14.98	$25.87	$26.87
Income from Investment Operations
Net investment loss (a)	(0.37)	(0.30)	(0.22)	(0.27)	(0.25	)(b)
Net realized and unrealized gain/(loss)	(1.08)	4.91	6.23	(9.66)	0.96
Total from Investment Operations	(1.45)	4.61	6.01	(9.93)	0.71
Less Distributions to Shareholders
From net realized gains	(0.17)	—	—	(0.96)	(1.71)
Total Distributions to Shareholders	(0.17)	—	—	(0.96)	(1.71)
Increase from regulatory settlements	—	—	0.00 (c)	—	—
Net Asset Value, End of Period	$23.98	$25.60	$20.99	$14.98	$25.87
Total Return (d)	(5.68)%	21.96%	40.12%	(39.75)%	2.53	%(e)(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.92%	1.98%	2.02%	1.92%	1.85%
Net investment loss (g)	(1.42)%	(1.37)%	(1.33)%	(1.24)%	(0.87)%
Waiver/Reimbursement	—	—	—	—	0.01%
Portfolio turnover rate	20%	32%	28%	23%	21%
Net assets at end of period (000s)	$2,253	$9,222	$20,903	$23,633	$53,820

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$25.39	$20.84	$14.89	$25.77	$26.81
Income from Investment Operations
Net investment loss (a)	(0.39)	(0.31)	(0.24)	(0.30)	(0.30	)(b)
Net realized and unrealized gain/(loss)	(1.11)	4.86	6.19	(9.62)	0.97
Total from Investment Operations	(1.50)	4.55	5.95	(9.92)	0.67
Less Distributions to Shareholders
From net realized gains	(0.17)	—	—	(0.96)	(1.71)
Total Distributions to Shareholders	(0.17)	—	—	(0.96)	(1.71)
Increase from regulatory settlements	—	—	0.00 (c)	—	—
Net Asset Value, End of Period	$23.72	$25.39	$20.84	$14.89	$25.77
Total Return (d)	(5.92)%	21.83%	39.96%	(39.87)%	2.39	%(e)(f)
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	2.05%	2.08%	2.13%	2.08%	2.03%
Net investment loss (g)	(1.53)%	(1.41)%	(1.45)%	(1.39)%	(1.07)%
Waiver/Reimbursement	—	—	—	—	0.00	%(h)
Portfolio turnover rate	20%	32%	28%	23%	21%
Net assets at end of period (000s)	$30,584	$36,101	$32,508	$25,899	$50,743

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.09 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by less than 0.01% and less than $0.01, respectively.

(g)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(h)  Rounds to less than 0.01%.

Class I Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010 (a)
Net Asset Value, Beginning of Period	$28.56	$24.24
Income from Investment Operations
Net investment loss (b)	(0.14)	(0.03)
Net realized and unrealized gain/(loss)	(1.25)	4.35
Total from Investment Operations	(1.39)	4.32
Less Distributions to Shareholders
From net realized gains	(0.17)	—
Total Distributions to Shareholders	(0.17)	—
Net Asset Value, End of Period	$27.00	$28.56
Total Return (c)	(4.88)%	17.82	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.94%	0.94	%(f)
Net investment loss (e)	(0.47)%	(0.35	)%(f)
Portfolio turnover rate	20%	32	%(d)
Net assets at end of period (000s)	$2,635	$28,993

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn International Select

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$28.01	$23.39	$17.99	$31.74	$27.68
Income from Investment Operations
Net investment income (a)	0.18	0.08	0.10	0.20	0.04	(b)
Net realized and unrealized gain/(loss)	(2.95)	4.84	5.43	(13.41)	5.91
Total from Investment Operations	(2.77)	4.92	5.53	(13.21)	5.95
Less Distributions to Shareholders
From net investment income	(0.59)	(0.30)	(0.15)	—	(0.12)
From net realized gains	(0.39)	—	—	(0.54)	(1.77)
Total Distributions to Shareholders	(0.98)	(0.30)	(0.15)	(0.54)	(1.89)
Redemption Fees
Redemption fees added to paid in capital (a)	—	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)
Increase from regulatory settlements	—	0.00 (c)	0.02	—	—
Net Asset Value, End of Period	$24.26	$28.01	$23.39	$17.99	$31.74
Total Return (d)	(10.11)%	21.41%	31.01%	(42.30)%	21.50	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.51%	1.56%	1.56%	1.54%	1.49%
Net investment income (f)	0.66%	0.33%	0.53%	0.78%	0.11%
Waiver/Reimbursement	—	—	—	—	0.00	%(g)
Portfolio turnover rate	44%	42%	56%	68%	57%
Net assets at end of period (000s)	$56,350	$71,668	$64,664	$46,522	$48,538

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(g)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010		2009		2008	2007
Net Asset Value, Beginning of Period	$26.72	$22.34		$17.16		$30.50	$26.73
Income from Investment Operations
Net investment income/(loss) (a)	0.01	(0.06)		(0.01)		0.04	(0.13	)(b)
Net realized and unrealized gain/(loss)	(2.82)	4.62		5.17		(12.84)	5.67
Total from Investment Operations	(2.81)	4.56		5.16		(12.80)	5.54
Less Distributions to Shareholders
From net investment income	(0.25)	(0.18)		—		—	—
From net realized gains	(0.39)	—		—		(0.54)	(1.77)
Total Distributions to Shareholders	(0.64)	(0.18)		—		(0.54)	(1.77)
Redemption Fees
Redemption fees added to paid in capital (a)	—	0.00	(c)	0.00	(c)	0.00 (c)	0.00	(c)
Increase from regulatory settlements	—	0.00	(c)	0.02		—	—
Net Asset Value, End of Period	$23.27	$26.72		$22.34		$17.16	$30.50
Total Return (d)	(10.64)%	20.63	%(e)	30.19	%(e)	(42.68)%	20.69	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.14%	2.20%		2.20%		2.17%	2.10%
Net investment income/(loss) (f)	0.04%	(0.27)%		(0.05)%		0.16%	(0.45)%
Waiver/Reimbursement	—	0.04%		0.12%		—	0.01%
Portfolio turnover rate	44%	42%		56%		68%	57%
Net assets at end of period (000s)	$1,774	$3,030		$3,887		$4,444	$11,941

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$26.58	$22.21	$17.08	$30.42	$26.70
Income from Investment Operations
Net investment income/(loss) (a)	(0.04)	(0.10)	(0.06)	0.00 (b)	(0.20	)(c)
Net realized and unrealized gain/(loss)	(2.81)	4.60	5.17	(12.80)	5.69
Total from Investment Operations	(2.85)	4.50	5.11	(12.80)	5.49
Less Distributions to Shareholders
From net investment income	(0.17)	(0.13)	—	—	—
From net realized gains	(0.39)	—	—	(0.54)	(1.77)
Total Distributions to Shareholders	(0.56)	(0.13)	—	(0.54)	(1.77)
Redemption Fees
Redemption fees added to paid in capital (a)	—	0.00 (b)	0.00 (b)	0.00 (b)	0.00	(b)
Increase from regulatory settlements	—	0.00 (b)	0.02	—	—
Net Asset Value, End of Period	$23.17	$26.58	$22.21	$17.08	$30.42
Total Return (d)	(10.81)%	20.45%	30.04%	(42.79)%	20.53	%(e)
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.31%	2.36%	2.42%	2.34%	2.29%
Net investment income/(loss) (f)	(0.14)%	(0.45)%	(0.30)%	0.01%	(0.68)%
Waiver/Reimbursement	—	—	—	—	0.01%
Portfolio turnover rate	44%	42%	56%	68%	57%
Net assets at end of period (000s)	$8,704	$11,885	$11,096	$9,747	$13,023

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Rounds to less than $0.01 per share.

(c)  Net investment income per share includes special dividends. The effect of these dividends amounted to $0.07 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class I Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010 (a)
Net Asset Value, Beginning of Period	$28.33	$26.11
Income from Investment Operations
Net investment income (b)	0.31	0.03
Net realized and unrealized gain/(loss)	(2.97)	2.19
Total from Investment Operations	(2.66)	2.22
Less Distributions to Shareholders
From net investment income	(0.83)	—
From net realized gains	(0.39)	—
Total Distributions to Shareholders	(1.22)	—
Net Asset Value, End of Period	$24.45	$28.33
Total Return (c)	(9.68)%	8.50	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.04%	1.14	%(f)
Net investment income (e)	1.12%	0.44	%(f)
Portfolio turnover rate	44%	42	%(d)
Net assets at end of period (000s)	$2	$3

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Select

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$27.94	$22.81	$13.77	$27.89		$26.18
Income from Investment Operations
Net investment loss (a)	(0.15)	(0.18)	(0.14)	(0.18)		(0.15)
Net realized and unrealized gain/(loss)	(4.46)	5.31	9.18	(13.25)		2.50
Total from Investment Operations	(4.61)	5.13	9.04	(13.43)		2.35
Less Distributions to Shareholders
From net investment income	(0.38)	—	—	—		—
From net realized gains	—	—	—	(0.69)		(0.64)
Total Distributions to Shareholders	(0.38)	—	—	(0.69)		(0.64)
Net Asset Value, End of Period	$22.95	$27.94	$22.81	$13.77		$27.89
Total Return (b)	(16.65)%	22.49%	65.65%	(49.31	)%(c)	8.92	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.28%	1.28%	1.30%	1.24%		1.19%
Net investment loss (e)	(0.57)%	(0.73)%	(0.78)%	(0.80)%		(0.52)%
Waiver/Reimbursement	—	—	—	—		0.00	%(f)
Portfolio turnover rate	21%	28%	19%	28%		14%
Net assets at end of period (000s)	$340,325	$555,263	$522,443	$395,794		$1,117,941

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$26.06	$21.41	$13.02	$26.57		$25.13
Income from Investment Operations
Net investment loss (a)	(0.30)	(0.31)	(0.24)	(0.31)		(0.31)
Net realized and unrealized gain/(loss)	(4.13)	4.96	8.63	(12.55)		2.39
Total from Investment Operations	(4.43)	4.65	8.39	(12.86)		2.08
Less Distributions to Shareholders
From net investment income	(0.23)	—	—	—		—
From net realized gains	—	—	—	(0.69)		(0.64)
Total Distributions to Shareholders	(0.23)	—	—	(0.69)		(0.64)
Net Asset Value, End of Period	$21.40	$26.06	$21.41	$13.02		$26.57
Total Return (b)	(17.11)%	21.72%	64.44%	(49.62	)%(c)	8.22	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.88%	1.92%	2.01%	1.87%		1.79%
Net investment loss (e)	(1.21)%	(1.39)%	(1.49)%	(1.43)%		(1.12)%
Waiver/Reimbursement	—	—	—	—		0.01%
Portfolio turnover rate	21%	28%	19%	28%		14%
Net assets at end of period (000s)	$26,126	$72,203	$88,004	$73,152		$199,182

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008		2007
Net Asset Value, Beginning of Period	$25.83	$21.25	$12.94	$26.46		$25.07
Income from Investment Operations
Net investment loss (a)	(0.32)	(0.34)	(0.26)	(0.34)		(0.36)
Net realized and unrealized gain/(loss)	(4.12)	4.92	8.57	(12.49)		2.39
Total from Investment Operations	(4.44)	4.58	8.31	(12.83)		2.03
Less Distributions to Shareholders
From net investment income	(0.19)	—	—	—		—
From net realized gains	—	—	—	(0.69)		(0.64)
Total Distributions to Shareholders	(0.19)	—	—	(0.69)		(0.64)
Net Asset Value, End of Period	$21.20	$25.83	$21.25	$12.94		$26.46
Total Return (b)	(17.27)%	21.55%	64.22%	(49.71	)%(c)	8.04	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	2.05%	2.07%	2.14%	2.04%		1.98%
Net investment loss (e)	(1.34)%	(1.52)%	(1.62)%	(1.60)%		(1.31)%
Waiver/Reimbursement	—	—	—	—		0.00	%(f)
Portfolio turnover rate	21%	28%	19%	28%		14%
Net assets at end of period (000s)	$62,887	$98,445	$93,121	$70,962		$197,100

(a)  Per share data was calculated using the average shares outstanding during the period.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by 0.101% and $0.01, respectively.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Rounds to less than 0.01%.

Class I Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010 (a)
Net Asset Value, Beginning of Period	$28.74	$24.74
Income from Investment Operations
Net investment income/(loss) (b)	(0.03)	0.01
Net realized and unrealized gain/(loss)	(4.59)	3.99
Total from Investment Operations	(4.62)	4.00
Less Distributions to Shareholders
From net investment income	(0.47)	—
Total Distributions to Shareholders	(0.47)	—
Net Asset Value, End of Period	$23.65	$28.74
Total Return (c)	(16.25)%	16.17	%(d)
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	0.92%	0.91	%(f)
Net investment income/(loss) (e)	(0.12)%	0.18	%(f)
Portfolio turnover rate	21%	28	%(d)
Net assets at end of period (000s)	$10,944	$7,832

(a)  Class I shares commenced operations on September 27, 2010. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Not annualized.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Thermostat Fund

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009		2008	2007
Net Asset Value, Beginning of Period	$12.58	$10.90	$8.26		$12.31	$12.59
Income from Investment Operations
Net investment income (a)	0.28	0.19	0.11		0.22	0.49
Net realized and unrealized gain/(loss)	0.30	1.67	2.53		(3.98)	0.53
Total from Investment Operations	0.58	1.86	2.64		(3.76)	1.02
Less Distributions to Shareholders
From net investment income	(0.34)	(0.18)	(0.00	)(b)	(0.22)	(0.51)
From net realized gains	—	—	—		(0.07)	(0.79)
Total Distributions to Shareholders	(0.34)	(0.18)	(0.00	)(b)	(0.29)	(1.30)
Net Asset Value, End of Period	$12.82	$12.58	$10.90		$8.26	$12.31
Total Return (c)(d)	4.62%	17.28%	31.98%		(30.67)%	8.19%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)(f)	0.50%	0.50%	0.50%		0.50%	0.50%
Net investment income (f)	2.17%	1.64%	1.17%		1.99%	3.75%
Waiver/Reimbursement	0.17%	0.22%	0.28%		0.18%	0.18%
Portfolio turnover rate	130%	118%	17%		130%	128%
Net assets at end of period (000s)	$79,744	$44,527	$42,976		$41,032	$53,246

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Rounds to less than $0.01 per share.

(c)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the affiliated funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(f)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Class B Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.64	$10.93	$8.32	$12.38	$12.62
Income from Investment Operations
Net investment income (a)	0.15	0.13	0.06	0.16	0.42
Net realized and unrealized gain/(loss)	0.38	1.67	2.55	(4.00)	0.54
Total from Investment Operations	0.53	1.80	2.61	(3.84)	0.96
Less Distributions to Shareholders
From net investment income	(0.26)	(0.09)	—	(0.15)	(0.41)
From net realized gains	—	—	—	(0.07)	(0.79)
Total Distributions to Shareholders	(0.26)	(0.09)	—	(0.22)	(1.20)
Net Asset Value, End of Period	$12.91	$12.64	$10.93	$8.32	$12.38
Total Return (b)(c)	4.19%	16.64%	31.37%	(31.10)%	7.71%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (e)	1.18%	1.10%	0.64%	1.45%	3.25%
Waiver/Reimbursement	0.23%	0.28%	0.32%	0.20%	0.19%
Portfolio turnover rate	130%	118%	17%	130%	128%
Net assets at end of period (000s)	$11,318	$28,752	$32,758	$36,673	$67,709

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the affiliated funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011	2010	2009	2008	2007
Net Asset Value, Beginning of Period	$12.62	$10.91	$8.33	$12.37	$12.62
Income from Investment Operations
Net investment income (a)	0.18	0.10	0.03	0.13	0.39
Net realized and unrealized gain/(loss)	0.31	1.68	2.55	(3.97)	0.53
Total from Investment Operations	0.49	1.78	2.58	(3.84)	0.92
Less Distributions to Shareholders
From net investment income	(0.20)	(0.07)	—	(0.13)	(0.38)
From net realized gains	—	—	—	(0.07)	(0.79)
Total Distributions to Shareholders	(0.20)	(0.07)	—	(0.20)	(1.17)
Net Asset Value, End of Period	$12.91	$12.62	$10.91	$8.33	$12.37
Total Return (b)(c)	3.87%	16.43%	30.97%	(31.20)%	7.36%
Ratios to Average Net Assets/Supplemental Data
Net expenses (d)(e)	1.25%	1.25%	1.25%	1.25%	1.25%
Net investment income (e)	1.40%	0.88%	0.39%	1.23%	3.02%
Waiver/Reimbursement	0.18%	0.24%	0.30%	0.20%	0.19%
Portfolio turnover rate	130%	118%	17%	130%	128%
Net assets at end of period (000s)	$33,378	$21,866	$21,090	$24,383	$26,908

(a)  Per share data was calculated using the average shares outstanding during the period. Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(b)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(c)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the affiliated funds in which it invests. Such indirect expenses are not included in the reported expense ratios.

(e)  The benefits derived from custody fees paid indirectly had an impact of less than 0.01%.

Columbia Acorn Emerging Markets Fund

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment income (b)	(0.00	)(c)
Net realized and unrealized loss	(0.74)
Total from Investment Operations	(0.74)
Net Asset Value, End of Period	$9.26
Total Return (d)(e)(f)	(7.40)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (g)	1.85%
Net investment loss (g)	(0.01)%
Waiver/Reimbursement	18.28%
Portfolio turnover rate (f)	9%
Net assets at end of period (000s)	$332

(a)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Rounds to less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  Annualized.

See accompanying notes to financial statements.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment loss (b)	(0.02)
Net realized and unrealized loss	(0.74)
Total from Investment Operations	(0.76)
Net Asset Value, End of Period	$9.24
Total Return (c)(d)(e)	(7.60)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.60%
Net investment loss (f)	(0.68)%
Waiver/Reimbursement	22.46%
Portfolio turnover rate (e)	9%
Net assets at end of period (000s)	$127

(a)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

Class I Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment income (b)	0.01
Net realized and unrealized loss	(0.72)
Total from Investment Operations	(0.71)
Net Asset Value, End of Period	$9.29
Total Return (c)(d)	(7.10)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (e)	1.41%
Net investment income (e)	0.17%
Waiver/Reimbursement	17.90%
Portfolio turnover rate (d)	9%
Net assets at end of period (000s)	$5

(a)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Financial Highlights, continued

Columbia Acorn European Fund

Class A Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment loss (b)	(0.03)
Net realized and unrealized loss	(0.46)
Total from Investment Operations	(0.49)
Less Distributions to Shareholders
From net investment income	(0.06)
From net realized gains	(0.02)
Total Distributions to Shareholders	(0.08)
Net Asset Value, End of Period	$9.43
Total Return (c)(d)(e)	(4.97)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.75%
Net investment loss (f)	(0.84)%
Waiver/Reimbursement	31.84%
Portfolio turnover rate (e)	17%
Net assets at end of period (000s)	$154

(a)  Class A shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

Class C Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment loss (b)	(0.06)
Net realized and unrealized loss	(0.45)
Total from Investment Operations	(0.51)
Less Distributions to Shareholders
From net investment income	(0.03)
From net realized gains	(0.02)
Total Distributions to Shareholders	(0.05)
Net Asset Value, End of Period	$9.44
Total Return (c)(d)(e)	(5.14)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	2.50%
Net investment loss (f)	(1.66)%
Waiver/Reimbursement	33.29%
Portfolio turnover rate (e)	17%
Net assets at end of period (000s)	$5

(a)  Class C shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(e)  Not annualized.

(f)  Annualized.

See accompanying notes to financial statements.

Class I Shares	Year ended December 31,
Selected data for a share outstanding throughout each period	2011 (a)
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net investment loss (b)	(0.02)
Net realized and unrealized loss	(0.46)
Total from Investment Operations	(0.48)
Less Distributions to Shareholders
From net investment income	(0.07)
From net realized gains	(0.02)
Total Distributions to Shareholders	(0.09)
Net Asset Value, End of Period	$9.43
Total Return (c)(d)(e)	(4.81)%
Ratios to Average Net Assets/Supplemental Data
Net expenses (f)	1.31%
Net investment loss (f)	(0.47)%
Waiver/Reimbursement	28.69%
Portfolio turnover rate (d)	17%
Net assets at end of period (000s)	$5

(a)  Class I shares commenced operations on August 19, 2011. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Total return at net asset value assuming all distributions reinvested.

(d)  Had the Adviser and/or Transfer Agent not waived fees and/or reimbursed a portion of expenses, total return would have been reduced.

(d)  Not annualized.

(f)  Annualized.

See accompanying notes to financial statements.

Columbia Acorn Family of Funds

Notes to Financial Statements

1.  Nature of Operations

Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund (the Funds) are each a series of Columbia Acorn Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust. The investment objective of each Fund is to seek long-term capital appreciation. Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund commenced operations on August 19, 2011.

Columbia Thermostat Fund pursues its investment objective by investing in shares of other mutual funds. As a "fund of funds," under normal circumstances, the Fund allocates at least 95% of its net assets among a selected group of affiliated stock and bond mutual funds (underlying portfolio funds) according to the current level of the Standard & Poor's (S&P) 500 Index in relation to predetermined ranges set by Columbia Wanger Asset Management, LLC (the Adviser). The Fund may invest up to 5% of its net assets plus any cash received that day in cash, repurchase agreements, high quality short-term paper and government securities.

Each Fund may issue an unlimited number of shares. Columbia Acorn Fund, Columbia Acorn USA, Columbia Acorn International Select and Columbia Acorn Select each currently offers Class A, Class B, Class C, Class I and Class Z shares. Columbia Acorn International currently offers Class A, Class B, Class C, Class I, Class R, Class R5 and Class Z shares. Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund each currently offers Class A, Class C, Class I and Class Z shares. Columbia Thermostat Fund currently offers Class A, Class B, Class C and Class Z shares. Effective February 29, 2008, the Funds generally no longer accept investments by new or existing investors in the Fund's Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

Class A shares are sold with a front-end sales charge. Class A shares bought without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (CDSC) if the shares are redeemed within 18 months of purchase.

Class B shares are subject to CDSC if redeemed within six years of purchase. Class B shares will convert to Class A shares automatically eight years after purchase.

Class C shares are offered at net asset value but are subject to a CDSC on redemptions made within one year after purchase.

Class I shares are offered at net asset value. There are certain restrictions on who may purchase Class I shares.

Class R and Class R5 shares are offered at net asset value. There are certain restrictions on who may purchase Class R and Class R5 shares. Class R and Class R5 shares commenced operations on August 15, 2011.

Class Z shares are offered at net asset value. There are certain restrictions on who may purchase Class Z shares. Generally, Class Z shares of a Fund may be exchanged for shares of another fund distributed by Columbia Management Distributors, Inc. at no additional charge.

The financial highlights for the Fund's Class Z shares are presented in a separate annual report.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses are allocated pro rata on the basis of the relative net assets of all classes, except that each class bears certain expenses specific to that class such as distribution services, transfer agent fees, and certain other class specific expenses. Differences in class expenses may result in payment of different dividend distributions for each class. All of the Funds' share classes have equal rights with respect to voting, subject to Fund or class specific matters.

2.  Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (GAAP) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

>Security valuation

Securities of the Funds are valued at market value or, if a market quotation for a security is not readily available or is deemed not to be reliable because of events or circumstances that have occurred between the market quotation and the time as of which the security is to be valued, the security is valued at a fair value determined in good faith under consistently applied procedures established by the Board of Trustees. With respect to Columbia Thermostat Fund, investments in portfolio funds are valued at their net asset values as reported by the portfolio funds. A security traded on a securities exchange or in an over-the-counter market in which transaction prices are reported is valued at the last sales price at the time of valuation. A security traded principally on NASDAQ is valued at the NASDAQ official closing price. Mutual Funds and Exchange Traded Funds are valued at their closing net asset value as reported to NASDAQ.

Short-term investments maturing in 60 days or less are valued at amortized cost, which approximates market value.

Forward foreign currency exchange contracts are marked-to-market based upon foreign currency exchange rates provided by a pricing service.

A security for which a market quotation is not readily available and any other assets are valued at their fair value determined in good faith under consistently applied procedures established by the Board of Trustees. The Funds have retained an independent statistical fair value pricing service that employs a systematic methodology to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time as of which the securities are to be valued. If a security is valued at fair value, that value may be different from the last quoted market price for the security. A security for which there is no reported sale on the valuation date is valued at the latest bid quotations.

>Foreign currency translations

Values of investments denominated in foreign currencies are converted into U.S. dollars using the New York spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The gain or loss resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate.

>Repurchase agreements

Each Fund may engage in repurchase agreement transactions. Each Fund, through its custodian, receives delivery of underlying securities collateralizing repurchase agreements. The counterparty is required to maintain collateral that is at all times at least equal to the repurchase price including interest. In the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

>Restricted securities

Restricted securities are securities that may only be resold upon registration under federal securities laws or in transactions exempt from registration. In some cases, the issuer of restricted securities has agreed to register such securities for resale at the issuer's expense either upon demand by the Fund or in connection with another registered offering of the securities. Many restricted securities may be resold in the secondary market in transactions exempt from registration. Such restricted securities may be determined to be liquid under criteria established by the Board of Trustees.

>Derivative Instruments

Columbia Acorn International and Columbia Acorn International Select invest in certain derivative instruments as detailed below to meet its investment objectives. Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to maintain cash reserves while maintaining exposure to certain other assets, to offset anticipated declines in values of investments, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. The Funds may also use derivative instruments to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. Derivatives may involve various risks, including the potential inability of the counterparty to fulfill its obligation under the terms of the contract, the potential for an illiquid secondary market and the potential for market movements, which may expose the Funds to gains or losses in excess of the amount shown in the Statements of Assets and Liabilities.

>Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements between two parties to buy and sell a currency at a set price on a future date. Columbia Acorn International and Columbia Acorn International Select utilized forward foreign currency exchange contracts to shift investment exposure from one currency to another or to recover an underweight country exposure in its portfolio.

The values of forward foreign currency exchange contracts fluctuate with changes in foreign currency exchange rates. Each Fund will record a realized gain or loss when the forward foreign currency exchange contract is closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. The risks of forward foreign currency

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

exchange contracts include movement in the values of the foreign currencies relative to the U.S. dollar (or other foreign currencies) and the possibility that counterparties will not complete their contractual obligations, which may be in excess of the amount reflected, if any, in the Statements of Assets and Liabilities.

>Effects of Derivative Transactions in the Financial Statements

The following tables are intended to provide additional information about the effect of derivatives on the financial statements of Columbia Acorn International and Columbia Acorn International Select including: the fair value of derivatives by risk category and the location of those fair values in the Statements of Assets and Liabilities; the impact of derivative transactions on the Funds' operations over the period including realized gains or losses and unrealized gains or losses. The derivative schedules following the Statements of Investments present additional information regarding derivative instruments outstanding at the end of the period, if any.

During the year ended December 31, 2011, Columbia Acorn International entered into 104 forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International's derivative Instruments as of December 31, 2011.

  Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$4,539	Unrealized depreciation on forward foreign currency exchange contracts	$—

The effect of derivative instruments on Columbia Acorn International's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$7,872	$(6,748)

During the year ended December 31, 2011, Columbia Acorn International Select entered into four forward foreign currency exchange contracts.

The following table is a summary of the value of Columbia Acorn International Select's derivative Instruments as of December 31, 2011.

  Fair Value of Derivative Instruments

Asset		Liability
Statement of Assets and Liabilities	Fair Value	Statement of Assets and Liabilities	Fair Value
(in thousands)
Unrealized appreciation on forward foreign currency exchange contracts	$—	Unrealized depreciation on forward foreign currency exchange contracts	$948

The effect of derivative instruments on Columbia Acorn International Select's Statement of Operations for the year ended December 31, 2011 was as follows:

Amount of Realized Gain or (Loss) and Change in Unrealized Appreciation or (Depreciation)
on Derivatives Recognized in Income

	Risk Exposure	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
(in thousands)
Forward foreign currency exchange contracts	Foreign Exchange Rate Risk	$1,262	$(948)

>Security transactions and investment income

Security transactions, investment income and shareholder fund transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income and realized gain distributions from other funds are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information is available to the Funds. Interest income is recorded on the accrual basis and includes amortization of discounts on debt obligations when required for federal income tax purposes. Realized gains and losses from security transactions are recorded on an identified cost basis.

Awards, if any, from class action litigation related to securities owned may be recorded as a reduction of cost of those securities. If the applicable securities are no longer owned, the proceeds are recorded as realized gains.

The Funds estimate the tax character of distributions from real estate investment trusts (REITs). Distributions received in excess of income are recorded as a reduction of the cost of the related investments. If the applicable securities are no longer owned, any distributions received in excess of income are recorded as realized gains.

>Fund share valuation

Fund shares are sold and redeemed on a daily basis at net asset value, subject to any applicable sales charge. Net asset value per share is determined daily as of the close of trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. Generally, income, expenses and realized and unrealized gain/(losses) of a Fund are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class. The Rule 12b-1 distribution and service fees and transfer agent fees are charged to each specific class as expenses are incurred. Redemption fees are accounted for as an addition to paid in capital for purposes of determining the net asset value of each class.

>Securities lending

Each Fund, except Columbia Thermostat Fund, may lend securities up to one-third of the value of its total assets to certain approved brokers, dealers and other financial institutions to earn additional income. The Fund retains the benefits of owning the securities, including receipt of dividends or interest generated by the security. Each Fund also receives a fee for the loan. Each Fund has the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of each Fund and any additional required collateral is delivered to each Fund on the next business day. Each Fund has elected to invest the cash collateral in the Dreyfus Government Cash Management Fund, and the income earned is paid to each Fund, net of any fees remitted to Goldman Sachs Agency Lending, the lending agent, and net of any borrower rebates. The Adviser does not retain any fees earned by the lending program. Generally, in the event of borrower default, a Fund has the right to use the collateral to offset any losses incurred. In the event a Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to a Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of loss with respect to the investment of collateral.

The net lending income earned as of December 31, 2011 by each Fund is included in the Statements of Operations.

>Custody fees/credits

Custody fees are reduced based on each Fund's cash balances maintained with the custodian. The amount is disclosed as a reduction of total expenses on the Statements of Operations.

>Federal income taxes

It is each Fund's policy to comply with the provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, distribute substantially all their taxable income, as well as any net realized gain on sales of investments and foreign currency transactions reportable for federal income tax purposes. Columbia Thermostat Fund distributes all of its taxable income, as well as any net realized gain on sales of portfolio fund shares and any distributions of net realized gains received by the Fund from its portfolio funds, reportable for federal income tax purposes. Accordingly, the Funds paid no federal income taxes and no federal income tax provision was required.

>Foreign capital gains taxes

Realized gains in certain countries may be subject to foreign taxes at the fund level. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each jurisdiction.

>Distributions to shareholders

Distributions to shareholders are recorded on the ex-dividend date.

>Indemnification

In the normal course of business, the Trust on behalf of the Funds enters into contracts that contain a variety of representations and warranties and that provide general indemnities. A Fund's maximum exposure under these arrangements is unknown, as this would involve future claims against the Fund. Also, under the Trust's organizational documents, the trustees and officers of the Trust are indemnified against certain liabilities that may arise out of their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these warranties and indemnities to be remote.

>Recent Accounting Pronouncement

Fair Value Measurements and Disclosures

In May 2011, the Financial Accounting and Standards Board (FASB) issued ASU No. 2011-04 modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (IASB) issued International Financial Reporting Standard 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures.

Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

3.  Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended December 31, 2011, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, capital loss carryforwards, distribution reclassifications, non-deductible organizational costs, proceeds from litigation settlements, short-term capital gain distributions from investments in mutual funds, foreign currency transactions, passive foreign investment company (PFIC) holdings and former PFIC holdings were identified and reclassified among the components of each Fund's net assets as follows:

	Undistributed/ (Overdistributed) or Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gain/(Loss)	Paid-In Capital
(in thousands)
Columbia Acorn Fund	$82,288	$(31,818)	$(50,470)
Columbia Acorn International	34,709	50,375	(85,084)
Columbia Acorn USA	9,454	—	(9,454)
Columbia Acorn International Select	2,505	(2,505)	—
Columbia Acorn Select	56,056	(20,699)	(35,357)
Columbia Thermostat Fund	130	(130)	—
Columbia Acorn Emerging Markets Fund	(2)	3	(1)
Columbia Acorn European Fund	15	(14)	(1)

Net investment income (loss) and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2011 and December 31, 2010 was as follows:

	December 31, 2011		December 31, 2010
Fund	Ordinary Income*	Long-term Capital Gains	Ordinary Income*	Long-term Capital Gains
(in thousands)
Columbia Acorn Fund	$38,838	$707,353	$21,020	$496,293
Columbia Acorn International	157,072	—	122,919	—
Columbia Acorn USA	—	9,831	—	—
Columbia Acorn International Select	10,288	5,504	6,107	—
Columbia Acorn Select	31,148	42	—	—
Columbia Thermostat Fund	3,922	—	1,666	—
Columbia Acorn Emerging Markets Fund	—	—	N/A	N/A
Columbia Acorn European Fund	15	—	N/A	N/A

* For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)
(in thousands)
Columbia Acorn Fund	$—	$255,805	$4,943,887
Columbia Acorn International	27,270	—	553,374
Columbia Acorn USA	—	5,790	401,645
Columbia Acorn International Select	—	4,603	28,246
Columbia Acorn Select	—	26,965	166,244
Columbia Thermostat Fund	490	—	13,265
Columbia Acorn Emerging Markets Fund	1	—	(136)
Columbia Acorn European Fund	2	—	(91)

* The differences between book-basis and tax-basis net unrealized appreciation/(depreciation) are primarily due to deferral of losses from wash sales, PFIC adjustments and former PFIC adjustments.

The following capital loss carryforwards, determined as of December 31, 2011, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

	Year of Expiration
	2015	2016	2017	2018	Unlimited	Total
(in thousands)
Columbia Acorn International	$15,640	$82,683	$189,008	$—	$—	$287,331
Columbia Thermostat Fund	—	—	17,733	2,955	—	20,688
Columbia Acorn Emerging Markets Fund	—	—	—	—	11	11

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the Act) was enacted, which changed various technical rules governing the tax treatment of regulated investment companies. The changes are generally effective for taxable years beginning after the date of enactment. Under the Act, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after the date of enactment for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused.

Capital loss carryforwards that were utilized and expired for the Funds during the year ended December 31, 2011, were as follows:

	Utilized	Expired
(in thousands)
Columbia Acorn International	$211,304	$82,542
Columbia Acorn USA	28,408	—
Columbia Acorn International Select	36,610	—
Columbia Acorn Select	119,037	—
Columbia Thermostat Fund	9,197	—

Columbia Acorn International acquired capital loss carryforwards in connection with the merger with RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund of $121,174,098 and $73,618,287, respectively (Note 8). In addition to the acquired capital loss carryforwards, the Fund also acquired unrealized capital gains as a result of the merger. The yearly utilization of the acquired capital loss carryforwards may be limited by the Internal Revenue Code. Any capital loss carryforwards acquired as part of a merger that are permanently lost due to the provisions under the Internal Revenue Code are included as being expired.

Under current tax rules, Regulated Investment Companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year. As of December 31, 2011, the Funds will elect to treat the following late-year ordinary losses and post-October capital losses as arising on January 1, 2012:

Fund	Late-year ordinary losses	Post-October capital losses
(in thousands)
Columbia Acorn Fund	$9,350	$50,163
Columbia Acorn International	—	12,775
Columbia Acorn USA	—	3,057
Columbia Acorn International Select	2,622	3,120
Columbia Acorn Select	107	3,172
Columbia Acorn Emerging Markets Fund	—	42
Columbia Acorn European Fund	2	7

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. However, management's conclusion may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws, regulations, and administrative interpretations (including relevant court decisions). Generally, the Funds' federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

4.  Transactions with Affiliates

Columbia Wanger Asset Management (CWAM) is a wholly owned subsidiary of Columbia Management Investment Advisers, LLC (Columbia Management), which is a wholly owned subsidiary of Ameriprise Financial, Inc. (Ameriprise Financial). CWAM furnishes continuing investment supervision to the Funds and is responsible for the overall management of the Funds' business affairs.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

CWAM receives a monthly advisory fee based on each Fund's average daily net assets at the following annual rates:

Columbia Acorn Fund

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.74%
$700 million to $2 billion	0.69%
$2 billion to $6 billion	0.64%
$6 billion and over	0.63%

Columbia Acorn International

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

Columbia Acorn USA

Average Daily Net Assets	Annual Fee Rate
Up to $200 million	0.94%
$200 million to $500 million	0.89%
$500 million to $2 billion	0.84%
$2 billion to $3 billion	0.80%
$3 billion and over	0.70%

Columbia Acorn International Select

Average Daily Net Assets	Annual Fee Rate
Up to $500 million	0.94%
$500 million and over	0.90%

Columbia Acorn Select

Average Daily Net Assets	Annual Fee Rate
Up to $700 million	0.85%
$700 million to $2 billion	0.80%
$2 billion to $3 billion	0.75%
$3 billion and over	0.70%

Columbia Thermostat Fund

Annual Fee Rate
All Average Daily Net Assets	0.10%

Columbia Acorn Emerging Markets Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.25%
$100 million to $500 million	1.00%
$500 million and over	0.80%

Columbia Acorn European Fund

Average Daily Net Assets	Annual Fee Rate
Up to $100 million	1.19%
$100 million to $500 million	0.94%
$500 million and over	0.74%

For the year ended December 31, 2011, the effective investment advisory fee rates were as follows:

Fund
Columbia Acorn Fund	0.64%
Columbia Acorn International	0.76%
Columbia Acorn USA	0.86%
Columbia Acorn International Select	0.94%
Columbia Acorn Select	0.82%
Columbia Thermostat Fund	0.10%
Columbia Acorn Emerging Markets Fund	1.25%
Columbia Acorn European Fund	1.19%

>Expense Limit

CWAM has voluntarily agreed to reimburse the ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts, if any) after giving effect to any balance credits from the Funds' custodian, exceeding annually the average daily net assets of the Funds as follows:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.30%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

This arrangement may be modified or terminated by either the Funds or CWAM on 30 days notice.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Thermostat Fund so that the ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings, and expenses associated with the Fund's investment in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, will not exceed 0.25% annually of the Fund's average daily net assets through April 30, 2012. There is no guarantee that this arrangement will continue thereafter.

CWAM has contractually agreed to waive fees and/or reimburse expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund through April 30, 2013, so that the ordinary operating expenses (exclusive of interest and fees on borrowings, and expenses associated with each Fund's investment in other investment companies, if any), do not exceed the following annual rates based on each Fund's average daily net assets:

Fund	Class A	Class C	Class I
Columbia Acorn Emerging Markets Fund	1.85%	2.60%	1.41%
Columbia Acorn European Fund	1.75%	2.50%	1.31%

There is no guarantee that these arrangements will continue after April 30, 2013.

CWAM may recoup any fees waived and/or expenses reimbursed with respect to any share class of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund for a one-year period following the date of such fee waiver and/or reimbursement if such recovery does not cause the Funds' ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Funds' investment in other investment companies, if any) to exceed the annual expense limitations above, or to exceed such annual expense limitations as may be in place at the time of the recoupment, whichever is less.

Effective August 15, 2011, CWAM and its affiliates have contractually agreed to waive a portion of total annual Fund operating expenses incurred by Class A shares, Class B shares and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively through August 14, 2013. There is no guarantee that this arrangement will continue thereafter.

Expenses reimbursed by CWAM and its affiliates for the year ended December 31, 2011, were as follows:

Fund	Expenses reimbursed
(in thousands)
Columbia Acorn International	$159
Columbia Thermostat Fund	$216
Columbia Acorn Emerging Markets Fund	$217
Columbia Acorn European Fund	$218

CWAM provides administrative services and receives an administration fee from the Funds at the following annual rates:

Columbia Acorn Trust

Aggregate Average Daily Net Assets of the Trust	Annual Fee Rate
Up to $8 billion	0.050%
$8 billion to $16 billion	0.040%
$16 billion to $35 billion	0.030%
$35 billion to $45 billion	0.025%
$45 billion and over	0.015%

For the year ended December 31, 2011, the effective administration fee rate was 0.04% of each Fund's average daily net assets. CWAM has delegated to Columbia Management responsibility to provide certain sub-administrative services to the Funds.
Columbia Management Investment Distributors, Inc. (CMID), an indirect wholly owned subsidiary of Ameriprise Financial, is the distributor of the Funds.

For the year ended December 31, 2011, the Funds have been advised that CMID retained underwriting discounts in connection with redemptions of Class A shares and received CDSCs in connection with Class A, Class B and Class C share redemptions as follows:

	Underwriting Discounts	CDSCs
	Class A	Class A		Class B	Class C
(in thousands) (Unaudited)
Columbia Acorn Fund	$862	$4		$16	$31
Columbia Acorn International	181	7		11	6
Columbia Acorn USA	77	—		2	1
Columbia Acorn International Select	42	—	*	2	1
Columbia Acorn Select	137	—		9	2
Columbia Thermostat Fund	481	—		6	1
Columbia Acorn Emerging Markets Fund	3	—		—	—	*
Columbia Acorn European Fund	1	—		—	—

* Rounds to less than $500.

Each Fund has adopted a Rule 12b-1 (distribution and service) plan which requires it to pay CMID a monthly service fee equal to 0.25% annually of the average daily net assets attributable to Class A, Class B and Class C shares and a monthly distribution fee equal to 0.50%, 0.75% and 0.50%, annually, of the average daily net assets attributable to Class B, Class C and Class R shares, respectively. CMID receives no compensation with respect to Class R5 shares.

Columbia Management Investment Services Corp. (CMIS), a wholly owned subsidiary of Ameriprise Financial, is the transfer agent of the Funds. For its services, each Fund pays CMIS a monthly fee at the annual rate of $17.00 per open account. CMIS also receives reimbursement from the Fund's for certain out-of-pocket expenses. Class I shares do not pay transfer agent fees.

In connection with the acquisition that closed August 15, 2011, Columbia Acorn International assumed the assets and obligations of RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund (see Note 8), which together with certain other associated investment companies (together, the Guarantors), have severally, but not jointly, guaranteed the performance and observance of all the terms and conditions of a lease (including the payment of rent (the Guaranty)) entered into by Seligman Data Corp. (SDC), the former transfer agent of Seligman Global Smaller Companies Fund and Seligman International Growth Fund, which were acquired by RiverSource Partners International Small Cap Fund

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

and RiverSource Partners International Select Growth Fund, respectively, in previous years. The lease and the Guaranty expire in January 2019. At December 31, 2011, Columbia Acorn International's total potential future obligation over the life of the Guaranty was $140,903. The liability remaining at December 31, 2011 for non-recurring charges associated with the lease amounted to $97,731 and is included within other accrued expenses in the Statements of Assets and Liabilities.

Certain officers and trustees of the Trust are also officers of CWAM. The Trust makes no direct payments to its officers and trustees who are affiliated with CWAM.

The Board of Trustees has appointed a Chief Compliance Officer of the Trust in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Office of the Chief Compliance Officer. These expenses are disclosed separately as "Chief compliance officer expenses" in the Statements of Operations.

The Trust offers a deferred compensation plan for its independent trustees. Under that plan, a trustee may elect to defer all or a portion of his or her compensation. Amounts deferred are retained by the Trust and may represent an unfunded obligation of the Trust. The value of amounts deferred is determined by reference to the change in value of Class Z shares of one or more series of the Trust or a money market fund as specified by the trustee. Benefits under the deferred compensation plan are payable in accordance with the plan.

An affiliated person of a Fund may include any company in which a Fund owns five percent or more of its outstanding voting shares. On December 31, 2011, Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA and Columbia Acorn Select each held five percent or more of the outstanding voting securities of one or more companies. Details of investments in those affiliated companies are presented on pages 39, 40, 51, 60, 61, 72 and 73, respectively.

For the year ended December 31, 2011, the Funds engaged in purchase and sales transactions with funds that have a common investment adviser (or affiliated investment advisers), common directors/trustees, and/or common officers. Those transactions complied with Rule 17a-7 under the Investment Company Act of 1940 and were as follows:

	Purchases	Sales
(in thousands)
Columbia Acorn Fund	$24,382	$—
Columbia Acorn International	35,187	—
Columbia Acorn USA	578	—
Columbia Acorn International Select	213	—
Columbia Acorn Select	—	23,766
Columbia Acorn European Fund	53	10

During the year ended December 31, 2011, Columbia Management reimbursed Columbia Acorn International $174,055 for a loss on a trading error.

During the year ended December 31, 2011, Columbia Acorn Select Class Z shares received a payment of $56,666 from Columbia Management as a reimbursement for certain shareholder transactions processed at an incorrect price. The payment has been included in "Increase from contribution from affiliate" on the Statement of Changes in Net Assets.

5.  Borrowing Arrangements

Effective July 22, 2011, the Trust participates in a $150 million credit facility with JPMorgan Chase Bank, N.A., along with another Trust managed by CWAM, which was entered into to facilitate portfolio liquidity. Under the facility, interest is charged to each participating Fund based on its borrowings at a rate per annum equal to the higher of Federal Funds Rate or Overnight LIBOR plus 1.25%. In addition, a commitment fee of 0.10% per annum of the unutilized line of credit is accrued and apportioned among the participating Funds based on their relative net assets. The commitment fee is included in "Other expenses" in the Statements of Operations. The Trust enters into this line of credit for one year durations.

Prior to July 22, 2011, the Trust participated in a $150 million credit facility with State Street Bank and Trust Company (State Street) under similar lending terms. The commitment fee under the State Street arrangement was 0.125% per annum of the unutilized line of credit.

No amounts were borrowed by the Funds under either facility during the year ended December 31, 2011.

6.  Investment Transactions

The aggregate cost of purchases and proceeds from sales, other than short-term obligations, for the year ended December 31, 2011, were:

	Purchases	Proceeds from Sales
(in thousands)
Columbia Acorn Fund	$3,205,101	$4,069,128
Columbia Acorn International	2,350,871	1,899,789
Columbia Acorn USA	343,125	407,720
Columbia Acorn International Select	169,127	246,489
Columbia Acorn Select	386,396	951,396
Columbia Thermostat Fund	235,550	186,041
Columbia Acorn Emerging Markets Fund	3,285	234
Columbia Acorn European Fund	1,983	264

7.  Regulatory Settlements with Third Parties

During the year ended December 31, 2011, Columbia Acorn International received payments of $107,617 resulting from certain regulatory settlements with third parties in which the Fund had participated. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

During the year ended December 31, 2010, Columbia Acorn International and Columbia Acorn International Select received payments totaling $446,565 and $46,265, respectively, representing distributions from a fair fund established in connection with a regulatory settlement between the Securities and Exchange Commission and a third party broker dealer relating to alleged market timing and late trading in mutual funds, including the Funds. The payments have been included in "Increase from regulatory settlements" in the Statements of Changes in Net Assets.

8.  Fund Merger

On August 15, 2011, Columbia Acorn International acquired the assets and assumed the identified liabilities of RiverSource Partners International Select Growth Fund and RiverSource Partners International Small Cap Fund, both a series of RiverSource International Managers Series, Inc., which were sub-advised by CWAM. The reorganization was completed after shareholders approved the plan on May 11, 2011. The purpose of the transaction was to combine two funds managed by CWAM with comparable investment objectives and strategies.

The aggregate net assets of Columbia Acorn International immediately before the acquisitions were $5,887,634,436 and the combined net assets immediately after the acquisitions were $6,287,891,195.

The merger was accomplished by a tax-free exchange of 48,230,699 shares of RiverSource Partners International Select Growth valued at $311,482,971 (including $29,840,736 of unrealized appreciation) and 15,801,504 shares of RiverSource Partners International Small Cap Fund valued at $88,773,788 (including $6,322,097 of unrealized appreciation).

In exchange for RiverSource Partners International Select Growth and RiverSource Partners International Small Cap Fund shares, Columbia Acorn International issued the following number of shares:

	RiverSource Partners International Select Growth Fund	RiverSource Partners International Small Cap Fund
Class A	3,800,227	1,666,707
Class B	267,259	75,499
Class C	183,761	518,779
Class I	4,010,380	51,634
Class R	35,341	48,348
Class R5	5,711	23,983

For financial reporting purposes, net assets received and shares issued by Columbia Acorn International Fund were recorded at fair value; however, RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth Fund's cost of investments was carried forward.

The financial statements reflect the operations of Columbia Acorn International for the period prior to the merger and the combined fund for the period subsequent to the merger. Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of RiverSource Partners International Small Cap Fund and RiverSource Partners International Select Growth that have been included in the combined Fund's Statement of Operations since the merger was completed.

Assuming the merger had been completed on January 1, 2011, Columbia Acorn International's pro-forma net investment income, net gain on investments, net change in unrealized depreciation and net increase in net assets from operations for the year ended December 31, 2011 would have been approximately $76.7 million, $260.0 million, $(1,274.8) million and $(938.1) million, respectively.

9.  Shareholder Concentration

At December 31, 2011, one unaffiliated shareholder account owned 18.0% of the outstanding shares of Columbia Acorn International, three unaffiliated shareholder accounts owned 47.3% of the outstanding shares of Columbia Acorn USA, one unaffiliated shareholder account owned 45.2% of the outstanding shares of Columbia Acorn International Select, two unaffiliated shareholder accounts owned 26.2% of the outstanding shares of Columbia Acorn Select, one unaffiliated shareholder account owned 15.7% of the outstanding shares of Columbia Thermostat Fund. Affiliated shareholder accounts owned 28.9% of the outstanding shares of Columbia Acorn Emerging Markets Fund and 66.3% of the outstanding shares of Columbia Acorn European Fund. The Funds have no knowledge about whether any portion of those shares was owned beneficially. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

10.  Subsequent Events

Management has evaluated the events and transactions that have occurred through the date the financial statements were issued and noted no items requiring adjustment of the financial statements or additional disclosure.

Columbia Acorn Family of Funds

Notes to Financial Statements, continued

11.  Information Regarding Pending and Settled Legal Proceedings

In June 2004, an action captioned John E. Gallus et al. v. American Express Financial Corp. and American Express Financial Advisors Inc. was filed in the United States District Court for the District of Arizona. The plaintiffs allege that they are investors in several American Express Company mutual funds (branded as Columbia) and they purport to bring the action derivatively on behalf of those funds under the Investment Company Act of 1940. The plaintiffs allege that fees allegedly paid to the defendants by the funds for investment advisory and administrative services are excessive. The plaintiffs seek remedies including restitution and rescission of investment advisory and distribution agreements. The plaintiffs voluntarily agreed to transfer this case to the United States District Court for the District of Minnesota (the District Court). In response to defendants' motion to dismiss the complaint, the District Court dismissed one of plaintiffs' four claims and granted plaintiffs limited discovery. Defendants moved for summary judgment in April 2007. Summary judgment was granted in the defendants' favor on July 9, 2007. The plaintiffs filed a notice of appeal with the Eighth Circuit Court of Appeals (the Eighth Circuit) on August 8, 2007. On April 8, 2009, the Eighth Circuit reversed summary judgment and remanded to the District Court for further proceedings. On August 6, 2009, defendants filed a writ of certiorari with the U.S. Supreme Court (the Supreme Court), asking the Supreme Court to stay the District Court proceedings while the Supreme Court considers and rules in a case captioned Jones v. Harris Associates, which involves issues of law similar to those presented in the Gallus case. On March 30, 2010, the Supreme Court issued its ruling in Jones v. Harris Associates, and on April 5, 2010, the Supreme Court vacated the Eighth Circuit's decision in the Gallus case and remanded the case to the Eighth Circuit for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On June 4, 2010, the Eighth Circuit remanded the Gallus case to the District Court for further consideration in light of the Supreme Court's decision in Jones v. Harris Associates. On December 9, 2010, the District Court reinstated its July 9, 2007 summary judgment order in favor of the defendants. On January 10, 2011, plaintiffs filed a notice of appeal with the Eighth Circuit. In response to the plaintiffs' opening appellate brief filed on March 18, 2011, the defendants filed a response brief on May 4, 2011 with the Eighth Circuit. The plaintiffs filed a reply brief on May 26, 2011 and oral arguments took place on November 17, 2011.

In December 2005, without admitting or denying the allegations, American Express Financial Corporation (AEFC, which is now known as Ameriprise Financial, Inc. (Ameriprise Financial)), entered into settlement agreements with the Securities and Exchange Commission (SEC) and Minnesota Department of Commerce (MDOC) related to market timing activities. As a result, AEFC was censured and ordered to cease and desist from committing or causing any violations of certain provisions of the Investment Advisers Act of 1940, the Investment Company Act of 1940, and various Minnesota laws. AEFC agreed to pay disgorgement of $10 million and civil money penalties of $7 million. AEFC also agreed to retain an independent distribution consultant to assist in developing a plan for distribution of all disgorgement and civil penalties ordered by the SEC in accordance with various undertakings detailed at www.sec.gov/litigation/admin/ia-2451.pdf. Ameriprise Financial and its affiliates have cooperated with the SEC and the MDOC in these legal proceedings, and have made regular reports to the funds' Boards of Trustees.

Ameriprise Financial and certain of its affiliates have historically been involved in a number of legal, arbitration and regulatory proceedings, including routine litigation, class actions, and governmental actions, concerning matters arising in connection with the conduct of their business activities. Ameriprise Financial believes that the Funds are not currently the subject of, and that neither Ameriprise Financial nor any of its affiliates are the subject of, any pending legal, arbitration or regulatory proceedings that are likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds. Ameriprise Financial is required to make 10-Q, 10-K and, as necessary, 8-K filings with the Securities and Exchange Commission on legal and regulatory matters that relate to Ameriprise Financial and its affiliates. Copies of these filings may be obtained by accessing the SEC website at www.sec.gov.

There can be no assurance that these matters, or the adverse publicity associated with them, will not result in increased fund redemptions, reduced sale of fund shares or other adverse consequences to the Funds. Further, although we believe proceedings are not likely to have a material adverse effect on the Funds or the ability of Ameriprise Financial or its affiliates to perform under their contracts with the Funds, these proceedings are subject to uncertainties and, as such, we are unable to estimate the possible loss or range of loss that may result. An adverse outcome in one or more of these proceedings could result in adverse judgments, settlements, fines, penalties or other relief that could have a material adverse effect on the consolidated financial condition or results of operations of Ameriprise Financial.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
Columbia Acorn Trust:

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Acorn Fund, Columbia Acorn International, Columbia Acorn USA, Columbia Acorn International Select, Columbia Acorn Select, Columbia Thermostat Fund, Columbia Acorn Emerging Markets Fund, and Columbia Acorn European Fund (each a series of the Columbia Acorn Trust, hereinafter referred to as the "Funds") at December 31, 2011, the results of their operations, and the changes in their net assets and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Chicago, Illinois
February 17, 2012

Columbia Acorn Family of Funds

Federal Income Tax Information (in thousands) (Unaudited) — Class A, B, C, I, R, R5 and Z shares

Columbia Acorn Fund

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $818,375, or, if subsequently determined to be different, the net capital gain of such year.

100.00% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2011 qualified for the corporate dividends received deduction.

For non-corporate shareholders 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Acorn International

Foreign taxes paid during the fiscal year ended December 31, 2011 of $10,332 are being passed through to shareholders. This represents $0.07 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $143,798 ($0.91 per share) for the fiscal year ended December 31, 2011.

For non-corporate shareholders, 34.72% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Acorn USA

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $16,402, or, if subsequently determined to be different, the net capital gain of such year.

Columbia Acorn International Select

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011 $10,612, or, if subsequently determined to be different, the net capital gain of such year.

Foreign taxes paid during the fiscal year ended December 31, 2011, of $518 are being passed through to shareholders. This represents $0.04 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $9,719 ($0.73 per share) for the fiscal year ended December 31, 2011.

For non-corporate shareholders, 100.00% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Acorn Select

The Fund hereby designates as a capital gain dividend with respect to the fiscal year ended December 31, 2011, $28,357, or, if subsequently determined to be different, the net capital gain of such year.

30.25% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2011 qualified for the corporate dividends received deduction.

For non-corporate shareholders 32.41% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Thermostat Fund

53.13% of the ordinary income distributed by the Fund, for the fiscal year ended December 31, 2011 qualified for the corporate dividends received deduction.

For non-corporate shareholders, 54.67% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of the ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Columbia Acorn Emerging Markets Fund

Foreign taxes paid during the fiscal year ended December 31, 2011, of $1 are being passed through to shareholders. This represents $0.001 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $16 ($0.05 per share) for the fiscal year ended December 31, 2011.

Columbia Acorn European Fund

Foreign taxes paid during the fiscal year ended December 31, 2011, of $1 are being passed through to shareholders. This represents $0.003 per share. Eligible shareholders may claim this amount as a foreign tax credit.

Gross income derived from sources within foreign countries was $6 ($0.03 per share) for the fiscal year ended December 31, 2011.

For non-corporate shareholders 36.58% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of ordinary income distributed by the Fund for the fiscal year ended December 31, 2011 may represent qualified dividend income.

Board of Trustees and Management of
Columbia Acorn Funds

Each trustee may serve a term of unlimited duration. The Trust's By-laws generally require that a trustee retire at the end of the calendar year in which the trustee attains the age of 75 years. The trustees appoint their own successors, provided that at least two-thirds of the trustees, after such appointment, have been elected by shareholders. Shareholders may remove a trustee, with or without cause, upon the vote of two-thirds of the Trust's outstanding shares at any meeting called for that purpose. A trustee may be removed, with or without cause, upon the vote of a majority of the trustees. The names of the trustees and officers of the Trust, the date each was first elected or appointed to office, their principal business occupations during at least the last five years, number of portfolios in the fund complex they oversee, and other directorships they hold, are shown below. Each trustee serves in such capacity for each of the eight series of Columbia Acorn Trust and for each of the four series of Wanger Advisors Trust.

The address for the trustees and officers of the Trust is Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606. The Funds' Statement of Additional Information includes additional information about the Funds' trustees and officers. You may obtain a free copy of the Statement of Additional Information by writing or calling toll-free:

Columbia Wanger Asset Management, LLC
Shareholder Services Group
227 W. Monroe, Suite 3000
Chicago IL 60606
1-800-922-6769

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustees who are not interested persons of Columbia Acorn Trust:

Laura M. Born, 46, Trustee and Chair	2007	Adjunct Assistant Professor of Finance, University of Chicago Booth School of Business; formerly, Managing Director – Investment Banking, JP Morgan Chase & Co. (broker/dealer) 2002-2007; prior thereto, associated with JP Morgan as an investment professional since 1991.	12	Wanger Advisors Trust

Michelle L. Collins, 51, Trustee	2008	President, Cambium LLC (financial and business advisory firm) since 2007; Advisory Board Member, Svoboda Capital Partners LLC (private equity firm) since 2007; Managing Director Svoboda Capital Partners LLC, 1998-2006.	12	Wanger Advisors Trust; Bucyrus International, Inc. (mining equipment manufacturer); Molex, Inc. (electronics components manufacturer); CDW Corporation (electronics components manufacturer) until October 2007.

Maureen M. Culhane, 63, Trustee	2007	Retired. Formerly, Vice President, Goldman Sachs Asset Management, L.P. (investment adviser), 2005-2007, and Vice President (Consultant) – Strategic Relationship Management, Goldman Sachs & Co., 1999-2005.	12	Wanger Advisors Trust

Margaret M. Eisen, 58, Trustee	2002	Chief Investment Officer, EAM International LLC (corporate finance and asset management) since 2003; Managing Director, CFA Institute, 2005-2008.	12	Wanger Advisors Trust; Antigenics, Inc. (biotechnology and pharmaceuticals) until June 2009.

John C. Heaton, 52, Trustee	2010	Joseph L. Gidwitz Professor of Finance, University of Chicago Booth School of Business; James H. Lorie Professor of Finance, University of Chicago Booth School of Business July 2000 – July 2006; financial consultant since 2004.	12	Wanger Advisors Trust

Steven N. Kaplan, 52, Trustee and Vice Chair	1999	Neubauer Family Professor of Entrepreneurship and Finance, University of Chicago Booth School of Business; faculty member of the University of Chicago Booth School of Business since 1988.	12	Wanger Advisors Trust; Accretive Health, Inc. (healthcare management services provider); Morningstar, Inc. (provider of independent investment research).

Allan B. Muchin, 75, Trustee(1)	1998	Chairman Emeritus, Katten Muchin Rosenman LLP (law firm).	12	Wanger Advisors Trust

David J. Rudis, 58, Trustee(2)	2010	National Checking and Debit Executive, and Illinois President, Bank of America, 2007-2009; President, Consumer Banking Group, LaSalle National Bank, 2004-2007.	12	Wanger Advisors Trust

David B. Small, 55, Trustee	2010	Managing Director, Grosvenor Capital Management, L.P. (investment adviser) since 1994; Adjunct Associate Professor of Finance, University of Chicago Booth School of Business.	12	Wanger Advisors Trust

Trustees who are interested persons of Columbia Acorn Trust:

Charles P. McQuaid, 58, Trustee and President(3)	1992	President and Chief Investment Officer, CWAM or its predecessors, since October 2003; associated with CWAM or its predecessors as an investment professional since 1978.	12	Wanger Advisors Trust

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Trustee Emeritus

Ralph Wanger, 77, Trustee Emeritus(4)	1970	Founder, CWAM. Formerly, President, Chief Investment Officer and portfolio manager, CWAM or its predecessors, July 1992 – September 2003; Director, Wanger Investment Company PLC; Consultant to CWAM or its predecessors, September 2003 – September 2005.	12	Wanger Advisors Trust

Officers of Columbia Acorn Trust:

Ben Andrews, 45, Vice President	2004	Portfolio manager and analyst, CWAM or its predecessors, since 1998; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 2004.	12	None

Robert A. Chalupnik, 45, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 1998. Vice President Columbia Acorn Trust and Wanger Advisors Trust since May 2011.	12	None

Michael G. Clarke, 42, Assistant Treasurer	2004	Vice President, Columbia Management Investment Advisers, LLC since May 2010; Managing Director of Fund Administration, Columbia Management Advisors, LLC, from September 2004 to April 2010; senior officer of Columbia Funds and affiliated funds since 2002.	12	None

Joseph F. DiMaria, 44, Assistant Treasurer	2010	Vice President, Mutual Fund Administration, Columbia Management Investment Advisers, LLC, since May 2010; Director of Fund Administration, Columbia Management Advisors, LLC from January 2006 to April 2010; Head of Tax/Compliance and Assistant Treasurer, Columbia Management Advisors, LLC, from November 2004 to December 2005.	12	None

P. Zachary Egan, 43, Vice President	2003	Director of International Research, CWAM or its predecessors since December 2004; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2007; portfolio manager and analyst, CWAM or its predecessors since 1999.	12	None

Fritz Kaegi, 40, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2004. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

John Kunka, 41, Assistant Treasurer	2006	Director of Accounting and Operations, CWAM since May 2006; Manager of Mutual Fund Operations, Calamos Advisors, Inc. (investment adviser), September 2005 – May 2006; prior thereto, Manager of Mutual Fund Administration, Van Kampen Investments.	12	None

Stephen Kusmierczak, 44, Vice President	2011	Portfolio manager and analyst, CWAM or its predecessors since 2001. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011.	12	None

Joseph C. LaPalm, 42, Vice President	2006	Chief Compliance Officer, CWAM since 2005; prior thereto, compliance officer, William Blair & Company (investment firm).	12	None

Bruce H. Lauer, 54, Vice President, Secretary and Treasurer	1995	Chief Operating Officer, CWAM or its predecessors since April 2000; Vice President, Secretary and Treasurer, Columbia Acorn Trust and Wanger Advisors Trust since 1995; Director, Wanger Investment Company PLC; formerly, Director, Banc of America Capital Management (Ireland) Ltd.; and formerly, Director, Bank of America Global Liquidity Funds, PLC.	12	None

Name, Position(s) with Columbia Acorn Trust and Age at December 31, 2011	Year First Elected or Appointed to Office*	Principal Occupation(s) during Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee/Officer	Other Directorships in addition to Columbia Acorn Trust
Officers of Columbia Acorn Trust: (continued)

Louis J. Mendes III, 47, Vice President	2003	Portfolio manager and analyst, CWAM or its predecessors since 2001; Vice President, Columbia Acorn Trust since 2003 and Wanger Advisors Trust since 2005.	12	None

Robert A. Mohn, 50, Vice President	1997	Director of Domestic Research, CWAM or its predecessors since March 2004; Vice President, Columbia Acorn Trust and Wanger Advisors Trust since 1997; portfolio manager and analyst, CWAM or its predecessors since August 1992.	12	None

Christopher J. Olson, 47, Vice President	2001	Portfolio manager and analyst, CWAM or its predecessors since January 2001; Vice President, Columbia Acorn Trust and Wanger Advisors Trust, since 2001.	12	None

Scott R. Plummer, 52, Assistant Secretary	2010	Chief Legal Officer and Assistant Secretary, Columbia Management Investment Advisers, LLC (or its predecessors) since June 2005; Vice President and Lead Chief Counsel – Asset Management, Ameriprise Financial since May 2010 (previously Vice President and Chief Counsel – Asset Management, from 2005 to April 2010, and Vice President – Asset Management Compliance from 2004 to 2005); Vice President, Chief Counsel and Assistant Secretary, Columbia Management Investment Distributors, Inc. (or its predecessors) since 2008; Vice President, General Counsel and Secretary, Ameriprise Certificate Company since 2005; Chief Counsel, RiverSource Distributors, Inc. from 2006 to 2010; Vice President, General Counsel and Secretary, legacy RiverSource Funds since December 2006; Senior Vice President, Assistant Secretary and Chief Legal Officer, Columbia Funds since May 2010.	12	None

Christopher O. Petersen, 42, Assistant Secretary	2010	Vice President and Chief Counsel, Ameriprise Financial since January 2010 (formerly Vice President and Group Counsel or Counsel from April 2004 to January 2010); Assistant Secretary of legacy RiverSource Funds since January 2007.	12	None

Robert P. Scales, 59, Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel	2004	Chief Compliance Officer, Chief Legal Officer, Senior Vice President and General Counsel, Columbia Acorn Trust and Wanger Advisors Trust, since 2004.	12	None

Andreas Waldburg-Wolfegg, 45, Vice President	2011	Portfolio Manager and analyst of CWAM since 2002. Vice President Columbia Acorn Trust and Wanger Advisors Trust since September 2011	12	None

Linda Roth-Wiszowaty, 42, Assistant Secretary	2006	Business support analyst, CWAM, since April 2007; prior thereto executive administrator, CWAM or its predecessors, and executive assistant to the Chief Operating Officer of CWAM or its predecessors.	12	None

*  Dates prior to April 1992 correspond to the date of first election or appointment as a trustee or officers of The Acorn Fund, Inc., the predecessor trust to Columbia Acorn Trust.

(1)  Mr. Muchin retired at the end of calendar year 2011.

(2)  Prior to December 31, 2011, Mr. Rudis was considered an "interested person" of Columbia Acorn Trust, as defined in the New York Attorney General's Assurance of Discontinuance ("Order") entered into in February 2005 by Columbia Management Advisors, LLC (an indirect subsidiary of Bank of America Corporate ("BOA")) and Columbia Management Distributors, Inc. (an indirect subsidiary of BOA), because of his former employment as a BOA executive. The Order expired with respect to Columbia Acorn Trust on December 31, 2011.

(3)  Mr. McQuaid is an "interested person" of Columbia Acorn Trust and of CWAM, as defined in the Investment Company Act of 1940 because he is an officer of the Trust and of CWAM.

(4)  As permitted under the Columbia Acorn Trust's By-Laws, Mr. Wanger serves as a non-voting Trustee Emeritus of the Trust.

Columbia Acorn Family of Funds

Fourth Quarter Class A, B, C, I, R and R5 Expense Information (Unaudited)

Columbia Acorn Fund	Class A	Class B*	Class C	Class I
Management Fees	0.64%	0.64%	0.64%	0.64%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.17%	0.28%	0.18%	0.08%
Net Expense Ratio	1.06%	1.67%	1.82%	0.72%
Columbia Acorn International	Class A	Class B*	Class C	Class I	Class R†	Class R5†
Management Fees	0.76%	0.76%	0.76%	0.76%	0.76%	0.76%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%	0.50%	0.00%
Other Expenses	0.29%	0.45%	0.29%	0.14%	0.33%	0.15%
Net Expense Ratio	1.30%	1.96%	2.05%	0.90%	1.59%	0.91%
Columbia Acorn USA	Class A	Class B*	Class C	Class I
Management Fees	0.86%	0.86%	0.86%	0.86%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.19%	0.31%	0.19%	0.08%
Net Expense Ratio	1.30%	1.92%	2.05%	0.94%
Columbia Acorn International Select	Class A	Class B*	Class C	Class I
Management Fees	0.94%	0.94%	0.94%	0.94%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.32%	0.45%	0.37%	0.10%
Net Expense Ratio	1.51%	2.14%	2.31%	1.04%
Columbia Acorn Select	Class A	Class B*	Class C	Class I
Management Fees	0.82%	0.82%	0.82%	0.82%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%	0.00%
Other Expenses	0.21%	0.31%	0.23%	0.10%
Net Expense Ratio	1.28%	1.88%	2.05%	0.92%
Columbia Thermostat Fund	Class A	Class B*	Class C
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.75%	1.00%
Other Expenses**	0.15%	0.15%	0.15%
Net Expense Ratio	0.50%	1.00%	1.25%
Columbia Acorn Emerging Markets Fund	Class A	Class C	Class I
Management Fees	1.25%	1.25%	1.25%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.35%	0.35%	0.16%
Net Expense Ratio	1.85%	2.60%	1.41%
Columbia Acorn European Fund	Class A	Class C	Class I
Management Fees	1.19%	1.19%	1.19%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	0.31%	0.31%	0.12%
Net Expense Ratio	1.75%	2.50%	1.31%

    See the Funds' prospectuses for information on minimum initial investment amounts and other details of buying, selling and exchanging shares of the Funds.

    Fees and expenses are for the year ended December 31, 2011. Some share classes of Columbia Acorn Select and Columbia Acorn International Select include the effect of the voluntary undertaking by Columbia Wanger Asset Management, LLC (CWAM) to waive fees and/or reimburse the Funds for any ordinary operating expenses (exclusive of brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Funds' custodian, in excess of the annual rate of the Funds as follows:

Fund	Class A	Class B	Class C	Class I
Columbia Acorn International Select	1.70%	2.20%	2.45%	1.30%
Columbia Acorn Select	1.60%	2.10%	2.35%	1.25%

    These arrangements may be modified or terminated by either the Funds or CWAM upon 30 days notice.

    Columbia Thermostat Fund's fees and expenses include the effect of CWAM's contractual undertaking to waive fees and/or reimburse the Fund for any ordinary operating expenses (exclusive of distribution and service fees, interest and fees on borrowings and expenses associated with the Fund's investments in other investment companies, but including custodian charges relating to overdrafts, if any), after giving effect to any balance credits from the Fund's custodian, in excess of the annual rate of 0.25% of the average daily net assets. Columbia Thermostat Fund's waiver/reimbursement arrangement is contractual through April 30, 2012. There is no guarantee that this arrangement will continue thereafter.

    The fees and expenses of Columbia Acorn Emerging Markets Fund and Columbia Acorn European Fund also include the effect of fee waivers/reimbursement. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn Emerging Markets Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.85%, 2.60% and 1.41% of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter. CWAM has contractually undertaken to waive fees and/or reimburse Columbia Acorn European Fund so that the Fund's ordinary operating expenses (excluding interest and fees on borrowings and expenses associated with the Fund's investment in other investment companies, if any) do not exceed the annual rates of 1.75%, 2.50% and 1.31% of the Fund's average daily net assets attributable to Class A, Class C and Class I shares, respectively, through April 30, 2013. There is no guarantee that this arrangement will continue thereafter.

    Columbia Acorn International's fees and expenses include the effect of the contractual undertaking by CWAM and its affiliates, effective August 15, 2011, to waive a portion of total annual Fund operating expenses incurred by Class A, Class B and Class C shares of Columbia Acorn International such that the Fund's total annual Fund operating expenses will be reduced by 0.04%, 0.03% and 0.02% for Class A, Class B and Class C shares of the Fund, respectively, through August 14, 2013. There is no guarantee that this arrangement will continue thereafter.

  *  The Funds generally no longer accept investments by new or existing investors in Class B shares, except in connection with the reinvestment of any dividend and/or capital gain distributions in Class B shares of the Funds and exchanges by existing Class B shareholders of certain other funds within the Columbia Family of Funds.

  **  Does not include estimated fees and expenses of 0.65% incurred by the Fund from the underlying portfolio funds in which it invests.

  †  Class R and Class R5 shares of Columbia Acorn International commenced operations on August 15, 2011, in connection with the completed merger of two series of RiverSource International Managers Series, Inc. into Columbia Acorn International.

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Columbia Acorn Family of Funds

Investment Adviser

Columbia Wanger Asset Management, LLC
227 West Monroe Street, Suite 3000
Chicago, Illinois 60606

1-800-922-6769

Distributor

Columbia Management Investment Distributors, Inc.
225 Franklin Street
Boston, Massachusetts 02110

Transfer Agent, Dividend Disbursing Agent

Columbia Management Investment Services Corp.
P. O. Box 8081
Boston, Massachusetts 02266-8081

1-800-345-6611

Legal Counsel to the Funds

Perkins Coie LLP
Washington, DC

Legal Counsel to the Independent Trustees

Drinker Biddle & Reath LLP
Philadelphia, Pennsylvania

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Chicago, Illinois

This report, including the schedules of investments, is submitted for the general information of the shareholders of Columbia Acorn Trust.

A description of the policies and procedures that the Funds use to determine how to vote proxies and a copy of the Funds' voting record are available (i) without charge, upon request, by calling 800-922-6769 and (ii) on the Securities and Exchange Commission's website at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, is available from the SEC's website. Information regarding how the Funds voted proxies relating to portfolio securities is also available at www.columbiamanagement.com under "About Us." From there, click on "Disclosures."

The Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Investors should consider the investment objectives, risks, charges and expenses of a mutual fund carefully before investing. For a free prospectus, which contains this and other important information about the funds, visit www.columbiamanagement.com. Read the prospectus carefully before investing.

This document contains Global Industry Classification Standard data. The Global Industry Classification Standard ("GICS") was developed by and is the exclusive property and a service mark of MSCI Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P") and is licensed for use by Columbia Wanger Asset Management, LLC ("CWAM"). Neither MSCI, S&P, nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Columbia Acorn Funds are distributed by Columbia Management Investment Distributors, Inc., member FINRA and managed by Columbia Wanger Asset Management, LLC.

Find out what's new – visit our web site at:

www.columbiamanagement.com

Our e-mail address is:

ServiceInquiries@ColumbiaManagement.com

Shareholders should not include personal information such as account numbers, Social Security numbers or taxpayer identification numbers in e-mail. We are unable to accept account transactions sent via e-mail.

Columbia Management®

Columbia Acorn Family of Funds
Class A, B, C, I, R and R5 Shares

Annual Report, December 31, 2011

For More Information

You'll find more information about the Columbia Acorn Family of Funds in the documents described below. Contact Columbia Funds as follows to obtain these documents free of charge:

By Mail:  Columbia Funds
c/o Columbia Management Investment Services Corp.
P.O. Box 8081
Boston, MA 02266-8081

By Telephone: 800.345.6611

Online: www.columbiamanagement.com

Shareholder Communications with the Board

The Funds' Board of Trustees has adopted procedures by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board should send their written communications to the Board by mail, c/o Columbia Wanger Asset Management, LLC, 227 West Monroe Street, Suite 3000, Chicago, Illinois 60606, Attention: Secretary. Shareholder communications must (i) be in writing, (ii) identify the Columbia Acorn Fund to which the communication relates and (iii) state the particular class of shares and number of shares held by the communicating shareholder.

Prospectuses and the Statement of Additional Information (SAI)

The prospectuses and the SAI provide more detailed information about the Funds and their policies. The SAI is legally part of each prospectus (it's incorporated by reference). A copy of each has been filed with the SEC.

Information Provided by the SEC

You can review and copy information about the Funds (including their prospectuses, the SAI and shareholder reports) at the SEC's Public Reference Room in Washington, DC. To find out more about the operation of the Public Reference Room, call the SEC at 202.551.8090. Reports and other information about the Fund are also available in the EDGAR Database on the SEC's website at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov. You can also obtain copies of this information by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

The investment company registration number of Columbia Acorn Trust, of which each of these Funds is a series, is 811-01829.

© 2012 Columbia Management Investment Advisers, LLC. All rights reserved.

225 Franklin Street, Boston, MA 02110

800.345.6611 www.columbiamanagement.com

C-1446 C (2/12) 132752

Item 2. Code of Ethics.

(a)          The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)         During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)          During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Michelle L. Collins, Maureen M. Culhane and John C. Heaton, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert.  Ms. Collins, Ms. Culhane and Mr. Heaton are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$286,000	$219,500

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$74,100	$15,800

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above.  In fiscal years 2011 and 2010, Audit-Related Fees consist of agreed-upon procedures performed for other audit-related additional testing. Fiscal years 2011 and 2010 also include Audit-Related Fees for agreed-upon procedures related to a fund merger.  Fiscal year 2011 also includes agreed-upon procedures for fund accounting and custody conversions.

During the fiscal years ended December 31, 2011 and December 31, 2010, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$49,300	$41,500

Tax Fees incurred in both fiscal years 2011 and 2010 relate to the review of annual tax returns, the review of required shareholder distribution calculations and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning.

During the fiscal years ended December 31, 2011 and December 31, 2010, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended December 31, 2011 and December 31, 2010 are as follows:

2011	2010
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$65,000	$135,000

In both fiscal years 2011 and 2010, All Other Fees consist of professional services rendered for internal control reviews of the registrant’s transfer agent.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The policy of the registrant’s Audit Committee is to specifically pre-approve (i) all audit and non-audit (including audit related, tax and all other) services provided by the registrant’s independent auditor to the registrant and individual funds (collectively “Fund Services”) and (ii) all non-audit services provided by the registrant’s independent auditor to the funds’ adviser or a control affiliate of the adviser, that relate directly to the funds’ operations and financial reporting (collectively “Fund-related Adviser Services”).  A “control affiliate” is an entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the funds, and the term “adviser” is deemed to exclude any unaffiliated sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser.

If such Fund Services or Fund-related Adviser Services are required during the period between the Audit Committee’s regularly scheduled meetings, the Chairman of the Audit Committee has the authority to pre-approve the service, with reporting to the full Audit Committee at the next regularly scheduled meeting.

The Audit Committee will waive pre-approval of Fund Services or Fund-related Adviser Services provided that the requirements under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended December 31, 2011 and December 31, 2010 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended December 31, 2011 and December 31, 2010 are approximately as follows:

2011	2010
$188,400	$192,300

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments

(a)          The registrant’s “Schedule I — Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)         Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)          The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that material information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)         There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Acorn Trust

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 21, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Charles P. McQuaid
Charles P. McQuaid, President

Date	February 21, 2012

By (Signature and Title)	/s/ Bruce H. Lauer
Bruce H. Lauer, Treasurer

Date	February 21, 2012